                                MORGAN STANLEY
                          VARIABLE INVESTMENT SERIES




                                ANNUAL REPORT
                     ----------------------------------
                              DECEMBER 31, 2001

Morgan Stanley Variable Investment Series
TABLE OF CONTENTS

Letter to the Shareholders..................................     1
Portfolio of Investments:
    Money Market............................................    25
    Short-Term Bond.........................................    27
    Quality Income Plus.....................................    34
    High Yield..............................................    41
    Utilities...............................................    51
    Income Builder..........................................    55
    Dividend Growth.........................................    59
    Capital Growth..........................................    62
    Global Dividend Growth..................................    65
    European Growth.........................................    71
    Pacific Growth..........................................    76
    Equity..................................................    83
    S&P 500 Index...........................................    88
    Competitive Edge "Best Ideas"...........................   100
    Aggressive Equity.......................................   103
    Information.............................................   109
    Strategist..............................................   112
Financial Statements:
    Statements of Assets and Liabilities....................   122
    Statements of Operations................................   125
    Statements of Changes in Net Assets.....................   128
Notes to Financial Statements...............................   140
Financial Highlights........................................   154
Independent Auditors' Report................................   166
Trustee and Officer Information.............................   167

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001

Dear Shareholder:
In 2001 the U.S. economy experienced its first recession since 1990, while the stock market extended its decline that began in 2000. The September 11 terrorist attacks exacerbated the decline in economic activity and created a low point for the economy from which it could potentially rebound.

Both U.S. monetary and fiscal policy during the year aimed to stimulate economic growth. The Federal Reserve Board cut the benchmark federal funds rate by 475 basis points (4.75 percent) during the period. This was the Fed's most aggressive monetary policy adjustment since 1984. As for fiscal policy, Congress passed reductions in personal tax rates as well as a number of economically stimulative spending initiatives after the September attacks.

The recession of 2001 was an unusual one along several lines. First, it was led by a turndown in business spending. Investment-led declines have occurred only once before in the postwar era. Also unusual was the fact that consumer spending on such durable goods as housing and autos remained relatively robust -- something that has not occurred in previous recessions. By the end of the year, it appeared that the economy was stabilizing.

Equity Overview
The U.S. equity markets continued deeper into negative territory as 2001 advanced. By March, the Nasdaq composite index, the Dow Jones Industrial Average and the Standard & Poor's 500 Index (S&P 500) had all crossed the threshold into bear-market territory. Poor performance was heavily concentrated in technology stocks, resulting from companies trimming their spending on information technology. Early in the year, the turmoil spread to old-economy stalwarts as well, leaving very few places in the market to hide. In the second and third quarters, growth began to outpace value for the first time since early 2000. Then the terrorist attacks of September 11 significantly damaged market returns, dragging down most sectors in a relatively uniform fashion.

The S&P 500 rebounded in the fourth quarter, advancing 10.69 percent. Despite this strong rebound the Index finished its second consecutive year of double-digit losses, down 11.88 percent. This is only the fourth time since the Depression that the U.S. equity markets have had two consecutive annual losses. All sectors in the Index, with the exception of consumer discretionary and materials, which combined represent only 15 percent of the Index, had negative returns.

Despite fears to the contrary, market psychology actually improved during the fourth quarter as news on the progress of the war in Afghanistan remained positive. By late December, this growing optimism was confirmed by surprisingly high consumer confidence numbers. Other economic data such as new-home
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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

sales and similar leading economic indicators also suggest that the U.S. economy has maintained its underlying strength.

Fixed-Income Overview
The U.S. Treasury market responded positively as the economy slowed. With a sharp further drop in interest rates following the attacks, the market reached lower levels than were consistent with an eventual recovery in the economy. Consequently, the market became vulnerable to a decline during the last several weeks of the year as rates rose to levels that anticipated an improving economic outlook.

On balance, short-term yields fell sharply while long-term yields were little changed. The two-year Treasury note yield fell by 207 basis points, to 3.03 percent, as the Fed's easing pulled short-term interest rates lower. With many analysts anticipating an economic recovery, the net change in 30-year yields was a scant one-basis-point increase, to 5.47 percent for the year.

At the beginning of the period, yields on mortgage-backed securities and corporate securities were near their highest levels relative to Treasury yields in 15 years. These securities performed well relative to Treasuries in the period through September 10, underperformed amid the uncertainty following the attacks, then again performed well as the economic outlook became clearer. The high-yield sector's performance was especially uneven. The economy adversely affected high-yield issuers' business plans and their access to capital markets. Most sectors of the bond market still remain attractively valued relative to Treasury securities.

International Overview
International stock markets followed the U.S. market to a second year of negative equity returns. The slumping global economy caused markets to decline for most of the year, with the events of September 11resulting in a turbulent sell-off. Against this uncertain backdrop, the markets staged a strong fourth-quarter recovery from their September lows.

The European equity markets were negatively influenced by the ongoing deteriorating performance of the world's economies. The sharp slowdown in the U.S. economy and near-recessionary conditions in much of Asia weighed heavily on the European economies, which began to slow sharply during the year. The monetary stimulus provided to the U.S. economy by the U.S. Federal Reserve Board was copied, albeit more modestly, by the European Central Bank and the Bank of England. The combination of this economic environment and the terrorist attacks of September 11 created a very poor environment for

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

corporate earnings, which suffered a sharp deterioration during the second half of the year. Good pieces of news were the continued currency stability in the U.S. dollar/euro exchange rate, falling inflation and the problem-free progression to the successful introduction of euro notes and coins in the eurozone economies, which occurred on January 1, 2002.

Japan slid back into recession last year for the third time in a decade as third-quarter gross domestic product shrank 0.5 percent. A record high unemployment rate of 5.4 percent dampened consumer spending, and the global slowdown sapped exports. The combination of a weak economy and a fragile banking system put pressure on the yen, which continued falling. The confluence of these factors made the year a challenging one for equities in Japan. Despite showing relatively strong balance sheets and attractive valuations, international blue-chip companies domiciled in Japan were affected negatively by both investor sentiment and perceptions that a slowdown in consumption in the United States and Europe would likely hamper prospects for growth. On a positive note, enthusiastic public support for Prime Minister Junichiro Koizumi has opened an entirely new path for policymaking in Japan. Koizumi's radical plans for the Japanese economy would, if successfully implemented, transform a mercantilist state-centered economy into a new capitalist-based one promoting individuals over big groups and encourage the creation of new companies over the protection of existing big industries. This could provide the foundation for Japanese stocks to make a significant rebound after a decade of stagnation, particularly as valuations there are near 17-year lows.

Despite improving liquidity driven by central bank easings, the Asia ex-Japan region fell sharply during the year, partly as a result of concerns over slowing global economic growth and diminishing corporate profits. A prolonged weakness in global demand exacerbated the market decline, specifically for technology-related products, which weighed heavily on Asian export-oriented economies for much of the year. Asia has experienced its worst export slowdown in well over a decade. September, in the wake of the September 11 attacks, marked the low point for most Asian ex-Japan equities, driven by heightened risk aversion and a further deterioration in the global economic outlook. Asia ex-Japan equities rebounded strongly in the fourth quarter, led by strong country returns in South Korea (+56.1 percent), Taiwan (+53.1 percent), and Singapore (+20.1 percent). This surge was driven largely by anticipation of a U.S.-led economic recovery in 2002.

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LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Aggressive Equity Portfolio
For the 12-month period ended December 31, 2001, Aggressive Equity Portfolio's Class X shares posted a total return of -28.46 percent compared to -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -28.61 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The Portfolio was positioned away from economically sensitive groups during the year, because we believed these sectors would lag in terms of relative earnings performance when the economy entered recession. Historically this has been the case. During this cycle, basic commodities and capital goods stocks had underperformed for so long (compared with technology, telecom and media) that these sectors were quite undervalued as economic activity began to slide. As a result, while their earnings declined substantially, the stocks actually outperformed the market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: AGGRESSIVE EQUITY -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
May 1999      $10,000     $10,000
Jun. 1999     $10,226     $10,329
Sep. 1999     $10,367      $9,683
Dec. 1999     $14,608     $11,124
Mar. 2000     $15,951     $11,379
Jun. 2000     $15,065     $11,077
Sep. 2000     $16,519     $10,969
Dec. 2000     $14,353     $10,110
Mar. 2001     $11,284      $8,912
Jun. 2001     $11,315      $9,433
Sep. 2001      $9,573      $8,049
Dec. 2001  $10,268(2)      $8,910


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    SINCE INCEPTION
CLASS X                       -28.46%(1)         1.00%(1)
CLASS Y                       -28.61%(1)       -20.58%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

For the first time in any postwar recession, consumer spending on durables did not decline. Instead, spending in this area remained steadfast despite record high debt levels and record low savings levels. Even a ratcheting up of unemployment did not deter this spending. As a result, the consumer cyclical area uncharacteristically led both the economy and the stock market in performance. We did not anticipate this rare development and therefore were underweighted in this leading sector.

We believe that close attention to absolute and relative valuation analysis will be key in 2002, given that the stock market has bottomed at higher than average valuations. We also believe that identifying earnings opportunities related to economic, industry or company-specific situations will also be a necessary strategy. As a general guide, in the first half of the year we plan to focus our selections on sectors that are more economically sensitive in light of an expected economic rebound. Areas of emphasis will include

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

technology, transportation and basic materials. Because we expect that it will become apparent later in the year that the economic recovery will be subpar, we will also maintain exposure to select stable growth areas like pharmaceuticals, health-care services, medical devices and consumer and business services. Positions will be adjusted as valuations or earnings outlooks change.

Capital Growth Portfolio
For the 12-month period ended December 31, 2001, Capital Growth Portfolio's Class X shares produced a total return of -26.31 percent versus -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -26.49 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The Portfolio's performance suffered on both an absolute and a relative basis beginning in early January, when the Fed made its first interest-rate cut of 2001. Since that time we have repositioned the Portfolio in consideration of the Fed's more-accommodative interest-rate policy. Because we believe that the stock market has begun a bottoming process, we have recently reduced some of the Portfolio's positions in energy, health care and consumer staples and have reinvested the proceeds in more-cyclical areas and higher-growth areas, including the retail and technology sectors. The Portfolio continues to invest in companies across the market-cap spectrum.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: CAPITAL GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Dec. 1991     $10,000     $10,000
Dec. 1992     $10,164     $10,762
Dec. 1993      $9,453     $11,846
Dec. 1994      $9,332     $12,003
Dec. 1995     $12,404     $16,513
Dec. 1996     $13,837     $20,303
Dec. 1997     $17,232     $27,077
Dec. 1998     $20,615     $34,813
Dec. 1999     $27,479     $42,139
Dec. 2000     $27,830     $38,298
Dec. 2001  $20,508(2)     $33,750


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   10 YEARS  SINCE INCEPTION
CLASS X                       -26.31%(1)  8.19%(1)  7.45%(1)
CLASS Y                       -26.49%(1)                           -18.96%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

At the end of December, the Portfolio had 27 percent of its assets in technology, 23 percent in financial services and interest-rate-sensitive stocks, 22 percent in the consumer sector, 15 percent total in capital goods, energy and basic industry, and 9 percent in health care. The Portfolio's 10 largest holdings were Costco, Circuit City, Microsoft, Goldman Sachs, SunGard Data Systems, XL Capital, J. C. Penney, Ace, Kohl's and CSX.

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Competitive Edge -- "Best Ideas" Portfolio
For the 12-month period ended December 31, 2001, Competitive Edge -- "Best Ideas" Portfolio's Class X shares posted a total return of -23.33 percent versus -16.82 percent for the Morgan Stanley Capital International (MSCI) World Index. For the same period, the Portfolio's Class Y shares returned -23.53 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the MSCI World Index.

The Portfolio invests primarily in stocks compiled by the Morgan Stanley Equity Research department that are believed to demonstrate a long-term sustainable "competitive edge" versus other players in the global arena. As of December 31, 2001, 93.5 percent of the Portfolio's assets were invested in 40 equity positions throughout the world. The remaining 6.5 percent was held in cash and cash equivalents.

Equity holdings in the United States accounted for 63.8 percent of the Portfolio's net assets, with the remainder diversified among seven other countries. In descending order beginning with the largest exposure, these were France, the United Kingdom, Japan, the Netherlands, Finland, Germany and Switzerland. Included among the Portfolio's key equity positions were the following holdings: Microsoft (packaged software), American Home Products (pharmaceuticals: major) and Kraft Foods (food: major diversified) in the United States; Suez (electrical utilities) and Groupe Danone (food: major diversified) in France; and Heineken NV (beverages: alcoholic) in the Netherlands.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: COMPETITIVE EDGE "BEST IDEAS" -- CLASS X SHARES ($ in Thousands)

             FUND     MSCI(3)
May. 1998    $10,000  $10,000
Jun. 1998     $9,860  $10,227
Sep. 1998     $8,290   $9,001
Dec. 1998     $9,810  $10,902
Mar. 1999     $9,980  $11,291
Jun. 1999    $10,485  $11,830
Sep. 1999    $10,495  $11,654
Dec. 1999    $12,447  $13,620
Mar. 2000    $12,779  $13,760
Jun. 2000    $12,101  $13,272
Sep. 2000    $11,637  $12,605
Dec. 2000    $10,283  $11,825
Mar. 2001     $8,566  $10,307
Jun. 2001     $8,698  $10,578
Sep. 2001     $7,378   $9,058
Dec. 2001  $7,884(2)   $9,836


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    SINCE INCEPTION
CLASS X                       -23.33%(1)        -6.35%(1)
CLASS Y                       -23.53%(1)       -24.10%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Dividend Growth Portfolio
For the 12-month period ended December 31, 2001, Dividend Growth Portfolio's Class X shares posted a total return of -5.20 percent versus -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -5.42 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The Portfolio's performance outpaced that of the S&P 500 in 2001, due in part to its low exposure to high technology and other stocks with high price-to-earnings ratios, many of which underperformed during the period. The Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which enjoyed strong cash flows and attractive dividend yields during the year.

On December 31, 2001, the Portfolio was relatively fully invested. We maintained the Portfolio's stated intention of focusing its investments in traditional companies with viable e-commerce strategies. Portfolio transactions during the period included a reallocation of assets to reflect a more accurate use of the dividend-growth discipline. As a result, holdings in Ryder, Aetna, Phelps Dodge, Enron and Zimmer Holdings (a spinoff from Bristol-Myers Squibb) were liquidated. Additionally, the acquisition of GPU by First Energy was completed. At the end of December, the Portfolio was invested in 67 common stocks spread among 35 different industry groups.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: DIVIDEND GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Dec. 1991     $10,000     $10,000
Dec. 1992     $10,816     $10,762
Dec. 1993     $12,368     $11,846
Dec. 1994     $11,963     $12,003
Dec. 1995     $16,315     $16,513
Dec. 1996     $20,225     $20,303
Dec. 1997     $25,404     $27,077
Dec. 1998     $29,030     $34,813
Dec. 1999     $28,336     $42,139
Dec. 2000     $29,837     $38,298
Dec. 2001  $28,285(2)     $33,750


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
CLASS X                       -5.20%(1)  6.94%(1)  10.96%(1)
CLASS Y                       -5.42%(1)                              1.15%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

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LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Equity Portfolio
For the 12-month period ended December 31, 2001, Equity Portfolio's Class X shares posted a total return of -26.87 percent versus -11.88 percent for the S&P
500. For the same period, the Portfolio's Class Y shares returned -27.07 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

For most of 2001 we had taken a "barbell" approach, with a balance between cyclicals and growth stocks. We have now positioned the Portfolio more aggressively for an economic rebound, with an overweighting in cyclical sectors, including technology and consumer cyclicals, and an underweighting in steady growth sectors.

We are in agreement with the consensus view that the market's valuation is expensive and that the economic rebound is likely to be muted, leading to a relatively modest earnings recovery and tempered appreciation in the stock market. However, we expect inflation to remain quite low in coming years, which should allow high valuations to be sustained. We are focusing the Portfolio on industries and stocks that we expect to achieve above-average earnings growth in this subdued environment.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EQUITY -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Dec. 1991     $10,000     $10,000
Dec. 1992     $10,005     $10,762
Dec. 1993     $11,979     $11,846
Dec. 1994     $11,390     $12,003
Dec. 1995     $16,234     $16,513
Dec. 1996     $18,241     $20,303
Dec. 1997     $25,069     $27,077
Dec. 1998     $32,703     $34,813
Dec. 1999     $51,865     $42,139
Dec. 2000     $45,458     $38,298
Dec. 2001  $33,244(2)     $33,750


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
CLASS X                       -26.87%(1)  12.75%(1)  12.76%(1)
CLASS Y                       -27.07%(1)                             -20.29%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

One important theme that is influencing our stock selection is the growth of the U.S. echo boomers (20 to 30 year olds). This demographic group is going to grow at an above-average rate for the next decade. We are focusing on companies in the housing-related and consumer-goods industries that will benefit from the growth in this group, in particular as they start new families.

We expect technology to enjoy a rebound in spending as corporations look to improve their productivity. We also have an overweighting in Internet-related companies that have earnings, cash flow and healthy cash

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Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

positions on their balance sheets. We believe that companies selling services over the Internet will thrive over time. Evidence supporting such a trend came this holiday season, when online retail sales increased over 70 percent and online travel sales increased forty percent.

We have also changed the Portfolio's exposure to the health-care sector to a market-weighted position. We had been overweighted in this group because of its steady earnings growth and because many companies within the sector were benefiting from increased government funding of hospitals. There are three reasons why we are now neutral on the area. First, we expect the 2002 election season to bring with it political proposals regarding health-care benefits that may have a negative effect on the group. Second, now that state and federal budgets are moving from surplus to deficit positions, we believe that the potential for improved government funding of health-care benefits is limited in the near term. Finally, corporations are expected to tighten their spending on health-care benefits. In essence, we do not expect that health-care spending will be immune to the impact of a low-growth, low-inflation environment.

European Growth Portfolio
For the 12-month period ended December 31, 2001, European Growth Portfolio's Class X shares produced a total return of -17.76 percent versus -16.82 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -17.92 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the MSCI World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: EUROPEAN GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     MSCI(3)  MSCI EUROPE(4)
Dec. 1991     $10,000  $10,000         $10,000
Dec. 1992     $10,399   $9,477         $10,588
Dec. 1993     $14,651  $11,610         $14,791
Dec. 1994     $15,876  $12,199         $13,758
Dec. 1995     $19,986  $14,727         $16,020
Dec. 1996     $25,980  $16,712         $19,851
Dec. 1997     $30,156  $19,346         $27,930
Dec. 1998     $37,382  $24,055         $33,648
Dec. 1999     $48,265  $30,053         $45,681
Dec. 2000     $45,891  $26,093         $44,678
Dec. 2001  $37,742(2)  $21,703         $37,736


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
CLASS X                       -17.76%(1)  7.75%(1)  14.20%(1)
CLASS Y                       -17.92%(1)                            -16.01%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Morgan Stanley Capital International (MSCI) Europe Index measures the performance for a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal, and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

During the fiscal year, the Portfolio maintained its concentration in mid- and large-capitalization growth stocks, continuing to use a bottom-up investment process. The Portfolio invests primarily in the developed economies of western Europe. Its emphasis on defensive growth sectors, such as food, beverage and tobacco manufacturers, pharmaceutical companies and high-quality financial companies was moderated during the year. The dramatic declines in many sectors, such as telecommunications services, information technology, advertising and temporary employment, gave rise to opportunities to add stocks in those areas at highly attractive prices. The emphasis has been on increasing exposure to companies whose franchises or business models remain robust and are believed to be in a position to repair their earnings over the coming years.

On December 31, 2001, the Portfolio's regional weightings were as follows: approximately 45.4 percent in the eurozone (the 12 countries that have adopted the euro as a common currency), 38.2 percent in the United Kingdom, 9.8 percent in Switzerland, 3.7 percent in Sweden, 0.5 percent in Norway and the remainder in cash. In terms of sector weightings, the Portfolio had 22.6 percent in financials, 14.2 percent in consumer discretionary, 14 percent in healthcare,
12.4 percent in telecommunications services, 11.5 percent in consumer staples,
8.0 percent in industrials, 6.9 percent in energy, 5.0 percent in information technology, 1.6 percent in materials, 1.0 percent in utilities and 2.8 percent in cash. These weightings do not differ markedly from the sector weightings in the MSCI Europe Index.

Global Dividend Growth Portfolio
For the 12-month period ended December 31, 2001, Global Dividend Growth Portfolio's Class X shares produced a total return of -6.25 percent versus -16.82 percent for the MSCI World

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: GLOBAL DIVIDEND GROWTH -- CLASS X SHARES
($ in Thousands)

              FUND     MSCI(3)
Feb. 1994     $10,000  $10,000
Feb. 1994     $10,020  $10,076
Mar. 1994      $9,576   $9,639
Jun. 1994     $10,031   $9,928
Sep. 1994     $10,224  $10,141
Dec. 1994     $10,027  $10,067
Mar. 1995     $10,565  $10,538
Jun. 1995     $11,126  $10,988
Sep. 1995     $11,645  $11,601
Dec. 1995     $12,236  $12,153
Mar. 1996     $12,784  $12,648
Jun. 1996     $13,258  $13,014
Sep. 1996     $13,529  $13,187
Dec. 1996     $14,388  $13,791
Mar. 1997     $14,442  $13,831
Jun. 1997     $16,399  $15,913
Sep. 1997     $16,913  $16,368
Dec. 1997     $16,121  $15,965
Mar. 1998     $17,898  $18,251
Jun. 1998     $17,685  $18,622
Sep. 1998     $15,486  $16,390
Dec. 1998     $18,141  $20,559
Mar. 1999     $18,162  $19,851
Jun. 1999     $20,003  $21,540
Sep. 1999     $19,742  $21,221
Dec. 1999     $20,799  $24,800
Mar. 2000     $19,784  $25,054
Jun. 2000     $19,627  $24,166
Sep. 2000     $18,942  $22,952
Dec. 2000     $20,280  $21,532
Mar. 2001     $18,958  $18,767
Jun. 2001     $19,526  $19,261
Sep. 2001     $17,189  $16,493
Dec. 2001  $19,013(2)  $17,909


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR    5 YEARS   SINCE INCEPTION
CLASS X                       -6.25%(1)  5.73%(1)         8.53%(1)
CLASS Y                       -6.44%(1)                  -4.11%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Index. For the same period, the Portfolio's Class Y shares returned -6.44 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the MSCI World Index.

Consistent with our expectation of continued weakness in the U.S. equity markets, we targeted just 33 percent of the Portfolio's net assets toward U.S. equities throughout the year. This level of exposure to the United States, a significant underweighting relative to that of the MSCI World Index (56.3 percent), has helped protect investors from the extreme volatility in the U.S. equity markets of late.

Japan's economic growth is still anemic, constrained in part by its dependence on high-priced imported oil. Even as the price of oil has declined, however, the economy there has struggled to find the confidence it once had. We are currently targeting 10 percent of the Portfolio's net assets toward Japan, slightly more than that market's 8.3 percent weighting in the MSCI World Index.

European markets underperformed the U.S. market during the period. While the Portfolio's limited exposure to technology and telecommunications helped its relative performance considerably, its overweighted stance in Europe detracted from its return. We are currently targeting 34 percent of the Portfolio's net assets toward continental European markets and 11.0 percent toward the United Kingdom, versus the MSCI World Index's weightings of 19.7 percent and 10.4 percent, respectively.

Hong Kong and Singapore are the only Asian markets outside Japan that the Portfolio has exposure to. During 2001, the region gave back some of the strong gains it had made following the Asian currency crisis more than two years ago. The Portfolio is currently targeting 4.0 percent of net assets toward investments in Hong Kong and Singapore, versus a 1.2 percent weighting for those two markets combined in the MSCI World Index. At current prices, an Asian recovery seems well discounted, but we remain optimistic about further strength in economic activity, corporate profits and share prices. The Portfolio also remains exposed to the resource-oriented markets of Australia (4.0 percent) and Canada (3.0 percent), where economic fundamentals continue to be strong.

During this period, we liquidated positions in Qantas Airways, Seat-Pagine Gialle SpA, Portugal Telecom, British Telecom, Telus Corporation, Massey Energy and Agilent Technologies.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

High Yield Portfolio
For the 12-month period ended December 31, 2001, High Yield Portfolio's Class X shares posted a total return of -33.75 percent versus 5.28 percent for the Lehman Brothers High Yield Index. For the same period, the Portfolio's Class Y shares returned -33.92 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the Lehman index.

The Portfolio's underperformance relative to its benchmark resulted primarily from the poor performance of its core holdings in the B-rated sector in general and its telecommunications and technology holdings in particular. While performance appeared to be stabilizing prior to the September terrorist attacks, the resulting contraction in the economy and worsening of credit conditions caused further price declines and additional defaults.

While some sectors of the high-yield market improved during the period, B-rated and lower-rated securities continued to experience difficulty. Moreover, industries in the telecommunications and technology sectors, which collectively are both the market's and the Portfolio's largest weightings, remained under pressure as companies announced shortfalls in their sales and income projections and as credit conditions remained restrictive. Against this backdrop, default levels increased for both the market and the Portfolio.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: HIGH YIELD -- CLASS X SHARES
($ in Thousands)

             FUND     LEHMAN(3)
Dec. 1991    $10,000    $10,000
Dec. 1992    $11,835    $11,575
Dec. 1993    $14,690    $13,556
Dec. 1994    $14,327    $13,417
Dec. 1995    $16,467    $15,989
Dec. 1996    $18,440    $17,804
Dec. 1997    $20,628    $20,077
Dec. 1998    $19,349    $20,451
Dec. 1999    $19,091    $20,941
Dec. 2000    $12,939    $19,714
Dec. 2001  $8,572(2)    $20,755


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR     5 YEARS    10 YEARS   SINCE INCEPTION
CLASS X                       -33.75%(1)  -14.20%(1)  -1.53%(1)
CLASS Y                       -33.92%(1)                              -38.78%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

As previously announced, a new investment team assumed responsibility for the Portfolio in January 2001. The team immediately undertook a rigorous review of the Portfolio's holdings. Based on their bottom-up analysis, the new management team redeployed a portion of the Portfolio's assets into securities that it

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

believed offered better investment potential. The team also retained a number of securities that it considered to have good recovery value. In each instance the team took account of the need to balance the risks inherent in the high-yield market with the Portfolio's investment objectives.

In the months ahead, the new management team will continue to work toward restructuring the Portfolio. We believe that the progress made over the past year has afforded the Portfolio greater flexibility to respond proactively to emerging opportunities in the market. We continue to believe that the high-yield sector currently represents unusual value, with many high-yield securities offering attractive yields and the potential for price appreciation as the economy recovers.

Income Builder Portfolio
For the 12-month period ended December 31, 2001, Income Builder Portfolio's Class X shares posted a total return of 2.30 percent versus -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned 2.10 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The Portfolio's outperformance relative to its benchmark can be attributed largely to its lack of exposure to technology stocks, which generally pay little if any dividends. Because the Portfolio's primary objective is to provide reasonable income, these stocks are typically not included among its holdings. The Portfolio's value-oriented style of stock selection also benefited its performance relative to the S&P 500. During the period, consumer cyclicals and energy stocks were positive contributors to the Portfolio's performance, while investments in health care and utilities had a negative effect.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: INCOME BUILDER -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Jan. 1997     $10,000     $10,000
Mar. 1997      $9,830      $9,708
Jun. 1997     $10,801     $11,401
Sep. 1997     $11,885     $12,255
Dec. 1997     $12,238     $12,607
Mar. 1998     $12,977     $14,367
Jun. 1998     $12,843     $14,841
Sep. 1998     $11,499     $13,364
Dec. 1998     $12,632     $16,210
Mar. 1999     $12,442     $17,017
Jun. 1999     $13,767     $18,217
Sep. 1999     $12,794     $17,079
Dec. 1999     $13,524     $19,620
Mar. 2000     $13,166     $20,070
Jun. 2000     $12,970     $19,537
Sep. 2000     $13,248     $19,346
Dec. 2000     $13,547     $17,832
Mar. 2001     $13,793     $15,718
Jun. 2001     $14,210     $16,638
Sep. 2001     $13,175     $14,196
Dec. 2001  $13,859(2)     $15,714


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR   SINCE INCEPTION
CLASS X                       2.30%(1)         6.83%(1)
CLASS Y                       2.10%(1)         2.02%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

The real estate investment trust (REIT) component of the Portfolio was another major contributor to its performance. This sector outperformed the S&P 500 in an environment of deteriorating fundamentals. However, we believe that the stability of the dividends in this sector brought many investors to this group as a safe haven. We expect modest returns from REITs in the year ahead, as real estate tends to be a lagging economic sector.

Convertible securities were on average negative overall for the year but had a strong fourth quarter. Dragged downward by the Enron debacle, utilities convertibles fell 38.2 percent for the year, causing this group to have the largest negative impact on the performance of that asset class. For most of the year, the Portfolio benefited from its exposure to less-equity-sensitive convertible issues, which provided a better return relative to their underlying equities. At the start of the market turn, we began to shift this component toward more equity-sensitive names to participate in the upward move.

On December 31, 2001, the Portfolio's large-cap stock segment was relatively fully invested, as it has been since its inception. Portfolio transactions during the period included the purchase of Burlington Resources, Pitney Bowes, Sears, Sprint, United Technologies, Nokia, Marathon Oil, Merck and Keycorp and the elimination of AT&T, Ryder, Supervalu, Rockwell Collins, Whirlpool, Anheuser-Busch, Reliant and Ford.

Information Portfolio
For the 12-month period ended December 31, 2001, Information Portfolio's
Class X shares posted a total return of -42.87 percent versus -11.88 percent for the S&P 500 and -21.05 percent for the Nasdaq composite index. For the same period, the Portfolio's Class Y shares returned -42.99 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: INFORMATION -- CLASS X SHARES
($ in Thousands)

             FUND     S&P 500(3)
Nov. 2000    $10,000     $10,000
Dec. 2000     $9,310      $9,236
Mar. 2001     $5,730      $8,142
Jun. 2001     $6,140      $8,618
Sep. 2001     $4,016      $7,353
Dec. 2001  $5,318(2)      $8,139


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    SINCE INCEPTION
CLASS X                       -42.87%(1)       -42.25%(1)
CLASS Y                       -42.99%(1)       -42.35%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

The year was characterized by sustained volatility in the information technology sector. The first half of 2001 was marked by the continuation of deteriorating company fundamentals and falling stock prices. Just as business and visibility seemed to be improving, the terrorist attacks of September 11 sent a shock of uncertainty through the market and the economy. This sell-off was relatively short-lived, however, and the market rallied for the final three months of the year, led by the technology sector. To take advantage of this strength, we increased the Portfolio's exposure to more-volatile subsectors such as semiconductors and storage.

Entering 2002, we are cautiously optimistic that the worst is behind us. Many technology companies feel that the third quarter of 2001 was the trough for their respective businesses and are now continuing to implement cost-cutting efficiencies aimed at maximizing profits. Inventory levels are relatively lean across the technology sector, allowing changes in end demand to be more rapidly realized in individual company performance. We are committed to identifying the subsectors and companies best poised to take advantage of the ensuing recovery.

Money Market Portfolio
As of December 31, 2001, Money Market Portfolio had net assets of approximately $559 million, with an average life of 51 days. For the seven-day period ended December 31, 2001, the Portfolio's Class X provided an effective yield of 1.71 percent and a current yield of 1.69 percent, while its 30-day moving average yield for December was 1.85 percent. For the 12-month period ended December 31, 2001, the Portfolio's Class X shares provided a total return of 3.94 percent.

For the seven-day period ended December 31, 2001, the Portfolio's Class Y shares provided an effective yield of 1.45 percent and a current yield of 1.44 percent, while its 30-day moving average yield for December was 1.60 percent. For the 12-month period ended December 31, 2001, the Portfolio's Class Y shares provided a total return of 3.68 percent. The performance of the Portfolio's two share classes varies because each has different expenses.

On December 31, 2001, approximately 58 percent of the Portfolio was invested in high-quality commercial paper, 36 percent in federal agency obligations and the remaining 6 percent in short-term bank notes and a certificate of deposit issued by a financially strong commercial bank. At the end of the fiscal period, approximately 89 percent of the Portfolio's holdings were due to mature in less than four months. We believe that the Portfolio is well positioned for stability of value with a high degree of liquidity.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

We expect the pace of economic activity during the first six months of 2002 to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity in the world, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second half of 2002.

Pacific Growth Portfolio
For the 12-month period ended December 31, 2001, Pacific Growth Portfolio's Class X shares produced a total return of -27.42 percent compared to -16.82 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -27.26 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the MSCI World Index.

Poor stock selection in India and Hong Kong detracted from the Portfolio's performance, offsetting positive stock selection gains in Taiwan, Japan and Singapore. On a country allocation basis, the Portfolio's underweighted position in Malaysia had a negative effect, while its allocations in South Korea, Japan and Taiwan proved beneficial.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: PACIFIC GROWTH -- CLASS X SHARES
($ in Thousands)

             FUND     MSCI(3)
Feb. 1994    $10,000  $10,000
Mar. 1994     $8,984   $9,639
Jun. 1994     $9,380   $9,928
Sep. 1994    $10,211  $10,141
Dec. 1994     $9,327  $10,067
Mar. 1995     $9,007  $10,538
Jun. 1995     $9,701  $10,988
Sep. 1995     $9,801  $11,601
Dec. 1995     $9,862  $12,153
Mar. 1996    $10,513  $12,648
Jun. 1996    $10,554  $13,014
Sep. 1996    $10,184  $13,187
Dec. 1996    $10,246  $13,791
Mar. 1997     $9,762  $13,831
Jun. 1997    $10,440  $15,913
Sep. 1997     $8,813  $16,368
Dec. 1997     $6,383  $15,965
Mar. 1998     $6,529  $18,251
Jun. 1998     $4,958  $18,622
Sep. 1998     $4,553  $16,390
Dec. 1998     $5,720  $20,559
Mar. 1999     $6,119  $19,851
Jun. 1999     $7,461  $21,540
Sep. 1999     $7,819  $21,221
Dec. 1999     $9,500  $24,800
Mar. 2000     $9,578  $25,054
Jun. 2000     $8,902  $24,166
Sep. 2000     $7,572  $22,952
Dec. 2000     $6,321  $21,532
Mar. 2001     $5,650  $18,767
Jun. 2001     $5,556  $19,261
Sep. 2001     $4,346  $16,493
Dec. 2001  $4,588(2)  $17,909


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR     5 YEARS    SINCE INCEPTION
CLASS X                       -27.42%(1)  -14.85%(1)        -9.45%(1)
CLASS Y                       -27.26%(1)                   -32.99%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Morgan Stanley Investment Management Inc., the Portfolio's sub-advisor, is currently pursuing a defensive strategy in Japan because of its concerns about medium-term market fundamentals. In the sub-advisor's opinion, Japanese banks appear to have zero tolerance for nonperforming loans in the current global and domestic economic environment; consequently, it expects several large corporate bankruptcies in early 2002, before Japan's fiscal year-end in March.

In the last three months of 2001, the sub-advisor cautiously began to steer the Portfolio's Asia ex-Japan holdings in a more aggressive direction. The Portfolio currently has overweightings in select cyclical stocks in that region in the semiconductor, electronics manufacturing, consumer discretionary and real-estate sectors. In making investment decisions, the sub-advisor has continued to emphasize stock-specific decisions over big sector calls. At year-end, the sub-advisor was focusing on companies that have increased their global market shares (Hyundai Motors), restructured their balance sheets (LG Electronics, Keppel Corp., Fubon Holdings), are survivors geared to cyclical recovery (Samsung, TSMC, Qantas, Henderson Land) or appear to be positioned for secular growth over the next two to three years (Hero Honda, Humax).

Quality Income Plus Portfolio
For the 12-month period ended December 31, 2001, Quality Income Plus Portfolio's Class X shares posted a total return of 9.57 percent versus 8.44 percent for the Lehman Brothers Aggregate Bond Index. For the same period, the Portfolio's
Class Y shares returned 9.33 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the Lehman index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: QUALITY INCOME PLUS -- CLASS X SHARES
($ in Thousands)

              FUND     LEHMAN(3)
Dec. 1991     $10,000    $10,000
Dec. 1992     $10,826    $10,740
Dec. 1993     $12,232    $11,787
Dec. 1994     $11,422    $11,443
Dec. 1995     $14,197    $13,558
Dec. 1996     $14,418    $14,050
Dec. 1997     $16,018    $15,406
Dec. 1998     $17,406    $16,744
Dec. 1999     $16,655    $16,607
Dec. 2000     $18,502    $18,538
Dec. 2001  $20,272(2)    $20,103


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR   5 YEARS   10 YEARS  SINCE INCEPTION
CLASS X                       9.57%(1)  7.05%(1)  7.32%(1)
CLASS Y                       9.33%(1)                            11.35%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities that they have been in more than 15 years. This represented an

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

unusual opportunity to build positions in investment-grade corporate securities and mortgage-backed securities. Thus, we increased the Portfolio's allocations to corporate and other non-U.S. government investments and repositioned the corporate portion of the Portfolio to take advantage of what we deemed to be the best values within the investment-grade universe. By the end of the period, 72 percent of the Portfolio was invested in corporate securities and 18 percent was in mortgage-backed securities. The remainder of the Portfolio was invested
5 percent each in U.S. Treasury notes and short-term investments.

Although yields on nongovernment securities fell relative to government securities during the period, they remained generous relative to historical norms and continued to offer good value for investors.

S&P 500 Index Portfolio
For the 12-month period ended December 31, 2001, S&P 500 Index Portfolio's
Class X shares produced a total return of -12.23 percent compared to -11.88 percent for the S&P 500. For the same period, the Portfolio's Class Y shares returned -12.53 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The Portfolio seeks to deliver investment performance that corresponds before expenses to the total return of the S&P 500 by investing in substantially all the stocks in the S&P 500 in approximately the same weightings as they are represented in the Index.

As of December 31, 2001, the top five positions in the S&P 500 were General Electric (3.67 percent), Microsoft (3.30 percent), Exxon Mobil (2.48 percent), Citigroup (2.40 percent) and Wal-Mart (2.37 percent).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: S&P 500 INDEX -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
May. 1998     $10,000     $10,000
Jun. 1998     $10,270     $10,275
Sep. 1998      $9,250      $9,253
Dec. 1998     $11,220     $11,223
Mar. 1999     $11,750     $11,782
Jun. 1999     $12,556     $12,613
Sep. 1999     $11,762     $11,825
Dec. 1999     $13,490     $13,585
Mar. 2000     $13,802     $13,896
Jun. 2000     $13,411     $13,527
Sep. 2000     $13,269     $13,395
Dec. 2000     $12,224     $12,347
Mar. 2001     $10,774     $10,883
Jun. 2001     $11,384     $11,520
Sep. 2001      $9,705      $9,830
Dec. 2001  $10,729(2)     $10,880


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    SINCE INCEPTION
CLASS X                       -12.23%(1)         1.96%(1)
CLASS Y                       -12.53%(1)       -13.95%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Short-Term Bond Portfolio
For the 12-month period ended December 31, 2001, Short-Term Bond Portfolio's Class X shares posted a total return of 6.72 percent compared to 9.73 percent for the Lehman Brothers U.S. Credit Index (1-5 Year). For the same period, the Portfolio's Class Y shares returned 6.49 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the Lehman index.

The Portfolio's underperformance relative to its benchmark resulted primarily from not being well positioned in January when the Fed started cutting rates. As previously announced, a new investment team assumed responsibility for the Portfolio in early February and began to reposition the Portfolio at that time.

At the beginning of the period, yields for most U.S. fixed-income securities were the most generous relative to U.S. Treasury and agency securities that they have been in more than 15 years. This represented an opportunity to build positions in investment-grade corporate securities and mortgage-backed securities. We therefore increased corporate and other non-U.S. government investments to 29 percent of the Portfolio. With interest-rate levels having fallen to levels inconsistent with the outlook for an economic recovery, short-term securities (including cash equivalents) were increased to 56 percent of the Portfolio, with the remaining 15 percent invested in government securities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: SHORT-TERM BOND -- CLASS X SHARES
($ in Thousands)

              FUND     LEHMAN(3)
May. 1999     $10,000    $10,000
Jun. 1999      $9,973     $9,969
Sep. 1999     $10,093    $10,063
Dec. 1999     $10,156    $10,125
Mar. 2000     $10,261    $10,240
Jun. 2000     $10,397    $10,398
Sep. 2000     $10,582    $10,706
Dec. 2000     $10,749    $10,983
Mar. 2001     $10,940    $11,385
Jun. 2001     $11,017    $11,544
Sep. 2001     $11,415    $12,001
Dec. 2001  $11,472(2)    $12,052


AVERAGE ANNUAL TOTAL RETURNS   1 YEAR   SINCE INCEPTION
CLASS X                       6.72%(1)         5.30%(1)
CLASS Y                       6.49%(1)         6.60%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly Lehman Brother Mutual Fund Short (1-5) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Although yields on nongovernment securities fell relative to government securities during the period, they remained historically generous and continued to offer good value for investors. We expect to use short-term investments as a source of liquidity for building the Portfolio's non-government position as opportunities arise.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Strategist Portfolio
For the 12-month period ended December 31, 2001, Strategist Portfolio's Class X shares posted a total return of -10.18 percent versus -11.88 percent for the S&P 500 and 8.50 percent for the Lehman Brothers U.S. Government/Credit Index. For the same period, the Portfolio's Class Y shares returned -10.40 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of both its benchmark indexes.

The Portfolio's return closely tracked that of the S&P 500, its equity benchmark, but was considerably lower than that of the Lehman index, its fixed-income benchmark. Throughout the year, the Portfolio maintained an average allocation of 25 percent in bonds, because our analysis indicated that fixed-income valuations were expensive relative to equities. As bonds proved to be 2001's winning asset class, this allocation hindered the Portfolio's performance.

The Portfolio is managed with the goal of maximizing total returns while lessening volatility through the combination of various asset classes, primarily stocks, bonds and cash equivalents. Our analysis can lead to adjustments in the Portfolio's asset allocation over the course of an investment cycle. A portfolio allocation of 55 percent equities, 35 percent bonds and 10 percent cash is generally considered to be neutral.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: STRATEGIST -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)  LEHMAN(4)
Dec. 1991     $10,000     $10,000    $10,000
Dec. 1992     $10,724     $10,762    $10,758
Dec. 1993     $11,837     $11,846    $11,945
Dec. 1994     $12,303     $12,003    $11,526
Dec. 1995     $13,459     $16,513    $13,744
Dec. 1996     $15,481     $20,303    $14,143
Dec. 1997     $17,604     $27,077    $15,523
Dec. 1998     $22,277     $34,813    $16,993
Dec. 1999     $26,143     $42,139    $16,628
Dec. 2000     $26,572     $38,298    $18,599
Dec. 2001  $23,867(2)     $33,750    $20,180


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   10 YEARS  SINCE INCEPTION
CLASS X                       -10.18%(1)  9.04%(1)  9.09%(1)
CLASS Y                       -10.40%(1)                            -6.76%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lehman Brothers U.S. Government/Credit Index (formerly Lehman Brothers Government/Corporate Index) tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

During 2001 we made two asset allocation changes to take advantage of buying opportunities in first bonds, then stocks. In April, in response to a sell-off in long-bond prices, we shifted our Portfolio's asset allocation target from 55 percent equity, 20 percent fixed income and 25 percent cash to 55 percent equity,

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

30 percent fixed income and 15 percent cash. Later, in December, we took advantage of equity valuations, increasing the equity allocation target to 65 percent and reducing the fixed-income target to 20 percent. The cash equivalent target remained at 15 percent of assets.

In early December we changed the sector allocation within the Portfolio's equity segment. For the bulk of the year we had emphasized defensive industries, such as foods and consumer products, health-care services, diversified financials and gold-mining companies. At year-end, however, we shifted the focus toward cyclical sectors, such as steel and paper companies, heavy industrials, appliances and auto parts. We maintained the Portfolio's position in gold, which doubles as an inflation hedge.

The portion of the Portfolio allocated to fixed-income investments is diversified among various debt instruments. Corporate issues represent about 43 percent of the total, mortgage-backed securities 42 percent and U.S. government securities about 7 percent, with the balance in cash equivalents. The Portfolio's yield to maturity stood at 5.84 percent at year-end, while its effective duration was 5.1 years.

Utilities Portfolio
For the 12-month period ended December 31, 2001, Utilities Portfolio's Class X shares produced a total return of -25.75 percent versus -11.88 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -25.98 percent. The performance of the two share classes varies because each has different expenses. The accompanying chart compares the Portfolio's performance to that of the S&P 500.

The primary reason for the Portfolio's underperformance relative to that of the S&P 500 was weakness in the energy sector, particularly among natural gas companies, which declined 28.93 percent

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000: UTILITIES -- CLASS X SHARES
($ in Thousands)

              FUND     S&P 500(3)
Dec. 1991     $10,000     $10,000
Dec. 1992     $11,264     $10,762
Dec. 1993     $13,032     $11,846
Dec. 1994     $11,856     $12,003
Dec. 1995     $15,253     $16,513
Dec. 1996     $16,577     $20,303
Dec. 1997     $21,078     $27,077
Dec. 1998     $26,086     $34,813
Dec. 1999     $29,403     $42,139
Dec. 2000     $30,295     $38,298
Dec. 2001  $22,495(2)     $33,750


AVERAGE ANNUAL TOTAL RETURNS    1 YEAR    5 YEARS   10 YEARS  SINCE INCEPTION
CLASS X                       -25.75%(1)  6.30%(1)  8.44%(1)
CLASS Y                       -25.98%(1)                           -16.34%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES SHOWN ABOVE DUE TO DIFFERENCES IN EXPENSES.
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
(2) Closing value on December 31, 2001 for the underlying fund. This figure does not reflect the deduction of any account fees or sales charges.
(3) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

(as measured by the AMEX Natural Gas Index). In addition, uncertainty surrounding the California power situation, Enron and the tempering of overly enthusiastic earnings projections weighed on the power sector as a whole. For reference, the Dow Jones Utilities Average posted a return of -26.25 percent for the calendar year. As a result, many utility and utility-related companies did not display their traditional defensive characteristics because these events affected investor confidence.

During the year, the Portfolio maintained a prudent defensive strategy, focusing mainly on more-traditional electric utilities with attractive dividend yields. While electric utilities performed admirably during the frequent periods of severe market volatility, the performance of the power sector overall was hindered by concerns surrounding California's flawed deregulation plan. In addition, widespread fears of industry reregulation and electric power overcapacity contributed to the group's lagging performance. Furthermore, wholesale power companies, or independent power producers (IPPs), suffered from exposure to the California crisis and debt downgrades by Moody's, as well as from the impact of a weak economy that crimped power prices and sales. Despite the difficulties of the past year, we believe that many utility and IPP companies are positioned to benefit as electric power fundamentals strengthen within a revitalizing economy.

With respect to integrated gas companies, 2001 was very challenging as demand and commodity prices softened and the industry's largest player, Enron, fell under intense investor and regulatory scrutiny related to company-specific financial disclosures. The Portfolio's gas holdings remain balanced between larger integrated services players and local distribution companies, the latter group displaying solid relative performance during the year. We believe that local distribution companies currently offer attractive dividend-income characteristics and a more conservative growth platform for investors.

Within the telecommunications sector, the Portfolio avoided much of the downturn in the manufacturing companies that resulted from lower capital expenditures by the carriers. Instead, the Portfolio favored both the Regional Bell Operating Companies and selective independent telephone service providers. The telecom services component of the Portfolio performed well on a relative basis, given its emphasis on companies with defensive qualities and attractive local telecom assets. We believe that, when the economy begins to regain momentum, the telecom market will likely benefit from an acceleration in both wireless and data usage as well as subscriber growth.

On December 31, 2001, 83 percent of the Portfolio's net assets were allocated to utility and utility-related equities, 7 percent to high-quality fixed-income securities and 10 percent to cash and cash equivalents. Within the equity component, 55 percent was allocated to electric power, 29 percent to telecommunications and 16 percent to natural gas. Adding a further degree of diversification to the

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Portfolio were selective international securities (5 percent of net assets), which focused on telecommunications holdings. The fixed-income portion of the Portfolio remains well diversified, with a weighted average credit rating on December 31, 2001, of A3 and A-, as measured by Moody's Investors Service and Standard & Poor's, respectively.

While challenges abound for the economy, the broad market and the utilities sector, we believe that a more-favorable investment climate should materialize during 2002 as investors anticipate and benefit from a long-awaited economic recovery. In an effort to capitalize on several attractively valued growth situations within the United States, we anticipate expanding the Portfolio's communications component while maintaining a prudent complement of electric power and energy-related equities. In addition, we expect widespread consolidation across virtually every utility sector in the near future, which could provide a meaningful catalyst for positive share-price performance in 2002.

Going forward, the Portfolio will continue to invest prudently while seeking to provide competitive total returns for shareholders. Additionally, in a continuing effort to mitigate risk and maximize investment return we anticipate maintaining a widely diversified, high-quality portfolio of electric, energy and communications companies that we believe have clearly defined growth strategies and good earnings visibility. Finally, we believe that the Portfolio is positioned to meet its long-term objectives of providing shareholders with relatively low volatility, above-average income and attractive long-term growth.

Looking Ahead
Recent economic evidence suggests that the recession has ended and recovery has begun. The challenge now becomes one of assessing how much vigor the recovery will have. In our estimation the economic rebound will be less than that of prior recoveries, because of the continued headwinds that face the economy. It is true that very strong fiscal and monetary stimuli have been applied to the economy, which have together caused it to bottom sooner than expected and will perhaps lead to more vibrancy than expected in the first half of 2002. This impetus, together with an anticipated swing in inventories from liquidation to accumulation and along with strong government spending, should spur growth early in the year.

However, we believe that in the second half of the year the effects of monetary stimulus will begin to wane and the extended positions of consumers and difficult earnings comparisons will weigh on consumer cyclical earnings. By the second part of the year, it may become more apparent that excess corporate manufacturing capacity and relatively new capital stock will restrain a material capital spending recovery until 2003.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / DECEMBER 31, 2001 CONTINUED

Regarding the domestic stock market, there are both positive and negative considerations. The good news is that the economy has bottomed and earnings comparisons are the easiest to make in fifty years. The problematic side is that while stocks have bottomed, valuations remain near record levels relative to very depressed earnings. Relative to interest rates, stocks are only modestly overvalued at the time of this writing. As a result, stock returns are likely to be average at best. At the same time, fixed-income instruments, with their very low current yields, are unlikely to provide much competition.

Our outlook for European equities remains mixed, given the ongoing weakness in the region's economies and the lack of visibility on corporate earnings. However, the central banks in the United States, United Kingdom and Europe appear to stand ready to respond to any further economic weakness with additional cuts in interest rates. Moreover, the effects of the substantial easing of monetary policy around the world should become evident in the coming quarters.

In Japan, we are encouraged by signs that restructuring is gaining momentum, as evidenced by announcements of substantial job cuts that were made in the second half of 2001. Although the next several months may produce headline-worthy business failures, we believe important steps are being taken by the Koizumi administration to revitalize the economy. Elsewhere in Asia, we anticipate that the pace of the recent rally will slow, and potentially even reverse, as stock prices fall in line with fundamentals. Nevertheless, this near-term trading environment does not change our positive long-term outlook on this region.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                                    PRESIDENT

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

                                            ANNUALIZED
PRINCIPAL                                      YIELD
AMOUNT IN                                   ON DATE OF          MATURITY
THOUSANDS                                    PURCHASE             DATE             VALUE

--------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (56.6%)
           BANKING (4.1%)
 $10,000   Bank of New York Co., Inc.....      2.01%            01/28/02        $  9,985,000
  13,000   J.P. Morgan Chase & Co........   1.89 - 2.01   01/17/02 - 01/30/02     12,984,691
                                                                                ------------
                                                                                  22,969,691
                                                                                ------------
           COMPUTER PROCESSING HARDWARE (1.3%)
   7,000   IBM Credit Corp...............      2.10             01/02/02           6,999,592
                                                                                ------------
           FINANCE - AUTOMOTIVE (1.3%)
   7,000   American Honda Finance
            Corp.........................      2.06             01/28/02           6,989,237
                                                                                ------------
           FINANCE - CONSUMER (10.6%)
  27,500   FCAR Owner Trust..............   1.77 - 2.34   01/09/02 - 02/15/02     27,462,229
  26,500   New Center Asset Trust........   1.78 - 1.92   01/10/02 - 03/21/02     26,447,160
   5,500   Wells Fargo Financial Inc.....      2.31             03/13/02           5,475,160
                                                                                ------------
                                                                                  59,384,549
                                                                                ------------
           FINANCE - CORPORATE (3.4%)
  19,000   Ciesco, L.P...................   2.01 - 2.23   01/08/02 - 02/05/02     18,973,410
                                                                                ------------
           FINANCIAL CONGLOMERATES (4.7%)
  26,500   General Electric Capital
            Corp.........................   2.05 - 2.47   01/18/02 - 03/27/02     26,421,486
                                                                                ------------
           INSURANCE (3.4%)
  19,000   American General Corp.........   1.84 - 1.92   01/14/02 - 01/30/02     18,981,348
                                                                                ------------
           INTEGRATED OIL (4.5%)
   9,000   ChevronTexaco Corp............      1.84             02/19/02           8,977,582
  16,350   Texaco, Inc...................   1.88 - 1.94   01/03/02 - 01/09/02     16,346,068
                                                                                ------------
                                                                                  25,323,650
                                                                                ------------
           INTERNATIONAL BANKS (22.2%)
   7,000   A N Z (DE) Inc................      1.88             02/11/02           6,985,092
  14,000   Abbey National North America
            Corp.........................   1.80 - 2.04   01/04/02 - 02/21/02     13,978,819
   7,000   Barclays U.S. Funding Corp....      2.10             01/07/02           6,997,556
   6,000   CBA (Delaware) Finance Inc....      2.39             01/07/02           5,997,630
  24,500   Dresdner U.S. Finance Inc.....   1.88 - 2.30   01/11/02 - 02/07/02     24,468,606
  10,000   Halifax PLC...................      1.79             01/15/02           9,993,039
  11,000   KFW International Finance
            Inc..........................   1.89 - 2.29   02/06/02 - 04/25/02     10,956,772
   7,000   Societe Generale N.A. Inc.....      1.90             01/08/02           6,997,414
  16,000   Toronto-Dominion Holdings USA
            Inc..........................   2.03 - 2.04   01/02/02 - 02/22/02     15,981,843
  14,869   UBS Finance (Delaware) LLC....   1.70 - 1.81   01/02/02 - 03/28/02     14,838,129
   7,000   Westpac Capital Corp..........      1.88             02/12/02           6,984,728
                                                                                ------------
                                                                                 124,179,628
                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                                            ANNUALIZED
PRINCIPAL                                     YIELD
AMOUNT IN                                   ON DATE OF         MATURITY
THOUSANDS                                    PURCHASE            DATE              VALUE

--------------------------------------------------------------------------------------------

           INVESTMENT BANKERS/BROKERS (1.1%)
 $ 6,000   Goldman Sachs Group Inc.......      1.83%            02/08/02        $  5,988,410
                                                                                ------------
           TOTAL COMMERCIAL PAPER
            (COST $316,211,001)...............................................   316,211,001
                                                                                ------------
           U.S. GOVERNMENT AGENCIES (35.5%)
  10,000   Federal Farm Credit Banks.....      1.70             01/23/02           9,989,611
  28,350   Federal Home Loan Banks.......   1.77 - 2.36   01/04/02 - 04/17/02     28,242,549
  69,600   Federal Home Loan Mortgage
            Corp.........................   1.70 - 4.16   01/03/02 - 07/19/02     69,211,288
  91,314   Federal National Mortgage
            Assoc........................   1.71 - 4.01   01/25/02 - 05/31/02     90,714,966
                                                                                ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $198,158,414)...............................................   198,158,414
                                                                                ------------
           SHORT-TERM BANK NOTES (4.5%)
   6,000   Bank of America, N.A..........      2.47             01/10/02           6,000,000
  12,000   U.S. Bank N.A. Cincinnati.....      2.13       01/31/02 - 02/04/02     12,000,000
   7,000   LaSalle Bank N.A..............      2.11             02/01/02           7,000,000
                                                                                ------------
           TOTAL SHORT-TERM BANK NOTES
            (COST $25,000,000)................................................    25,000,000
                                                                                ------------
           CERTIFICATE OF DEPOSIT (1.2%)
   7,000   Chase Manhattan Bank (USA),
            N.A.
            (COST $7,000,000)............      1.75             03/15/02           7,000,000
                                                                                ------------

           TOTAL INVESTMENTS
            (COST $546,369,415) (a)......   97.8%   546,369,415
           OTHER ASSETS IN EXCESS OF
            LIABILITIES..................    2.2     12,348,512
                                           -----   ------------
           NET ASSETS....................  100.0%  $558,717,927
                                           =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE             VALUE

 -------------------------------------------------------------------------------------------

             CORPORATE BONDS (26.1%)
             AEROSPACE & DEFENSE (1.1%)
 $     160   Lockheed Martin Corp..........      6.50%           04/15/03        $   165,288
       275   Northrop Grumman Corp.........      7.00            03/01/06            287,795
        50   Raytheon Co...................      6.75            08/15/07             51,777
        65   Raytheon Co...................      8.20            03/01/06             70,455
                                                                                 -----------
                                                                                     575,315
                                                                                 -----------
             AIRLINES (0.1%)
        45   Southwest Airlines Co.........      5.496           11/01/06             44,309
                                                                                 -----------
             AUTO PARTS: O.E.M. (0.6%)
        80   Delphi Auto Systems Corp......      6.125           05/01/04             81,430
       125   Johnson Controls Inc..........      5.00            11/15/06            121,675
       115   TRW Inc.......................      7.625           03/15/06            118,438
                                                                                 -----------
                                                                                     321,543
                                                                                 -----------
             BROADCASTING (0.3%)
       140   Clear Channel Communications
              Corp.........................      7.25            09/15/03            144,786
                                                                                 -----------
             CABLE/SATELLITE (1.7%)
       360   Comcast Cable.................      6.375           01/30/06            365,793
       290   Cox Communications Inc........      7.50            08/15/04            309,433
       165   TCI Communications Inc........      6.375           05/01/03            169,554
                                                                                 -----------
                                                                                     844,780
                                                                                 -----------
             DEPARTMENT STORES (0.5%)
       180   Federated Department Stores
              Co...........................      8.50            06/15/03            190,845
        40   May Department Stores Co......      6.875           11/01/05             42,214
                                                                                 -----------
                                                                                     233,059
                                                                                 -----------
             DISCOUNT STORES (0.7%)
       100   Target Corp...................      7.50            02/15/05            109,236
       230   Wal-Mart Stores, Inc..........      5.45            08/01/06            235,384
                                                                                 -----------
                                                                                     344,620
                                                                                 -----------
             DRUGSTORE CHAINS (0.2%)
       115   CVS Corp......................      5.625           03/15/06            115,824
                                                                                 -----------
             ELECTRIC UTILITIES (0.8%)
       225   DTE Energy Co.................      6.45            06/01/06            230,932
       170   Progressive Energy Inc........      6.75            03/01/06            176,519
                                                                                 -----------
                                                                                     407,451
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE            VALUE

 -------------------------------------------------------------------------------------------

             ENVIROMENTAL SERVICES (0.6%)
 $      60   USA Waste Services Inc........     7.125%           10/01/07        $    61,271
       215   WMX Technologies Inc..........      7.00            10/15/06            220,975
                                                                                 -----------
                                                                                     282,246
                                                                                 -----------
             FINANCE/RENTAL/LEASING (2.4%)
       180   American General Finance
              Corp.........................      5.875           07/14/06            182,645
       100   Associates Corp. North
              America......................      6.50            07/15/02            102,213
        90   CIT Group Inc.................      5.625           05/17/04             92,729
       304   Ford Motor Credit Co..........      6.875           02/01/06            305,440
       305   Household Finance Corp........      6.50            01/24/06            312,609
       100   IBM Credit Corp...............      7.00            01/28/02            100,336
       110   MBNA America Bank N.A.........      6.50            06/20/06            107,942
                                                                                 -----------
                                                                                   1,203,914
                                                                                 -----------
             FINANCIAL CONGLOMERATES (0.2%)
        95   General Motors Acceptance
              Corp.........................      7.50            07/15/05             99,871
                                                                                 -----------
             FINANCIAL PUBLISHING/SERVICES (0.1%)
        60   Reed Elsevier Capital.........      6.125           08/01/06             61,067
                                                                                 -----------
             FOOD RETAIL (0.8%)
       285   Kroger Co. (Fred Meyer
              Inc.)........................      7.375           03/01/05            300,947
        80   Safeway Inc...................      6.15            03/01/06             82,133
                                                                                 -----------
                                                                                     383,080
                                                                                 -----------
             FOODS: MAJOR DIVERSIFIED (0.4%)
       170   Unilever Capital Corp.........      6.75            11/01/03            179,505
                                                                                 -----------
             FOODS: MEAT/FISH/DAIRY (0.1%)
        65   Conagra Foods Inc.............      6.00            09/15/06             66,515
                                                                                 -----------
             GAS DISTRIBUTORS (0.7%)
       165   Consolidated Natural Gas
              Co...........................      5.375           11/01/06            162,700
       110   Nisource Finance Corp.........      7.625           11/15/05            114,952
        95   Ras Laffan Liquid Natural Gas
              Co. Ltd. - 144A* (Qatar).....      7.628           09/15/06             99,870
                                                                                 -----------
                                                                                     377,522
                                                                                 -----------
             HOME BUILDING (0.2%)
       115   Centex Corp...................      9.75            06/15/05            127,222
                                                                                 -----------
             HOME IMPROVEMENT CHAINS (0.7%)
       330   Lowe's Companies Inc..........      7.50            12/15/05            353,694
                                                                                 -----------
             HOSPITAL/NURSING MANAGEMENT (0.3%)
       165   Tenet Healthcare Corp. -
              144A*........................      5.375           11/15/06            161,388
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE            VALUE

 -------------------------------------------------------------------------------------------

             HOTELS/RESORTS/CRUISELINES (0.1%)
 $      50   Marriott International Inc.
              (Series D)...................     8.125%           04/01/05        $    53,760
                                                                                 -----------
             INDUSTRIAL CONGLOMERATES (1.0%)
       275   Honeywell International.......      5.125           11/01/06            271,297
       250   Tyco International Group S.A.
              (Luxembourg).................      6.375           02/15/06            255,334
                                                                                 -----------
                                                                                     526,631
                                                                                 -----------
             INTEGRATED OIL (0.4%)
       175   Conoco Inc....................      5.90            04/15/04            181,746
                                                                                 -----------
             INVESTMENT BANKS/BROKERS (0.7%)
       230   Credit Suisse FB USA Inc......      5.875           08/01/06            233,971
        90   Goldman Sachs Group Inc.......      7.625           08/17/05             97,393
                                                                                 -----------
                                                                                     331,364
                                                                                 -----------
             LIFE/HEALTH INSURANCE (1.4%)
       200   John Hancock Global Funding -
              144A*........................      5.625           06/27/06            201,966
       250   Metropolitan Life Insurance
              Co. - 144A*..................      6.30            11/01/03            260,207
       165   Nationwide Mutual Insuance
              Co. - 144A*..................      6.50            02/15/04            171,938
       100   Prudential Insurance Co -
              144A*........................      6.375           07/23/06            103,390
                                                                                 -----------
                                                                                     737,501
                                                                                 -----------
             MAJOR BANKS (0.2%)
       100   First Union Corp..............      8.00            11/15/02            104,338
                                                                                 -----------
             MAJOR TELECOMMUNICATIONS (3.1%)
       200   AT&T Corp. - 144A*............      6.50            11/15/06            203,321
       205   Bell South Corp...............      5.00            10/15/06            203,483
       170   British Telecom PLC (United
              Kingdom).....................      7.875           12/15/05            182,105
       215   Deutsche Telekom International
              Finance (Netherlands)........      7.75            06/15/05            232,810
       195   Sprint Capital Corp. -
              144A*........................      6.00            01/15/07            193,611
       230   Telus Corp....................      7.50            06/01/07            242,045
        65   WorldCom, Inc.................      6.25            08/15/03             66,630
       210   WorldCom, Inc.................      6.50            05/15/04            215,774
        50   WorldCom, Inc.................      7.875           05/15/03             52,273
                                                                                 -----------
                                                                                   1,592,052
                                                                                 -----------
             MANAGED HEALTH CARE (0.5%)
       105   Aetna Inc.....................      7.375           03/01/06            105,279
        65   United Health Group Inc.......      7.50            11/15/05             69,179
        95   WellPoint Health Network......      6.375           06/15/06             96,880
                                                                                 -----------
                                                                                     271,338
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE            VALUE

 -------------------------------------------------------------------------------------------

             MEDIA CONGLOMERATES (1.0%)
 $     310   AOL Time Warner...............     6.125%           04/15/06        $   316,643
       185   Viacom Inc....................      6.40            01/30/06            190,875
                                                                                 -----------
                                                                                     507,518
                                                                                 -----------
             MOTOR VEHICLES (0.6%)
       175   DaimlerChrysler North American
              Holdings Co..................      6.40            05/15/06            175,018
       125   Ford Motor Credit Co..........      6.50            01/25/07            122,291
                                                                                 -----------
                                                                                     297,309
                                                                                 -----------
             MULTI-LINE INSURANCE (1.5%)
       250   AIG SunAmerica Global
              Finance - 144A*..............      5.20            05/10/04            257,471
       240   Hartford Financial Service
              Group Inc....................      7.75            06/15/05            257,253
       250   Farmer Insurance Exchange -
              144A*........................      8.50            08/01/04            264,214
                                                                                 -----------
                                                                                     778,938
                                                                                 -----------
             OIL & GAS PIPELINES (0.3%)
       145   Williams Companies, Inc.......      6.50            08/01/06            144,620
                                                                                 -----------
             PHARMACEUTICALS: MAJOR (0.7%)
        70   American Home Products
              Corp.........................      6.25            03/15/06             72,482
       290   Bristol-Myers Squibb..........      4.75            10/01/06            287,656
                                                                                 -----------
                                                                                     360,138
                                                                                 -----------
             RAILROADS (0.4%)
       100   Norfolk Southern Corp.........      7.875           02/15/04            107,263
        85   Union Pacific Corp............      5.84            05/25/04             87,587
                                                                                 -----------
                                                                                     194,850
                                                                                 -----------
             SPECIALTY TELECOMMUNICATIONS (0.3%)
       170   Qwest Capital Funding.........      7.75            08/15/06            174,789
                                                                                 -----------
             WIRELESS COMMUNICATIONS (1.4%)
       355   AT&T Wireless Group...........      7.35            03/01/06            375,536
        70   Nextel Communications Inc.....      9.375           11/15/09             55,300
       250   Vodafone Group PLC............      7.625           02/15/05            269,297
                                                                                 -----------
                                                                                     700,133
                                                                                 -----------
             TOTAL CORPORATE BONDS
              (COST $13,198,324)...............................................   13,284,736
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE            VALUE

 -------------------------------------------------------------------------------------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (15.9%)
 $      75   Federal Home Loan Banks.......     4.875%           01/22/02        $    75,114
     1,100   Federal National Mortgage
              Assoc.+......................   5.75 - 6.29   02/11/02 - 04/15/03    1,137,216
     6,465   U.S. Treasury Notes+..........   5.75 - 7.50   01/31/02 - 05/15/05    6,849,908
                                                                                 -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $7,911,704)................................................    8,062,238
                                                                                 -----------
             ASSET-BACKED SECURITIES (5.2%)
             FINANCE/RENTAL/LEASING
       250   American Express Credit
              Account......................      6.40            04/15/05            256,971
       100   Connecticut RRB Special.......      5.36            03/30/07            103,020
       175   Chase Credit Card Master
              Trust........................      5.50            11/17/08            178,203
       129   Daimler-Benz Vehicle Trust....      5.22            12/22/03            130,686
       155   Daimler Chrysler Auto Trust...      6.82            09/06/04            160,574
       120   Ford Credit Auto Owner
              Trust........................      6.74            06/15/04            123,979
        80   Honda Auto Receivable Owner
              Trust........................      6.62            07/15/04             82,461
       250   Honda Auto Receivable Owner
              Trust........................      2.76            02/18/04            250,478
       400   Household Automotive Trust....      3.68            04/17/06            398,635
       325   MBNA Master Credit Card
              Trust........................      2.015           02/15/07            325,350
       150   MMCA Automobile Trust.........      7.00            06/15/04            153,954
       160   Nissan Auto Receivables Owner
              Trust........................      6.72            08/16/04            165,492
        75   Nissan Auto Receivables Owner
              Trust........................      4.80            02/15/07             75,915
       200   Nordstrom Private Label
              Credit - 144A*...............      4.82            04/15/10            194,802
        55   Residential Funding Mortgage
              Securities...................      7.39            04/25/11             55,644
                                                                                 -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $2,654,080)................................................    2,656,164
                                                                                 -----------
             FOREIGN GOVERNMENT OBLIGATION (0.3%)
             ELECTRIC UTILITIES
       160   Hydro-Quebec (Canada)
              (COST $159,621)..............      5.50            04/11/06            162,856
                                                                                 -----------
             MORTGAGE-BACKED SECURITY (0.6%)
       300   Federal Home Loan Mortgage
              Corp. Gold**
              (COST $302,813)..............      6.00                                301,031
                                                                                 -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%)
       248   Federal Home Loan Mortgage
              Corp.........................      6.50            03/15/29            254,516

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                      COUPON           MATURITY
 THOUSANDS                                       RATE              DATE            VALUE

 -------------------------------------------------------------------------------------------

 $     512   Federal Home Loan Mortgage
              Corp.........................      6.60%           03/15/29        $   524,757
         1   Federal National Mortgage
              Assoc........................      2.08            10/25/24                813
                                                                                 -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (COST $774,397)..................................................      780,086
                                                                                 -----------
             SHORT-TERM INVESTMENTS (48.7%)
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (A) (47.4%)
     9,600   Federal Home Loan Banks.......   1.74 - 2.03   01/04/01 - 03/08/02    9,587,999
     7,000   Federal Home Loan Mortgage
              Corp.........................   1.70 - 2.00   01/15/02 - 03/07/02    6,985,254
     4,600   Federal National Mortgage
              Assoc........................      1.685           03/07/02          4,585,859
     3,000   U.S. Treasury Bill............      1.725           03/07/02          2,990,800
                                                                                 -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $24,149,768)...............................................   24,149,912
                                                                                 -----------
             REPURCHASE AGREEMENT (1.3%)
       645   The Bank of New York (dated
              12/31/01;
              proceeds $645,167 (b)
              (COST $645,135)..............      0.875           01/02/02            645,135
                                                                                 -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $24,794,903)...............................................   24,795,047
                                                                                 -----------

             TOTAL INVESTMENTS
              (COST $49,795,842) (c).......   98.3%   50,042,158
             OTHER ASSETS IN EXCESS OF
              LIABILITIES..................    1.7       865,587
                                             -----   -----------
             NET ASSETS....................  100.0%  $50,907,745
                                             =====   ===========

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) COLLATERALIZED BY $654,456 FEDERAL HOME LOAN MORTGAGE CORP., 5.775%, DUE 06/26/06, VALUED AT $658,038.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $308,862 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $62,546, RESULTING IN NET UNREALIZED APPRECIATION OF $246,316.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Short-Term Bond
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                     UNREALIZED
   NUMBER OF                          DESCRIPTION, DELIVERY       UNDERLYING FACE  APPRECIATION/
   CONTRACTS       LONG/SHORT            MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)
-------------------------------------------------------------------------------------------------
      35              Long        U.S. Treasury Notes
                                  March 2002                        $ 3,703,985       $(46,062)
      27              Long        U.S. Treasury Future
                                  March 2002                          5,642,578         26,123
      22              Short       U.S. Treasury Notes
                                  March 2002                         (2,313,094)        20,710
                                                                                      --------
      Net unrealized appreciation................................................     $    771
                                                                                      ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           CORPORATE BONDS (65.9%)
           AEROSPACE & DEFENSE (1.8%)
 $ 2,500   Lockheed Martin Corp..........   7.75%        05/01/26        $  2,696,528
   2,000   Northrop Grumman Corp.........   7.75         02/15/31           2,165,916
   2,645   Systems 2001 Asset Trust
            -144A*.......................   6.664        09/15/13           2,726,512
   1,640   Systems 2001 Asset Trust
            -144A*.......................   7.156        12/15/11           1,687,876
                                                                         ------------
                                                                            9,276,832
                                                                         ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,683   Federal Express Corp..........   7.50         01/15/18           4,849,193
                                                                         ------------
           AIRLINES (2.2%)
   4,527   America West Airlines
            (Class A)....................   6.85         07/02/09           4,400,364
   1,780   America West Airlines
            -144A*.......................   7.10         04/02/21           1,783,731
   3,000   Continental Airlines, Inc.....   7.056        09/15/09           2,716,800
   1,353   Continental Airlines, Inc.....   6.90         01/02/18           1,188,765
   1,005   Southwest Airlines Co.........   5.496        11/01/06             989,564
                                                                         ------------
                                                                           11,079,224
                                                                         ------------
           CABLE/SATELLITE TV (1.7%)
   5,295   Comcast Cable Communications
            Inc..........................   6.75         01/30/11           5,318,028
   1,945   Comcast Cable Communications
            Inc..........................   8.375        05/01/07           2,144,551
   1,020   TCI Communications Inc........   7.875        02/15/26           1,053,970
                                                                         ------------
                                                                            8,516,549
                                                                         ------------
           COMPUTER PROCESSING HARDWARE (0.2%)
     885   Sun Microsystems Inc..........   7.65         08/15/09             898,325
                                                                         ------------
           DEPARTMENT STORES (0.5%)
   1,690   May Department Stores
            Co., Inc.....................   5.95         11/01/08           1,695,592
     630   May Department Stores
            Co., Inc.....................   6.70         09/15/28             602,889
                                                                         ------------
                                                                            2,298,481
                                                                         ------------
           DISCOUNT STORES (0.5%)
   2,281   Wal-Mart Stores, Inc..........   7.49         06/21/07           2,364,904
                                                                         ------------
           DRUGSTORES CHAINS (0.3%)
   1,725   CVS Corp......................   5.625        03/15/06           1,737,358
                                                                         ------------
           ELECTRIC UTILITIES (3.4%)
   2,540   American Electric Power
            (Series A)...................   6.125        05/15/06           2,514,394
   5,000   Consolidated Edison Co. ***...   7.50         09/01/10           5,323,455
   2,250   Detroit Edison Co.............   6.125        10/01/10           2,209,793
   3,500   Oklahoma Gas & Electric Co....   6.50         07/15/17           3,640,805

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 2,500   Public Service Electric & Gas
            Co...........................   6.75%        03/01/06        $  2,572,410
   1,000   Tampa Electric Co.............   7.75         11/01/22             952,055
                                                                         ------------
                                                                           17,212,912
                                                                         ------------
           FINANCIAL CONGLOMERATES (6.8%)
   4,585   American Express Co...........   6.875        11/01/05           4,849,715
   3,785   American Express Co...........   5.50         09/12/06           3,787,952
   1,235   General Motors Acceptance
            Corp.........................   6.875        09/15/11           1,209,755
   2,920   General Motors Acceptance
            Corp.........................   8.00         11/01/31           2,971,932
   8,200   J.P. Morgan Chase & Co.
            Inc..........................   6.75         02/01/11           8,394,143
   1,890   Prudential Holdings LLC
            -144A*.......................   7.245        12/18/23           1,935,190
   5,950   Prudential Holdings LLC
            -144A*.......................   8.695        12/18/23           6,189,012
   5,000   State Street Boston Corp.
            ***..........................   5.95         09/15/03           5,212,215
                                                                         ------------
                                                                           34,549,914
                                                                         ------------
           FINANCE/RENTAL/LEASING (2.7%)
   4,400   American General Finance
            Corp.........................   5.875        07/14/06           4,464,662
     600   Ford Motor Credit Co..........   7.25         10/25/11             583,876
   3,000   Ford Capital B.V..............   9.50         06/01/10           3,311,625
   5,000   Household Finance Corp........   8.00         05/09/05           5,361,750
     250   Household Finance Corp........   6.75         05/15/11             248,588
     215   MBNA American General
            Finance......................   6.50         06/20/06             210,978
                                                                         ------------
                                                                           14,181,479
                                                                         ------------
           FINANCIAL PUBLISHING/SERVICES (0.2%)
   1,045   Reed Elsevier Capital.........   6.75         08/01/11           1,060,038
                                                                         ------------
           FOOD: RETAIL (0.4%)
   1,715   Kroger Co.....................   7.70         06/01/29           1,840,219
                                                                         ------------
           GAS DISTRIBUTORS (0.3%)
     540   Consolidated Natural Gas
            Co...........................   6.25         11/01/11             528,483
   1,000   Keyspan Corp..................   7.625        11/15/10           1,082,412
                                                                         ------------
                                                                            1,610,895
                                                                         ------------
           HOME IMPROVEMENT CHAINS (1.5%)
   5,000   Home Depot Real Estate Funding
            Corp. II - 144A*.............   5.95         10/15/08           4,938,380
   2,325   Lowe's Companies Inc..........   6.50         03/15/29           2,246,015
     705   Lowe's Companies Inc..........   6.875        02/15/28             705,312
                                                                         ------------
                                                                            7,889,707
                                                                         ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   1,540   Tenent Healthcare Corp........   6.875        11/15/31           1,417,211
                                                                         ------------
           HOTELS/RESORTS/CRUISELINES (0.1%)
     565   Marriott International -
            144A*........................   7.00         01/15/08             568,388
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (3.7%)
 $ 6,260   Honeywell International.......   6.125%       11/01/11        $  6,194,045
   4,170   Hutchison Whampoa Finance Ltd.
            (Hong Kong) - 144A*..........   7.50         08/01/27           3,934,562
   3,585   Tyco International Group S.A.
            (Luxembourg).................   6.375        10/15/11           3,502,287
   5,245   Tyco International Group S.A.
            (Luxembourg).................   6.875        01/15/29           5,031,702
     260   Tyco International Group S.A.
            (Luxembourg).................   7.00         06/15/28             251,541
                                                                         ------------
                                                                           18,914,137
                                                                         ------------
           INTEGRATED OIL (0.9%)
   3,000   BP Amoco PLC..................   5.90         04/15/09           3,021,495
   1,000   Texaco Capital, Inc...........   9.75         03/15/20           1,350,282
                                                                         ------------
                                                                            4,371,777
                                                                         ------------
           INVESTMENT BANKS/BROKERS (2.8%)
   4,600   Credit Suisse F/B
            USA, Inc.....................   5.875        08/01/06           4,679,428
   5,650   Goldman Sachs Group Inc.......   6.875        01/15/11           5,786,651
   3,750   Lehman Brothers
            Holdings, Inc. ***...........   8.75         03/15/05           4,135,028
                                                                         ------------
                                                                           14,601,107
                                                                         ------------
           LIFE/HEALTH INSURANCE (1.9%)
     400   Hartford Life.................   7.375        03/01/31             412,584
   4,945   John Hancock..................   7.375        02/15/24           4,946,024
   1,215   Metropolitan Life Insurance
            Co...........................   7.80         11/01/25           1,238,398
   1,260   Nationwide Mutual Insurance -
            144A*........................   7.50         02/15/24           1,133,706
   1,705   New England Mutual Life
            Insurance Co.................   7.875        02/15/24           1,746,863
                                                                         ------------
                                                                            9,477,575
                                                                         ------------
           MAJOR BANKS (3.1%)
   1,055   Bank One Corp.................   8.00         04/29/27           1,169,545
     330   Bank One Corp.................   6.00         02/17/09             325,977
   5,000   First Union National Bank
            ***..........................   7.80         08/18/10           5,489,465
   3,000   Mellon Bank N.A...............   7.625        09/15/07           3,320,316
   5,000   Wells Fargo & Co..............   7.55         06/21/10           5,472,940
                                                                         ------------
                                                                           15,778,243
                                                                         ------------
           MAJOR TELECOMMUNICATIONS (7.1%)
     470   AT&T Corp. - 144A*............   7.30         11/15/11             481,479
   5,750   AT&T Corp. - 144A*............   8.00         11/15/31           6,017,761
   2,845   BellSouth Telecommunications
            Inc..........................   6.375        06/01/28           2,747,960
     360   Deutsche Telekom International
            Finance Corp.
            (Netherlands)................   8.25         06/15/30             399,555
   1,000   GTE Corp......................   7.90         02/01/27           1,036,979
   2,155   GTE Corp......................   6.94         04/15/28           2,137,734
   3,000   Verizon Global Funding
            Corp. - 144A*................   7.75%        12/01/30           3,338,973

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 2,000   Worldcom, Inc.................   8.00 %       05/15/06        $  2,128,958
  16,745   Worldcom, Inc.................   8.25         05/15/31          17,700,386
                                                                         ------------
                                                                           35,989,785
                                                                         ------------
           MANAGED HEALTH CARE (2.3%)
   1,020   Aetna, Inc....................   7.375        03/01/06           1,022,708
   1,095   Aetna, Inc....................   7.875        03/01/11           1,078,439
   4,540   Cigna Corp....................   6.375        10/15/11           4,457,953
     885   Healthnet Inc.................   8.375        04/15/11             912,431
   1,565   UnitedHealth Group Inc........   7.50         11/15/05           1,665,609
   1,530   News America Holding Corp.....   8.875        04/26/23           1,654,332
     960   Wellpoint Health Network......   6.375        06/15/06             979,001
                                                                         ------------
                                                                           11,770,473
                                                                         ------------
           MEDIA CONGLOMERATES (2.3%)
   6,087   AOL Time Warner Inc...........   7.625        04/15/31           6,438,658
   5,015   Viacom Inc. - 144A*...........   6.625        05/15/11           5,098,229
                                                                         ------------
                                                                           11,536,887
                                                                         ------------
           MEDICAL SPECIALTIES (0.9%)
   4,000   Becton Dickinson & Co. ***....   8.70         01/15/25           4,502,140
                                                                         ------------
           MOTOR VEHICLES (2.1%)
   2,100   DaimlerChrysler North American
            Holdings Co..................   8.00         06/15/10           2,201,491
   1,540   DaimlerChrysler North American
            Holdings Co..................   8.50         01/18/31           1,643,967
     235   Ford Motor Co.................   6.625        10/01/28             194,923
   6,960   Ford Motor Co.................   7.45         07/16/31           6,376,668
                                                                         ------------
                                                                           10,417,049
                                                                         ------------
           MULTI-LINE INSURANCE (3.1%)
   2,255   Farmers Exchange Capital
            -144A*.......................   7.05         07/15/28           1,791,223
   3,860   Farmers Insurance Capital
            -144A*.......................   8.625        05/01/24           3,695,209
   4,900   Hartford Financial Services
            Group, Inc...................   7.90         06/15/10           5,363,310
   5,000   Nationwide Financial
            Services, Inc................   8.00         03/01/27           4,842,450
                                                                         ------------
                                                                           15,692,192
                                                                         ------------
           OIL & GAS PIPELINES (0.4%)
   1,885   Williams Companies, Inc.......   7.50         01/15/31           1,836,390
                                                                         ------------
           OIL & GAS PRODUCTION (0.4%)
   2,000   Anadarko Petroleum Corp.......   7.73         09/15/96           2,078,212
                                                                         ------------
           PHARMACEUTICALS: MAJOR (1.6%)
   1,855   American Home Products
            Corp.........................   6.70         03/15/11           1,922,051

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $ 5,000   Johnson & Johnson ***.........   8.72%        11/01/24        $  5,691,905
     360   Marion Merrell Corp...........   9.11         08/01/05             393,947
                                                                         ------------
                                                                            8,007,903
                                                                         ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
     570   Florida Windstorm -144A*......   7.125        02/25/19             584,480
   5,000   Progressive Corp..............   6.625        03/01/29           4,539,450
                                                                         ------------
                                                                            5,123,930
                                                                         ------------
           RAILROADS (0.9%)
   4,078   Burlington Northern Santa Fe
            Corp. ***....................   7.97         01/01/15           4,407,127
                                                                         ------------
           REGIONAL BANKS (0.4%)
   2,000   M&T Bank Corp.................   8.00         10/01/10           2,185,442
                                                                         ------------
           REAL ESTATE DEVELOPMENT (0.1%)
     572   World Financial PropertyTowers
            (Class B) - 144A*............   6.91         09/01/13             576,638
                                                                         ------------
           SERVICE TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance -144A*.......   9.125        04/01/10           1,085,363
     850   Anthem Insurance -144A*.......   9.00         04/01/27             855,550
                                                                         ------------
                                                                            1,940,913
                                                                         ------------
           SPECIALTY TELECOMMUNICATIONS (2.8%)
   1,960   PCCW Capital Ltd. -144A* (Hong
            Kong)........................   7.75         11/15/11           1,955,449
   9,750   Qwest Capital Funding Inc.....   7.25         02/15/11           9,501,102
   2,865   Qwest Capital Funding Inc.....   7.75         02/15/31           2,748,887
                                                                         ------------
                                                                           14,205,438
                                                                         ------------
           TELECOMMUNICATIONS EQUIPMENT (0.1%)
     950   Corning Inc. (Conv.)..........   0.00         11/08/15             491,625
                                                                         ------------
           TOBACCO (1.1%)
   5,000   Philip Morris Companies, Inc.
            ***..........................   7.125        10/01/04           5,336,035
                                                                         ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.7%)
   3,000   Caterpillar Inc...............   9.375        08/15/11           3,707,076
                                                                         ------------
           WIRELESS COMMUNICATIONS (1.9%)
   4,885   AT&T Wireless Services Inc....   8.75         03/01/31           5,536,600
   3,765   Vodafone AirTouch PLC (United
            Kingdom).....................   7.75         02/15/10           4,135,084
                                                                         ------------
                                                                            9,671,684
                                                                         ------------
           TOTAL CORPORATE BONDS
            (COST $326,546,748)........................................   333,971,407
                                                                         ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (26.0%)
       4   Federal Home Loan Mortgage
            Corp.........................  11.50         05/01/19               5,044

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

 $   613   Federal Home Loan Mortgage
            Corp. PC Gold................   8.50%   01/01/22 - 12/01/24  $    649,004
           Federal National Mortgage Assoc.
   2,800   **............................   6.00                            2,731,751
  19,042   ..............................   6.50         05/01/31          19,042,029
  12,500   **............................   6.50                           12,500,000
   1,205   ..............................   7.50    06/01/28 - 09/01/29     1,242,578
   1,200   **............................   7.50                            1,237,875
   7,595   ..............................   8.00    08/01/29 - 08/01/31     7,950,866
  26,450   **............................   8.00                           27,689,843
     178   ..............................   9.00    06/01/21 - 02/01/25       189,172
           Government National Mortgage Assoc.
   7,829   ..............................   6.00    04/15/28 - 12/15/28     7,677,540
  16,184   ..............................   6.50    08/15/27 - 07/15/29    16,229,352
      12   ..............................   7.50    04/15/24 - 09/15/27        12,009
   7,369   ..............................   8.00    10/15/24 - 11/15/29     7,705,298
     987   ..............................   8.50    01/15/17 - 03/01/28     1,044,828
     853   ..............................   9.00    07/15/24 - 12/15/24       906,263
      77   ..............................  10.00    05/15/16 - 04/15/19        82,313
   5,895   U.S. Treasury Note ***........   6.75         05/15/05           6,409,433
   3,000   ***...........................   7.00         07/15/06           3,323,907
   8,800   ***...........................   7.50         02/15/05           9,749,098
  15,000   U.S. Treasury Note Strips
            ***..........................   0.00    02/15/19 - 08/15/19     5,249,590
                                                                         ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $130,110,398)........................................   131,627,793
                                                                         ------------
           FOREIGN GOVERNMENT OBLIGATIONS (3.6%)
   5,000   Hydro-Quebec (Canada) ***.....   9.50         11/15/30           6,840,840
   5,000   Manitoba (Province of)
            (Canada).....................   7.75         07/17/16           5,904,030
   5,000   Province of New Brunswick
            (Canada).....................   7.625        06/29/04           5,430,405
                                                                         ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $15,896,050).........................................    18,175,275
                                                                         ------------
           ASSET-BACKED SECURITIES (0.7%)
           FINANCE/RENTAL/LEASING (0.7%)
   1,800   American Express Credit
            Account......................   5.53         10/15/08           1,840,033
   1,650   Connecticut RRB Special.......   6.21         12/30/11           1,687,580
                                                                         ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $3,449,343)..........................................     3,527,613
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON        MATURITY
THOUSANDS                                   RATE           DATE             VALUE

-------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (a) (10.9%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
 $55,000   Federal Home Loan Mortgage
            Corp.........................   1.51%        01/02/02        $ 54,997,693
     100   U.S. Treasury Bill ***........   1.73         04/18/02              99,491
     300   U.S. Treasury Bill ***........   1.822        04/18/02             298,391
                                                                         ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $55,395,564).........................................    55,395,575
                                                                         ------------

         TOTAL INVESTMENTS
          (COST $531,398,103) (b)......  107.1%   542,697,663
         LIABILITIES IN EXCESS OF OTHER
          ASSETS.......................   (7.1)   (35,825,059)
                                         -----   ------------
         NET ASSETS....................  100.0%  $506,872,604
                                         =====   ============

------------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 PC   PARTICIPATION CERTIFICATE.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,580,334 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,280,774, RESULTING IN NET UNREALIZED APPRECIATION OF $11,299,560.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
NUMBER OF                  DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
CONTRACTS  LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE  APPRECIATION
------------------------------------------------------------------------------------
      75      Long     U.S. Treasury Notes, March
                       2002                             $  7,937,109     $   19,622
     145      Long     U.S. Treasury Notes, March
                       2002                               30,302,736        132,892
                                                                         ----------
      80     Short     U.S. Treasury Notes, March
                       2002                               (8,411,250)       (99,856)
                                                                         ----------
     391     Short     U.S. Treasury Bond, March 2002    (39,698,719)     1,408,454
                                                                         ----------
      Total unrealized appreciation...................................   $1,461,112
                                                                         ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE       VALUE

 ---------------------------------------------------------------------------------

              CORPORATE BONDS (91.9%)
              ADVERTISING/MARKETING SERVICES (1.2%)
 $      807   Interep National Radio Sales,
               Inc. (Series B)..............      10.00%     07/01/08  $   524,550
      6,853   Next Generation Network, Inc.
               (Series C)...................      14.00+     02/01/03      351,216
                                                                       -----------
                                                                           875,766
                                                                       -----------
              AEROSPACE & DEFENSE (1.0%)
      1,300   Loral Space & Communications
               Ltd..........................       9.50      01/15/06      715,000
                                                                       -----------
              AIRLINES (0.8%)
        945   Air Canada Corp...............      10.25      03/15/11      603,619
                                                                       -----------
              ALTERNATIVE POWER GENERATION (0.8%)
        620   Calpine Corp..................       8.50      02/15/11      564,180
                                                                       -----------
              AUTO PARTS: O.E.M. (1.3%)
         95   Collins & Aikman Products.....      11.50      04/15/06       92,625
        305   Collins & Aikman Products -
               144A*........................      10.75      12/31/11      305,762
        515   Dana Corp. - 144A*............       9.00      08/15/11      478,837
        625   Hayes Lemmerz International,
               Inc. (Series B) (a)..........       9.125     07/15/07       28,125
        650   Hayes Lemmerz International,
               Inc. (Series B) (a)..........       8.25      12/15/08       29,250
                                                                       -----------
                                                                           934,599
                                                                       -----------
              BROADCAST/MEDIA (1.2%)
      1,265   Tri-State Outdoor Media Group,
               Inc. (b).....................      11.00      05/15/08      887,081
                                                                       -----------
              BROADCASTING (2.5%)
        350   Radio One Inc. (Series B).....       8.875     07/01/11      361,375
        600   Salem Communications Holdings
               Corp. (Series B).............       9.00      07/01/11      620,250
        365   XM Satellite Radio Holdings
               Inc..........................      14.00      03/15/10      288,806
        520   Young Broadcasting Inc........      10.00      03/01/11      483,600
                                                                       -----------
                                                                         1,754,031
                                                                       -----------
              CABLE/SATELLITE TV (11.8%)
      1,060   Adelphia Communications Corp.
               (Series B)...................      10.50      07/15/04    1,063,975
      3,750   Australis Holdings Ltd.
               (Australia) (a)(b)...........      15.00      11/01/02      --
      1,100   British Sky Broadcasting Group
               PLC (United Kingdom).........       6.875     02/23/09    1,053,523
        675   British Sky Broadcasting Group
               PLC (United Kingdom).........       8.20      07/15/09      694,685
      1,000   Callahan Nordhein Westfalen
               (Germany)....................      14.00      07/15/10      660,000
      1,525   Charter Communications
               Holdings/Charter Capital.....      11.75++    05/15/11      937,875
        685   CSC Holdings Inc.
               (Series B)...................       7.625     04/01/11      685,944
        625   Echostar DBS Corp. - 144A*....       9.125     01/15/09      626,562
      2,525   Knology Holdings, Inc.........      11.875++   10/15/07    1,129,937
        705   ONO Finance PLC (United
               Kingdom).....................      14.00      02/15/11      556,069
         95   Pegasus Communications Corp.
               (Series B)...................       9.625     10/15/05       85,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

 $      980   Telewest Communications PLC
               (United Kingdom).............       9.875%    02/01/10  $   686,000
      1,335   United Pan-Europe
               Communications NV (Series B)
               (Netherlands)................      10.875     08/01/09      173,550
                                                                       -----------
                                                                         8,353,620
                                                                       -----------
              CASINO/GAMING (2.1%)
      4,485   Aladdin Gaming
               Holdings/Capital Corp.
               (Series B)...................      13.50++    03/01/10      140,156
        250   Harrah's Operating Co.,
               Inc..........................       8.00      02/01/11      257,528
      7,210   Resorts At Summerlin
               (Series B) (a)(b)............      13.00      12/15/07      --
        220   Station Casinos, Inc..........       8.875     12/01/08      215,600
        850   Station Casinos, Inc..........       9.875     07/01/10      863,812
                                                                       -----------
                                                                         1,477,096
                                                                       -----------
              CELLULAR TELEPHONE (2.4%)
        200   Dobson/Sygnet
               Communications...............      12.25      12/15/08      214,000
      5,500   Dolphin Telecom PLC
               (Series B) (United Kingdom)
               (a)..........................      14.00++    05/15/09          550
      5,130   McCaw International Ltd.......      13.00++    04/15/07      256,500
        925   Nextel Communications, Inc....       9.95++    02/15/08      635,937
        675   Tritel PCS Inc................      12.75++    05/15/09      573,750
                                                                       -----------
                                                                         1,680,737
                                                                       -----------
              CHEMICALS: MAJOR DIVERSIFIED (0.3%)
        245   Equistar Chemical/Funding.....      10.125     09/01/08      246,225
                                                                       -----------
              CHEMICALS: SPECIALTY (1.7%)
        230   Acetex Corp. - 144A*
               (Canada).....................      10.875     08/01/09      230,000
         75   ISP Chemco - 144A*............      10.25      07/01/11       78,375
        530   ISP Holdings Inc. - 144A*.....      10.625     12/15/09      530,000
        175   Millennium America Inc........       9.25      06/15/08      178,500
        160   OM Group Inc. - 144A*.........       9.25      12/15/11      163,200
                                                                       -----------
                                                                         1,180,075
                                                                       -----------
              COMMERCIAL PRINTING/FORMS (1.2%)
      2,500   Premier Graphics Inc. (b).....      11.50      12/01/05       78,125
        695   Quebecor Media Inc.
               (Canada).....................      11.125     07/15/11      741,912
         70   Quebecor Media Inc.
               (Canada).....................      13.75++    07/15/11       42,437
                                                                       -----------
                                                                           862,474
                                                                       -----------
              CONSUMER/BUSINESS SERVICES (4.7%)
        500   Anacomp, Inc. (b).............      10.875     04/01/04      110,000
      1,800   Anacomp, Inc.
               (Series B) (b)...............      10.875     04/01/04      396,000
      5,690   Comforce Corp. (Series B).....      15.00+     12/01/09    1,706,887
        745   MDC Communication Corp.
               (Canada).....................      10.50      12/01/06      543,850
        620   Muzak LLC/Muzak Finance.......       9.875     03/15/09      545,600
                                                                       -----------
                                                                         3,302,337
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              CONTAINERS/PACKAGING (1.9%)
 $    1,300   Owens-Illinois, Inc...........       7.80%     05/15/18  $ 1,124,500
        195   Riverwood International
               Corp.........................      10.875     04/01/08      197,925
                                                                       -----------
                                                                         1,322,425
                                                                       -----------
              DIVERSIFIED MANUFACTURING (1.4%)
        800   Eagle-Picher Industries,
               Inc..........................       9.375     03/01/08      440,000
      4,525   Jordan Industries, Inc.
               (Series B)...................      11.75++    04/01/09      588,250
                                                                       -----------
                                                                         1,028,250
                                                                       -----------
              DRUGSTORE CHAINS (1.0%)
      1,000   Rite Aid Corp.................       7.70      02/15/27      690,000
                                                                       -----------
              ELECTRIC UTILITIES (1.3%)
         75   CMS Energy Corp...............       7.50      01/15/09       73,414
        415   Mirant Americas General LLC...       8.30      05/01/11      383,839
        410   PG&E National Energy Corp.....      10.375     05/16/11      432,304
                                                                       -----------
                                                                           889,557
                                                                       -----------
              ELECTRONIC COMPONENTS (0.1%)
         85   Flextronics International Ltd.
               (Singapore)..................       9.875     07/01/10       89,250
                                                                       -----------
              ELECTRONIC DISTRIBUTORS (1.0%)
        610   BRL Universal Equipment
               Corp.........................       8.875     02/15/08      634,400
      6,000   CHS Electronics,
               Inc. (a)(b)..................       9.875     04/15/05       52,500
                                                                       -----------
                                                                           686,900
                                                                       -----------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.4%)
        820   High Voltage Engineering,
               Inc..........................      10.75      08/15/04      278,800
                                                                       -----------
              ELECTRONICS/APPLIANCES (0.0%)
     12,000   International Semi-Tech
               Microelectronics, Inc.
               (Canada) (a)(b)..............      11.50      08/15/03        7,500
                                                                       -----------
              ENGINEERING & CONSTRUCTION (1.1%)
        525   Encompass Services Corp. -
               144A*........................      10.50      05/01/09      341,250
      1,500   Metromedia Fiber Network,
               Inc..........................      10.00      12/15/09      435,000
                                                                       -----------
                                                                           776,250
                                                                       -----------
              ENVIRONMENTAL SERVICES (2.3%)
        675   Allied Waste North America,
               Inc. (Series B)..............      10.00      08/01/09      695,250
        875   Waste Management, Inc.........       7.375     08/01/10      894,700
                                                                       -----------
                                                                         1,589,950
                                                                       -----------
              FINANCE/RENTAL/LEASING (0.2%)
        175   Ford Motor Credit Co..........       7.25      10/25/11      170,297
                                                                       -----------
              FINANCIAL CONGLOMERATES (0.3%)
        195   Case Credit Corp..............       6.125     02/15/03      183,823
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              FOOD DISTRIBUTORS (1.1%)
 $      800   Volume Services America,
               Inc..........................      11.25%     03/01/09  $   780,000
                                                                       -----------
              FOOD: MEAT/FISH/DAIRY (1.6%)
        485   Michael Foods Inc.............      11.75      04/01/11      523,800
        530   Smithfield Foods Inc..........       7.625     02/15/08      519,400
         90   Smithfield Foods Inc. -
               144A*........................       8.00      10/15/09       92,700
                                                                       -----------
                                                                         1,135,900
                                                                       -----------
              FOREST PRODUCTS (2.5%)
        505   Louisiana Pacific Corp........      10.875     11/15/08      484,800
        170   Louisiana Pacific Corp........       8.875     08/15/10      164,799
      1,050   Tembec Industries Inc.
               (Canada).....................       8.50      02/01/11    1,086,750
                                                                       -----------
                                                                         1,736,349
                                                                       -----------
              HOME BUILDING (5.1%)
        765   Beazer Homes USA, Inc.........       8.625     05/15/11      789,863
      1,110   Centex Corp...................       7.875     02/01/11    1,130,814
        655   Schuler Homes, Inc. - 144A*...       9.375     07/15/09      677,925
         40   Schuler Homes, Inc. - 144A*...      10.50      07/15/11       41,700
        970   Toll Corp.....................       8.25      02/01/11      960,300
                                                                       -----------
                                                                         3,600,602
                                                                       -----------
              HOSPITAL/NURSING MANAGEMENT (1.7%)
      1,200   HCA Inc.......................       7.875     02/01/11    1,224,000
                                                                       -----------
              HOTELS/RESORTS/CRUISELINES (1.3%)
      3,000   Epic Resorts LLC
               (Series B) (a)(b)............      13.00      06/15/05      450,000
        485   HMH Properties (Series B).....       7.875     08/01/08      447,413
                                                                       -----------
                                                                           897,413
                                                                       -----------
              INDUSTRIAL SPECIALTIES (0.8%)
        700   International Wire Group,
               Inc..........................      11.75      06/01/05      574,000
                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.9%)
      1,290   Exodus Communications
               Inc. (a)(b)..................      11.625     07/15/10      232,200
      1,270   Globix Corp...................      12.50      02/01/10      254,000
      1,700   PSINet, Inc. (a)(b)...........      11.00      08/01/09      127,500
                                                                       -----------
                                                                           613,700
                                                                       -----------
              MANAGED HEALTH CARE (1.7%)
        840   Aetna, Inc....................       7.875     03/01/11      827,296
        365   Health Net, Inc...............       8.375     04/15/11      376,313
                                                                       -----------
                                                                         1,203,609
                                                                       -----------
              MEDIA CONGLOMERATES (0.7%)
        455   Nextmedia Operating, Inc. -
               144A*........................      10.75      07/01/11      469,788
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              MEDICAL DISTRIBUTORS (0.2%)
 $      135   Amerisource Bergen Corp. -
               144A*........................       8.125%    09/01/08  $   138,375
                                                                       -----------
              MEDICAL SPECIALTIES (0.1%)
      5,100   MEDIQ/PPN Life Support
               Services, Inc. (b)...........      11.00      06/01/08       51,000
                                                                       -----------
              MEDICAL/NURSING SERVICES (1.2%)
        850   Fresenius Medical Capital
               Trust........................       7.875     06/15/11      845,750
                                                                       -----------
              MOTOR VEHICLES (0.5%)
        410   Ford Motor Co.................       7.45      07/16/31      375,637
                                                                       -----------
              MOVIES/ENTERTAINMENT (1.2%)
        810   Alliance Atlantis
               Communications, Inc.
               (Canada).....................      13.00      12/15/09      874,800
                                                                       -----------
              OFFICE EQUIPMENT/SUPPLIES (0.0%)
      6,500   Mosler, Inc. (a)(b)...........      11.00      04/15/03      --
                                                                       -----------
              OIL & GAS PRODUCTION (1.8%)
      1,075   Chesapeake Energy Corp........       8.125     04/01/11    1,042,750
        245   Stone Energy Corp. - 144A*....       8.25      12/15/11      248,675
                                                                       -----------
                                                                         1,291,425
                                                                       -----------
              OILFIELD SERVICES/EQUIPMENT (0.4%)
        125   Hanover Equipment Trust -
               144A*........................       8.75      09/01/11      129,375
        120   Hanover Equipment Trust -
               144A*........................       8.50      09/01/08      124,800
                                                                       -----------
                                                                           254,175
                                                                       -----------
              OTHER CONSUMER SPECIALTIES (0.7%)
        730   Samsonite Corp................      10.75      06/15/08      509,175
                                                                       -----------
              OTHER METALS/MINERALS (1.1%)
        355   Murrin Murrin Holdings
               Property Ltd. (Australia)....       9.375     08/31/07      259,150
        520   Phelps Dodge Corp.............       8.75      06/01/11      509,359
                                                                       -----------
                                                                           768,509
                                                                       -----------
              PUBLISHING: BOOKS/MAGAZINES (1.1%)
        855   PRIMEDIA, Inc.................       8.875     05/15/11      769,500
                                                                       -----------
              PUBLISHING: NEWSPAPERS (0.7%)
        200   Belo Corp.....................       8.00      11/01/08      204,269
        385   Hollinger Participation -
               144A* (Canada)...............      12.125+    11/15/10      320,031
                                                                       -----------
                                                                           524,300
                                                                       -----------
              PULP & PAPER (0.7%)
        500   Norske Skog - 144A*...........       8.625     06/15/11      518,750
                                                                       -----------
              REAL ESTATE DEVELOPMENT (0.7%)
        545   CB Richard Ellis Services
               Inc..........................      11.25      06/15/11      465,975
                                                                       -----------
              RECREATIONAL PRODUCTS (1.0%)
        675   International Game
               Technology...................       8.375     05/15/09      710,438
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

              RESTAURANTS (1.0%)
 $   20,351   American Restaurant Group
               Holdings, Inc. -
               144A* (c)....................       0.00%     12/15/05  $   622,750
      5,000   FRD Acquisition
               Corp. (a)(b).................      12.50      07/15/04       62,500
                                                                       -----------
                                                                           685,250
                                                                       -----------
              RETAIL - SPECIALTY (1.1%)
        775   Pantry, Inc...................      10.25      10/15/07      761,438
                                                                       -----------
              SEMICONDUCTORS (0.3%)
        230   Fairchild Semi Conductors.....      10.50      02/01/09      244,375
                                                                       -----------
              SERVICES TO THE HEALTH INDUSTRY (1.3%)
        350   Anthem Insurance - 144A**.....       9.125     04/01/10      376,116
        550   Omnicare, Inc. (Series B).....       8.125     03/15/11      569,250
                                                                       -----------
                                                                           945,366
                                                                       -----------
              SPECIALTY STORES (0.5%)
        335   Autonation, Inc. - 144A*......       9.00      08/01/08      340,863
                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (5.0%)
      6,500   Birch Telecom Inc.............      14.00      06/15/08    1,560,000
      1,800   DTI Holdings, Inc. (Series B)
               (a)..........................      12.50++    03/01/08       33,750
      3,000   Esprit Telecom Group PLC
               (United Kingdom) (b).........      11.50      12/15/07        7,500
      1,800   Esprit Telecom Group PLC
               (United Kingdom) (b).........      10.875     06/15/08        4,500
     16,520   Firstworld Communications,
               Inc..........................      13.00++    04/15/08        1,652
      1,000   Global Crossing Holdings, Ltd.
               (Bermuda)....................       8.70      08/01/07       90,000
        585   Global Crossing Holdings, Ltd.
               (Bermuda)....................       9.50      11/15/09       64,350
      2,500   GT Group Telecom Inc.
               (Canada).....................      13.25++    02/01/10      325,000
        305   McLeodUSA Inc.................      11.375     01/01/09       68,625
      1,150   McLeodUSA, Inc................      11.50      05/01/09      253,000
        955   Pac-West Telecom Inc.
               (Series B)...................      13.50      02/01/09      296,050
      1,950   Primus Telecommunication
               Group, Inc. (Series B).......       9.875     05/15/08      331,500
      1,300   Versatel Telecom International
               NV (Netherlands).............      13.25      05/15/08      455,000
      3,031   Viatel Inc. (a)(b)............      11.25      04/15/08        3,789
        800   Viatel Inc. (a)(b)............      11.50      03/15/09        1,000
      3,410   World Access,
               Inc (a)(b)(c)................      13.25      01/15/08       34,100
      1,300   Worldwide Fiber Inc.
               (Canada) (a)(b)..............      12.00      08/01/09        1,625
                                                                       -----------
                                                                         3,531,441
                                                                       -----------
              TELECOMMUNICATIONS (5.1%)
      5,500   e. Spire Communications,
               Inc. (a)(b)..................      13.75      07/15/07      715,000
      1,901   Focal Communications, Corp.
               (Series B)...................      12.125++   02/15/08      532,280
      1,300   Hyperion Telecommunication,
               Inc. (Series B)..............      12.25      09/01/04      156,000
      1,000   MGC Communications, Inc.......      13.00      04/01/10      152,500
        800   NEXTLINK Communications,
               Inc..........................       9.00      03/15/08       96,000
        875   NEXTLINK Communications, Inc.
               (b)..........................      10.75      06/01/09      109,375
      1,795   NTL Communications Corp.
               (Series B)...................      11.875     10/01/10      628,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 PRINCIPAL
 AMOUNT IN                                       COUPON      MATURITY
 THOUSANDS                                        RATE        DATE       VALUE

 ---------------------------------------------------------------------------------

 $    5,400   Rhythms Netconnections,
               Inc. (a)(b)..................      12.75%     04/15/09  $   810,000
      1,200   Startec Global Communications
               Corp. (a)(b).................      12.00      05/15/08       18,000
        560   Talton Holdings, Inc.
               (Series B)...................      11.00      06/30/07      358,400
                                                                       -----------
                                                                         3,575,805
                                                                       -----------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (1.9%)
        200   Case Corp. (Series B).........       6.25      12/01/03      186,351
      1,415   J.B. Poindexter & Co., Inc....      12.50      05/15/04    1,144,381
                                                                       -----------
                                                                         1,330,732
                                                                       -----------
              WHOLESALE DISTRIBUTORS (0.6%)
        415   Burhmann US Inc...............      12.25      11/01/09      415,000
                                                                       -----------
              WIRELESS COMMUNICATIONS (2.3%)
        915   American Cellular Corp........       9.50      10/15/09      887,550
        930   AMSC Acquisition Co., Inc.
               (Series B) (b)...............      12.25      04/01/08      288,300
     19,000   CellNet Data Systems,
               Inc. (a)(b)..................      14.00++    10/01/07       23,750
      3,000   Globalstar LP/Capital
               Corp. (b)....................      10.75      11/01/04      210,000
      3,300   Orbcomm Global LP/Capital
               Corp. (Series B) (a)(b)......      14.00      08/15/04       99,000
      4,500   USA Mobile Communications
               Holdings, Inc. (a)(b)........      14.00      11/01/04       90,000
      3,600   WinStar Communications,
               Inc. (a).....................      14.75++    04/15/10        4,500
      1,000   WinStar Communications,
               Inc. (a)(b)..................      12.75      04/15/10        1,250
                                                                       -----------
                                                                         1,604,350
                                                                       -----------
              TOTAL CORPORATE BONDS
               (COST $229,267,413)...................................   64,917,632
                                                                       -----------

  NUMBER OF
   SHARES
 -----------

              COMMON STOCKS (d) (0.5%)
              APPAREL/FOOTWEAR RETAIL (0.0%)
  1,310,596   County Seat Store Corp. (c)............................      --
                                                                       -----------
              CASINO/GAMING (0.0%)
      2,000   Fitzgerald Gaming Corp.................................      --
                                                                       -----------
              FOOD: SPECIALTY/CANDY (0.0%)
      2,375   SFAC New Holdings Inc. (c).............................      --
        436   SFFB Holdings, Inc. (c)................................      --
    120,000   Specialty Foods Acquisition Corp. - 144A*..............      --
                                                                       -----------
                                                                           --
                                                                       -----------
              HOTELS/RESORTS/CRUISELINES (0.0%)
    444,351   Premier Holdings Inc. (c)..............................      --
     71,890   Vagabond Inns, Inc. (Class D) (a)......................      --
                                                                       -----------
                                                                           --
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF
   SHARES                                                                VALUE

 ---------------------------------------------------------------------------------

              MEDICAL/NURSING SERVICES (0.0%)
    418,663   Raintree Healthcare Corp. (c)..........................  $   --
                                                                       -----------
              MOTOR VEHICLES (0.0%)
         87   Northern Holdings Industrial Corp.* (c)................      --
                                                                       -----------
              RESTAURANTS (0.0%)
      7,750   American Restaurant Group Holdings, Inc. - 144A*.......      --
                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.1%)
     33,335   Versatel Telecom International NV (ADR)
               (Netherlands).........................................       31,675
     15,710   World Access, Inc (c)..................................           17
                                                                       -----------
                                                                            31,692
                                                                       -----------
              TELECOMMUNICATION EQUIPMENT (0.0%)
    196,000   FWT Inc. (c)...........................................        1,960
                                                                       -----------
              TELECOMMUNICATIONS (0.4%)
     25,399   Covad Communications Group, Inc. (c)...................       72,641
    374,996   Focal Communications Corp.* (c)........................      228,748
                                                                       -----------
                                                                           301,389
                                                                       -----------
              TEXTILES (0.0%)
    298,461   U.S. Leather, Inc. (c).................................      --
                                                                       -----------
              WIRELESS COMMUNICATIONS (0.0%)
    809,424   Arch Wireless, Inc. (c)................................       10,927
     38,444   Vast Solutions, Inc. (Class B1) (c)....................      --
     38,444   Vast Solutions, Inc. (Class B2) (c)....................      --
     38,444   Vast Solutions, Inc. (Class B3) (c)....................      --
                                                                       -----------
                                                                            10,927
                                                                       -----------
              TOTAL COMMON STOCKS
               (COST $66,781,546)....................................      345,968
                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE
 -----------                                  -------------  --------

              CONVERTIBLE BONDS (0.1%)
              HOTELS/RESORTS/CRUISELINES (0.0%)
 $      742   Premier Cruises Ltd. (a)......      10.00 %+   08/15/05      --
                                                                       -----------
              TELECOMMUNICATION EQUIPMENT (0.1%)
        220   Corning Inc...................       0.00      11/08/15      113,850
                                                                       -----------
              TOTAL CONVERTIBLE BONDS
               (COST $859,067).......................................      113,850
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

  NUMBER OF
   SHARES                                                                 VALUE

 ---------------------------------------------------------------------------------

              PREFERRED STOCKS (2.2%)
              RESTAURANTS (0.6%)
      2,395   American Restaurant Group Holdings, Inc. (Series B)....  $   416,699
                                                                       -----------
              TELECOMMUNICATION EQUIPMENT (1.6%)
  2,244,200   FWT Inc. (Series A) (c)(d).............................    1,122,100
                                                                       -----------
              TOTAL PREFERRED STOCKS
               (COST $10,452,297)....................................    1,538,799
                                                                       -----------

  NUMBER OF                                                EXPIRATION
  WARRANTS                                                    DATE
 -----------                                               ----------

              WARRANTS (0.1%)
              ADVERTISING/MARKETING SERVICES (0.0%)
     12,524   Mentus Media Corp. - 144A*.................   02/01/08       --
                                                                       -----------
              AEROSPACE & DEFENSE (0.0%)
      1,500   Sabreliner Corp. - 144A*...................   04/15/03       --
                                                                       -----------
              BROADCASTING (0.0%)
        640   XM Satellite Radio Holdings Inc. - 144A*...   03/15/10        19,200
                                                                       -----------
              CABLE/SATELLITE TV (0.1%)
        705   ONO Finance PLC - 144A* (United Kingdom)...   03/16/11        35,250
                                                                       -----------
              CASINO/GAMING (0.0%)
     83,500   Aladdin Gaming Enterprises, Inc. - 144A*...   03/01/10       --
      6,000   Resorts At Summerlin - 144A*...............   12/15/07       --
                                                                       -----------
                                                                           --
                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.0%)
     42,250   Comforce Corp. - 144A*.....................   12/01/09       --
                                                                       -----------
              HOTELS/RESORTS/CRUISELINES (0.0%)
      3,000   Epic Resorts LLC - 144A*...................   06/15/05       --
                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.0%)
     16,520   Verado Holdings Inc. - 144A*...............   04/15/08       --
                                                                       -----------
              OIL & GAS PRODUCTION (0.0%)
     39,665   Gothic Energy Corp. - 144A*................   05/01/05       --
                                                                       -----------
              RESTAURANTS (0.0%)
      1,500   American Restaurant Group Holdings, Inc. -
               144A*.....................................   08/15/08       --
                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
      6,500   Birch Telecom Inc. - 144A*.................   06/15/08       --
      2,500   GT Group Telecom Inc. - 144A* (Canada).....   02/01/10        12,500
                                                                       -----------
                                                                            12,500
                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

 NUMBER OF                                                 EXPIRATION
  WARRANTS                                                   DATE        VALUE

 ---------------------------------------------------------------------------------

              TELECOMMUNICATIONS (0.0%)
      1,200   Startec Global Communications Corp. -
               144A*.....................................   05/15/08   $   --
                                                                       -----------
              WIRELESS COMMUNICATIONS (0.0%)
      1,000   Motient Corp. - 144A*......................   04/01/08            15
                                                                       -----------
              TOTAL WARRANTS
               (COST $730,825).......................................       66,965
                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                      COUPON      MATURITY
  THOUSANDS                                       RATE         DATE
 -----------                                  -------------  --------

              SHORT-TERM INVESTMENT (2.5%)
              REPURCHASE AGREEMENT
 $    1,749   The Bank of New York (dated
               12/31/01;
               proceeds $1,749,344) (e)
               (COST $1,749,259)............        0.875%   01/02/02    1,749,259
                                                                       -----------

              TOTAL INVESTMENTS
               (COST $309,840,407) (f)......   97.3%   68,732,473
              OTHER ASSETS IN EXCESS OF
               LIABILITIES..................    2.7     1,901,100
                                              -----   -----------
              NET ASSETS....................  100.0%  $70,633,573
                                              =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (A)  ISSUER IN BANKRUPTCY.
 (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (C)  ACQUIRED THROUGH EXCHANGE OFFER.
 (D)  NON-INCOME PRODUCING SECURITIES.
 (E) COLLATERALIZED BY $1,774,533 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $1,784,246.
 (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,367,689 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $242,475,623, RESULTING IN NET UNREALIZED DEPRECIATION OF $241,107,934.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                         VALUE

-------------------------------------------------------------------------

             COMMON STOCKS (82.3%)
             ELECTRIC UTILITIES (44.4%)
 188,050     AES Corp.*....................................  $  3,074,618
 165,000     Calpine Corp.*................................     2,770,350
 225,865     Cinergy Corp..................................     7,550,667
 185,000     CMS Energy Corp...............................     4,445,550
 150,000     Consolidated Edison, Inc......................     6,054,000
 307,500     DPL, Inc......................................     7,404,600
 175,000     DTE Energy Co.................................     7,339,500
 262,432     Duke Energy Corp..............................    10,303,080
 230,000     Energy East Corp..............................     4,367,700
 220,000     Entergy Corp..................................     8,604,200
 100,000     FirstEnergy Corp..............................     3,498,000
 170,000     FPL Group, Inc................................     9,588,000
 145,000     General Electric Co...........................     5,811,600
 231,367     Mirant Corp.*.................................     3,706,499
 265,000     NRG Energy, Inc.*.............................     4,107,500
 195,000     Pinnacle West Capital Corp....................     8,160,750
 150,000     PNM Resources Inc.............................     4,192,500
 120,000     PPL Corp......................................     4,182,000
 175,000     Public Service Enterprise Group, Inc..........     7,383,250
 200,000     Reliant Energy, Inc...........................     5,304,000
 215,000     SCANA Corp....................................     5,983,450
 200,000     Sierra Pacific Resources......................     3,010,000
 285,000     Southern Co. (The)............................     7,224,750
 221,500     TXU Corp......................................    10,443,725
 200,000     Wisconsin Energy Corp.........................     4,512,000
 267,250     Xcel Energy, Inc..............................     7,413,515
                                                             ------------
                                                              156,435,804
                                                             ------------
             ENERGY (13.2%)
 145,000     Anardarko Petroleum Corp......................     8,243,250
 137,000     Dynegy, Inc. (Class A)........................     3,493,500
 220,460     El Paso Corp..................................     9,834,721
 170,000     KeySpan Corp..................................     5,890,500
 120,000     Kinder Morgan, Inc............................     6,682,800
 200,000     UtiliCorp United, Inc.........................     5,034,000
 290,000     Williams Companies, Inc.......................     7,400,800
                                                             ------------
                                                               46,579,571
                                                             ------------
             TELECOMMUNICATIONS (24.7%)
 161,932     ALLTEL Corp...................................     9,996,062

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                         VALUE

-------------------------------------------------------------------------

 205,000     AOL Time Warner Inc.*.........................  $  6,580,500
 128,007     AT&T Wireless Services Inc.*..................     1,839,461
 170,000     BCE, Inc. (Canada)............................     3,876,000
 258,750     CenturyTel, Inc...............................     8,487,000
 158,000     Charter Communications, Inc. (Class A)*.......     2,595,940
 165,000     Nextel Communications, Inc. (Class A)*........     1,808,400
 238,946     SBC Communications, Inc.......................     9,359,515
 215,000     Sprint Corp. (FON Group)......................     4,317,200
 100,000     Sprint Corp. (PCS Group)*.....................     2,441,000
 160,000     Telefonos de Mexico S.A. (Series L) (ADR)
              (Mexico).....................................     5,603,200
 110,000     Telephone & Data Systems, Inc.................     9,872,500
 201,120     Verizon Communications Inc....................     9,545,155
 230,000     Vodafone Group PLC (ADR) (United Kingdom).....     5,906,400
 326,163     WorldCom, Inc. - WorldCom Group*..............     4,592,375
                                                             ------------
                                                               86,820,708
                                                             ------------
             TOTAL COMMON STOCKS
              (COST $216,010,981)..........................   289,836,083
                                                             ------------

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE      DATE
---------                                  -------  --------

           CORPORATE BONDS (5.9%)
           AEROSPACE & DEFENSE (0.1%)
 $   400   Northrop Grumman
            Corporation..................   7.00%   03/01/06       418,610
                                                              ------------
           ELECTRIC UTILITIES (2.5%)
   1,215   American Electric Power.......   6.125   05/15/06     1,202,752
     240   Calpine Corp..................   8.50    02/15/11       218,392
     400   Consumers Energy Co...........   6.875   03/01/18       355,629
     495   DTE Energy Co.................   7.05    06/01/11       510,817
   1,065   Exelon Corp...................   6.75    05/01/11     1,079,389
     330   Florida Power Corp............   6.65    07/15/11       336,144
   1,000   MidAmerican Funding LLC.......   6.75    03/01/11       980,996
     920   Mirant Americas Generation
            LLC..........................   7.625   05/01/06       838,790
     800   NRG Energy, Inc...............   7.75    04/01/11       752,510
     275   PG&E National Energy Corp.....  10.375   05/16/11       289,960
   1,740   PSEG Energy Holdings..........   9.125   02/10/04     1,829,027
     330   South Carolina Electric & Gas
            Co...........................   7.50    06/15/05       353,167
                                                              ------------
                                                                 8,747,573
                                                              ------------
           ENERGY (1.1%)
     400   CMS Panhandle Holding Co......   7.00    07/15/29       344,890

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE     DATE        VALUE

--------------------------------------------------------------------------

 $   330   Conoco Inc....................   5.90%   04/15/04  $    342,720
     280   Consolidated Natural Gas
            Co,..........................   5.375   11/01/06       276,096
     845   NiSource Finance Corp.........   7.875   11/15/10       874,510
     410   Oxymar - 144A**...............   7.50    02/15/16       327,233
     535   Petrozuata Finance, Inc.
            (Venezuela) - 144A**.........   8.22    04/01/17       401,250
     455   RAS Laffan Liquid Natural
            Gas - 144A** (Qatar).........   8.294   03/15/14       464,100
     110   Transcontinental Gas Pipeline
            Corp. - 144A**...............   7.00    08/15/11       107,363
     900   Williams Companies Inc.
            (Series A)...................   7.50    01/15/31       876,791
                                                              ------------
                                                                 4,014,953
                                                              ------------
           ENVIRONMENTAL SERVICES (0.1%)
     450   Waste Management Inc..........   7.00    10/15/06       462,506
                                                              ------------
           FINANCIAL CONGLOMERATES (0.1%)
     195   General Motors Acceptance
            Corp.........................   7.50    07/15/05       204,998
                                                              ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     260   Honeywell International
            Inc..........................   5.125   11/01/06       256,499
     410   Tyco International Group S.A.
            (Luxembourg).................   6.375   02/15/06       418,748
                                                              ------------
                                                                   675,247
                                                              ------------
           TELECOMMUNICATIONS (1.8%)
     450   AOL Time Warner, Inc..........   6.125   04/15/06       459,644
     375   AT&T Corp. - 144A**...........   6.50    11/15/06       381,227
     510   AT&T Wireless
            Services, Inc................   7.875   03/01/11       545,195
     520   British Telecom PLC (United
            Kingdom).....................   7.875   12/15/05       557,028
     415   Comcast Cable Communications
            Corp.........................   6.375   01/30/06       421,678
     520   Deutsche Telekom PLC
            (Netherlands)................   7.75    06/15/05       563,075
     520   GTE Corp......................   7.90    02/01/27       539,229
     210   PCCW Capital Ltd. - 144A**
            (Hong Kong)..................   7.75    11/15/11       209,512
   1,150   Qwest Capital Funding.........   7.90    08/15/10     1,169,938
     130   TCI Communications Corp.......   8.00    08/01/05       139,287
     390   Telus Corp....................   8.00    06/01/11       413,857
     940   WorldCom, Inc.................   8.25    05/15/31       993,632
                                                              ------------
                                                                 6,393,302
                                                              ------------
           TOTAL CORPORATE BONDS
            (COST $20,988,968)..............................    20,917,189
                                                              ------------
           ASSET-BACKED SECURITIES (0.5%)
           FINANCE/RENTAL/LEASING
     425   Connecticut RRB Special
            Purpose Trust CL&P -
            Series 2001..................   6.21    12/30/11       434,680
     400   Detroit Edison Securitization
            Funding LLC..................   5.875   03/01/10       411,020

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                  COUPON   MATURITY
THOUSANDS                                   RATE     DATE        VALUE

--------------------------------------------------------------------------

 $   450   PECO Energy Transition
            Trust........................   7.625%  03/01/10  $    496,330
     400   PSE&G Transition Funding
            LLC..........................   6.61    06/15/15       414,748
                                                              ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $1,796,933)...............................     1,756,778
                                                              ------------
           U.S. GOVERNMENT OBLIGATIONS (0.6%)
     700   U.S. Treasury Bond............   8.125   08/15/21       893,593
   1,050   U.S. Treasury Bond............   8.75    08/15/20     1,409,051
                                                              ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $2,310,783)...............................     2,302,644
                                                              ------------
           SHORT-TERM INVESTMENT (a) (11.1%)
           U.S. GOVERNMENT AGENCY
  39,000   Federal Home Loan Mortgage
            Discount Note (a)
            (COST $38,998,364)...........   1.51    01/02/02    38,998,364
                                                              ------------

          TOTAL INVESTMENTS
           (COST $280,106,029) (b)......  100.4%   353,811,058
          LIABILITIES IN EXCESS OF OTHER
           ASSETS.......................   (0.4)    (1,512,073)
                                          -----   ------------
          NET ASSETS....................  100.0%  $352,298,985
                                          =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $93,316,455 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,611,426, RESULTING IN NET UNREALIZED APPRECIATION OF $73,705,029.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (53.6%)
           AEROSPACE & DEFENSE (1.4%)
  26,000   Boeing Co...............................  $ 1,008,280
                                                     -----------
           AUTO PARTS: O.E.M. (2.5%)
  60,000   Delphi Automotive Systems Corp..........      819,600
  12,000   Johnson Controls, Inc...................      969,000
                                                     -----------
                                                       1,788,600
                                                     -----------
           CHEMICALS: AGRICULTURAL (0.3%)
  15,940   IMC Global Inc..........................      207,220
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.6%)
  12,000   Dow Chemical Co. (The)..................      405,360
                                                     -----------
           DEPARTMENT STORES (1.2%)
  18,000   Sears, Roebuck & Co.....................      857,520
                                                     -----------
           ELECTRIC UTILITIES (3.4%)
  12,000   Dominion Resources, Inc.................      721,200
  15,000   FPL Group, Inc..........................      846,000
  30,000   TECO Energy, Inc........................      787,200
                                                     -----------
                                                       2,354,400
                                                     -----------
           ELECTRICAL PRODUCTS (0.8%)
  10,000   Emerson Electric Co.....................      571,000
                                                     -----------
           FINANCE/RENTAL/ LEASING (1.1%)
  10,000   Fannie Mae..............................      795,000
                                                     -----------
           FINANCIAL CONGLOMERATES (1.2%)
  23,000   J.P. Morgan Chase & Co..................      836,050
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.3%)
  40,000   Sara Lee Corp...........................      889,200
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.2%)
  35,000   ConAgra Foods Inc.......................      831,950
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.0%)
  21,665   Estee Lauder Companies, Inc. (The)
            (Class A)..............................      694,580
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (3.4%)
  25,000   Honeywell International, Inc............  $   845,500
  14,506   Ingersoll-Rand Co.......................      606,496
  15,000   United Technologies Corp................      969,450
                                                     -----------
                                                       2,421,446
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.6%)
   8,000   PPG Industries, Inc.....................      413,760
                                                     -----------
           LIFE/HEALTH INSURANCE (1.2%)
  18,000   Lincoln National Corp...................      874,260
                                                     -----------
           MAJOR BANKS (4.7%)
  15,000   Bank of America Corp....................      944,250
  26,000   FleetBoston Financial Corp..............      949,000
  35,000   KeyCorp.................................      851,900
  13,125   WestPac Banking Corp. Ltd. (ADR)
            (Australia)............................      531,037
                                                     -----------
                                                       3,276,187
                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.4%)
  40,000   Sprint Corp. (FON Group)................      803,200
  18,000   Verizon Communications Inc..............      854,280
                                                     -----------
                                                       1,657,480
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (1.3%)
  25,000   Pitney Bowes, Inc.......................      940,250
                                                     -----------
           OIL & GAS PRODUCTION (2.3%)
  22,000   Burlington Resources, Inc...............      825,880
  14,000   Kerr-McGee Corp.........................      767,200
                                                     -----------
                                                       1,593,080
                                                     -----------
           OIL REFINING/MARKETING (4.7%)
  20,000   Ashland, Inc............................      921,600
  30,000   Marathon Oil Corp.......................      900,000
  50,000   Tesoro Petroleum Corp.*.................      655,500
  17,000   Ultramar Diamond Shamrock Corp..........      841,160
                                                     -----------
                                                       3,318,260
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (4.4%)
  17,000   Bristol-Myers Squibb Co.................  $   867,000
  20,000   Merck & Co., Inc........................    1,176,000
  30,000   Schering-Plough Corp....................    1,074,300
                                                     -----------
                                                       3,117,300
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (7.8%)
  13,000   Alexandria Real Estate Equities, Inc....      534,300
  20,000   Archstone Smith Trust...................      526,000
  10,000   Avalonbay Communities, Inc..............      473,100
  10,000   Boston Properties, Inc..................      380,000
  16,000   Equity Office Properties Trust..........      481,280
  10,000   Equity Residential Properties Trust.....      287,100
   6,000   General Growth Properties, Inc..........      232,800
  18,000   Healthcare Realty Trust, Inc............      504,000
  15,000   Mack-Cali Realty Corp...................      465,300
  20,000   Reckson Associates Realty Corp..........      467,200
   8,000   Rouse Co. (The).........................      234,320
  16,000   Simon Property Group, Inc...............      469,280
  10,000   Vornado Realty Trust....................      416,000
                                                     -----------
                                                       5,470,680
                                                     -----------
           REGIONAL BANKS (1.1%)
  12,001   Fifth Third Bancorp.....................      739,022
                                                     -----------
           SAVINGS BANKS (1.3%)
  27,000   Washington Mutual, Inc..................      882,900
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  35,000   Nokia Oyj (ADR) (Finland)...............      858,550
                                                     -----------
           TOBACCO (1.2%)
  18,000   Philip Morris Companies, Inc............      825,300
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*......  $    14,427
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $33,901,886).....................   37,642,062
                                                     -----------
           CONVERTIBLE PREFERRED STOCKS (10.2%)
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust $3.25 - 144A**........        1,500
                                                     -----------
           CONTAINERS/PACKAGING (2.1%)
  36,000   Sealed Air Corp. (Series A) $2.00.......    1,492,200
                                                     -----------
           ELECTRIC UTILITIES (2.0%)
  53,000   Duke Energy Corp. $17.02 (Units)++......    1,396,550
                                                     -----------
           MAJOR BANKS (1.0%)
  22,550   National Australia Bank, Ltd. $1.97
            (Australia) (Units)++..................      676,500
                                                     -----------
           PULP & PAPER (1.5%)
  20,000   Boise Cascade $3.75.....................    1,089,000
                                                     -----------
           RAILROADS (1.5%)
  22,400   Union Pacific Capital Trust $3.13.......    1,069,600
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.0%)
   9,000   Equity Residential Properties Trust
            (Series E) $1.75.......................      285,750
  13,000   SL Green Realty Corp. $2.00.............      413,400
                                                     -----------
                                                         699,150
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.1%)
  16,250   Motorola Inc. $3.50.....................      759,525
                                                     -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $7,721,878)......................    7,184,025
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           CONVERTIBLE BONDS (18.6%)
           CABLE/SATELLITE TV (4.0%)
 $ 1,800   Adelphia Communications Corp.
            6.00% due 02/15/06.....................  $ 1,563,750
   1,445   EchoStar Communications Corp.
            4.875% due 01/07/07....................    1,280,631
                                                     -----------
                                                       2,844,381
                                                     -----------
           CONTRACT DRILLING (1.4%)
   2,000   Diamond Offshore Drilling Inc.
            0.00% due 06/06/20.....................    1,002,500
                                                     -----------
           DEPARTMENT STORES (1.6%)
   1,000   Penney (J.C.) Co., Inc. - 144A**
            5.00% due 10/15/08.....................    1,117,500
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.2%)
   1,000   SCI Systems, Inc.
            3.00% due 03/15/07.....................      823,750
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.6%)
     960   Photronics Inc.
            6.00% due 06/01/04.....................    1,134,000
                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
     200   Thermo Fibertek, Inc. - 144A**
            4.50% due 07/15/04.....................      189,000
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
   1,750   Aether Systems, Inc.
            6.00% due 03/22/05.....................    1,032,500
                                                     -----------
           MAJOR TELECOMMUNICATIONS (3.0%)
     800   Bell Atlantic Financial Service - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock)
            4.25% due 09/15/05.....................      796,000
PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

 $ 1,300   Bell Atlantic Financial Service - 144A**
            (exchangeable into Telecom Corporation
            of New Zealand common stock)
            5.75% due 04/01/03.....................  $ 1,321,125
                                                     -----------
                                                       2,117,125
                                                     -----------
           PACKAGED SOFTWARE (1.3%)
   1,125   Mercury Interactive Corp.
            4.75% due 07/01/07.....................      909,844
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.4%)
   1,000   Healthsouth Corp.
            3.25% due 04/01/03.....................      948,750
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.3%)
   1,100   RF Micro Systems Devices - 144A**
            3.75% due 08/15/05.....................      903,375
                                                     -----------
           TOTAL CONVERTIBLE BONDS
            (COST $13,325,428).....................   13,022,725
                                                     -----------
           CORPORATE BONDS (13.4%)
           ADVERTISING/MARKETING SERVICES (1.5%)
   1,000   Lamar Media Corp.
            9.625% due 12/01/06....................    1,046,250
                                                     -----------
           APPAREL/FOOTWEAR (1.7%)
   1,250   Tommy Hilfiger USA Inc.
            6.85% due 06/01/08.....................    1,189,845
                                                     -----------
           BROADCASTING (3.0%)
   2,000   Clear Channel Communications (Series B)
            8.75% due 06/15/07.....................    2,080,000
                                                     -----------
           FOOD DISTRIBUTORS (1.3%)
   1,000   Fleming Companies, Inc. (Series B)
            10.625% due 07/31/07...................      955,000
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           OIL & GAS PRODUCTION (1.3%)
 $   900   KCS Energy, Inc. (Series B)
            11.00% due 01/15/03....................  $   895,500
                                                     -----------
           OTHER METALS/MINERALS (3.6%)
   2,500   Cyprus Amax Minerals Inc.
            10.125% due 04/01/02...................    2,528,115
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
     700   Navistar International (Series B)
            9.375% due 06/01/06....................      735,000
                                                     -----------
           TOTAL CORPORATE BONDS
            (COST $9,547,541)......................    9,429,710
                                                     -----------
           SHORT-TERM INVESTMENT (a) (5.0%)
           U.S. GOVERNMENT AGENCY
   3,500   Federal Home Loan Mortgage Corp.
            1.51% due 01/02/02
            (COST $3,499,853)......................    3,499,853
                                                     -----------

  TOTAL INVESTMENTS
   (COST $67,996,586) (b).................   100.8%  70,778,375
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.8)    (571,390)
                                            ------  -----------
  NET ASSETS..............................   100.0% $70,206,985
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,237,894 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,456,105, RESULTING IN NET UNREALIZED APPRECIATION OF $2,781,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

            COMMON STOCKS (98.7%)
            AEROSPACE & DEFENSE (1.6%)
   780,000  Goodrich Corp...........................  $   20,763,600
                                                      --------------
            ALUMINUM (2.9%)
   550,000  Alcan, Inc. (Canada)....................      19,761,500
   520,000  Alcoa, Inc..............................      18,486,000
                                                      --------------
                                                          38,247,500
                                                      --------------
            APPAREL/FOOTWEAR (1.5%)
   520,000  VF Corp.................................      20,285,200
                                                      --------------
            AUTO PARTS: O.E.M. (4.6%)
 1,505,000  Delphi Automotive Systems Corp..........      20,558,300
   248,000  Johnson Controls, Inc...................      20,026,000
   515,000  TRW, Inc................................      19,075,600
                                                      --------------
                                                          59,659,900
                                                      --------------
            BEVERAGES: NON-ALCOHOLIC (1.4%)
   394,000  Coca-Cola Co............................      18,577,100
                                                      --------------
            CHEMICALS: MAJOR DIVERSIFIED (2.9%)
   545,000  Dow Chemical Co.........................      18,410,100
   460,000  Du Pont (E.I.) de Nemours & Co., Inc....      19,554,600
                                                      --------------
                                                          37,964,700
                                                      --------------
            COMPUTER PROCESSING HARDWARE (2.9%)
   880,000  Hewlett-Packard Co......................      18,075,200
   167,000  International Business Machines Corp....      20,200,320
                                                      --------------
                                                          38,275,520
                                                      --------------
            DEPARTMENT STORES (1.5%)
   425,000  Sears, Roebuck & Co.....................      20,247,000
                                                      --------------
            DISCOUNT STORES (1.7%)
   535,000  Target Corp.............................      21,961,750
                                                      --------------
            ELECTRIC UTILITIES (7.4%)
   330,000  Dominion Resources, Inc.................      19,833,000
   415,000  Exelon Corp.............................      19,870,200

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   560,000  FirstEnergy Corp........................  $   19,588,800
   340,000  FPL Group, Inc..........................      19,176,000
   720,000  Reliant Energy, Inc.....................      19,094,400
                                                      --------------
                                                          97,562,400
                                                      --------------
            ELECTRONICS/ APPLIANCES (1.6%)
   285,000  Whirlpool Corp..........................      20,899,050
                                                      --------------
            FINANCE/RENTAL/ LEASING (2.9%)
   240,000  Fannie Mae..............................      19,080,000
   340,000  Household International, Inc............      19,699,600
                                                      --------------
                                                          38,779,600
                                                      --------------
            FINANCIAL CONGLOMERATES (2.9%)
   410,000  Citigroup, Inc..........................      20,696,800
   500,000  J.P. Morgan Chase & Co..................      18,175,000
                                                      --------------
                                                          38,871,800
                                                      --------------
            FOOD DISTRIBUTORS (3.0%)
   930,000  Supervalu, Inc..........................      20,571,600
   740,000  SYSCO Corp..............................      19,402,800
                                                      --------------
                                                          39,974,400
                                                      --------------
            FOOD: MAJOR DIVERSIFIED (1.5%)
   400,000  PepsiCo, Inc............................      19,476,000
                                                      --------------
            FOREST PRODUCTS (1.5%)
   370,000  Weyerhaeuser Co.........................      20,009,600
                                                      --------------
            HOUSEHOLD/PERSONAL CARE (4.4%)
   395,000  Avon Products, Inc......................      18,367,500
   325,000  Kimberly-Clark Corp.....................      19,435,000
   255,000  Procter & Gamble Co. (The)..............      20,178,150
                                                      --------------
                                                          57,980,650
                                                      --------------
            INDUSTRIAL CONGLOMERATES (7.8%)
   500,000  General Electric Co.....................      20,040,000
   600,000  Honeywell International, Inc............      20,292,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   172,000  Minnesota Mining & Manufacturing Co.....  $   20,332,120
   358,000  Tyco International Ltd. (Bermuda).......      21,086,200
   325,000  United Technologies Corp................      21,004,750
                                                      --------------
                                                         102,755,070
                                                      --------------
            INDUSTRIAL SPECIALTIES (1.5%)
   385,000  PPG Industries, Inc.....................      19,912,200
                                                      --------------
            INFORMATION TECHNOLOGY SERVICES (1.5%)
   295,000  Electronic Data Systems Corp............      20,222,250
                                                      --------------
            INTEGRATED OIL (4.4%)
   425,000  BP PLC (ADR) (United Kingdom)...........      19,766,750
   490,000  Exxon Mobil Corp........................      19,257,000
   390,000  Royal Dutch Petroleum Co. (ADR)
             (Netherlands)..........................      19,117,800
                                                      --------------
                                                          58,141,550
                                                      --------------
            LIFE/HEALTH INSURANCE (4.5%)
   730,000  Aegon N.V. (ARS) (Netherlands)..........      19,542,100
   420,000  Jefferson-Pilot Corp....................      19,433,400
   410,000  Lincoln National Corp...................      19,913,700
                                                      --------------
                                                          58,889,200
                                                      --------------
            MAJOR BANKS (2.9%)
   310,000  Bank of America Corp....................      19,514,500
   790,000  KeyCorp.................................      19,228,600
                                                      --------------
                                                          38,743,100
                                                      --------------
            MAJOR TELECOMMUNICATIONS (1.4%)
   385,000  Verizon Communications, Inc.............      18,272,100
                                                      --------------
            MOTOR VEHICLES (3.4%)
   470,000  DaimlerChrysler AG (Germany)............      19,584,900

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

   318,100  Ford Motor Co...........................  $    5,000,532
   410,000  General Motors Corp.....................      19,926,000
                                                      --------------
                                                          44,511,432
                                                      --------------
            OFFICE EQUIPMENT/ SUPPLIES (1.4%)
   500,000  Pitney Bowes, Inc.......................      18,805,000
                                                      --------------
            OIL & GAS PIPELINES (1.6%)
   465,000  El Paso Corp............................      20,743,650
                                                      --------------
            OIL & GAS PRODUCTION (1.5%)
   355,000  Kerr-McGee Corp.........................      19,454,000
                                                      --------------
            OIL REFINING/ MARKETING (3.0%)
   685,000  Marathon Oil Corp.......................      20,550,000
   500,000  Sunoco, Inc.............................      18,670,000
                                                      --------------
                                                          39,220,000
                                                      --------------
            PHARMACEUTICALS: MAJOR (5.7%)
   312,000  American Home Products Corp.............      19,144,320
   365,000  Bristol-Myers Squibb Co.................      18,615,000
   450,000  Pharmacia Corp..........................      19,192,500
   515,000  Schering-Plough Corp....................      18,442,150
                                                      --------------
                                                          75,393,970
                                                      --------------
            PULP & PAPER (3.0%)
   500,000  International Paper Co..................      20,175,000
   640,000  Mead Corp...............................      19,769,600
                                                      --------------
                                                          39,944,600
                                                      --------------
            RAILROADS (3.0%)
   695,000  Burlington Northern Santa Fe Corp.......      19,828,350
   565,000  CSX Corp................................      19,803,250
                                                      --------------
                                                          39,631,600
                                                      --------------
            RECREATIONAL PRODUCTS (1.4%)
   618,000  Eastman Kodak Co........................      18,187,740
                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                  VALUE

--------------------------------------------------------------------

            SEMICONDUCTORS (1.4%)
   605,000  Intel Corp..............................  $   19,027,250
                                                      --------------
            TRUCKS/CONSTRUCTION/FARM
            MACHINERY (3.1%)
   385,000  Caterpillar, Inc........................      20,116,250
   470,000  Deere & Co..............................      20,520,200
                                                      --------------
                                                          40,636,450
                                                      --------------
            TOTAL COMMON STOCKS
             (COST $1,148,027,632)..................   1,302,026,932
                                                      --------------
PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (1.0%)
            U.S. GOVERNMENT AGENCY (a) (1.0%)
$   13,000  Federal Home Loan Mortgage Corp. 1.51%
             due 01/02/02
             (COST $12,999,455).....................      12,999,455
                                                      --------------
            REPURCHASE AGREEMENT (0.0%)
       326  The Bank of New York 0.875% due 01/02/02
             (dated 12/31/01; proceeds $325,572)(b)
             (COST $325,556)........................         325,556
                                                      --------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $13,325,011).....................      13,325,011
                                                      --------------


                                                          VALUE

--------------------------------------------------------------------


  TOTAL INVESTMENTS
   (COST $1,161,352,643) (c)..............    99.7% $1,315,351,943
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.3       3,904,559
                                            ------  --------------
  NET ASSETS..............................   100.0% $1,319,256,502
                                            ======  ==============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY $331,806 FEDERAL HOME LOAN MORTGAGE CORP 5.775% DUE 06/26/06 VALUED AT $332,068.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $212,296,288 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $58,296,988, RESULTING IN NET UNREALIZED APPRECIATION OF $153,999,300.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (92.9%)
           ADVERTISING/MARKETING SERVICES (0.8%)
  30,000   Interpublic Group of Companies, Inc.....  $    886,200
                                                     ------------
           AEROSPACE & DEFENSE (2.1%)
  10,000   Lockheed Martin Corp....................       466,700
   5,000   Northrop Grumman Corp...................       504,050
  55,000   Titan Corp. (The)*......................     1,372,250
                                                     ------------
                                                        2,343,000
                                                     ------------
           AIR FREIGHT/COURIERS (1.4%)
  30,000   FedEx Corp.*............................     1,556,400
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (2.4%)
  10,000   Coca-Cola Co............................       471,500
  37,500   Coca-Cola Enterprises Inc...............       710,250
  60,000   Pepsi Bottling Group, Inc. (The)........     1,410,000
                                                     ------------
                                                        2,591,750
                                                     ------------
           BIOTECHNOLOGY (2.6%)
  25,000   Cephalon, Inc.*.........................     1,889,625
  35,000   Immunex Corp.*..........................       969,850
                                                     ------------
                                                        2,859,475
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION (1.2%)
  27,500   Lands' End, Inc.*.......................     1,379,400
                                                     ------------
           COMPUTER COMMUNICATIONS (1.2%)
  75,000   Cisco Systems, Inc.*....................     1,358,250
                                                     ------------
           COMPUTER PERIPHERALS (1.4%)
  16,500   Advanced Digital Information Corp.*.....       264,660
  60,000   Network Appliance, Inc.*................     1,312,200
                                                     ------------
                                                        1,576,860
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.1%)
  35,000   Apple Computer, Inc.*...................       766,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  55,000   Dell Computer Corp.*....................  $  1,494,900
  90,000   Sun Microsystems, Inc.*.................     1,110,600
                                                     ------------
                                                        3,372,000
                                                     ------------
           CONTAINERS/ PACKAGING (1.6%)
  25,000   Ball Corp...............................     1,767,500
                                                     ------------
           CONTRACT DRILLING (1.6%)
  90,000   Rowan Companies, Inc.*..................     1,743,300
                                                     ------------
           DATA PROCESSING SERVICES (1.6%)
  16,500   Affiliated Computer Services, Inc.
            (Class A)*.............................     1,751,145
                                                     ------------
           DEPARTMENT STORES (4.0%)
  30,000   Kohl's Corp.*...........................     2,113,200
  85,000   Penney (J.C.) Co., Inc..................     2,286,500
                                                     ------------
                                                        4,399,700
                                                     ------------
           DISCOUNT STORES (2.2%)
  55,000   Costco Wholesale Corp.*.................     2,440,900
                                                     ------------
           ELECTRONIC COMPONENTS (0.9%)
  21,000   Amphenol Corp. (Class A)*...............     1,009,050
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (2.1%)
  90,000   Circuit City Stores, Inc. - Circuit
            City Group.............................     2,335,500
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.3%)
  17,500   USA Education Inc.......................     1,470,350
                                                     ------------
           FINANCIAL CONGLOMERATES (0.3%)
   9,400   Prudential Financial, Inc.*.............       311,986
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (2.1%)
  80,000   SunGard Data Systems Inc.*..............     2,314,400
                                                     ------------
           HOME BUILDING (0.6%)
  15,000   Lennar Corp.............................       702,300
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOME FURNISHINGS (0.6%)
  27,500   Leggett & Platt, Inc....................  $    632,500
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
   5,500   Tenet Healthcare Corp.*.................       322,960
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (1.9%)
  70,000   International Flavors & Fragrances,
            Inc....................................     2,079,700
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.9%)
  35,000   Tyco International Ltd. (Bermuda).......     2,061,500
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
  45,000   McAfee.com Corp.*.......................     1,525,950
                                                     ------------
           INSURANCE BROKERS/ SERVICES (1.8%)
  85,000   Willis Group Holdings Ltd.*.............     2,001,750
                                                     ------------
           INTEGRATED OIL (0.4%)
   5,000   ChevronTexaco Corp......................       448,050
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.7%)
  25,000   BEA Systems, Inc.*......................       385,250
  35,000   Earthlink, Inc.*........................       425,950
                                                     ------------
                                                          811,200
                                                     ------------
           INVESTMENT BANKS/ BROKERS (2.1%)
  25,000   Goldman Sachs Group, Inc. (The).........     2,318,750
                                                     ------------
           MAJOR BANKS (1.7%)
  30,000   Bank of America Corp....................     1,888,500
                                                     ------------
           MEDICAL DISTRIBUTORS (0.7%)
  10,000   Henry Schein, Inc.*.....................       370,300
  10,000   McKesson HBOC, Inc......................       374,000
                                                     ------------
                                                          744,300
                                                     ------------
           MEDICAL SPECIALTIES (5.3%)
  55,000   Cytyc Corp.*............................     1,435,500

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  30,000   Guidant Corp.*..........................  $  1,494,000
  17,500   St. Jude Medical, Inc.*.................     1,358,875
  22,000   Varian Medical Systems, Inc.*...........     1,567,720
                                                     ------------
                                                        5,856,095
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.9%)
  85,000   IKON Office Solutions, Inc..............       993,650
                                                     ------------
           OIL & GAS PRODUCTION (0.7%)
  30,000   Ocean Energy, Inc.......................       576,000
  12,500   XTO Energy Inc..........................       218,750
                                                     ------------
                                                          794,750
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.5%)
  30,000   Smith International, Inc.*..............     1,608,600
                                                     ------------
           OTHER CONSUMER SERVICES (1.0%)
  25,000   Apollo Group, Inc. (Class A)*...........     1,125,250
                                                     ------------
           PACKAGED SOFTWARE (5.7%)
  20,000   Concord Communications, Inc.*...........       413,000
  55,000   i2 Technologies, Inc.*..................       434,500
  35,000   Intuit Inc.*............................     1,496,600
  35,000   Microsoft Corp.*........................     2,319,450
  65,000   Network Associates, Inc.*...............     1,680,250
                                                     ------------
                                                        6,343,800
                                                     ------------
           PROPERTY - CASUALTY INSURERS (5.5%)
  55,000   ACE, Ltd. (Bermuda).....................     2,208,250
  22,500   Everest Re Group, Ltd. (Bermuda)........     1,590,750
  25,000   XL Capital Ltd. (Class A) (Bermuda).....     2,284,000
                                                     ------------
                                                        6,083,000
                                                     ------------
           PULP & PAPER (1.0%)
  40,000   Georgia-Pacific Group...................     1,104,400
                                                     ------------
           RAILROADS (1.9%)
  60,000   CSX Corp................................     2,103,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           RECREATIONAL PRODUCTS (2.5%)
  15,000   International Game Technology*..........  $  1,024,500
 100,000   Mattel, Inc.............................     1,720,000
                                                     ------------
                                                        2,744,500
                                                     ------------
           REGIONAL BANKS (2.7%)
  20,000   Fifth Third Bancorp.....................     1,231,600
 100,000   Hibernia Corp. (Class A)................     1,779,000
                                                     ------------
                                                        3,010,600
                                                     ------------
           RESTAURANTS (2.7%)
  55,000   AFC Enterprises, Inc.*..................     1,561,450
  50,000   Wendy's International, Inc..............     1,458,500
                                                     ------------
                                                        3,019,950
                                                     ------------
           SAVINGS BANKS (0.2%)
   8,000   Charter One Financial, Inc..............       217,200
                                                     ------------
           SEMICONDUCTORS (6.4%)
  35,000   Applied Micro Circuits Corp.*...........       396,200
  17,500   Broadcom Corp. (Class A)*...............       717,150
 105,000   Conexant Systems, Inc.*.................     1,507,800
  45,000   Fairchild Semiconductor Corp.
            (Class A)*.............................     1,269,000
  65,000   Intel Corp..............................     2,044,250
  35,000   National Semiconductor Corp.*...........     1,077,650
                                                     ------------
                                                        7,012,050
                                                     ------------
           SPECIALTY STORES (2.6%)
  35,000   Michaels Stores, Inc.*..................     1,153,250
  90,000   Staples, Inc.*..........................     1,683,000
                                                     ------------
                                                        2,836,250
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.1%)
  35,000   Polycom, Inc.*..........................     1,204,000
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (3.2%)
  70,000   Sprint Corp. (PCS Group)*...............  $  1,708,700
  70,000   Vodafone Group PLC (ADR) (United
            Kingdom)...............................     1,797,600
                                                     ------------
                                                        3,506,300
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $93,327,298).....................   102,568,021
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (8.0%)
           U.S. GOVERNMENT AGENCY
$  8,800   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $8,799,631)......................     8,799,631
                                                     ------------

  TOTAL INVESTMENTS
   (COST $102,126,929) (b)................   100.9%  111,367,652
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.9)     (989,368)
                                            ------  ------------
  NET ASSETS..............................   100.0% $110,378,284
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,020,038 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $779,315, RESULTING IN NET UNREALIZED APPRECIATION OF $9,240,723.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS AND WARRANTS (95.7%)
            AUSTRALIA (3.4%)
            CONTAINERS/PACKAGING
   750,000  Amcor Ltd...............................  $  2,736,484
                                                      ------------
            MAJOR BANKS
   280,000  Australia & New Zealand Banking Group
             Ltd....................................     2,544,621
   160,000  Commonwealth Bank of Australia..........     2,444,541
                                                      ------------
                                                         4,989,162
                                                      ------------
            OIL & GAS PRODUCTION
   725,000  Santos Ltd..............................     2,293,798
                                                      ------------
            TOTAL AUSTRALIA.........................    10,019,444
                                                      ------------
            BELGIUM (0.9%)
            FINANCIAL CONGLOMERATES
   105,000  Fortis..................................     2,726,210
                                                      ------------
            CANADA (2.6%)
            ALUMINUM
    50,000  Alcan Inc...............................     1,794,236
                                                      ------------
            FINANCIAL CONGLOMERATES
   115,000  Brascan Corp. (Class A).................     2,076,008
                                                      ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank...................     1,805,601
                                                      ------------
            OIL & GAS PIPELINES
    70,000  Enbridge Inc............................     1,907,572
                                                      ------------
            TOTAL CANADA............................     7,583,417
                                                      ------------
            FINLAND (1.5%)
            INFORMATION TECHNOLOGY SERVICES
    80,000  TietoEnator Oyj.........................     2,119,866
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
    87,000  Nokia Oyj...............................     2,244,136
                                                      ------------
            TOTAL FINLAND...........................     4,364,002
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FRANCE (6.6%)
            AUTOMOTIVE AFTERMARKET
    70,000  Compagnie Generale des Etablissements
             Michelin (B Shares)....................  $  2,310,030
                                                      ------------
            CONSTRUCTION MATERIALS
    27,000  Lafarge S.A.............................     2,522,730
                                                      ------------
            CONTAINERS/PACKAGING
    17,000  Compagnie de Saint-Gobain...............     2,566,552
                                                      ------------
            MAJOR BANKS
    29,000  BNP Paribas S.A.........................     2,595,945
    42,000  Societe Generale (A Shares).............     2,351,181
                                                      ------------
                                                         4,947,126
                                                      ------------
            MISCELLANEOUS MANUFACTURING
    70,000  Compagnie Generale d'Industrie et de
             Participations.........................     2,338,088
    60,000  Compagnie Generale d'Industrie et de
             Participations (Warrants due
             03/31/03)*.............................        24,583
                                                      ------------
                                                         2,362,671
                                                      ------------
            MULTI-LINE INSURANCE
    45,000  Assurances Generales de France..........     2,160,393
                                                      ------------
            OIL REFINING/MARKETING
    18,000  TotalFinaElf S.A........................     2,571,629
                                                      ------------
            TOTAL FRANCE............................    19,441,131
                                                      ------------
            GERMANY (5.8%)
            APPAREL/FOOTWEAR
    37,050  Adidas-Salomon AG.......................     2,755,536
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    70,000  BASF AG.................................     2,609,306
    60,000  Bayer AG................................     1,907,879
                                                      ------------
                                                         4,517,185
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES
    45,000  E. ON AG................................  $  2,340,760
   115,000  MAN AG..................................     2,437,846
    40,000  Siemens AG..............................     2,666,756
                                                      ------------
                                                         7,445,362
                                                      ------------
            MOTOR VEHICLES
    60,000  DaimlerChrysler AG (Registered
             Shares)................................     2,570,560
                                                      ------------
            TOTAL GERMANY...........................    17,288,643
                                                      ------------
            HONG KONG (2.7%)
            ELECTRIC UTILITIES
   570,000  CLP Holdings Ltd........................     2,174,317
                                                      ------------
            FINANCIAL CONGLOMERATES
   150,000  HSBC Holdings PLC.......................     1,755,033
                                                      ------------
            REAL ESTATE DEVELOPMENT
   205,000  Cheung Kong (Holdings) Ltd..............     2,129,119
   235,000  Sun Hung Kai Properties Ltd.............     1,898,320
                                                      ------------
                                                         4,027,439
                                                      ------------
            TOTAL HONG KONG.........................     7,956,789
                                                      ------------
            IRELAND (0.9%)
            MAJOR BANKS
   230,000  Allied Irish Banks PLC..................     2,663,193
                                                      ------------
            ITALY (3.0%)
            MAJOR BANKS
   200,000  Sanpaolo IMI SpA........................     2,146,587
   550,000  Unicredito Italiano SpA.................     2,209,381
                                                      ------------
                                                         4,355,968
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   465,000  Telecom Italia SpA......................     2,485,053
                                                      ------------
            WIRELESS COMMUNICATIONS
   550,000  Telecom Italia Mobile SpA...............     2,106,506
                                                      ------------
            TOTAL ITALY.............................     8,947,527
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            JAPAN (8.7%)
            BEVERAGES: ALCOHOLIC
   270,000  Kirin Brewery Co., Ltd..................  $  1,920,665
                                                      ------------
            DEPARTMENT STORES
   140,000  Marui Co., Ltd..........................     1,647,434
                                                      ------------
            ELECTRICAL PRODUCTS
   175,000  Matsushita Electric Works, Ltd..........     1,433,533
                                                      ------------
            ELECTRONIC COMPONENTS
    32,000  TDK Corp................................     1,501,367
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    25,000  Kyocera Corp............................     1,622,760
   100,000  Matsushita Electric Industrial Co.,
             Ltd....................................     1,277,710
   140,000  NEC Corp................................     1,421,045
                                                      ------------
                                                         4,321,515
                                                      ------------
            ELECTRONICS/APPLIANCES
   160,000  Sharp Corp..............................     1,862,132
    32,000  Sony Corp...............................     1,455,208
                                                      ------------
                                                         3,317,340
                                                      ------------
            FINANCE/RENTAL/LEASING
    22,000  Acom Co., Ltd...........................     1,595,050
                                                      ------------
            MOTOR VEHICLES
    50,000  Honda Motor Co..........................     1,985,272
    60,000  Toyota Motor Corp.......................     1,512,299
                                                      ------------
                                                         3,497,571
                                                      ------------
            PHARMACEUTICALS: MAJOR
    40,500  Takeda Chemical Industries, Ltd.........     1,823,299
                                                      ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd..........     1,407,531
                                                      ------------
            RECREATIONAL PRODUCTS
    11,000  Nintendo Co., Ltd.......................     1,916,566
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            WIRELESS COMMUNICATIONS
       120  NTT DoCoMo, Inc.........................  $  1,402,976
                                                      ------------
            TOTAL JAPAN.............................    25,784,847
                                                      ------------
            NETHERLANDS (4.2%)
            CHEMICALS: SPECIALTY
    75,000  DSM NV..................................     2,739,570
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    90,000  Koninklijke (Royal) Philips Electronics
             NV.....................................     2,675,841
                                                      ------------
            FINANCIAL CONGLOMERATES
    80,000  ING Groep NV............................     2,040,772
                                                      ------------
            FINANCIAL PUBLISHING/ SERVICES
   105,000  Wolters Kluwer NV.......................     2,394,202
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    45,000  Unilever NV.............................     2,639,367
                                                      ------------
            TOTAL NETHERLANDS.......................    12,489,752
                                                      ------------
            SINGAPORE (1.3%)
            AIRLINES
   280,000  Singapore Airlines Ltd..................     1,667,569
                                                      ------------
            MAJOR BANKS
   279,000  DBS Group Holdings Ltd..................     2,084,569
                                                      ------------
            TOTAL SINGAPORE.........................     3,752,138
                                                      ------------
            SPAIN (2.3%)
            ELECTRIC UTILITIES
   190,000  Iberdrola S.A...........................     2,474,186
                                                      ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A....     2,304,909
                                                      ------------
            OIL REFINING/MARKETING
   150,000  Repsol-YPF, S.A.........................     2,188,450
                                                      ------------
            TOTAL SPAIN.............................     6,967,545
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            SWEDEN (2.6%)
            ELECTRONICS/APPLIANCES
   145,000  Electrolux AB (Series B)................  $  2,171,219
                                                      ------------
            ENGINEERING & CONSTRUCTION
   248,000  Skanska AB (B Shares)...................     1,625,413
                                                      ------------
            INDUSTRIAL MACHINERY
    90,000  Sandvik AB (B Shares)...................     1,933,215
                                                      ------------
            REGIONAL BANKS
   350,000  Nordea AB...............................     1,858,585
                                                      ------------
            TOTAL SWEDEN............................     7,588,432
                                                      ------------
            SWITZERLAND (6.0%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG*............................       129,573
                                                      ------------
            FINANCIAL CONGLOMERATES
    61,500  UBS AG (Registered Shares)*.............     3,105,948
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    15,000  Nestle S.A. (Registered Shares).........     3,200,145
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    11,000  Swisscom AG (Registered Shares).........     3,049,479
                                                      ------------
            OTHER CONSUMER SPECIALTIES
   130,000  Compagnie Financiere Richmont AG (A
             Units)++...............................     2,416,983
                                                      ------------
            PHARMACEUTICALS: MAJOR
    82,000  Novartis AG (Registered Shares).........     2,965,106
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    30,000  Swiss Re (Registered Shares)............     3,019,345
                                                      ------------
            TOTAL SWITZERLAND.......................    17,886,579
                                                      ------------
            UNITED KINGDOM (11.0%)
            AEROSPACE & DEFENSE
   500,000  BAE Systems PLC.........................     2,252,696
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            AIRLINES
   745,000  British Airways PLC.....................  $  2,114,768
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
   160,000  Next PLC................................     2,084,562
                                                      ------------
            BEVERAGES: ALCOHOLIC
   220,000  Diageo PLC..............................     2,513,994
                                                      ------------
            CONSTRUCTION MATERIALS
   320,000  Hanson PLC..............................     2,208,006
                                                      ------------
            ELECTRIC UTILITIES
   225,000  PowerGen PLC............................     2,472,870
   255,000  United Utilities PLC....................     2,284,757
                                                      ------------
                                                         4,757,627
                                                      ------------
            ELECTRONIC COMPONENTS
 1,550,000  Cookson Group PLC.......................     2,154,800
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   250,000  Six Continents PLC......................     2,474,690
                                                      ------------
            MAJOR BANKS
    95,000  Royal Bank of Scotland Group PLC........     2,312,234
                                                      ------------
            MOVIES/ENTERTAINMENT
   770,000  Rank Group PLC..........................     2,578,045
                                                      ------------
            STEEL
 2,450,000  Corus Group PLC*........................     2,567,855
                                                      ------------
            TOBACCO
   260,000  British American Tobacco PLC............     2,204,658
                                                      ------------
            WATER UTILITIES
   215,000  Severn Trent PLC........................     2,250,294
                                                      ------------
            TOTAL UNITED KINGDOM....................    32,474,229
                                                      ------------
            UNITED STATES (32.2%)
            AEROSPACE & DEFENSE
    75,000  Boeing Co...............................     2,908,500
                                                      ------------
            ALUMINUM
    80,000  Alcoa, Inc..............................     2,844,000
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CHEMICALS: MAJOR DIVERSIFIED
    84,000  Dow Chemical Co. (The)..................  $  2,837,520
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   260,000  Compaq Computer Corp....................     2,537,600
   135,000  Hewlett-Packard Co......................     2,772,900
    26,000  International Business Machines Corp....     3,144,960
                                                      ------------
                                                         8,455,460
                                                      ------------
            DEPARTMENT STORES
    68,000  Sears, Roebuck & Co.....................     3,239,520
                                                      ------------
            DISCOUNT STORES
    80,000  Target Corp.............................     3,284,000
                                                      ------------
            ELECTRIC UTILITIES
    70,706  FirstEnergy Corp........................     2,473,296
    55,000  FPL Group, Inc..........................     3,102,000
                                                      ------------
                                                         5,575,296
                                                      ------------
            ENGINEERING & CONSTRUCTION
    67,000  Fluor Corp..............................     2,505,800
                                                      ------------
            FINANCIAL CONGLOMERATES
    60,006  Citigroup, Inc..........................     3,029,103
                                                      ------------
            FOOD RETAIL
    90,000  Albertson's, Inc........................     2,834,100
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    95,000  Honeywell International, Inc............     3,212,900
    25,000  Minnesota Mining & Manufacturing Co.....     2,955,250
                                                      ------------
                                                         6,168,150
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    45,000  Electronic Data Systems Corp............     3,084,750
                                                      ------------
            INTEGRATED OIL
    33,000  ChevronTexaco Corp......................     2,957,130
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR BANKS
    47,000  Bank of America Corp....................  $  2,958,650
   125,000  KeyCorp.................................     3,042,500
                                                      ------------
                                                         6,001,150
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    65,000  SBC Communications, Inc.................     2,546,050
   130,000  Sprint Corp. (FON Group)................     2,610,400
    55,000  Verizon Communications Inc..............     2,610,300
                                                      ------------
                                                         7,766,750
                                                      ------------
            MOTOR VEHICLES
    40,654  Ford Motor Co...........................       639,081
                                                      ------------
            OIL REFINING/MARKETING
    67,000  Ashland, Inc............................     3,087,360
   105,000  Marathon Oil Corp.......................     3,150,000
                                                      ------------
                                                         6,237,360
                                                      ------------
            PACKAGED SOFTWARE
    83,000  Computer Associates International,
             Inc....................................     2,862,670
                                                      ------------
            PHARMACEUTICALS: MAJOR
    50,000  Bristol-Myers Squibb Co.................     2,550,000
    45,000  Merck & Co., Inc........................     2,646,000
                                                      ------------
                                                         5,196,000
                                                      ------------
            PULP & PAPER
    75,000  International Paper Co..................     3,026,250
                                                      ------------
            RECREATIONAL PRODUCTS
    84,000  Eastman Kodak Co........................     2,472,120
                                                      ------------
            SAVINGS BANKS
    80,000  Washington Mutual, Inc..................     2,616,000
                                                      ------------
            SEMICONDUCTORS
    90,000  Intel Corp..............................     2,830,500
                                                      ------------
            TOBACCO
    60,000  Philip Morris Companies, Inc............     2,751,000
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            TRUCKS/CONSTRUCTION/FARM MACHINERY
    70,000  Deere & Co..............................  $  3,056,200
                                                      ------------
            TOTAL UNITED STATES.....................    95,178,410
                                                      ------------
            TOTAL COMMON STOCKS AND WARRANTS
             (COST $278,898,563)....................   283,112,288
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------

            SHORT-TERM INVESTMENT (a) (3.9%)
            U.S. GOVERNMENT AGENCY
$   11,500  Federal Home Loan Mortgage Corp.
             1.51% due 01/02/02
             (COST $11,499,518).....................    11,499,518
                                                      ------------

  TOTAL INVESTMENTS
   (COST $290,398,081) (b)................    99.6%  294,611,806
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4     1,040,066
                                            ------  ------------
  NET ASSETS..............................   100.0% $295,651,872
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (A) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $37,880,247 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $33,666,522, RESULTING IN NET UNREALIZED APPRECIATION OF $4,213,725.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  5,161,196       1.7%
Airlines................................     3,782,337       1.3
Aluminum................................     4,638,236       1.6
Apparel/Footwear........................     2,755,536       0.9
Apparel/Footwear Retail.................     2,084,562       0.7
Automotive Aftermarket..................     2,310,030       0.8
Beverages: Alcoholic....................     4,434,659       1.5
Chemicals: Agricultural.................       129,573       0.0
Chemicals: Major Diversified............     7,354,705       2.5
Chemicals: Specialty....................     2,739,571       0.9
Computer Processing Hardware............     8,455,460       2.9
Construction Materials..................     4,730,736       1.6
Containers/Packaging....................     5,303,036       1.8
Department Stores.......................     4,886,954       1.6
Discount Stores.........................     3,284,000       1.1
Electric Utilities......................    14,981,426       5.1
Electrical Products.....................     1,433,533       0.5
Electronic Components...................     3,656,166       1.2
Electronic Equipment/ Instruments.......     6,997,356       2.4
Electronics/Appliances..................     5,488,559       1.8
Engineering & Construction..............     4,131,213       1.4
Finance/Rental/Leasing..................     1,595,050       0.5
Financial Conglomerates.................    14,733,074       5.0
Financial Publishing/Services...........     2,394,202       0.8
Food Retail.............................     2,834,100       0.9
Food: Major Diversified.................     5,839,511       2.0
Hotels/Resorts/Cruiselines..............     2,474,690       0.8
Industrial Conglomerates................    13,613,511       4.6
Industrial Machinery....................     1,933,215       0.7
Information Technology Services.........     5,204,616       1.8
Integrated Oil..........................     2,957,130       1.0
Major Banks.............................    31,463,913      10.6
Major Telecommunications................    13,301,282       4.5
Miscellaneous Manufacturing.............     2,362,671       0.8

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Motor Vehicles..........................  $  6,707,212       2.3%
Movies/Entertainment....................     2,578,045       0.9
Multi-Line Insurance....................     2,160,393       0.7
Oil & Gas Pipelines.....................     1,907,573       0.6
Oil & Gas Production....................     2,293,798       0.8
Oil Refining/Marketing..................    10,997,439       3.7
Other Consumer Specialties..............     2,416,983       0.8
Packaged Software.......................     2,862,670       1.0
Pharmaceuticals: Major..................     9,984,405       3.4
Pharmaceuticals: Other..................     1,407,531       0.5
Property - Casualty Insurers............     3,019,346       1.0
Pulp & Paper............................     3,026,250       1.0
Real Estate Development.................     4,027,439       1.4
Recreational Products...................     4,388,685       1.5
Regional Banks..........................     1,858,585       0.6
Savings Banks...........................     2,616,000       0.9
Semiconductors..........................     2,830,500       0.9
Steel...................................     2,567,855       0.9
Telecommunication Equipment.............     2,244,136       0.8
Tobacco.................................     4,955,658       1.7
Trucks/Construction/Farm Machinery......     3,056,200       1.0
U.S. Government Agency..................    11,499,518       3.9
Water Utilities.........................     2,250,294       0.8
Wireless Communications.................     3,509,482       1.2
                                          ------------   -------
                                          $294,611,806      99.6%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $283,087,705      95.7%
Short-Term Investment...................    11,499,518       3.9
Warrants................................        24,583       0.0
                                          ------------   -------
                                          $294,611,806      99.6%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS AND WARRANTS (97.6%)
           BELGIUM (1.5%)
           FINANCIAL CONGLOMERATES
 195,470   Fortis..................................  $  5,066,459
                                                     ------------
           FINLAND (0.9%)
           TELECOMMUNICATION EQUIPMENT
 121,880   Nokia Oyj+..............................     3,143,855
                                                     ------------
           FRANCE (16.3%)
           ADVERTISING/MARKETING SERVICES
 168,700   JC Decaux S.A.*.........................     1,885,777
                                                     ------------
           APPAREL/FOOTWEAR
  36,100   LVMH (Louis Vuitton Moet Hennessy)......     1,469,450
                                                     ------------
           FOOD RETAIL
  76,600   Carrefour S.A...........................     3,984,493
                                                     ------------
           HOUSEHOLD/PERSONAL CARE
  47,320   L'Oreal S.A.............................     3,409,767
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES
 106,900   Cap Gemini S.A..........................     7,722,004
                                                     ------------
           MAJOR BANKS
  22,270   BNP Paribas S.A.........................     1,993,507
  82,500   Credit Agricole S.A.....................     1,307,258
                                                     ------------
                                                        3,300,765
                                                     ------------
           OIL REFINING/MARKETING
  52,482   TotalFinaElf S.A.+......................     7,498,013
                                                     ------------
           PHARMACEUTICALS: MAJOR
 163,906   Aventis S.A.+...........................    11,642,788
  38,980   Sanofi-Synthelabo S.A...................     2,909,493
                                                     ------------
                                                       14,552,281
                                                     ------------
           RESTAURANTS
  39,560   Sodexho Alliance S.A....................     1,691,685
                                                     ------------
           SEMICONDUCTORS
 188,360   STMicroelectronics NV...................     6,048,190
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           WATER UTILITIES
  98,700   Vivendi Environnement...................  $  3,293,187
  98,700   Vivendi Environnement (Warrants due
            03/08/06)*.............................        40,439
                                                     ------------
                                                        3,333,626
                                                     ------------
           TOTAL FRANCE............................    54,896,051
                                                     ------------
           GERMANY (5.6%)
           MAJOR BANKS
  92,990   Deutsche Bank AG (Registered Shares)....     6,568,117
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 354,100   Deutsche Telecom AG.....................     6,118,699
                                                     ------------
           MULTI-LINE INSURANCE
  22,866   Muenchener Rueckver AG (Registered
            Shares)................................     6,211,858
                                                     ------------
           TOTAL GERMANY...........................    18,898,674
                                                     ------------
           ITALY (8.7%)
           CONSUMER SUNDRIES
 317,782   Luxottica Group SpA (ADR)...............     5,237,047
                                                     ------------
           INTEGRATED OIL
 781,490   ENI SpA.................................     9,800,710
                                                     ------------
           MAJOR BANKS
2,675,100  IntesaBci SpA...........................     6,695,420
1,335,220  Unicredito Italiano SpA.................     5,363,655
                                                     ------------
                                                       12,059,075
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 264,160   Telecom Italia SpA......................     2,258,758
                                                     ------------
           TOTAL ITALY.............................    29,355,590
                                                     ------------
           NETHERLANDS (7.8%)
           APPAREL/FOOTWEAR
  19,210   Gucci Group NV..........................     1,634,894
                                                     ------------
           BEVERAGES: ALCOHOLIC
  46,100   Heineken NV.............................     1,748,799
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           ELECTRONIC EQUIPMENT/ INSTRUMENTS
 370,363   Koninklijke (Royal) Philips Electronics
            NV+....................................  $ 11,011,472
                                                     ------------
           FINANCIAL CONGLOMERATES
 229,400   ING Groep NV............................     5,851,913
                                                     ------------
           FOOD RETAIL
 143,213   Koninklijke Ahold NV....................     4,168,655
                                                     ------------
           MAJOR TELECOMMUNICATIONS
 375,100   Koninklijke (Royal) Kpn NV*.............     1,907,720
                                                     ------------
           TOTAL NETHERLANDS.......................    26,323,453
                                                     ------------
           NORWAY (0.5%)
           MAJOR TELECOMMUNICATIONS
 399,500   Telenor ASA.............................     1,721,041
                                                     ------------
           PORTUGAL (0.6%)
           MAJOR TELECOMMUNICATIONS
 252,000   Portugal Telecom, S.A. (Registered
            Shares)................................     1,963,994
                                                     ------------
           SPAIN (4.0%)
           MAJOR TELECOMMUNICATIONS
 713,352   Telefonica S.A.*........................     9,549,801
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
 654,000   Amadeus Global Travel Distribution S.A.
            (A Shares).............................     3,774,715
                                                     ------------
           TOTAL SPAIN.............................    13,324,516
                                                     ------------
           SWEDEN (3.7%)
           INDUSTRIAL MACHINERY
 175,391   Assa Abloy AB (Series B)................     2,533,994
                                                     ------------
           MAJOR BANKS
 199,600   Svenska Handelsbanken AB (A Shares).....     2,941,051
                                                     ------------
           REGIONAL BANKS
1,310,870  Nordea AB...............................     6,961,038
                                                     ------------
           TOTAL SWEDEN............................    12,436,083
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SWITZERLAND (9.8%)
           CHEMICALS: AGRICULTURAL
 104,628   Syngenta AG*............................  $  5,422,774
                                                     ------------
           ELECTRICAL PRODUCTS
  18,803   Kaba Holding AG (Registered B Shares)...     4,646,074
                                                     ------------
           FINANCIAL CONGLOMERATES
  70,673   UBS AG (Registered Shares)*.............     3,569,214
                                                     ------------
           FOOD: MAJOR DIVERSIFIED
  41,870   Nestle S.A. (Registered Shares)+........     8,932,670
                                                     ------------
           OTHER CONSUMER SPECIALTIES
 123,200   Compagnie Financiere Richmont AG (A
            Units)++...............................     2,290,556
                                                     ------------
           PERSONNEL SERVICES
  60,500   Adecco S.A. (Registered Shares).........     3,290,620
                                                     ------------
           PHARMACEUTICALS: MAJOR
 138,120   Novartis AG (Registered Shares)+........     4,994,395
                                                     ------------
           TOTAL SWITZERLAND.......................    33,146,303
                                                     ------------
           UNITED KINGDOM (38.2%)
           ADVERTISING/MARKETING SERVICES
1,011,690  WPP Group PLC...........................    11,192,650
                                                     ------------
           BEVERAGES: ALCOHOLIC
 730,970   Allied Domecq PLC.......................     4,333,437
 441,270   Diageo PLC..............................     5,042,500
                                                     ------------
                                                        9,375,937
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION
 480,630   GUS PLC.................................     4,512,763
                                                     ------------
           FINANCIAL CONGLOMERATES
 919,600   Lloyds TSB Group PLC....................     9,986,416
                                                     ------------
           FOOD: SPECIALTY/CANDY
1,149,900  Cadbury Schweppes PLC...................     7,331,723
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INTEGRATED OIL
 780,410   BP PLC..................................  $  6,066,469
                                                     ------------
           INVESTMENT MANAGERS
 377,400   Amvescap PLC............................     5,444,368
                                                     ------------
           MAJOR BANKS
 261,860   Barclays PLC+...........................     8,672,064
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES
1,662,000  Hays PLC................................     5,032,297
1,998,100  Rentokil Initial PLC....................     8,027,830
                                                     ------------
                                                       13,060,127
                                                     ------------
           PHARMACEUTICALS: MAJOR
  88,744   AstraZeneca PLC+........................     4,084,185
 736,761   GlaxoSmithKline PLC+....................    18,479,227
                                                     ------------
                                                       22,563,412
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES
1,188,901  Reed International PLC..................     9,864,894
                                                     ------------
           RESTAURANTS
 324,071   Compass Group PLC.......................     2,429,513
                                                     ------------
           WIRELESS COMMUNICATIONS
6,982,653  Vodafone Group PLC+.....................    18,270,955
                                                     ------------
           TOTAL UNITED KINGDOM....................   128,771,291
                                                     ------------
           TOTAL COMMON STOCKS AND WARRANTS
            (COST $299,396,442)....................   329,047,310
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (2.6%)
           U.S. GOVERNMENT AGENCY
$  8,700   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $8,699,635)......................  $  8,699,635
                                                     ------------

  TOTAL INVESTMENTS
   (COST $308,096,077) (b)................   100.2%  337,746,945
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.2)     (692,997)
                                            ------  ------------
  NET ASSETS..............................   100.0% $337,053,948
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 + SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $40,479,762 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,828,894, RESULTING IN NET UNREALIZED APPRECIATION OF $29,650,868.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

                 FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2001:
                                                                                   UNREALIZED
    CONTRACTS                    IN EXCHANGE                DELIVERY              APPRECIATION
    TO DELIVER                       FOR                      DATE               (DEPRECIATION)
-----------------------------------------------------------------------------------------------
SEK      6,291,140            $         594,120             01/02/02                 $  (7,816)
EUR      3,158,929            SEK    30,000,000             01/04/02                    56,546
EUR     13,572,854            GBP     8,500,000             01/04/02                   283,220
EUR      2,094,175            SEK    20,000,000             01/04/02                    48,186
EUR      1,078,272            SEK    10,000,000             01/04/02                    (3,678)
GBP     10,400,000            EUR    16,810,798             01/04/02                  (164,848)
GBP      1,200,000            EUR     1,948,052             01/04/02                   (11,590)
GBP      2,350,000            EUR     3,800,437             01/04/02                   (35,608)
SEK    117,000,000            EUR    12,185,723             01/04/02                  (339,951)
                                                                                     ---------
      Net unrealized depreciation....................................                $(175,539)
                                                                                     =========

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 EUR  Euro.
 SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Advertising/Marketing Services..........  $ 13,078,427       3.9%
Apparel/Footwear........................     3,104,344       0.9
Beverages: Alcoholic....................    11,124,737       3.3
Catalog/Specialty Distribution..........     4,512,762       1.3
Chemicals: Agricultural.................     5,422,774       1.6
Consumer Sundries.......................     5,237,047       1.6
Electrical Products.....................     4,646,074       1.4
Electronic Equipment/ Instruments.......    11,011,472       3.3
Financial Conglomerates.................    24,474,003       7.2
Food Retail.............................     8,153,148       2.4
Food: Major Diversified.................     8,932,670       2.7
Food: Specialty/Candy...................     7,331,723       2.2
Household/Personal Care.................     3,409,767       1.0
Industrial Machinery....................     2,533,994       0.8
Information Technology Services.........     7,722,004       2.3
Integrated Oil..........................    15,867,179       4.7
Investment Managers.....................     5,444,368       1.6
Major Banks.............................    33,541,071       9.9
Major Telecommunications................    23,520,013       7.0
Miscellaneous Commercial Services.......    16,834,842       5.0

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Multi-Line Insurance....................  $  6,211,858       1.8%
Oil Refining/Marketing..................     7,498,013       2.2
Other Consumer Specialties..............     2,290,556       0.7
Personnel Services......................     3,290,620       1.0
Pharmaceuticals: Major..................    42,110,088      12.5
Publishing: Books/Magazines.............     9,864,894       2.9
Regional Banks..........................     6,961,038       2.1
Restaurants.............................     4,121,198       1.2
Semiconductors..........................     6,048,190       1.8
Telecommunication Equipment.............     3,143,855       0.9
U.S. Government Agency..................     8,699,635       2.6
Water Utilities.........................     3,333,626       1.0
Wireless Communications.................    18,270,955       5.4
                                          ------------   -------
                                          $337,746,945     100.2%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $329,006,871      97.6%
Short-Term Investment...................     8,699,635       2.6
Warrants................................        40,439       0.0
                                          ------------   -------
                                          $337,746,945     100.2%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (103.7%)
           AUSTRALIA (9.4%)
           AIRLINES
  87,500   Qantas Airways Ltd......................  $   164,317
                                                     -----------
           BEVERAGES: ALCOHOLIC
  65,350   Foster's Group Ltd......................      162,072
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
  14,650   Computershare Ltd.......................       39,473
                                                     -----------
           MAJOR BANKS
   6,700   Australia & New Zealand Banking Group
            Ltd....................................       60,889
   7,750   Commonwealth Bank of Australia..........      118,407
  19,300   National Australia Bank Ltd.............      313,782
  31,550   Westpac Banking Corp., Ltd..............      253,655
                                                     -----------
                                                         746,733
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  92,000   Telstra Corp. Ltd.......................      255,395
                                                     -----------
           MARINE SHIPPING
   6,481   Lang Corporation Ltd....................       37,041
                                                     -----------
           MEDIA CONGLOMERATES
  50,400   News Corp., Ltd. (The)..................      401,784
                                                     -----------
           MEDICAL/NURSING SERVICES
  12,150   Sonic Healthcare Ltd....................       49,601
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  23,727   Brambles Industries Ltd.................      125,921
                                                     -----------
           OTHER METALS/MINERALS
  67,796   BHP Billiton Ltd........................      363,264
 114,600   M.I.M. Holdings Ltd.....................       66,668
  20,600   Rio Tinto Ltd...........................      391,116
  20,500   WMC Ltd.................................      100,144
                                                     -----------
                                                         921,192
                                                     -----------
           PHARMACEUTICALS: OTHER
   6,950   CSL Ltd.................................      182,614
                                                     -----------
           PRECIOUS METALS
 104,500   Normandy Mining Ltd.....................       96,521
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  10,700   Lend Lease Corp., Ltd...................  $    71,256
                                                     -----------
           TOTAL AUSTRALIA.........................    3,253,920
                                                     -----------
           CHINA (1.2%)
           ALUMINUM
 459,000   Aluminum Corp. of China Ltd.*...........       80,041
                                                     -----------
           INTEGRATED OIL
 562,000   China Petroleum & Chemical Corp.
            (Class H)..............................       77,105
 724,000   PetroChina Co. Ltd......................      128,109
                                                     -----------
                                                         205,214
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  88,000   China Unicom Ltd.*......................       97,038
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  55,000   Travelsky Technology Ltd.*..............       42,313
                                                     -----------
           TOTAL CHINA.............................      424,606
                                                     -----------
           HONG KONG (10.4%)
           ADVERTISING/MARKETING SERVICES
  25,000   Clear Media Ltd.*.......................       18,272
                                                     -----------
           APPAREL/FOOTWEAR RETAIL
 147,000   Esprit Holdings Ltd.....................      165,867
                                                     -----------
           COMPUTER PROCESSING HARDWARE
 116,000   Legend Holdings Ltd.....................       59,123
                                                     -----------
           ELECTRIC UTILITIES
 268,000   Beijing Datang Power Generation Co.,
            Ltd....................................       85,049
  17,000   CLP Holdings Ltd........................       64,848
                                                     -----------
                                                         149,897
                                                     -----------
           ENGINEERING & CONSTRUCTION
  95,000   New World Development Co., Ltd..........       82,831
                                                     -----------
           GAS DISTRIBUTORS
 130,220   Hong Kong & China Gas Co., Ltd..........      159,456
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
  64,900   Hutchison Whampoa Ltd...................  $   626,199
  29,700   Swire Pacific Ltd. (Class A)............      161,848
                                                     -----------
                                                         788,047
                                                     -----------
           INDUSTRIAL SPECIALTIES
  97,000   China Merchants Holdings International
            Co., Ltd...............................       62,187
                                                     -----------
           INVESTMENT BANKS/BROKERS
  37,000   Hong Kong Exchanges & Clearing Ltd......       56,219
                                                     -----------
           MAJOR BANKS
  11,000   Hang Seng Bank Ltd......................      120,945
                                                     -----------
           MISCELLANEOUS MANUFACTURING
 114,400   Johnson Electric Holdings Ltd...........      120,282
                                                     -----------
           MOTOR VEHICLES
 188,500   Denway Motors Ltd.......................       58,612
                                                     -----------
           OIL & GAS PRODUCTION
  86,000   CNOOC Ltd...............................       81,049
                                                     -----------
           REAL ESTATE DEVELOPMENT
  34,000   Amoy Properties, Ltd....................       34,876
  18,000   Cheung Kong (Holdings) Ltd..............      186,947
  35,000   Henderson Land Development Co., Ltd.....      158,418
  69,100   Sun Hung Kai Properties Ltd.............      558,187
   9,000   Wharf (Holdings) Ltd. (The).............       21,984
                                                     -----------
                                                         960,412
                                                     -----------
           REGIONAL BANKS
  11,000   Bank of East Asia Ltd...................       23,695
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  21,500   Asia Satellite Telecommunications
            Holdings Ltd...........................       35,149
                                                     -----------
           WHOLESALE DISTRIBUTORS
  31,000   Citic Pacific Ltd.......................       68,964
  47,600   Li & Fung Ltd...........................       53,404
                                                     -----------
                                                         122,368
                                                     -----------
           WIRELESS COMMUNICATIONS
 136,200   China Mobile Ltd.*......................      479,381

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  71,500   SmarTone Telecommunications Holdings
            Ltd.*..................................  $    85,261
                                                     -----------
                                                         564,642
                                                     -----------
           TOTAL HONG KONG.........................    3,629,053
                                                     -----------
           INDIA (3.5%)
           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd............       55,925
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES
   4,700   HCL Technologies Ltd....................       26,708
   3,200   Infosys Technologies Ltd................      270,054
   2,350   Wipro Ltd...............................       78,017
                                                     -----------
                                                         374,779
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  20,170   Videsh Sanchar Nigam Ltd................       86,183
                                                     -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd...................       90,890
                                                     -----------
           MOVIES/ENTERTAINMENT
  15,000   Zee Telefilms Ltd.......................       34,695
                                                     -----------
           OIL REFINING/MARKETING
   7,800   Bharat Petroleum Corp., Ltd.............       30,541
   8,000   Hindustan Petroleum Corp., Ltd..........       23,137
                                                     -----------
                                                          53,678
                                                     -----------
           PHARMACEUTICALS: OTHER
   1,400   Cipla Ltd...............................       33,015
   9,100   Dr. Reddy's Laboratories Ltd............      174,092
   4,500   Ranbaxy Laboratories Ltd................       64,358
                                                     -----------
                                                         271,465
                                                     -----------
           REGIONAL BANKS
   5,800   HDFC Bank Ltd. (ADR)*...................       84,390
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS
  29,700   Mahanagar Telephone Nigam Ltd...........       77,926
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           TOBACCO
   5,000   ITC Ltd.................................  $    70,106
                                                     -----------
           TOTAL INDIA.............................    1,200,037
                                                     -----------
           INDONESIA (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*...........      --
                                                     -----------
           JAPAN (54.1%)
           AUTO PARTS: O.E.M.
  24,000   NIFCO Inc...............................      196,781
                                                     -----------
           BUILDING PRODUCTS
  68,000   Sanwa Shutter Corp......................      146,614
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
 100,000   Mitsubishi Chemical Corp................      211,813
                                                     -----------
           CHEMICALS: SPECIALTY
 100,000   Daicel Chemical Industries Ltd..........      292,287
 100,000   Denki Kagaku Kogyo Kabushiki Kaisha.....      230,793
  64,000   Kaneka Corp.............................      388,217
  43,000   Shin-Etsu Polymer Co., Ltd..............      118,828
                                                     -----------
                                                       1,030,125
                                                     -----------
           COMMERCIAL PRINTING/FORMS
  31,000   Dai Nippon Printing Co., Ltd............      308,305
  10,000   Nissha Printing Co., Ltd................       45,551
                                                     -----------
                                                         353,856
                                                     -----------
           COMPUTER PERIPHERALS
  25,000   Mitsumi Electric Co., Ltd...............      285,264
                                                     -----------
           COMPUTER PROCESSING HARDWARE
  60,000   Fujitsu Ltd.............................      434,558
                                                     -----------
           ELECTRIC UTILITIES
  18,000   Tokyo Electric Power Co.................      381,263
                                                     -----------
           ELECTRICAL PRODUCTS
  40,000   Furukawa Electric Co....................      211,357
                                                     -----------
           ELECTRONIC COMPONENTS
   8,000   TDK Corp................................      375,342
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC DISTRIBUTORS
  17,100   Ryosan Co., Ltd.........................  $   188,240
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  16,000   Canon, Inc..............................      547,829
  49,000   Casio Computer Co., Ltd.................      211,297
   6,100   Kyocera Corp............................      395,954
  39,000   Matsushita Electric Industrial Co.,
            Ltd....................................      498,307
  45,000   NEC Corp................................      456,764
  30,000   Ricoh Co., Ltd..........................      555,724
 114,000   Toshiba Corp............................      389,462
                                                     -----------
                                                       3,055,337
                                                     -----------
           ELECTRONICS/APPLIANCES
  10,100   Rinnai Corp.............................      161,790
  11,500   Sony Corp...............................      522,965
                                                     -----------
                                                         684,755
                                                     -----------
           ENGINEERING & CONSTRUCTION
  35,000   Kyudenko Corp...........................      116,915
  80,000   Obayashi Corp...........................      225,934
  13,000   Sanki Engineering Co., Ltd..............       63,164
                                                     -----------
                                                         406,013
                                                     -----------
           FINANCE/RENTAL/LEASING
  25,400   Hitachi Capital Corp....................      379,882
                                                     -----------
           FOOD RETAIL
  16,500   FamilyMart Co., Ltd.....................      276,211
                                                     -----------
           FOOD: MEAT/FISH/DAIRY
  24,000   Nippon Meat Packers, Inc................      253,265
                                                     -----------
           FOOD: SPECIALTY/CANDY
  20,000   House Foods Corp........................      163,225
                                                     -----------
           HOME BUILDING
  53,000   Sekisui Chemical Co., Ltd...............      138,817
  40,000   Sekisui House Ltd.......................      288,491
                                                     -----------
                                                         427,308
                                                     -----------
           HOME FURNISHINGS
   4,000   Sangetsu Co., Ltd.......................       54,661
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  67,000   Hitachi Ltd.............................      488,309
                                                     -----------
           INDUSTRIAL MACHINERY
  63,000   Amada Co., Ltd..........................      248,709

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  68,000   Daifuku Co., Ltd........................  $   273,611
  30,000   Daikin Industries Ltd...................      468,038
  16,000   Fuji Machine Manufacturing Co., Ltd.....      207,713
 105,000   Mitsubishi Heavy Industries, Ltd........      279,001
  92,000   Tsubakimoto Chain Co....................      209,535
                                                     -----------
                                                       1,686,607
                                                     -----------
           INDUSTRIAL SPECIALTIES
  24,000   Fujitec Co., Ltd........................       76,162
  26,000   Lintec Corp.............................      159,687
                                                     -----------
                                                         235,849
                                                     -----------
           MAJOR BANKS
       6   Mitsubishi Tokyo Financial Group,
            Inc.*..................................       40,039
                                                     -----------
           MAJOR TELECOMMUNICATIONS
     113   Nippon Telegraph & Telephone Corp.......      366,315
                                                     -----------
           MARINE SHIPPING
  19,000   Mitsubishi Logistics Corp...............      133,860
                                                     -----------
           METAL FABRICATIONS
  55,000   Minebea Co., Ltd........................      294,792
                                                     -----------
           MISCELLANEOUS MANUFACTURING
  31,000   Kurita Water Industries Ltd.............      382,911
                                                     -----------
           MOTOR VEHICLES
  92,000   Nissan Motor Co., Ltd...................      485,424
  38,000   Suzuki Motor Corp.......................      413,696
  18,000   Toyota Motor Corp.......................      453,690
                                                     -----------
                                                       1,352,810
                                                     -----------
           PHARMACEUTICALS: MAJOR
  27,000   Sankyo Co., Ltd.........................      460,181
                                                     -----------
           PHARMACEUTICALS: OTHER
  13,000   Ono Pharmaceutical Co., Ltd.............      388,855
  18,000   Yamanouchi Pharmaceutical Co., Ltd......      472,821
                                                     -----------
                                                         861,676
                                                     -----------
           RAILROADS
      58   East Japan Railway Co...................      278,728
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  49,000   Mitsubishi Estate Co., Ltd..............  $   356,749
                                                     -----------
           RECREATIONAL PRODUCTS
  15,000   Fuji Photo Film Co., Ltd................      532,949
   4,100   Nintendo Co., Ltd.......................      714,356
  33,000   Yamaha Corp.............................      243,015
                                                     -----------
                                                       1,490,320
                                                     -----------
           SEMICONDUCTORS
   2,500   Rohm Co. Ltd............................      322,844
                                                     -----------
           TEXTILES
  25,000   Nisshinbo Industries, Inc...............       92,241
                                                     -----------
           WHOLESALE DISTRIBUTORS
  10,000   Hitachi High-Technologies Corp..........      107,729
  39,000   Mitsubishi Corp.........................      251,966
  27,000   Nagase & Co., Ltd.......................      111,714
                                                     -----------
                                                         471,409
                                                     -----------
           TOTAL JAPAN.............................   18,831,510
                                                     -----------
           SINGAPORE (5.1%)
           AEROSPACE & DEFENSE
  61,000   Singapore Technologies Engineering
            Ltd....................................       77,612
                                                     -----------
           AIRLINES
  33,000   Singapore Airlines Ltd..................      196,535
                                                     -----------
           ELECTRONIC COMPONENTS
  21,600   Venture Manufacturing Ltd...............      155,539
                                                     -----------
           FINANCIAL CONGLOMERATES
  52,000   Keppel Corp., Ltd.......................       79,957
                                                     -----------
           MAJOR BANKS
  38,182   DBS Group Holdings Ltd..................      285,280
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  66,000   Singapore Telecommunications Ltd........       62,891
                                                     -----------
           MARINE SHIPPING
 166,000   Neptune Orient Lines Ltd.*..............       87,179
  99,000   Sembcorp Logistics Ltd..................       96,481
                                                     -----------
                                                         183,660
                                                     -----------
           PUBLISHING: NEWSPAPERS
  15,019   Singapore Press Holdings Ltd............      177,268
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE DEVELOPMENT
  47,000   Capitaland Ltd..........................  $    47,585
  31,400   City Developments Ltd...................      102,853
                                                     -----------
                                                         150,438
                                                     -----------
           REGIONAL BANKS
  33,086   Oversea - Chinese Banking Corp., Ltd....      197,047
  27,363   United Overseas Bank Ltd................      188,148
                                                     -----------
                                                         385,195
                                                     -----------
           SEMICONDUCTORS
  13,000   Chartered Semiconductor Manufacturing
            Ltd.*..................................       34,488
                                                     -----------
           TOTAL SINGAPORE.........................    1,788,863
                                                     -----------
           SOUTH KOREA (10.8%)
           ADVERTISING/MARKETING SERVICES
     620   Cheil Communications, Inc...............       63,699
                                                     -----------
           ELECTRIC UTILITIES
   6,900   Korea Electric Power Corp...............      113,950
                                                     -----------
           ELECTRONIC COMPONENTS
   2,276   Samsung Electro Mechanics Co., Ltd......       75,867
                                                     -----------
           ELECTRONICS/APPLIANCES
   9,070   Humax Co., Ltd..........................      219,157
   1,990   LG Electronics Inc......................       37,559
                                                     -----------
                                                         256,716
                                                     -----------
           ENGINEERING & CONSTRUCTION
  17,430   LG Construction Co., Ltd................      187,034
                                                     -----------
           FOOD: SPECIALTY/CANDY
   1,880   Tong Yang Confectionery Corp............       48,073
                                                     -----------
           HOUSEHOLD/PERSONAL CARE
   1,670   LG Household & Health Care Ltd.*........       36,730
                                                     -----------
           INDUSTRIAL MACHINERY
  19,090   Hyundai Mobis...........................      274,582
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INVESTMENT BANKS/BROKERS
   5,530   LG Investment & Securities Co.*.........  $    62,707
   2,170   Samsung Securities Co., Ltd.*...........       79,022
                                                     -----------
                                                         141,729
                                                     -----------
           MAJOR BANKS
   4,397   Kookmin Bank............................      166,639
                                                     -----------
           MAJOR TELECOMMUNICATIONS
   4,600   Korea Telecom Corp. (ADR)...............       93,518
                                                     -----------
           MOTOR VEHICLES
  10,790   Hyundai Motor Co., Ltd..................      220,891
                                                     -----------
           REGIONAL BANKS
  10,660   Hana Bank...............................      137,103
   2,220   Kookmin Credit Card Co., Ltd............       84,475
  17,300   Shinhan Financial Group Co., Ltd.*......      231,062
                                                     -----------
                                                         452,640
                                                     -----------
           SEMICONDUCTORS
   4,197   Samsung Electronics Co., Ltd............      891,144
   1,030   Samsung Electronics Ltd. (Pref.)........       88,969
                                                     -----------
                                                         980,113
                                                     -----------
           SPECIALTY STORES
     450   Shinsegae Co., Ltd......................       47,603
                                                     -----------
           STEEL
   1,080   Pohang Iron & Steel Co., Ltd............      100,274
                                                     -----------
           TOBACCO
   4,625   Korea Tobacco & Ginseng Corp.
            (GDR)-144A**...........................       34,687
                                                     -----------
           WIRELESS COMMUNICATIONS
   2,270   SK Telecom Co., Ltd.....................      462,983
                                                     -----------
           TOTAL SOUTH KOREA.......................    3,757,728
                                                     -----------
           TAIWAN (9.1%)
           COMPUTER COMMUNICATIONS
  57,000   Accton Technology Corp..................      146,488
   5,200   Ambit Microsystems Corp.................       23,906
                                                     -----------
                                                         170,394
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           COMPUTER PERIPHERALS
  47,400   Hon Hai Precison Industry Co., Ltd......  $   216,562
                                                     -----------
           COMPUTER PROCESSING HARDWARE
  36,500   Asustek Computer, Inc...................      159,466
   5,000   Quanta Computer Inc.....................       16,276
                                                     -----------
                                                         175,742
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  88,000   Au Optronics Corp.*.....................       93,981
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT
   4,360   ASE Test Ltd.*..........................       60,735
                                                     -----------
           FINANCIAL CONGLOMERATES
 113,583   Fubon Financial Holding Co., Ltd.*......       98,599
                                                     -----------
           FOOD RETAIL
  42,650   President Chain Store Corp..............       90,123
                                                     -----------
           REGIONAL BANKS
 167,100   Bank Sinopac*...........................       69,665
 387,531   Chinatrust Commercial Bank..............      232,386
 104,000   Taipei Bank.............................       77,807
                                                     -----------
                                                         379,858
                                                     -----------
           SEMICONDUCTORS
  58,000   Advanced Semiconductor Engineering
            Inc.*..................................       53,826
   7,400   Faraday Technology Corp.................       34,866
 108,915   Siliconware Precision Industries Co.*...       96,101
  21,450   SunPlus Technology Co.*.................       66,151
 377,000   Taiwan Semiconductor Manufacturing Co.
            Ltd.*..................................      941,962
 322,450   United Microelectronics Corp.*..........      469,587
                                                     -----------
                                                       1,662,493
                                                     -----------
           STEEL
  80,460   China Steel Corp........................       31,361
                                                     -----------
           TEXTILES
 148,320   Formosa Chemical & Fibre Corp...........       99,529
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS
  63,606   Taiwan Cellular Corp.*..................  $    85,002
                                                     -----------
           TOTAL TAIWAN............................    3,164,379
                                                     -----------
           UNITED STATES (0.1%)
           MEDICAL SPECIALTIES
   8,150   ResMed Inc.*............................       43,461
                                                     -----------
           TOTAL COMMON AND PREFERRED STOCKS
            (COST $41,345,044).....................   36,093,557
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (12.7%)
           U.S. GOVERNMENT AGENCY
$  4,400   Federal Home Loan Mortgage Corp.
            1.51% due 01/02/02
            (COST $4,399,815)......................    4,399,815
                                                     -----------

  TOTAL INVESTMENTS
   (COST $45,744,859) (b).................   116.4%  40,493,372
  LIABILITIES IN EXCESS OF OTHER ASSETS...   (16.4)  (5,714,762)
                                            ------  -----------
  NET ASSETS..............................   100.0% $34,778,610
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 GDR  GLOBAL DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $52,124,705. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,765,576 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,396,909, RESULTING IN NET UNREALIZED DEPRECIATION OF $11,631,333.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Advertising/Marketing Services..........  $    81,971       0.2%
Aerospace & Defense.....................       77,612       0.2
Airlines................................      360,852       1.0
Aluminum................................       80,041       0.2
Apparel/Footwear Retail.................      165,867       0.5
Auto Parts: O.E.M.......................      196,781       0.6
Beverages: Alcoholic....................      162,072       0.5
Building Products.......................      146,614       0.4
Chemicals: Major Diversified............      211,813       0.6
Chemicals: Specialty....................    1,030,125       3.0
Commercial Printing/Forms...............      353,856       1.0
Computer Communications.................      170,394       0.5
Computer Peripherals....................      501,826       1.4
Computer Processing Hardware............      669,423       1.9
Electric Utilities......................      645,110       1.9
Electrical Products.....................      267,282       0.8
Electronic Components...................      606,748       1.7
Electronic Distributors.................      188,240       0.5
Electronic Equipment/ Instruments.......    3,149,318       9.1
Electronic Production Equipment.........       60,735       0.2
Electronics/Appliances..................      941,471       2.7
Engineering & Construction..............      675,878       1.9
Finance/Rental/Leasing..................      379,882       1.1
Financial Conglomerates.................      178,556       0.5
Food Retail.............................      366,334       1.1
Food: Meat/Fish/Dairy...................      253,265       0.7
Food: Specialty/Candy...................      211,298       0.6
Gas Distributors........................      159,456       0.5
Home Building...........................      427,308       1.2
Home Furnishings........................       54,661       0.2
Household/Personal Care.................       36,730       0.1
Industrial Conglomerates................    1,276,356       3.7
Industrial Machinery....................    1,961,189       5.6
Industrial Specialties..................      298,036       0.9
Information Technology Services.........      414,252       1.2
Integrated Oil..........................      205,214       0.6
Investment Banks/Brokers................      197,948       0.6
Major Banks.............................    1,359,636       3.9

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Major Telecommunications................  $   961,340       2.8%
Marine Shipping.........................      354,561       1.0
Media Conglomerates.....................      401,784       1.2
Medical Specialties.....................       43,461       0.1
Medical/Nursing Services................       49,601       0.1
Metal Fabrications......................      294,792       0.8
Miscellaneous Commercial Services.......      168,234       0.5
Miscellaneous Manufacturing.............      503,193       1.4
Motor Vehicles..........................    1,723,203       5.0
Movies/Entertainment....................       34,695       0.1
Oil & Gas Production....................       81,049       0.2
Oil Refining/Marketing..................       53,678       0.2
Other Metals/Minerals...................      921,192       2.6
Pharmaceuticals: Major..................      460,181       1.3
Pharmaceuticals: Other..................    1,315,755       3.8
Precious Metals.........................       96,521       0.3
Publishing: Newspapers..................      177,268       0.5
Railroads...............................      278,728       0.8
Real Estate Development.................    1,538,855       4.4
Recreational Products...................    1,490,320       4.3
Regional Banks..........................    1,325,778       3.8
Semiconductors..........................    2,999,938       8.6
Specialty Stores........................       47,603       0.1
Specialty Telecommunications............      113,075       0.3
Steel...................................      131,635       0.4
Textiles................................      191,770       0.6
Tobacco.................................      104,793       0.3
U.S. Government Agencies &
 Obligations............................    4,399,815      12.7
Wholesale Distributors..................      593,777       1.7
Wireless Communications.................    1,112,627       3.2
                                          -----------   -------
                                          $40,493,372     116.4%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $36,004,588     103.5%
Preferred Stocks........................       88,969       0.2
Short-Term Investment...................    4,399,815      12.7
                                          -----------   -------
                                          $40,493,372     116.4%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           COMMON STOCKS (92.5%)
           ADVERTISING/MARKETING SERVICES (1.1%)
 433,200   DoubleClick Inc.*.......................  $    4,912,488
 175,000   Lamar Advertising Co.*..................       7,409,500
                                                     --------------
                                                         12,321,988
                                                     --------------
           AEROSPACE & DEFENSE (0.8%)
 195,000   Lockheed Martin Corp....................       9,100,650
                                                     --------------
           AIR FREIGHT/ COURIERS (0.4%)
  88,300   FedEx Corp.*............................       4,581,004
                                                     --------------
           AIRLINES (0.4%)
 137,800   Ryanair Holdings PLC (ADR) (Ireland)*...       4,416,490
                                                     --------------
           APPAREL/FOOTWEAR (1.4%)
 272,900   Coach, Inc.*............................      10,637,642
 178,300   Polo Ralph Lauren Corp.*................       4,771,308
                                                     --------------
                                                         15,408,950
                                                     --------------
           APPAREL/FOOTWEAR RETAIL (1.0%)
 333,300   Hot Topic, Inc.*........................      10,462,287
                                                     --------------
           BIOTECHNOLOGY (7.5%)
  55,000   Amgen Inc.*.............................       3,104,200
  53,700   Aviron*.................................       2,670,501
 216,000   Cephalon, Inc.*.........................      16,326,360
  67,000   Genzyme Corp. (General Division)*.......       4,010,620
 139,200   Gilead Sciences, Inc.*..................       9,148,224
 127,600   IDEC Pharmaceuticals Corp.*.............       8,795,468
 242,700   MedImmune, Inc.*........................      11,249,145
  87,000   Myriad Genetics, Inc.*..................       4,579,680
 236,800   Neurocrine Biosciences, Inc.*...........      12,150,208
 150,700   NPS Pharmaceuticals, Inc.*..............       5,771,810
  91,600   Trimeris, Inc.*.........................       4,119,252
                                                     --------------
                                                         81,925,468
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           BROADCASTING (0.8%)
 315,900   USA Networks, Inc.*.....................  $    8,627,229
                                                     --------------
           CABLE/SATELLITE TV (0.7%)
 222,000   Comcast Corp. (Class A Special)*........       7,992,000
                                                     --------------
           COMPUTER COMMUNICATIONS (1.5%)
 130,000   Brocade Communications Systems, Inc.*...       4,305,600
 261,200   Cisco Systems, Inc.*....................       4,730,332
 180,300   Emulex Corp.*...........................       7,123,653
                                                     --------------
                                                         16,159,585
                                                     --------------
           COMPUTER PERIPHERALS (0.1%)
  88,900   ATI Technologies Inc. (Canada)*.........       1,129,030
                                                     --------------
           COMPUTER PROCESSING HARDWARE (3.6%)
 467,200   Dell Computer Corp.*....................      12,698,496
  88,900   International Business Machines Corp....      10,753,344
1,220,000  Sun Microsystems, Inc.*.................      15,054,800
                                                     --------------
                                                         38,506,640
                                                     --------------
           CONTAINERS/ PACKAGING (0.5%)
 287,400   Pactiv Corp.*...........................       5,101,350
                                                     --------------
           CONTRACT DRILLING (2.5%)
 153,200   ENSCO International Inc.................       3,807,020
 193,700   GlobalSantaFe Corp......................       5,524,324
 122,500   Nabors Industries, Inc.*................       4,205,425
 226,700   Rowan Companies, Inc.*..................       4,391,179
 257,600   Transocean Sedco Forex Inc..............       8,712,032
                                                     --------------
                                                         26,639,980
                                                     --------------
           DATA PROCESSING SERVICES (0.5%)
  80,800   Bisys Group, Inc. (The)*................       5,170,392
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           DISCOUNT STORES (2.7%)
 115,400   99 Cents Only Stores*...................  $    4,396,740
  97,200   Costco Wholesale Corp.*.................       4,313,736
 366,100   Wal-Mart Stores, Inc....................      21,069,055
                                                     --------------
                                                         29,779,531
                                                     --------------
           ELECTRICAL PRODUCTS (0.4%)
 165,600   02Micro International Ltd. (Cayman
            Islands)*..............................       3,982,680
                                                     --------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
 107,200   Waters Corp.*...........................       4,154,000
                                                     --------------
           ELECTRONIC PRODUCTION EQUIPMENT (2.0%)
  41,800   Brooks Automation, Inc.*................       1,700,006
 231,500   KLA-Tencor Corp.*.......................      11,473,140
 119,700   Numerical Technologies, Inc.*...........       4,213,440
 138,600   Photronics, Inc.*.......................       4,345,110
                                                     --------------
                                                         21,731,696
                                                     --------------
           ELECTRONICS/APPLIANCE STORES (1.0%)
 212,200   Blockbuster, Inc. (Class A).............       5,347,440
 222,000   Circuit City Stores, Inc.-Circuit City
            Group..................................       5,760,900
                                                     --------------
                                                         11,108,340
                                                     --------------
           FINANCIAL CONGLOMERATES (2.8%)
 439,900   Citigroup, Inc..........................      22,206,152
  95,900   Prudential Financial, Inc.*.............       3,182,921
 103,900   State Street Corp.......................       5,428,775
                                                     --------------
                                                         30,817,848
                                                     --------------
           FINANCIAL PUBLISHING/ SERVICES (0.4%)
 108,400   Moody's Corp............................       4,320,824
                                                     --------------
           FOOD RETAIL (0.1%)
  26,600   Whole Foods Market, Inc.*...............       1,158,696
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.4%)
  92,700   PepsiCo, Inc............................  $    4,513,563
                                                     --------------
           FOOD: MEAT/FISH/ DAIRY (1.0%)
  80,100   Dean Foods Co.*.........................       5,462,820
 151,000   Dreyer's Grand Ice Cream, Inc...........       5,815,010
                                                     --------------
                                                         11,277,830
                                                     --------------
           FOOD: SPECIALTY/ CANDY (0.3%)
 103,300   Hain Celestial Group, Inc.*.............       2,836,618
                                                     --------------
           HOME BUILDING (4.2%)
  78,000   Beazer Homes USA Inc.*..................       5,707,260
 119,000   Centex Corp.............................       6,793,710
 185,200   D.R. Horton, Inc........................       6,011,592
 224,700   KB HOME.................................       9,010,470
  94,000   Lennar Corp.............................       4,401,080
 123,400   Ryland Group, Inc. (The)................       9,032,880
  97,200   Toll Brothers, Inc.*....................       4,267,080
                                                     --------------
                                                         45,224,072
                                                     --------------
           HOME IMPROVEMENT CHAINS (0.9%)
 203,800   Lowe's Companies, Inc...................       9,458,358
                                                     --------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
 107,400   HCA Inc.................................       4,139,196
  94,000   Tenet Healthcare Corp.*.................       5,519,680
                                                     --------------
                                                          9,658,876
                                                     --------------
           HOUSEHOLD/PERSONAL CARE (0.6%)
 202,800   International Flavors & Fragrances,
            Inc....................................       6,025,188
                                                     --------------
           INDUSTRIAL CONGLOMERATES (2.4%)
 538,000   General Electric Co.....................      21,563,040
  68,300   United Technologies Corp................       4,414,229
                                                     --------------
                                                         25,977,269
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           INDUSTRIAL SPECIALTIES (0.4%)
 298,800   RPM, Inc................................  $    4,320,648
                                                     --------------
           INFORMATION TECHNOLOGY SERVICES (2.6%)
 204,000   Accenture Ltd. (Class A) (Bermuda)*.....       5,491,680
 179,100   Manhattan Associates, Inc.*.............       5,220,765
 405,500   PeopleSoft, Inc.*.......................      16,301,100
  37,600   Tier Technologies, Inc. (Class B)*......         810,656
                                                     --------------
                                                         27,824,201
                                                     --------------
           INTEGRATED OIL (0.5%)
  61,200   ChevronTexaco Corp......................       5,484,132
                                                     --------------
           INTERNET SOFTWARE/ SERVICES (5.2%)
 300,500   Alloy Online, Inc.*.....................       6,469,765
 284,800   BEA Systems, Inc.*......................       4,388,768
 171,300   Business Objects S.A. (ADR) (France)*...       5,789,940
 620,600   Earthlink, Inc.*........................       7,552,702
 459,800   F5 Networks, Inc.*......................       9,904,092
 150,200   Internet Security Systems, Inc.*........       4,815,412
  74,200   PEC Solutions, Inc.*....................       2,790,662
 840,800   Yahoo! Inc.*............................      14,915,792
                                                     --------------
                                                         56,627,133
                                                     --------------
           INVESTMENT BANKS/ BROKERS (3.4%)
 114,000   Goldman Sachs Group, Inc. (The).........      10,573,500
  84,800   Legg Mason, Inc.........................       4,238,304
 159,600   Lehman Brothers Holdings, Inc...........      10,661,280
  84,900   Merrill Lynch & Co., Inc................       4,424,988
 453,000   Schwab (Charles) Corp...................       7,007,910
                                                     --------------
                                                         36,905,982
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           MAJOR BANKS (1.5%)
 191,600   Bank of America Corp....................  $   12,061,220
  76,400   Comerica, Inc...........................       4,377,720
                                                     --------------
                                                         16,438,940
                                                     --------------
           MANAGED HEALTH CARE (0.6%)
  95,100   Trigon Healthcare, Inc.*................       6,604,695
                                                     --------------
           MEDIA CONGLOMERATES (1.2%)
 398,300   AOL Time Warner Inc.*...................      12,785,430
                                                     --------------
           MEDICAL DISTRIBUTORS (0.3%)
  44,200   Andrx Group*............................       3,112,122
                                                     --------------
           MEDICAL SPECIALTIES (2.5%)
 310,900   Boston Scientific Corp.*................       7,498,908
 165,200   Guidant Corp.*..........................       8,226,960
  43,300   Medtronic, Inc..........................       2,217,393
  28,600   St. Jude Medical, Inc.*.................       2,220,790
 212,740   Zimmer Holdings, Inc.*..................       6,497,079
                                                     --------------
                                                         26,661,130
                                                     --------------
           MISCELLANEOUS COMMERCIAL SERVICES (1.0%)
  46,800   Freemarkets, Inc.*......................       1,121,796
 123,300   MAXIMUS, Inc.*..........................       5,185,998
  99,600   Sabre Holdings Corp.*...................       4,218,060
                                                     --------------
                                                         10,525,854
                                                     --------------
           MULTI-LINE INSURANCE (1.3%)
 170,600   American International Group, Inc.......      13,545,640
                                                     --------------
           OIL & GAS PRODUCTION (0.3%)
  76,010   Apache Corp.............................       3,791,379
                                                     --------------
           OILFIELD SERVICES/ EQUIPMENT (0.7%)
  79,100   Smith International, Inc.*..............       4,241,342

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

  94,000   Weatherford International, Inc.*........  $    3,502,440
                                                     --------------
                                                          7,743,782
                                                     --------------
           OTHER CONSUMER SERVICES (3.0%)
 134,200   eBay, Inc.*.............................       8,977,980
  49,100   Expedia, Inc. (Class A)*................       1,993,951
 220,100   Hotel Reservations Network, Inc. (Class
            A)*....................................      10,124,600
 159,400   Travelocity.com Inc.*...................       4,576,374
 190,500   Weight Watchers International, Inc.*....       6,442,710
                                                     --------------
                                                         32,115,615
                                                     --------------
           PACKAGED SOFTWARE (5.8%)
 302,200   Informatica Corp.*......................       4,384,922
  95,700   Intuit Inc.*............................       4,092,132
  49,100   Legato Systems, Inc.*...................         636,827
 184,800   Mercury Interactive Corp.*..............       6,279,504
 472,000   Microsoft Corp.*........................      31,279,440
 481,600   Network Associates, Inc.*...............      12,449,360
  92,500   VERITAS Software Corp.*.................       4,145,850
                                                     --------------
                                                         63,268,035
                                                     --------------
           PERSONNEL SERVICES (0.4%)
 104,600   TMP Worldwide, Inc.*....................       4,487,340
                                                     --------------
           PHARMACEUTICALS: OTHER (0.9%)
  70,087   Biovail Corp. (Canada)*.................       3,942,394
  52,200   Forest Laboratories, Inc.*..............       4,277,790
  33,100   Sepracor, Inc.*.........................       1,888,686
                                                     --------------
                                                         10,108,870
                                                     --------------
           PROPERTY - CASUALTY INSURERS (2.0%)
 109,400   Everest Re Group, Ltd. (Bermuda)........       7,734,580
  59,900   Progressive Corp. (The).................       8,943,070
  56,000   XL Capital Ltd. (Class A) (Bermuda).....       5,116,160
                                                     --------------
                                                         21,793,810
                                                     --------------

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

           RECREATIONAL PRODUCTS (0.8%)
 236,500   JAKKS Pacific, Inc.*....................  $    4,481,675
 237,200   Mattel, Inc.............................       4,079,840
                                                     --------------
                                                          8,561,515
                                                     --------------
           REGIONAL BANKS (1.9%)
 210,700   Compass Bancshares, Inc.................       5,962,810
 149,700   Fifth Third Bancorp.....................       9,218,526
 139,300   First Tennessee National Corp...........       5,051,018
                                                     --------------
                                                         20,232,354
                                                     --------------
           RESTAURANTS (2.4%)
  93,100   CBRL Group, Inc.........................       2,740,864
  86,300   CEC Entertainment, Inc.*................       3,744,557
 279,600   Darden Restaurants, Inc.................       9,897,840
 173,500   Outback Steakhouse, Inc.*...............       5,942,375
 110,500   Wendy's International, Inc..............       3,223,285
                                                     --------------
                                                         25,548,921
                                                     --------------
           SEMICONDUCTORS (2.8%)
  71,500   Genesis Microchip, Inc.*................       4,727,580
 326,300   Intel Corp..............................      10,262,135
 139,800   Intersil Holding Corp. (Class A)*.......       4,508,550
  97,800   Microchip Technology Inc.*..............       3,788,772
 109,900   NVIDIA Corp.*...........................       7,352,310
                                                     --------------
                                                         30,639,347
                                                     --------------
           SERVICES TO THE HEALTH INDUSTRY (1.3%)
 125,300   Laboratory Corp. of America Holdings*...      10,130,505
  62,700   Quest Diagnostics Inc.*.................       4,496,217
                                                     --------------
                                                         14,626,722
                                                     --------------
           SPECIALTY INSURANCE (0.4%)
  73,500   MBIA, Inc...............................       3,941,805
                                                     --------------
           SPECIALTY STORES (2.0%)
  95,700   AutoZone, Inc.*.........................       6,871,260
 111,100   Bed Bath & Beyond Inc.*.................       3,766,290

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                  VALUE

-------------------------------------------------------------------

 273,500   Sonic Automotive, Inc.*.................  $    6,410,840
 101,600   Williams-Sonoma, Inc.*..................       4,358,640
                                                     --------------
                                                         21,407,030
                                                     --------------
           TELECOMMUNICATION EQUIPMENT (1.7%)
 218,400   Microtune, Inc.*........................       5,123,664
 284,400   Polycom, Inc.*..........................       9,783,360
  73,500   QUALCOMM Inc.*..........................       3,711,750
                                                     --------------
                                                         18,618,774
                                                     --------------
           TRUCKING (0.4%)
 188,900   Hunt (J.B.) Tansport Services, Inc.*....       4,382,480
                                                     --------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.5%)
 124,800   Deere & Co..............................       5,448,768
                                                     --------------
           WIRELESS COMMUNICATIONS (1.4%)
 606,900   Sprint Corp. (PCS Group)*...............      14,814,429
                                                     --------------
           TOTAL COMMON STOCKS
            (COST $913,302,710)....................   1,001,935,315
                                                     --------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENTS (10.0%)
           U.S. GOVERNMENT AGENCY (a) (9.8%)
$107,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $106,995,512)....................     106,995,512
                                                     --------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

-------------------------------------------------------------------

           REPURCHASE AGREEMENT (0.2%)
$  1,813   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds
            $1,813,214) (b)
            (COST $1,813,126)......................  $    1,813,126
                                                     --------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $108,808,638)....................     108,808,638
                                                     --------------

  TOTAL INVESTMENTS
   (COST $1,022,111,348) (c)..............   102.5%  1,110,743,953
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (2.5)    (27,299,486)
                                            ------  --------------
  NET ASSETS..............................   100.0% $1,083,444,467
                                            ======  ==============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b)  COLLATERALIZED BY $1,849,389 FEDERAL HOME LOAN MORTGAGE CORP. 5.775%
      DUE 06/26/06 VALUED AT $1,847,930.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $102,190,130 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,557,525, RESULTING IN NET UNREALIZED APPRECIATION OF $88,632,605.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS (96.6%)
           ADVERTISING/MARKETING SERVICES (0.3%)
   7,379   Interpublic Group of Companies, Inc.....  $    217,976
   3,631   Omnicom Group, Inc......................       324,430
                                                     ------------
                                                          542,406
                                                     ------------
           AEROSPACE & DEFENSE (0.9%)
  16,364   Boeing Co...............................       634,596
   3,943   General Dynamics Corp...................       314,021
   1,992   Goodrich Corp...........................        53,027
   8,607   Lockheed Martin Corp....................       401,689
   2,158   Northrop Grumman Corp...................       217,548
   7,638   Raytheon Co.............................       248,006
   3,588   Rockwell Collins, Inc...................        69,966
                                                     ------------
                                                        1,938,853
                                                     ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  12,921   Archer-Daniels-Midland Co...............       185,416
                                                     ------------
           AIR FREIGHT/COURIERS (0.1%)
   5,825   FedEx Corp.*............................       302,201
                                                     ------------
           AIRLINES (0.2%)
   3,018   AMR Corp................................        66,909
   2,408   Delta Air Lines, Inc....................        70,458
  14,954   Southwest Airlines Co...................       276,350
   1,331   US Airways Group, Inc.*.................         8,439
                                                     ------------
                                                          422,156
                                                     ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   5,966   Calpine Corp.*..........................       100,169
                                                     ------------
           ALUMINUM (0.4%)
   6,270   Alcan Inc. (Canada).....................       225,281
  16,595   Alcoa, Inc..............................       589,952
                                                     ------------
                                                          815,233
                                                     ------------
           APPAREL/FOOTWEAR (0.3%)
   3,316   Cintas Corp.............................       160,461
   2,451   Jones Apparel Group, Inc.*..............        81,300
   1,028   Liz Claiborne, Inc......................        51,143

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,249   Nike, Inc. (Class B)....................  $    295,204
   1,151   Reebok International Inc. (United
            Kingdom)*..............................        30,501
   2,168   VF Corp.................................        84,574
                                                     ------------
                                                          703,183
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (0.3%)
  16,851   Gap, Inc. (The).........................       234,903
   8,374   Limited, Inc. (The).....................       123,265
   2,626   Nordstrom, Inc..........................        53,124
   5,329   TJX Companies, Inc. (The)...............       212,414
                                                     ------------
                                                          623,706
                                                     ------------
           AUTO PARTS: O.E.M. (0.3%)
   2,902   Dana Corp...............................        40,280
  10,947   Delphi Automotive Systems Corp..........       149,536
   1,354   Eaton Corp..............................       100,751
   1,705   Johnson Controls, Inc...................       137,679
   2,468   TRW Inc.................................        91,415
   2,547   Visteon Corp............................        38,307
                                                     ------------
                                                          557,968
                                                     ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,418   Cooper Tire & Rubber Co.................        22,631
   3,188   Goodyear Tire & Rubber Co. (The)........        75,906
                                                     ------------
                                                           98,537
                                                     ------------
           BEVERAGES: ALCOHOLIC (0.4%)
  17,278   Anheuser-Busch Companies, Inc...........       781,138
   1,334   Brown-Forman Corp. (Class B)............        83,508
     706   Coors (Adolph) Co. (Class B)............        37,700
                                                     ------------
                                                          902,346
                                                     ------------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
  48,589   Coca Cola Co............................     2,290,971
   8,690   Coca-Cola Enterprises Inc...............       164,589

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,547   Pepsi Bottling Group, Inc. (The)........  $    130,354
                                                     ------------
                                                        2,585,914
                                                     ------------
           BIOTECHNOLOGY (1.0%)
  20,428   Amgen Inc.*.............................     1,152,956
   2,890   Biogen, Inc.*...........................       165,741
   3,696   Chiron Corp.*...........................       162,033
   4,146   Genzyme Corp. (General Division)*.......       248,180
  10,642   Immunex Corp.*..........................       294,890
   4,182   MedImmune, Inc.*........................       193,836
                                                     ------------
                                                        2,217,636
                                                     ------------
           BROADCASTING (0.4%)
  11,677   Clear Channel Communications, Inc.*.....       594,476
   4,105   Univision Communications, Inc.
            (Class A)*.............................       166,088
                                                     ------------
                                                          760,564
                                                     ------------
           BUILDING PRODUCTS (0.1%)
   8,967   Masco Corp..............................       219,691
                                                     ------------
           CABLE/SATELLITE TV (0.3%)
  18,463   Comcast Corp. (Class A Special)*........       664,668
                                                     ------------
           CASINO/GAMING (0.0%)
   2,197   Harrah's Entertainment, Inc.*...........        81,311
                                                     ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.8%)
  17,622   Dow Chemical Co. (The)..................       595,271
  20,031   Du Pont (E.I.) de Nemours &
            Co., Inc...............................       851,518
   1,507   Eastman Chemical Co.....................        58,803
   2,120   Hercules Inc.*..........................        21,200
   4,306   Rohm & Haas Co..........................       149,117
                                                     ------------
                                                        1,675,909
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: SPECIALTY (0.3%)
   4,442   Air Products & Chemicals, Inc...........  $    208,374
   2,536   Engelhard Corp..........................        70,196
     981   Great Lakes Chemical Corp...............        23,819
   3,143   Praxair, Inc............................       173,651
   1,433   Sigma-Aldrich Corp......................        56,475
                                                     ------------
                                                          532,515
                                                     ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,292   Deluxe Corp.............................        53,721
   2,237   Donnelley (R.R.) & Sons Co..............        66,417
                                                     ------------
                                                          120,138
                                                     ------------
           COMPUTER COMMUNICATIONS (1.3%)
   5,606   Avaya Inc.*.............................        68,113
 143,318   Cisco Systems, Inc.*....................     2,595,489
                                                     ------------
                                                        2,663,602
                                                     ------------
           COMPUTER PERIPHERALS (0.4%)
  43,290   EMC Corp.*..............................       581,818
   2,540   Lexmark International Group, Inc.*......       149,860
   6,470   Network Appliance, Inc.*................       141,499
   1,810   QLogic Corp.*...........................        80,563
                                                     ------------
                                                          953,740
                                                     ------------
           COMPUTER PROCESSING HARDWARE (3.6%)
   6,855   Apple Computer, Inc.*...................       150,124
  33,099   Compaq Computer Corp....................       323,046
  50,997   Dell Computer Corp.*....................     1,386,098
   6,330   Gateway, Inc.*..........................        50,893
  37,907   Hewlett-Packard Co......................       778,610
  33,659   International Business Machines Corp....     4,071,393
   1,898   NCR Corp.*..............................        69,960
  11,098   Palm, Inc.*.............................        43,060
  63,338   Sun Microsystems, Inc.*.................       781,591
                                                     ------------
                                                        7,654,775
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   1,979   Vulcan Materials Co.....................  $     94,873
                                                     ------------
           CONSUMER SUNDRIES (0.0%)
   1,241   American Greetings Corp. (Class A)......        17,101
                                                     ------------
           CONTAINERS/ PACKAGING (0.1%)
     535   Ball Corp...............................        37,824
   1,032   Bemis Company, Inc......................        50,754
   3,113   Pactiv Corp.*...........................        55,256
   1,636   Sealed Air Corp.*.......................        66,782
     964   Temple-Inland, Inc......................        54,688
                                                     ------------
                                                          265,304
                                                     ------------
           CONTRACT DRILLING (0.2%)
   2,752   Nabors Industries, Inc.*................        94,476
   2,584   Noble Drilling Corp.*...................        87,959
   1,832   Rowan Companies, Inc.*..................        35,486
   6,229   Transocean Sedco Forex Inc..............       210,665
                                                     ------------
                                                          428,586
                                                     ------------
           DATA PROCESSING SERVICES (1.0%)
  12,048   Automatic Data Processing, Inc..........       709,627
   9,843   Concord EFS, Inc.*......................       322,654
   7,454   First name Corp.........................       584,766
   3,657   Fiserv, Inc.*...........................       154,764
   7,314   Paychex, Inc............................       256,283
                                                     ------------
                                                        2,028,094
                                                     ------------
           DEPARTMENT STORES (0.6%)
   1,636   Dillard's, Inc. (Class A)...............        26,176
   3,765   Federated Department Stores, Inc.*......       153,988
   6,545   Kohl's Corp.*...........................       461,030
   5,846   May Department Stores Co................       216,185
   5,155   Penney (J.C.) Co., Inc..................       138,669
   6,303   Sears, Roebuck & Co.....................       300,275
                                                     ------------
                                                        1,296,323
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           DISCOUNT STORES (3.0%)
   2,224   Big Lots, Inc.*.........................  $     23,130
   8,836   Costco Wholesale Corp.*.................       392,142
   6,460   Dollar General Corp.....................        96,254
   3,368   Family Dollar Stores, Inc...............       100,973
   9,739   Kmart Corp.*............................        53,175
  17,640   Target Corp.............................       724,122
  87,088   Wal-Mart Stores, Inc....................     5,011,914
                                                     ------------
                                                        6,401,710
                                                     ------------
           DRUGSTORE CHAINS (0.4%)
   7,636   CVS Corp................................       226,026
  19,931   Walgreen Co.............................       670,877
                                                     ------------
                                                          896,903
                                                     ------------
           ELECTRIC UTILITIES (2.3%)
  10,415   AES Corp. (The)*........................       170,285
   2,443   Allegheny Energy, Inc...................        88,485
   2,689   Ameren Corp.............................       113,745
   6,296   American Electric Power Co., Inc........       274,065
   3,109   Cinergy Corp............................       103,934
   2,598   CMS Energy Corp.........................        62,430
   4,147   Consolidated Edison, Inc................       167,373
   3,199   Constellation Energy Group, Inc.........        84,933
   5,139   Dominion Resources, Inc.................       308,854
   3,178   DTE Energy Co...........................       133,285
  15,165   Duke Energy Corp........................       595,378
   6,366   Edison International*...................        96,127
   4,319   Entergy Corp............................       168,916
   6,270   Exelon Corp.............................       300,208
   5,815   FirstEnergy Corp........................       203,409
   3,436   FPL Group, Inc..........................       193,790
   6,655   Mirant Corp.*...........................       106,613
   3,131   Niagara Mohawk Holdings Inc.*...........        55,513
   7,567   PG&E Corp.*.............................       145,589
   1,654   Pinnacle West Capital Corp..............        69,220
   2,862   PPL Corp................................        99,741
   4,274   Progress Energy, Inc....................       192,458

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   4,054   Public Service Enterprise
            Group, Inc.............................  $    171,038
   5,826   Reliant Energy, Inc.....................       154,506
  13,582   Southern Co. (The)......................       344,304
   2,727   TECO Energy, Inc........................        71,556
   5,180   TXU Corp................................       244,237
   6,751   Xcel Energy, Inc........................       187,273
                                                     ------------
                                                        4,907,265
                                                     ------------
           ELECTRICAL PRODUCTS (0.4%)
   3,821   American Power Conversion Corp.*........        55,252
   1,830   Cooper Industries, Inc..................        63,904
   8,362   Emerson Electric Co.....................       477,470
   3,824   Molex Inc...............................       118,353
   1,541   Power-One, Inc.*........................        16,042
   1,136   Thomas & Betts Corp.....................        24,026
                                                     ------------
                                                          755,047
                                                     ------------
           ELECTRONIC COMPONENTS (0.2%)
   3,852   Jabil Circuit, Inc.*....................        87,517
  10,178   Sanmina-SCI Corp.*......................       202,542
  16,034   Solectron Corp.*........................       180,864
                                                     ------------
                                                          470,923
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
   9,000   Agilent Technologies, Inc.*.............       256,590
  25,942   JDS Uniphase Corp.*.....................       226,474
   2,407   PerkinElmer, Inc........................        84,293
   3,591   Rockwell International Corp.............        64,135
   4,462   Symbol Technologies, Inc................        70,857
   1,798   Tektronix, Inc.*........................        46,352
   3,474   Thermo Electron Corp.*..................        82,890
   2,555   Waters Corp.*...........................        99,006
  14,068   Xerox Corp..............................       146,589
                                                     ------------
                                                        1,077,186
                                                     ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  15,949   Applied Materials, Inc.*................       639,555

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,621   KLA-Tencor Corp.*.......................  $    179,457
   2,800   Novellus Systems, Inc.*.................       110,460
   3,534   Teradyne, Inc.*.........................       106,515
                                                     ------------
                                                        1,035,987
                                                     ------------
           ELECTRONICS/APPLIANCE STORES (0.2%)
   4,120   Best Buy Co., Inc.*.....................       306,858
   4,070   Circuit City Stores, Inc.-Circuit City
            Group..................................       105,616
   3,502   RadioShack Corp.........................       105,410
                                                     ------------
                                                          517,884
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.1%)
   1,500   Maytag Corp.............................        46,545
   1,308   Whirlpool Corp..........................        95,916
                                                     ------------
                                                          142,461
                                                     ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,565   Fluor Corp..............................        58,531
                                                     ------------
           ENVIRONMENTAL SERVICES (0.2%)
   3,849   Allied Waste Industries, Inc.*..........        54,117
  12,267   Waste Management, Inc...................       391,440
                                                     ------------
                                                          445,557
                                                     ------------
           FINANCE/RENTAL/ LEASING (2.0%)
   4,198   Capital One Financial Corp..............       226,482
   2,388   Countrywide Credit Industries, Inc......        97,836
  19,520   Fannie Mae..............................     1,551,840
  13,581   Freddie Mac.............................       888,197
   8,943   Household International, Inc............       518,157
  16,643   MBNA Corp...............................       585,834
   5,553   Providian Financial Corp................        19,713
   1,185   Ryder System, Inc.......................        26,248
   3,063   USA Education Inc.......................       257,353
                                                     ------------
                                                        4,171,660
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FINANCIAL CONGLOMERATES (3.8%)
  26,070   American Express Co.....................  $    930,438
 100,525   Citigroup, Inc..........................     5,074,502
   6,736   Conseco, Inc.*..........................        30,043
   5,836   Hancock (John) Financial Services
            , Inc..................................       241,027
  38,551   J.P. Morgan Chase & Co..................     1,401,329
   6,357   State Street Corp.......................       332,153
                                                     ------------
                                                        8,009,492
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.2%)
   2,831   Equifax, Inc............................        68,369
   3,777   McGraw-Hill Companies, Inc. (The).......       230,321
   3,048   Moody's Corporation.....................       121,493
                                                     ------------
                                                          420,183
                                                     ------------
           FOOD DISTRIBUTORS (0.2%)
   2,605   Supervalu, Inc..........................        57,623
  13,023   SYSCO Corp..............................       341,463
                                                     ------------
                                                          399,086
                                                     ------------
           FOOD RETAIL (0.5%)
   7,934   Albertson's, Inc........................       249,842
  15,696   Kroger Co.*.............................       327,576
   9,807   Safeway Inc.*...........................       409,442
   2,746   Winn-Dixie Stores, Inc..................        39,130
                                                     ------------
                                                        1,025,990
                                                     ------------
           FOOD: MAJOR DIVERSIFIED (1.8%)
   8,004   Campbell Soup Co........................       239,079
   7,118   General Mills, Inc......................       370,207
   6,842   Heinz (H.J.) Co.........................       281,343
   7,942   Kellogg Co..............................       239,054
  34,186   PepsiCo, Inc............................     1,664,516
  15,305   Sara Lee Corp...........................       340,230
  11,168   Unilever N.V. (Netherlands).............       643,388
                                                     ------------
                                                        3,777,817
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.1%)
  10,498   ConAgra Foods Inc.......................  $    249,537
                                                     ------------
           FOOD: SPECIALTY/ CANDY (0.2%)
   2,650   Hershey Foods Corp......................       179,405
   4,401   Wrigley (Wm.) Jr. Co....................       226,079
                                                     ------------
                                                          405,484
                                                     ------------
           FOREST PRODUCTS (0.1%)
   2,041   Louisiana-Pacific Corp..................        17,226
   4,225   Weyerhaeuser Co.........................       228,488
                                                     ------------
                                                          245,714
                                                     ------------
           GAS DISTRIBUTORS (0.3%)
   6,857   Dynegy, Inc. (Class A)..................       174,853
   2,718   KeySpan Corp............................        94,179
   2,181   Kinder Morgan, Inc......................       121,460
     875   Nicor Inc...............................        36,435
   4,041   NiSource Inc............................        93,185
     692   Peoples Energy Corp.....................        26,248
   4,048   Sempra Energy...........................        99,378
                                                     ------------
                                                          645,738
                                                     ------------
           HOME BUILDING (0.1%)
   1,187   Centex Corp.............................        67,766
     983   KB HOME.................................        39,418
   1,151   Pulte Homes, Inc........................        51,415
                                                     ------------
                                                          158,599
                                                     ------------
           HOME FURNISHINGS (0.1%)
   3,839   Leggett & Platt, Inc....................        88,297
   5,211   Newell Rubbermaid, Inc..................       143,667
   1,136   Tupperware Corp.........................        21,868
                                                     ------------
                                                          253,832
                                                     ------------
           HOME IMPROVEMENT CHAINS (1.4%)
  45,787   Home Depot, Inc. (The)..................     2,335,595
  15,130   Lowe's Companies, Inc...................       702,183
                                                     ------------
                                                        3,037,778
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (0.4%)
  10,063   HCA Inc.................................  $    387,828
   4,791   Health Management Associates, Inc.
            (Class A)*.............................        88,154
   2,000   Manor Care, Inc.*.......................        47,420
   6,360   Tenet Healthcare Corp.*.................       373,459
                                                     ------------
                                                          896,861
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.3%)
  11,453   Carnival Corp...........................       321,600
   7,216   Hilton Hotels Corp......................        78,799
   4,709   Marriott International, Inc.
            (Class A)..............................       191,421
   3,864   Starwood Hotels & Resorts
            Worldwide, Inc.........................       115,340
                                                     ------------
                                                          707,160
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.1%)
   1,108   Alberto-Culver Co. (Class B)............        49,572
   4,616   Avon Products, Inc......................       214,644
   4,544   Clorox Co...............................       179,715
  10,780   Colgate-Palmolive Co....................       622,545
  20,620   Gillette Co.............................       688,708
   1,853   International Flavors &
            Fragrances, Inc........................        55,053
  10,261   Kimberly-Clark Corp.....................       613,608
  25,315   Procter & Gamble Co. (The)..............     2,003,176
                                                     ------------
                                                        4,427,021
                                                     ------------
           INDUSTRIAL CONGLOMERATES (5.9%)
 193,973   General Electric Co.**..................     7,774,438
  15,889   Honeywell International, Inc............       537,366
   3,282   Ingersoll-Rand Co.......................       137,220
   1,727   ITT Industries, Inc.....................        87,213
   7,661   Minnesota Mining & Manufacturing Co.....       905,607
   2,760   Textron, Inc............................       114,430

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  38,983   Tyco International Ltd. (Bermuda).......  $  2,296,099
   9,155   United Technologies Corp................       591,688
                                                     ------------
                                                       12,444,061
                                                     ------------
           INDUSTRIAL MACHINERY (0.2%)
   5,953   Illinois Tool Works Inc.................       403,137
   1,205   McDermott International, Inc.*..........        14,785
   2,291   Parker-Hannifin Corp....................       105,180
                                                     ------------
                                                          523,102
                                                     ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,498   Ecolab, Inc.............................       100,544
     933   Millipore Corp..........................        56,633
   3,290   PPG Industries, Inc.....................       170,159
   3,018   Sherwin-Williams Co.....................        82,995
                                                     ------------
                                                          410,331
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (0.6%)
   3,668   Citrix Systems, Inc.*...................        83,117
   3,328   Computer Sciences Corp.*................       163,005
   9,263   Electronic Data Systems Corp............       634,979
   5,918   PeopleSoft, Inc.*.......................       237,904
   2,469   Sapient Corp.*..........................        19,061
   6,235   Unisys Corp.*...........................        78,187
                                                     ------------
                                                        1,216,253
                                                     ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   5,260   AON Corp................................       186,835
   5,366   Marsh & McLennan Companies, Inc.........       576,577
                                                     ------------
                                                          763,412
                                                     ------------
           INTEGRATED OIL (4.8%)
   1,733   Amerada Hess Corp.......................       108,312
  20,844   ChevronTexaco Corp......................     1,867,831
  12,221   Conoco Inc..............................       345,854
 133,658   Exxon Mobil Corp........................     5,252,759
   7,450   Phillips Petroleum Co...................       448,937

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  41,501   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................  $  2,034,379
                                                     ------------
                                                       10,058,072
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
   9,034   Siebel Systems, Inc.*...................       252,771
  11,130   Yahoo! Inc.*............................       197,446
                                                     ------------
                                                          450,217
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.4%)
   1,839   Bear Stearns Companies, Inc. (The)......       107,839
   4,656   Lehman Brothers Holdings, Inc...........       311,021
  16,536   Merrill Lynch & Co., Inc................       861,856
  21,429   Morgan Stanley Dean Witter & Co. (Note
            4).....................................     1,198,738
  26,703   Schwab (Charles) Corp...................       413,095
                                                     ------------
                                                        2,892,549
                                                     ------------
           INVESTMENT MANAGERS (0.2%)
   5,096   Franklin Resources, Inc.................       179,736
   2,412   Price (T.) Rowe Group, Inc..............        83,769
   4,325   Stilwell Financial, Inc.................       117,726
                                                     ------------
                                                          381,231
                                                     ------------
           LIFE/HEALTH INSURANCE (0.6%)
  10,203   AFLAC, Inc..............................       250,586
   2,940   Jefferson-Pilot Corp....................       136,034
   3,702   Lincoln National Corp...................       179,806
  14,161   MetLife, Inc............................       448,620
   2,426   Torchmark Corp..........................        95,415
   4,730   UnumProvident Corp......................       125,392
                                                     ------------
                                                        1,235,853
                                                     ------------
           MAJOR BANKS (4.1%)
  30,741   Bank of America Corp....................     1,935,146
  14,390   Bank of New York Co., Inc...............       587,112
  22,784   Bank One Corp...........................       889,715

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   8,852   BB&T Corp...............................  $    319,646
   3,480   Comerica, Inc...........................       199,404
  20,419   FleetBoston Financial Corp..............       745,293
   4,908   Huntington Bancshares, Inc..............        84,369
   8,274   KeyCorp.................................       201,389
   9,141   Mellon Financial Corp...................       343,884
  11,841   National City Corp......................       346,231
   5,550   PNC Financial Services Group, Inc.......       311,910
   6,696   SouthTrust Corp.........................       165,190
   5,643   SunTrust Banks, Inc.....................       353,816
  26,590   Wachovia Corp...........................       833,862
  33,123   Wells Fargo & Co........................     1,439,194
                                                     ------------
                                                        8,756,161
                                                     ------------
           MAJOR TELECOMMUNICATIONS (4.4%)
   6,065   ALLTEL Corp.............................       374,392
  69,130   AT&T Corp...............................     1,254,018
  36,674   BellSouth Corp..........................     1,399,113
  65,682   SBC Communications, Inc.................     2,572,764
  17,333   Sprint Corp. (FON Group)................       348,047
  53,038   Verizon Communications Inc..............     2,517,183
  57,629   WorldCom, Inc.- WorldCom Group*.........       811,416
                                                     ------------
                                                        9,276,933
                                                     ------------
           MANAGED HEALTH CARE (0.5%)
   2,801   Aetna Inc...............................        92,405
   2,826   CIGNA Corp..............................       261,829
   3,296   Humana, Inc.*...........................        38,860
   6,092   UnitedHealth Group Inc..................       431,131
   1,246   Wellpoint Health Networks, Inc.*........       145,595
                                                     ------------
                                                          969,820
                                                     ------------
           MEDIA CONGLOMERATES (2.4%)
  86,493   AOL Time Warner Inc.*...................     2,776,425
  39,833   Disney (Walt) Co. (The).................       825,340

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  34,650   Viacom, Inc. (Class B) (Non-Voting)*....  $  1,529,797
                                                     ------------
                                                        5,131,562
                                                     ------------
           MEDICAL DISTRIBUTORS (0.4%)
   2,010   Amerisource Bergen Corp.................       127,735
   8,810   Cardinal Health, Inc....................       569,655
   5,588   McKesson HBOC, Inc......................       208,991
                                                     ------------
                                                          906,381
                                                     ------------
           MEDICAL SPECIALTIES (1.6%)
   4,141   Applera Corp. - Applied Biosystems
            Group..................................       162,617
     999   Bard (C.R.), Inc........................        64,435
   1,048   Bausch & Lomb, Inc......................        39,468
  11,535   Baxter International, Inc...............       618,622
   5,052   Becton, Dickinson & Co..................       167,474
   5,268   Biomet, Inc.............................       162,781
   7,881   Boston Scientific Corp.*................       190,090
   5,954   Guidant Corp.*..........................       296,509
  23,655   Medtronic, Inc..........................     1,211,373
   2,387   Pall Corp...............................        57,431
   1,701   St. Jude Medical, Inc.*.................       132,083
   3,842   Stryker Corp............................       224,258
   3,787   Zimmer Holdings, Inc.*..................       115,655
                                                     ------------
                                                        3,442,796
                                                     ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
   3,362   Convergys Corp.*........................       126,041
   2,608   Sabre Holdings Corp.*...................       110,449
                                                     ------------
                                                          236,490
                                                     ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,166   Crane Co................................        29,896
   2,793   Danaher Corp............................       168,446
   3,955   Dover Corp..............................       146,612
                                                     ------------
                                                          344,954
                                                     ------------
           MOTOR VEHICLES (0.7%)
  35,383   Ford Motor Co...........................       556,221

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

  10,854   General Motors Corp.....................  $    527,504
   5,915   Harley-Davidson, Inc....................       321,244
                                                     ------------
                                                        1,404,969
                                                     ------------
           MULTI-LINE INSURANCE (2.2%)
  51,046   American International Group, Inc.......     4,053,052
   4,790   Hartford Financial Services Group, Inc.
            (The)..................................       300,956
   3,742   Loews Corp..............................       207,232
   2,497   Safeco Corp.............................        77,782
                                                     ------------
                                                        4,639,022
                                                     ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.1%)
   2,147   Avery Dennison Corp.....................       121,370
   4,765   Pitney Bowes, Inc.......................       179,212
                                                     ------------
                                                          300,582
                                                     ------------
           OIL & GAS PIPELINES (0.3%)
   9,971   El Paso Corp............................       444,806
  10,070   Williams Companies, Inc. (The)..........       256,986
                                                     ------------
                                                          701,792
                                                     ------------
           OIL & GAS PRODUCTION (0.6%)
   4,861   Anardarko Petroleum Corp................       276,348
   2,678   Apache Corp.............................       133,604
   3,923   Burlington Resources, Inc...............       147,269
   2,462   Devon Energy Corp.......................        95,156
   2,256   EOG Resources, Inc......................        88,232
   1,958   Kerr-McGee Corp.........................       107,298
   7,300   Occidental Petroleum Corp...............       193,669
   4,767   Unocal Corp.............................       171,946
                                                     ------------
                                                        1,213,522
                                                     ------------
           OIL REFINING/ MARKETING (0.1%)
   1,349   Ashland, Inc............................        62,162
   6,045   Marathon Oil Corp.......................       181,350
   1,536   Sunoco Inc..............................        57,354
                                                     ------------
                                                          300,866
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OILFIELD SERVICES/ EQUIPMENT (0.5%)
   6,563   Baker Hughes Inc........................  $    239,353
   8,389   Halliburton Co..........................       109,896
  11,249   Schlumberger Ltd........................       618,133
                                                     ------------
                                                          967,382
                                                     ------------
           OTHER CONSUMER SERVICES (0.3%)
   3,585   Block (H.&R.), Inc......................       160,250
  19,178   Cendant Corp.*..........................       376,081
                                                     ------------
                                                          536,331
                                                     ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   2,903   Fortune Brands, Inc.....................       114,930
                                                     ------------
           OTHER METALS/ MINERALS (0.1%)
   3,554   Inco Ltd. (Canada)*.....................        60,205
   1,538   Phelps Dodge Corp.......................        49,831
                                                     ------------
                                                          110,036
                                                     ------------
           PACKAGED SOFTWARE (4.7%)
   4,635   Adobe Systems, Inc......................       143,917
   1,071   Autodesk, Inc...........................        39,916
   4,772   BMC Software, Inc.*.....................        78,118
  11,254   Computer Associates
            International, Inc.....................       388,150
   7,266   Compuware Corp.*........................        85,666
   4,144   Intuit Inc.*............................       177,197
   1,616   Mercury Interactive Corp.*..............        54,912
 105,233   Microsoft Corp.*........................     6,973,791
   7,077   Novell, Inc.*...........................        32,483
 108,670   Oracle Corp.*...........................     1,500,733
   5,130   Parametric Technology Corp.*............        40,065
   7,833   VERITAS Software Corp.*.................       351,075
                                                     ------------
                                                        9,866,023
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           PERSONNEL SERVICES (0.1%)
   3,427   Robert Half International, Inc.*........  $     91,501
   2,160   TMP Worldwide, Inc.*....................        92,664
                                                     ------------
                                                          184,165
                                                     ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,080   Watson Pharmaceuticals, Inc.*...........        65,291
                                                     ------------
           PHARMACEUTICALS: MAJOR (9.5%)
  30,334   Abbott Laboratories.....................     1,691,121
  25,777   American Home Products Corp.............     1,581,677
  37,805   Bristol-Myers Squibb Co.................     1,928,055
  59,935   Johnson & Johnson.......................     3,542,159
  21,966   Lilly (Eli) & Co........................     1,725,210
  44,446   Merck & Co., Inc........................     2,613,425
 122,837   Pfizer, Inc.............................     4,895,054
  25,194   Pharmacia Corp..........................     1,074,524
  28,607   Schering-Plough Corp....................     1,024,417
                                                     ------------
                                                       20,075,642
                                                     ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,563   Allergan, Inc...........................       192,353
   3,477   Forest Laboratories, Inc.*..............       284,940
   4,799   King Pharmaceuticals, Inc.*.............       202,182
                                                     ------------
                                                          679,475
                                                     ------------
           PRECIOUS METALS (0.2%)
  10,473   Barrick Gold Corp. (Canada).............       167,059
   2,813   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.............................        37,666
   3,830   Newmont Mining Corp.....................        73,191
   6,416   Placer Dome Inc. (Canada)...............        69,999
                                                     ------------
                                                          347,915
                                                     ------------
           PROPERTY - CASUALTY INSURERS (0.7%)
  13,932   Allstate Corp. (The) (Note 4)...........       469,508
   3,318   Chubb Corp. (The).......................       228,942

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   3,156   Cincinnati Financial Corp...............  $    120,401
   1,432   Progressive Corp. (The).................       213,798
   4,053   St. Paul Companies, Inc.................       178,210
   2,592   XL Capital Ltd. (Class A) (Bermuda).....       236,805
                                                     ------------
                                                        1,447,664
                                                     ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
     964   Meredith Corp...........................        34,367
                                                     ------------
           PUBLISHING: NEWSPAPERS (0.4%)
   1,659   Dow Jones & Co., Inc....................        90,797
   5,175   Gannett Co., Inc........................       347,915
   1,643   Knight-Ridder, Inc......................       106,680
   2,962   New York Times Co. (The) (Class A)......       128,107
   5,821   Tribune Co..............................       217,880
                                                     ------------
                                                          891,379
                                                     ------------
           PULP & PAPER (0.4%)
   1,134   Boise Cascade Corp......................        38,567
   4,490   Georgia-Pacific Group...................       123,969
   9,417   International Paper Co..................       379,976
   1,940   Mead Corp...............................        59,927
   1,999   Westvaco Corp...........................        56,872
   2,147   Willamette Industries, Inc..............       111,902
                                                     ------------
                                                          771,213
                                                     ------------
           RAILROADS (0.4%)
   7,555   Burlington Northern Santa Fe Corp.......       215,544
   4,165   CSX Corp................................       145,983
   7,533   Norfolk Southern Corp...................       138,080
   4,854   Union Pacific Corp......................       276,678
                                                     ------------
                                                          776,285
                                                     ------------
           REAL ESTATE INVESTMENT TRUSTS (0.2%)
   8,096   Equity Office Properties Trust..........       243,528

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   5,291   Equity Residential Properties Trust.....  $    151,905
                                                     ------------
                                                          395,433
                                                     ------------
           RECREATIONAL PRODUCTS (0.2%)
   1,714   Brunswick Corp..........................        37,297
   5,685   Eastman Kodak Co........................       167,310
   3,375   Hasbro, Inc.............................        54,776
   1,424   International Game Technology*..........        97,259
   8,434   Mattel, Inc.............................       145,065
                                                     ------------
                                                          501,707
                                                     ------------
           REGIONAL BANKS (1.1%)
   7,120   AmSouth Bancorporation..................       134,568
  11,290   Fifth Third Bancorp.....................       695,238
   4,340   Northern Trust Corp.....................       261,355
   4,444   Regions Financial Corp..................       133,498
   5,692   Synovus Financial Corp..................       142,585
  38,119   U.S. Bancorp............................       797,831
   2,684   Union Planters Corp.....................       121,129
   1,793   Zions Bancorporation....................        94,276
                                                     ------------
                                                        2,380,480
                                                     ------------
           RESTAURANTS (0.5%)
   2,277   Darden Restaurants, Inc.................        80,606
  25,116   McDonald's Corp.........................       664,821
   7,450   Starbucks Corp.*........................       141,923
   2,850   Tricon Global Restaurants, Inc.*........       140,220
   2,043   Wendy's International, Inc..............        59,594
                                                     ------------
                                                        1,087,164
                                                     ------------
           SAVINGS BANKS (0.4%)
   4,392   Charter One Financial, Inc..............       119,243
   3,080   Golden West Financial Corp..............       181,258
  17,114   Washington Mutual, Inc..................       559,628
                                                     ------------
                                                          860,129
                                                     ------------
           SEMICONDUCTORS (3.6%)
   6,640   Advanced Micro Devices, Inc.*...........       105,310
   7,526   Altera Corp.*...........................       159,702

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   7,069   Analog Devices, Inc.*...................  $    313,793
   5,829   Applied Micro Circuits Corp.*...........        65,984
   5,125   Broadcom Corp. (Class A)*...............       210,023
   4,979   Conexant Systems, Inc.*.................        71,498
 131,147   Intel Corp..............................     4,124,573
   6,186   Linear Technology Corp..................       241,501
   7,168   LSI Logic Corp.*........................       113,111
   6,310   Maxim Integrated Products, Inc.*........       331,338
  11,709   Micron Technology, Inc.*................       362,979
   3,437   National Semiconductor Corp.*...........       105,825
   2,825   NVIDIA Corp.*...........................       188,993
   3,226   PMC - Sierra, Inc.*.....................        68,585
  33,846   Texas Instruments, Inc..................       947,688
   3,722   Vitesse Semiconductor Corp.*............        46,376
   6,527   Xilinx, Inc.*...........................       254,879
                                                     ------------
                                                        7,712,158
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   7,665   Healthsouth Corp.*......................       113,595
   5,774   IMS Health Inc..........................       112,651
   2,337   Quintiles Transnational Corp.*..........        37,579
                                                     ------------
                                                          263,825
                                                     ------------
           SPECIALTY INSURANCE (0.2%)
   2,062   Ambac Financial Group, Inc..............       119,307
   2,900   MBIA, Inc...............................       155,527
   2,094   MGIC Investment Corp....................       129,242
                                                     ------------
                                                          404,076
                                                     ------------
           SPECIALTY STORES (0.4%)
   2,099   AutoZone, Inc.*.........................       150,708
   5,667   Bed Bath & Beyond Inc.*.................       192,111
   5,998   Office Depot, Inc.*.....................       111,203
   9,020   Staples, Inc.*..........................       168,674
   2,854   Tiffany & Co............................        89,815
   3,879   Toys 'R' Us, Inc.*......................        80,450
                                                     ------------
                                                          792,961
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.3%)
   2,757   CenturyTel, Inc.........................  $     90,430
   5,472   Citizens Communications Co.*............        58,332
  32,532   Qwest Communications
            International, Inc.....................       459,677
                                                     ------------
                                                          608,439
                                                     ------------
           STEEL (0.1%)
   1,568   Allegheny Technologies Inc..............        26,264
   1,520   Nucor Corp..............................        80,499
   1,743   USX-U.S. Steel Group Inc................        31,566
   1,668   Worthington Industries, Inc.............        23,686
                                                     ------------
                                                          162,015
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (1.4%)
  15,426   ADC Telecommunications, Inc.*...........        70,960
   1,590   Andrew Corp.*...........................        34,805
   6,393   CIENA Corp.*............................        91,484
   3,624   Comverse Technology, Inc.*..............        81,069
  18,479   Corning Inc.............................       164,833
  66,710   Lucent Technologies Inc.................       419,606
  43,489   Motorola, Inc...........................       653,205
  62,541   Nortel Networks Corp. (Canada)..........       469,058
  14,936   QUALCOMM Inc.*..........................       754,268
   3,052   Scientific-Atlanta, Inc.................        73,065
   8,011   Tellabs, Inc.*..........................       120,405
                                                     ------------
                                                        2,932,758
                                                     ------------
           TOBACCO (1.0%)
  42,335   Philip Morris Companies, Inc............     1,941,060
   3,232   UST, Inc................................       113,120
                                                     ------------
                                                        2,054,180
                                                     ------------
           TOOLS/HARDWARE (0.1%)
   1,559   Black & Decker Corp.....................        58,821

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

   1,131   Snap-On, Inc............................  $     38,069
   1,668   Stanley Works (The).....................        77,679
                                                     ------------
                                                          174,569
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.3%)
   6,707   Caterpillar, Inc........................       350,441
     807   Cummins Inc.............................        31,102
   4,588   Deere & Co..............................       200,312
   1,160   Navistar International Corp.*...........        45,820
   1,499   PACCAR, Inc.............................        98,364
                                                     ------------
                                                          726,039
                                                     ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,384   Genuine Parts Co........................       124,193
   1,828   Grainger (W.W.), Inc....................        87,744
                                                     ------------
                                                          211,937
                                                     ------------
           WIRELESS COMMUNICATIONS (0.6%)
  49,441   AT&T Wireless Services Inc.*............       710,467
  15,598   Nextel Communications, Inc.
            (Class A)*.............................       170,954
  19,260   Sprint Corp. (PCS Group)*...............       470,137
                                                     ------------
                                                        1,351,558
                                                     ------------
           TOTAL COMMON STOCKS
            (COST $225,961,038)....................   204,482,781
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (3.8%)
           U.S. GOVERNMENT AGENCY
$  8,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $7,999,664)......................  $  7,999,664
                                                     ------------

  TOTAL INVESTMENTS
   (COST $233,960,702) (b)................   100.4%  212,482,445
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (0.4)     (883,041)
                                            ------  ------------
  NET ASSETS..............................   100.0% $211,599,404
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $20,166,626 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $41,644,883, RESULTING IN NET UNREALIZED DEPRECIATION OF $21,478,257.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
   NUMBER OF          LONG/           DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
   CONTRACTS          SHORT              MONTH, AND YEAR          AMOUNT AT VALUE  APPRECIATION
-----------------------------------------------------------------------------------------------
      27              Long        S&P 500 Index March/2002          $7,757,100        $81,065

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (93.5%)
           FINLAND (2.5%)
           PULP & PAPER
  35,000   UPM-Kymmene Oyj.........................  $ 1,161,250
                                                     -----------
           FRANCE (8.2%)
           ELECTRIC UTILITIES
  38,400   Suez S.A................................    1,162,898
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
   8,300   Groupe Danone...........................    1,012,815
                                                     -----------
           MULTI-LINE INSURANCE
  35,000   AXA.....................................      731,665
                                                     -----------
           OIL REFINING/MARKETING
   6,000   TotalFinaElf S.A........................      857,210
                                                     -----------
           TOTAL FRANCE............................    3,764,588
                                                     -----------
           GERMANY (2.5%)
           MOTOR VEHICLES
  32,000   Bayerische Motoren Werke (BMW) AG.......    1,127,270
                                                     -----------
           JAPAN (4.8%)
           ELECTRONICS/APPLIANCES
  26,410   Sony Corp...............................    1,201,001
                                                     -----------
           MOTOR VEHICLES
  25,000   Honda Motor Co..........................      992,636
                                                     -----------
           TOTAL JAPAN.............................    2,193,637
                                                     -----------
           NETHERLANDS (4.3%)
           BEVERAGES: ALCOHOLIC
  31,000   Heineken NV.............................    1,175,982
                                                     -----------
           LIFE/HEALTH INSURANCE
  30,000   Aegon NV................................      812,319
                                                     -----------
           TOTAL NETHERLANDS.......................    1,988,301
                                                     -----------
           SWITZERLAND (2.4%)
           PHARMACEUTICALS: MAJOR
  30,000   Novartis AG (Registered Shares).........    1,084,795
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           UNITED KINGDOM (5.0%)
           BEVERAGES: ALCOHOLIC
 105,000   Diageo PLC..............................  $ 1,199,861
                                                     -----------
           INTEGRATED OIL
  23,700   BP Amoco PLC (ADR)......................    1,102,287
                                                     -----------
           TOTAL UNITED KINGDOM....................    2,302,148
                                                     -----------
           UNITED STATES (63.8%)
           AEROSPACE & DEFENSE
  13,500   General Dynamics Corp...................    1,075,140
                                                     -----------
           AIR FREIGHT/COURIERS
  21,500   FedEx Corp.*............................    1,115,420
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
  31,500   Dow Chemical Co. (The)..................    1,064,070
                                                     -----------
           COMPUTER COMMUNICATIONS
  70,000   Cisco Systems, Inc.*....................    1,267,700
                                                     -----------
           COMPUTER PERIPHERALS
  62,000   EMC Corp.*..............................      833,280
                                                     -----------
           DISCOUNT STORES
  25,000   Wal-Mart Stores, Inc....................    1,438,750
                                                     -----------
           FINANCIAL CONGLOMERATES
  23,000   Citigroup, Inc..........................    1,161,040
  21,000   State Street Corp.......................    1,097,250
                                                     -----------
                                                       2,258,290
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
  39,000   Kraft Foods Inc. (Class A)..............    1,327,170
  24,500   PepsiCo, Inc............................    1,192,905
                                                     -----------
                                                       2,520,075
                                                     -----------
           HOME IMPROVEMENT CHAINS
  23,700   Home Depot, Inc. (The)..................    1,208,937
                                                     -----------
           INDUSTRIAL CONGLOMERATES
  30,000   General Electric Co.....................    1,202,400
  10,000   Minnesota Mining & Manufacturing Co.....    1,182,100
  17,000   United Technologies Corp................    1,098,710
                                                     -----------
                                                       3,483,210
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INTEGRATED OIL
  11,000   Exxon Mobil Corp........................  $   432,300
                                                     -----------
           MAJOR BANKS
  29,000   Bank of New York Co., Inc...............    1,183,200
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  15,000   Verizon Communications Inc..............      711,900
                                                     -----------
           MEDIA CONGLOMERATES
  33,300   AOL Time Warner Inc.*...................    1,068,930
                                                     -----------
           MEDICAL SPECIALTIES
  25,300   Medtronic, Inc..........................    1,295,613
                                                     -----------
           MULTI-LINE INSURANCE
   5,500   American International Group, Inc.......      436,700
                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  18,000   Schlumberger Ltd........................      989,100
                                                     -----------
           PACKAGED SOFTWARE
  23,700   Microsoft Corp.*........................    1,570,599
                                                     -----------
           PHARMACEUTICALS: MAJOR
  14,000   Abbott Laboratories.....................      780,500
  22,800   American Home Products Corp.............    1,399,008
  19,000   Bristol-Myers Squibb Co.................      969,000
  30,900   Schering-Plough Corp....................    1,106,529
                                                     -----------
                                                       4,255,037
                                                     -----------
           TELECOMMUNICATION EQUIPMENT
  74,000   Motorola, Inc...........................    1,111,480
                                                     -----------
           TOTAL UNITED STATES.....................   29,319,731
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $51,550,122).....................   42,941,720
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (6.5%)
           U.S. GOVERNMENT AGENCY
$  3,000   Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02
            (COST $2,999,874)......................  $ 2,999,874
                                                     -----------

  TOTAL INVESTMENTS
   (COST $54,549,996) (b).................   100.0%  45,941,594
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.0       10,915
                                            ------  -----------
  NET ASSETS..............................   100.0% $45,952,509
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,501,708 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,110,110, RESULTING IN NET UNREALIZED DEPRECIATION OF $8,608,402.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Competitive Edge "Best Ideas" SUMMARY OF INVESTMENTS / / DECEMBER 31, 2001

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $ 1,075,140       2.4%
Air Freight/Couriers....................    1,115,420       2.4
Beverages: Alcoholic....................    2,375,843       5.2
Chemicals: Major Diversified............    1,064,070       2.3
Computer Communications.................    1,267,700       2.8
Computer Peripherals....................      833,280       1.8
Discount Stores.........................    1,438,750       3.1
Electric Utilities......................    1,162,898       2.5
Electronics/Appliances..................    1,201,001       2.6
Financial Conglomerates.................    2,258,290       4.9
Food: Major Diversified.................    3,532,890       7.7
Home Improvement Chains.................    1,208,937       2.6
Industrial Conglomerates................    3,483,210       7.6
Integrated Oil..........................    1,534,587       3.3
Life/Health Insurance...................      812,318       1.8
Major Banks.............................    1,183,200       2.6
Major Telecommunications................      711,900       1.6
Media Conglomerates.....................    1,068,930       2.3
Medical Specialties.....................    1,295,613       2.8

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Motor Vehicles..........................  $ 2,119,906       4.6%
Multi-Line Insurance....................    1,168,366       2.6
Oil Refining/Marketing..................      857,210       1.9
Oilfield Services/Equipment.............      989,100       2.2
Packaged Software.......................    1,570,599       3.4
Pharmaceuticals: Major..................    5,339,832      11.6
Pulp & Paper............................    1,161,250       2.5
Telecommunication Equipment.............    1,111,480       2.4
U.S. Government Agency..................    2,999,874       6.5
                                          -----------   -------
                                          $45,941,594     100.0%
                                          ===========   =======

TYPE OF INVESTMENT

-----------------------------------------------------------------

Common Stocks...........................  $42,941,720      93.5%
Short-Term Investment...................    2,999,874       6.5
                                          -----------   -------
                                          $45,941,594     100.0%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (96.9%)
           ADVERTISING/MARKETING SERVICES (0.1%)
   1,000   Omnicom Group, Inc......................  $    89,350
                                                     -----------
           AEROSPACE & DEFENSE (3.0%)
   4,700   Alliant Techsystems, Inc.*..............      362,840
   5,700   EDO Corp................................      150,765
   3,300   L-3 Communications Holdings, Inc.*......      297,000
  17,700   Lockheed Martin Corp....................      826,059
   1,700   Northrop Grumman Corp...................      171,377
  18,200   Raytheon Co.............................      590,954
   9,000   Titan Corp. (The)*......................      224,550
                                                     -----------
                                                       2,623,545
                                                     -----------
           AIR FREIGHT/COURIERS (0.5%)
   8,900   FedEx Corp.*............................      461,732
                                                     -----------
           ALUMINUM (0.3%)
   7,510   Alcoa, Inc..............................      266,980
                                                     -----------
           APPAREL/FOOTWEAR (0.1%)
   2,400   Nike, Inc. (Class B)....................      134,976
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.6%)
   4,400   Chico's Fas, Inc.*......................      174,680
   9,300   TJX Companies, Inc. (The)...............      370,698
                                                     -----------
                                                         545,378
                                                     -----------
           BEVERAGES: ALCOHOLIC (0.7%)
  13,260   Anheuser-Busch Companies, Inc...........      599,484
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (0.2%)
  12,400   Coca-Cola Enterprises Inc...............      234,856
                                                     -----------
           BIOTECHNOLOGY (6.6%)
   7,400   Amgen Inc.*.............................      417,656
   3,600   Aviron*.................................      179,028
  10,400   Cephalon, Inc.*.........................      786,084
   7,900   Genentech, Inc.*........................      428,575
   9,700   Genzyme Corp. (General Division)*.......      580,642
   6,300   Gilead Sciences, Inc.*..................      414,036

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  16,190   IDEC Pharmaceuticals Corp.*.............  $ 1,115,977
   3,500   InterMune Inc.*.........................      172,410
  10,700   MedImmune, Inc.*........................      495,945
   6,800   Myriad Genetics, Inc.*..................      357,952
   9,500   Neurocrine Biosciences, Inc.*...........      487,445
   9,500   NPS Pharmaceuticals, Inc.*..............      363,850
                                                     -----------
                                                       5,799,600
                                                     -----------
           BROADCASTING (1.1%)
   6,300   Clear Channel Communications, Inc.*.....      320,733
   4,700   Univision Communications, Inc. (Class
            A)*....................................      190,162
  16,800   USA Networks, Inc.*.....................      458,808
                                                     -----------
                                                         969,703
                                                     -----------
           CABLE/SATELLITE TV (1.0%)
  11,000   Comcast Corp. (Class A Special)*........      396,000
  12,670   Cox Communications, Inc. (Class A)*.....      531,000
                                                     -----------
                                                         927,000
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
   4,800   Dow Chemical Co. (The)..................      162,144
                                                     -----------
           CHEMICALS: SPECIALTY (0.5%)
  10,200   Georgia Gulf Corp.......................      188,700
  13,700   Olin Corp...............................      221,118
                                                     -----------
                                                         409,818
                                                     -----------
           COMPUTER COMMUNICATIONS (2.2%)
  12,800   Brocade Communications Systems, Inc.*...      423,936
  54,300   Cisco Systems, Inc.*....................      983,373
  11,300   Emulex Corp.*...........................      446,463
   3,300   McDATA Corp. (Class A)*.................       80,850
                                                     -----------
                                                       1,934,622
                                                     -----------
           COMPUTER PERIPHERALS (1.0%)
   5,800   Advanced Digital Information Corp.*.....       93,032

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  13,000   ATI Technologies Inc. (Canada)*.........  $   165,100
   9,300   EMC Corp.*..............................      124,992
   5,600   QLogic Corp.*...........................      249,256
  12,100   Storage Technology Corp.*...............      250,107
                                                     -----------
                                                         882,487
                                                     -----------
           COMPUTER PROCESSING HARDWARE (3.7%)
  18,800   Compaq Computer Corp....................      183,488
  31,700   Dell Computer Corp.*....................      861,606
  14,800   International Business Machines Corp....    1,790,208
  33,700   Sun Microsystems, Inc.*.................      415,858
                                                     -----------
                                                       3,251,160
                                                     -----------
           CONTAINERS/PACKAGING (0.2%)
  11,900   Pactiv Corp.*...........................      211,225
                                                     -----------
           CONTRACT DRILLING (0.8%)
  16,700   ENSCO International Inc.................      414,995
  10,100   GlobalSantaFe Corp......................      288,052
                                                     -----------
                                                         703,047
                                                     -----------
           DATA PROCESSING SERVICES (2.3%)
   7,600   Bisys Group, Inc. (The)*................      486,324
   5,700   Concord EFS, Inc.*......................      186,846
  13,700   First Data Corp.........................    1,074,765
   6,100   Fiserv, Inc.*...........................      258,152
                                                     -----------
                                                       2,006,087
                                                     -----------
           DISCOUNT STORES (3.1%)
   8,200   Costco Wholesale Corp.*.................      363,916
  12,800   Target Corp.............................      525,440
  32,900   Wal-Mart Stores, Inc....................    1,893,395
                                                     -----------
                                                       2,782,751
                                                     -----------
           ELECTRICAL PRODUCTS (0.2%)
   8,600   02Micro International Ltd. (Cayman
            Islands)*..............................      206,830
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC COMPONENTS (0.1%)
   6,200   Flextronics International, Ltd.
            (Singapore)*...........................  $   148,738
                                                     -----------
           ELECTRONIC DISTRIBUTORS (0.2%)
   4,400   Tech Data Corp.*........................      190,432
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   3,000   Celestica, Inc.*........................      121,170
   2,300   KLA-Tencor Corp.*.......................      113,988
   3,900   Photronics, Inc.*.......................      122,265
                                                     -----------
                                                         357,423
                                                     -----------
           ELECTRONICS/APPLIANCE STORES (1.1%)
   3,500   Best Buy Co., Inc.*.....................      260,680
  23,600   Circuit City Stores, Inc.-Circuit City
            Group..................................      612,420
   2,500   Electronics Boutique Holdings Corp......       99,850
                                                     -----------
                                                         972,950
                                                     -----------
           ENVIRONMENTAL SERVICES (0.2%)
   5,700   Waste Management, Inc...................      181,887
                                                     -----------
           FINANCE/RENTAL/ LEASING (1.8%)
   5,930   Fannie Mae..............................      471,435
   9,270   Freddie Mac.............................      606,258
   5,800   USA Education Inc.......................      487,316
                                                     -----------
                                                       1,565,009
                                                     -----------
           FINANCIAL CONGLOMERATES (2.5%)
  31,393   Citigroup, Inc..........................    1,584,719
   7,700   Prudential Financial, Inc.*.............      255,563
   6,200   State Street Corp.......................      323,950
                                                     -----------
                                                       2,164,232
                                                     -----------
           FOOD RETAIL (0.2%)
   4,300   Whole Foods Market, Inc.*...............      187,308
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (1.5%)
   5,000   General Mills, Inc......................  $   260,050
  14,100   Kraft Foods Inc. (Class A)..............      479,823
  12,200   PepsiCo, Inc............................      594,018
                                                     -----------
                                                       1,333,891
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.0%)
   6,500   Dean Foods Co.*.........................      443,300
  11,800   Dreyer's Grand Ice Cream, Inc...........      454,418
                                                     -----------
                                                         897,718
                                                     -----------
           HOME BUILDING (0.7%)
   6,100   D.R. Horton, Inc........................      198,006
   5,000   KB HOME.................................      200,500
   2,700   Ryland Group, Inc. (The)................      197,640
                                                     -----------
                                                         596,146
                                                     -----------
           HOME IMPROVEMENT CHAINS (1.6%)
   8,700   Home Depot, Inc. (The)..................      443,787
  20,500   Lowe's Companies, Inc...................      951,405
                                                     -----------
                                                       1,395,192
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (2.0%)
  12,700   HCA Inc.................................      489,458
  25,400   Health Management Associates, Inc.
            (Class A)*.............................      467,360
  13,000   Tenet Healthcare Corp.*.................      763,360
                                                     -----------
                                                       1,720,178
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.1%)
  11,400   Dial Corp. (The)........................      195,510
  10,200   International Flavors & Fragrances,
            Inc....................................      303,042
   5,500   Procter & Gamble Co. (The)..............      435,215
                                                     -----------
                                                         933,767
                                                     -----------
           INDUSTRIAL CONGLOMERATES (1.7%)
  26,200   General Electric Co.....................    1,050,096

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   4,100   Minnesota Mining & Manufacturing Co.....  $   484,661
                                                     -----------
                                                       1,534,757
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.2%)
  13,200   RPM, Inc................................      190,872
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (2.2%)
  13,800   Accenture Ltd. (Class A) (Bermuda)*.....      371,496
   4,400   Electronic Data Systems Corp............      301,620
   6,000   Manhattan Associates, Inc.*.............      174,900
  24,860   PeopleSoft, Inc.*.......................      999,372
   3,100   Tier Technologies, Inc. (Class B)*......       66,836
                                                     -----------
                                                       1,914,224
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.2%)
   4,700   Gallagher (Arthur J.) & Co..............      162,103
                                                     -----------
           INTERNET RETAIL (0.1%)
   7,400   Amazon.com, Inc.*.......................       80,068
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (1.5%)
   2,100   Business Objects S.A. (ADR) (France)*...       70,980
  15,300   F5 Networks, Inc.*......................      329,562
  11,900   Internet Security Systems, Inc.*........      381,514
   8,300   PEC Solutions, Inc.*....................      312,163
  10,500   Yahoo! Inc.*............................      186,270
                                                     -----------
                                                       1,280,489
                                                     -----------
           INVESTMENT BANKS/ BROKERS (2.0%)
   6,000   Goldman Sachs Group, Inc. (The).........      556,500
   9,320   Lehman Brothers Holdings, Inc...........      622,576
  11,600   Merrill Lynch & Co., Inc................      604,592
                                                     -----------
                                                       1,783,668
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INVESTMENT MANAGERS (0.6%)
   4,000   Affiliated Managers Group, Inc.*........  $   281,920
   6,800   Federated Investors, Inc. (Class B).....      216,784
                                                     -----------
                                                         498,704
                                                     -----------
           MAJOR BANKS (1.3%)
  17,600   Bank of America Corp....................    1,107,920
                                                     -----------
           MAJOR TELECOMMUNICATIONS (0.9%)
  11,300   SBC Communications, Inc.................      442,621
   7,700   Verizon Communications Inc..............      365,442
                                                     -----------
                                                         808,063
                                                     -----------
           MANAGED HEALTH CARE (0.1%)
   2,600   Anthem, Inc.*...........................      128,700
                                                     -----------
           MEDIA CONGLOMERATES (1.0%)
  12,000   AOL Time Warner Inc.*...................      385,200
  10,600   Viacom, Inc. (Class B) (Non-Voting)*....      467,990
                                                     -----------
                                                         853,190
                                                     -----------
           MEDICAL DISTRIBUTORS (0.4%)
   4,400   Andrx Group*............................      309,804
                                                     -----------
           MEDICAL SPECIALTIES (4.2%)
  16,680   Baxter International, Inc...............      894,548
  17,700   Boston Scientific Corp.*................      426,924
   3,600   Digene Corp.*...........................      106,200
  13,200   Guidant Corp.*..........................      657,360
  12,400   Medtronic, Inc..........................      635,004
   4,900   St. Jude Medical, Inc.*.................      380,485
   4,600   Therasense, Inc.........................      114,080
   2,500   Varian Medical Systems, Inc.*...........      178,150
   8,620   Zimmer Holdings, Inc.*..................      263,255
                                                     -----------
                                                       3,656,006
                                                     -----------
           MISCELLANEOUS COMMERCIAL SERVICES (0.3%)
   2,400   MAXIMUS, Inc.*..........................      100,944
   4,200   Sabre Holdings Corp.*...................      177,870
                                                     -----------
                                                         278,814
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MOVIES/ENTERTAINMENT (0.5%)
  17,600   Fox Entertainment Group, Inc. (Class
            A)*....................................  $   466,928
                                                     -----------
           MULTI-LINE INSURANCE (1.3%)
  13,900   American International Group, Inc.......    1,103,660
                                                     -----------
           OIL & GAS PRODUCTION (0.3%)
   6,160   Apache Corp.............................      307,261
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (1.8%)
  14,100   Baker Hughes Inc........................      514,227
   3,600   BJ Services Co.*........................      116,820
   5,300   Schlumberger Ltd........................      291,235
   4,900   Smith International, Inc.*..............      262,738
   9,800   Weatherford International, Inc.*........      365,148
                                                     -----------
                                                       1,550,168
                                                     -----------
           OTHER CONSUMER SERVICES (1.3%)
   9,400   Cendant Corp.*..........................      184,334
   9,100   eBay, Inc.*.............................      608,790
   9,100   Weight Watchers International, Inc.*....      307,762
                                                     -----------
                                                       1,100,886
                                                     -----------
           OTHER METALS/MINERALS (0.0%)
     100   Phelps Dodge Corp.......................        3,240
                                                     -----------
           PACKAGED SOFTWARE (5.3%)
  11,800   Legato Systems, Inc.*...................      153,046
   7,700   Mercury Interactive Corp.*..............      261,646
  39,300   Microsoft Corp.*........................    2,604,411
  39,300   Network Associates, Inc.*...............    1,015,905
   5,800   Quest Software, Inc.*...................      128,238
   4,000   Symantec Corp.*.........................      265,320
   5,400   VERITAS Software Corp.*.................      242,028
                                                     -----------
                                                       4,670,594
                                                     -----------
           PHARMACEUTICALS: MAJOR (3.9%)
  11,000   Abbott Laboratories.....................      613,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  17,210   American Home Products Corp.............  $ 1,056,006
  37,700   Pfizer, Inc.............................    1,502,345
   6,800   Pharmacia Corp..........................      290,020
                                                     -----------
                                                       3,461,621
                                                     -----------
           PHARMACEUTICALS: OTHER (1.6%)
   2,400   Allergan, Inc...........................      180,120
   8,300   Biovail Corp. (Canada)*.................      466,875
   5,320   Forest Laboratories, Inc.*..............      435,974
   8,600   King Pharmaceuticals, Inc.*.............      362,318
                                                     -----------
                                                       1,445,287
                                                     -----------
           PROPERTY - CASUALTY INSURERS (3.5%)
   5,200   ACE, Ltd. (Bermuda).....................      208,780
     200   Berkshire Hathaway, Inc. (Class B)*.....      505,000
   9,700   Everest Re Group, Ltd. (Bermuda)........      685,790
   5,000   Progressive Corp. (The).................      746,500
   2,600   RenaissanceRe Holdings Ltd. (Bermuda)...      248,040
   7,800   XL Capital Ltd. (Class A) (Bermuda).....      712,608
                                                     -----------
                                                       3,106,718
                                                     -----------
           PULP & PAPER (0.2%)
   7,530   Jefferson Smurfit Group PLC (ADR)
            (Ireland)..............................      169,425
                                                     -----------
           RAILROADS (0.5%)
   8,200   CSX Corp................................      287,410
   9,600   Norfolk Southern Corp...................      175,968
                                                     -----------
                                                         463,378
                                                     -----------
           RECREATIONAL PRODUCTS (2.3%)
  16,200   Activision, Inc.*.......................      421,362
  14,100   Electronic Arts Inc.*...................      845,295
  10,500   Hasbro, Inc.............................      170,415

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  11,900   Mattel, Inc.............................  $   204,680
   7,500   THQ, Inc.*..............................      363,525
                                                     -----------
                                                       2,005,277
                                                     -----------
           REGIONAL BANKS (1.7%)
  12,300   Fifth Third Bancorp.....................      757,434
  10,100   First Tennessee National Corp...........      366,226
  14,200   National Commerce Financial Corp........      359,260
                                                     -----------
                                                       1,482,920
                                                     -----------
           RESTAURANTS (2.0%)
   6,600   Applebee's International, Inc...........      225,720
  12,000   CBRL Group, Inc.........................      353,280
   5,000   Cheesecake Factory, Inc. (The)*.........      173,850
  15,300   Darden Restaurants, Inc.................      541,620
   3,400   Tricon Global Restaurants, Inc.*........      167,280
   8,900   Wendy's International, Inc..............      259,613
                                                     -----------
                                                       1,721,363
                                                     -----------
           SEMICONDUCTORS (4.9%)
   4,000   ESS Technology, Inc.*...................       85,040
   2,700   Genesis Microchip, Inc.*................      178,524
   1,000   Infineon Technologies AG (ADR)
            (Germany)..............................       20,300
  44,500   Intel Corp..............................    1,399,525
   9,800   Intersil Holding Corp. (Class A)*.......      316,050
   4,300   Linear Technology Corp..................      167,872
   8,900   Marvell Technology Group Ltd.
            (Bermuda)*.............................      318,798
   4,200   Maxim Integrated Products, Inc.*........      220,542
  12,800   Microchip Technology Inc.*..............      495,872
   6,900   NVIDIA Corp.*...........................      461,610
  10,100   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................      173,417

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  13,200   Texas Instruments, Inc..................  $   369,600
   2,700   Zoran Corp.*............................       88,128
                                                     -----------
                                                       4,295,278
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.2%)
   9,800   Laboratory Corp. of America Holdings*...      792,330
   3,800   Quest Diagnostics Inc.*.................      272,498
                                                     -----------
                                                       1,064,828
                                                     -----------
           SPECIALTY STORES (1.0%)
  10,600   AutoZone, Inc.*.........................      761,080
   2,800   Michaels Stores, Inc.*..................       92,260
                                                     -----------
                                                         853,340
                                                     -----------
           STEEL (0.2%)
   3,600   Nucor Corp..............................      190,656
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  16,900   Microtune, Inc.*........................      396,474
   5,400   Motorola, Inc...........................       81,108
  15,500   Polycom, Inc.*..........................      533,200
   6,100   QUALCOMM Inc.*..........................      308,050
                                                     -----------
                                                       1,318,832
                                                     -----------
           TOOLS/HARDWARE (0.2%)
   3,900   Stanley Works (The).....................      181,623
                                                     -----------
           TRUCKING (0.6%)
   5,100   Roadway Corp............................      187,170
   8,500   Swift Transportation Co., Inc.*.........      182,835
   5,600   Werner Enterprises, Inc.................      136,080
                                                     -----------
                                                         506,085
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.7%)
  10,100   Deere & Co..............................      440,966
   4,600   Navistar International Corp.*...........      181,700
                                                     -----------
                                                         622,666
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WHOLESALE DISTRIBUTORS (0.4%)
  10,500   Genuine Parts Co........................  $   385,350
                                                     -----------
           WIRELESS COMMUNICATIONS (0.5%)
  17,900   Sprint Corp. (PCS Group)*...............      436,939
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $81,992,226).....................   85,349,351
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (4.1%)
           REPURCHASE AGREEMENT
 $ 3,595   The Bank of New York 0.875% due 01/02/02
            (dated 12/31/01; proceeds
            $3,594,917) (a)
            (COST $3,594,742)......................    3,594,742
                                                     -----------

  TOTAL INVESTMENTS
   (COST $85,586,968) (b).................   101.0%  88,944,093
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (1.0)    (874,807)
                                            ------  -----------
  NET ASSETS..............................   100.0% $88,069,286
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $3,663,747 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06 VALUED AT $3,666,640.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,262,258 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,905,133, RESULTING IN NET UNREALIZED APPRECIATION OF $3,357,125.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (90.5%)
           CABLE/SATELLITE TV (6.1%)
   9,900   Adelphia Communications Corp. (Class
            A)*....................................  $   308,682
   8,700   Charter Communications, Inc. (Class
            A)*....................................      142,941
   4,000   Comcast Corp. (Class A Special)*........      144,000
   3,000   Cox Communications, Inc. (Class A)*.....      125,730
                                                     -----------
                                                         721,353
                                                     -----------
           COMPUTER COMMUNICATIONS (7.7%)
  26,300   Cisco Systems, Inc.*....................      476,293
   3,000   Emulex Corp.*...........................      118,530
   5,000   Extreme Networks, Inc.*.................       64,500
   2,000   Finisar Corp.*..........................       20,340
   6,000   Foundry Networks, Inc.*.................       48,900
   2,000   Juniper Networks, Inc.*.................       37,900
   6,000   McDATA Corp. (Class A)*.................      147,000
     100   NetScreen Technologies, Inc.*...........        2,213
                                                     -----------
                                                         915,676
                                                     -----------
           COMPUTER PERIPHERALS (3.2%)
   9,900   EMC Corp.*..............................      133,056
   3,000   Network Appliance, Inc.*................       65,610
   4,000   QLogic Corp.*...........................      178,040
                                                     -----------
                                                         376,706
                                                     -----------
           COMPUTER PROCESSING HARDWARE (5.5%)
  14,900   Compaq Computer Corp....................      145,424
   9,900   Dell Computer Corp.*....................      269,082
  18,900   Sun Microsystems, Inc.*.................      233,226
                                                     -----------
                                                         647,732
                                                     -----------
           DATA PROCESSING SERVICES (1.3%)
   1,500   Affiliated Computer Services, Inc.
            (Class A)*.............................      159,195
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC COMPONENTS (2.2%)
   5,500   Flextronics International, Ltd.
            (Singapore)*...........................  $   131,945
   6,450   Sanmina-SCI Corp.*......................      128,355
                                                     -----------
                                                         260,300
                                                     -----------
           ELECTRONIC DISTRIBUTORS (1.3%)
   3,000   CDW Computer Centers, Inc.*.............      161,130
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.7%)
   3,000   JDS Uniphase Corp.*.....................       26,190
   3,500   Symbol Technologies, Inc................       55,580
                                                     -----------
                                                          81,770
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (2.6%)
   3,500   Amkor Technology, Inc.*.................       56,105
   3,000   Applied Materials, Inc.*................      120,300
   3,000   ASM Lithography Holding NV
            (Netherlands)*.........................       51,150
   2,000   Novellus Systems, Inc.*.................       78,900
                                                     -----------
                                                         306,455
                                                     -----------
           FINANCIAL PUBLISHING/ SERVICES (2.4%)
   9,900   SunGard Data Systems Inc.*..............      286,407
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (3.7%)
   2,500   Accenture Ltd. (Class A) (Bermuda)*.....       67,300
   3,000   American Management Systems, Inc.*......       54,240
   7,000   Citrix Systems, Inc.*...................      158,620
   4,000   PeopleSoft, Inc.*.......................      160,800
                                                     -----------
                                                         440,960
                                                     -----------
           INTERNET RETAIL (0.3%)
   3,000   Amazon.com, Inc.*.......................       32,460
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (4.4%)
   5,000   BEA Systems, Inc.*......................       77,050

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   8,000   KPMG Consulting, Inc.*..................  $   132,560
   2,500   Openwave Systems Inc.*..................       24,475
   4,950   Siebel Systems, Inc.*...................      138,501
   4,000   VeriSign, Inc.*.........................      152,160
                                                     -----------
                                                         524,746
                                                     -----------
           MEDIA CONGLOMERATES (1.9%)
   7,000   AOL Time Warner Inc.*...................      224,700
                                                     -----------
           PACKAGED SOFTWARE (12.4%)
   1,500   Entrust Technologies Inc.*..............       15,285
   5,000   i2 Technologies, Inc.*..................       39,500
   3,500   Informatica Corp.*......................       50,785
     200   Magma Design Automation, Inc.*..........        6,056
   1,000   Mercury Interactive Corp.*..............       33,980
   5,000   Micromuse Inc.*.........................       75,000
   9,950   Microsoft Corp.*........................      659,387
     500   Nassda Corp.*...........................       11,245
   3,500   NetIQ Corp.*............................      123,410
   3,300   Network Associates, Inc.*...............       85,305
   7,500   Oracle Corp.*...........................      103,575
   4,000   Quest Software, Inc.*...................       88,440
   3,500   SAP AG (ADR) (Germany)..................      111,755
   1,500   VERITAS Software Corp.*.................       67,230
                                                     -----------
                                                       1,470,953
                                                     -----------
           SEMICONDUCTORS (26.9%)
  14,900   Agere Systems, Inc. (Class A)*..........       84,781
   5,970   Altera Corp.*...........................      126,683
   3,900   Analog Devices, Inc.*...................      173,121
   6,000   Applied Micro Circuits Corp.*...........       67,920
   3,500   Broadcom Corp. (Class A)*...............      143,430
   7,500   Conexant Systems, Inc.*.................      107,700
  20,900   Intel Corp..............................      657,305
   4,450   Intersil Holding Corp. (Class A)*.......      143,513
   4,000   Linear Technology Corp..................      156,160
   6,000   Marvell Technology Group Ltd.
            (Bermuda)*.............................      214,920

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   3,000   Maxim Integrated Products, Inc.*........  $   157,530
   2,500   Microchip Technology Inc.*..............       96,850
   6,200   Micron Technology, Inc.*................      192,200
   3,000   NVIDIA Corp.*...........................      200,700
   4,000   Pixelworks, Inc.*.......................       64,240
   9,900   Taiwan Semiconductor Manufacturing Co.
            Ltd. (ADR) (Taiwan)*...................      169,983
   6,200   Texas Instruments, Inc..................      173,600
   3,000   TriQuint Semiconductor, Inc.*...........       36,780
   2,450   Vitesse Semiconductor Corp.*............       30,527
   5,000   Xilinx, Inc.*...........................      195,250
                                                     -----------
                                                       3,193,193
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (5.5%)
   2,500   CIENA Corp.*............................       35,775
   2,000   Comverse Technology, Inc.*..............       44,740
   3,500   Microtune, Inc.*........................       82,110
  12,400   Motorola, Inc...........................      186,248
   2,500   Nokia Corp. (ADR) (Finland).............       61,325
   7,500   Nortel Networks Corp. (Canada)*.........       56,250
   1,500   ONI Systems Corp.*......................        9,405
   3,500   QUALCOMM Inc.*..........................      176,750
                                                     -----------
                                                         652,603
                                                     -----------
           WIRELESS COMMUNICATIONS (2.4%)
   2,500   Nextel Communications, Inc. (Class
            A)*....................................       27,400
   9,900   Vodafone Group PLC (ADR) (United
            Kingdom)...............................      254,232
                                                     -----------
                                                         281,632
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $11,053,157).....................   10,737,971
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

           CONVERTIBLE BONDS (5.6%)
           COMPUTER COMMUNICATIONS (1.2%)
  $150     Juniper Networks, Inc. 4.75% due
            03/15/07...............................   $   108,375
    60     Redback Networks, Inc. 5.00% due
            04/01/07...............................        30,450
                                                      -----------
                                                          138,825
                                                      -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   180     Celestica, Inc. (Canada) 0.00% due
            08/01/20...............................        76,275
                                                      -----------
           PACKAGED SOFTWARE (1.6%)
   130     i2 Technologies, Inc. 5.25% due
            12/15/06...............................        95,875
   115     Mercury Interactive Corp. 4.75% due
            07/01/07...............................        93,006
                                                      -----------
                                                          188,881
                                                      -----------
           SEMICONDUCTORS (1.5%)
    55     Analog Devices, Inc. 4.75% due
            10/01/05...............................        52,044
   158     Vitesse Semiconductor Corp. 4.00% due
            03/15/05...............................       122,647
                                                      -----------
                                                          174,691
                                                      -----------
           TELECOMMUNICATION EQUIPMENT (0.8%)
    60     Comverse Technology Inc. 1.50% due
            12/01/05...............................        45,525

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

------------------------------------------------------------------

  $ 65     ONI Systems Corp. 5.00% due 10/15/05....   $    43,794
                                                      -----------
                                                           89,319
                                                      -----------
           TOTAL CONVERTIBLE BONDS
            (COST $699,256)........................       667,991
                                                      -----------
           SHORT-TERM INVESTMENT (a) (3.4%)
           U.S. GOVERNMENT AGENCY
   400     Federal Home Loan Mortgage Corp. 1.51%
            due 01/02/02 (Cost $399,983)...........       399,983
                                                      -----------

  TOTAL INVESTMENTS
   (COST $12,152,396) (b).................    99.5%   11,805,945
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.5        54,918
                                            ------   -----------
  NET ASSETS..............................   100.0%  $11,860,863
                                            ======   ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $624,593 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $971,044, RESULTING IN NET UNREALIZED DEPRECIATION OF $346,451.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

NUMBER OF
  SHARES                                                                    VALUE

--------------------------------------------------------------------------------------

            COMMON STOCKS (60.1%)
            AEROSPACE & DEFENSE (2.0%)
   83,000   Lockheed Martin Corp......................................  $   3,873,610
  229,000   Raytheon Co...............................................      7,435,630
                                                                        -------------
                                                                           11,309,240
                                                                        -------------
            AGRICULTURAL COMMODITIES/MILLING (0.4%)
  150,000   Archer-Daniels-Midland Co.................................      2,152,500
                                                                        -------------
            APPAREL/FOOTWEAR RETAIL (0.7%)
  302,825   Gap, Inc. (The)...........................................      4,221,381
                                                                        -------------
            AUTO PARTS: O.E.M. (0.2%)
  100,000   Delphi Automotive Systems Corp............................      1,366,000
                                                                        -------------
            BIOTECHNOLOGY (2.7%)
  162,400   Applera Corp. - Celera Genomics Group*....................      4,334,456
   90,000   Bruker Daltonics, Inc.*...................................      1,471,500
  111,300   Enzon, Inc. *.............................................      6,263,964
  100,000   Human Genome Sciences, Inc.*..............................      3,372,000
                                                                        -------------
                                                                           15,441,920
                                                                        -------------
            CABLE/SATELLITE TV (0.4%)
   68,000   Comcast Corp. (Class A Special)*..........................      2,448,000
                                                                        -------------
            CHEMICALS: MAJOR DIVERSIFIED (1.2%)
  200,800   Dow Chemical Co. (The)....................................      6,783,024
                                                                        -------------
            COMPUTER COMMUNICATIONS (1.2%)
  145,000   Brocade Communications Systems, Inc.*.....................      4,802,400
  100,000   Cisco Systems, Inc.*......................................      1,811,000
                                                                        -------------
                                                                            6,613,400
                                                                        -------------
            COMPUTER PROCESSING HARDWARE (2.0%)
  230,000   Apple Computer, Inc.*.....................................      5,037,000
  221,000   Compaq Computer Corp......................................      2,156,960
  352,400   Sun Microsystems, Inc.*...................................      4,348,616
                                                                        -------------
                                                                           11,542,576
                                                                        -------------
            DISCOUNT STORES (1.3%)
  169,000   Costco Wholesale Corp.*...................................      7,500,220
                                                                        -------------
            ELECTRIC UTILITIES (1.0%)
  100,000   Dominion Resources, Inc...................................      6,010,000
                                                                        -------------
            ELECTRICAL PRODUCTS (0.9%)
   85,000   Emerson Electric Co.......................................      4,853,500
                                                                        -------------
            ELECTRONICS/APPLIANCES (0.6%)
  110,000   Maytag Corp...............................................      3,413,300
                                                                        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES (2.5%)
  150,000   Waste Connections, Inc.*..................................  $   4,648,500
  300,000   Waste Management, Inc.....................................      9,573,000
                                                                        -------------
                                                                           14,221,500
                                                                        -------------
            FINANCIAL CONGLOMERATES (1.3%)
  173,000   Hancock (John) Financial Services , Inc...................      7,144,900
                                                                        -------------
            FOOD: MAJOR DIVERSIFIED (3.8%)
  158,800   General Mills, Inc........................................      8,259,188
  385,000   Kellogg Co................................................     11,588,500
   50,000   Kraft Foods Inc. (Class A)................................      1,701,500
                                                                        -------------
                                                                           21,549,188
                                                                        -------------
            FOOD: MEAT/FISH/DAIRY (0.1%)
   10,725   Dean Foods Co.*...........................................        731,445
                                                                        -------------
            INDUSTRIAL CONGLOMERATES (2.6%)
  177,600   General Electric Co.......................................      7,118,208
   20,000   SPX Corp..................................................      2,738,000
   85,000   Tyco International Ltd. (Bermuda).........................      5,006,500
                                                                        -------------
                                                                           14,862,708
                                                                        -------------
            INTEGRATED OIL (2.1%)
  200,000   Phillips Petroleum Co.....................................     12,052,000
                                                                        -------------
            INVESTMENT BANKS/BROKERS (0.9%)
  100,000   Merrill Lynch & Co., Inc..................................      5,212,000
                                                                        -------------
            MAJOR TELECOMMUNICATIONS (1.0%)
  400,000   WorldCom, Inc. - WorldCom Group*..........................      5,632,000
                                                                        -------------
            MANAGED HEALTH CARE (3.2%)
  220,000   Oxford Health Plans, Inc.*................................      6,630,800
   86,000   UnitedHealth Group Inc....................................      6,086,220
   49,500   Wellpoint Health Networks, Inc.*..........................      5,784,075
                                                                        -------------
                                                                           18,501,095
                                                                        -------------
            MEDIA CONGLOMERATES (0.8%)
  135,800   AOL Time Warner Inc.*.....................................      4,359,180
                                                                        -------------
            MEDICAL DISTRIBUTORS (0.8%)
   66,000   Andrx Group*..............................................      4,647,060
                                                                        -------------
            MEDICAL SPECIALTIES (1.1%)
  120,000   Baxter International, Inc.................................      6,435,600
                                                                        -------------
            MOTOR VEHICLES (0.6%)
  200,000   Ford Motor Co.............................................      3,144,000
                                                                        -------------
            MULTI-LINE INSURANCE (1.5%)
  105,000   American International Group, Inc.........................      8,337,000
                                                                        -------------

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Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            OIL & GAS PRODUCTION (1.1%)
  114,000   Kerr-McGee Corp...........................................  $   6,247,200
                                                                        -------------
            OILFIELD SERVICES/EQUIPMENT (1.3%)
  136,000   Smith International, Inc.*................................      7,292,320
                                                                        -------------
            PACKAGED SOFTWARE (1.4%)
   78,500   Microsoft Corp.*..........................................      5,202,195
   65,000   VERITAS Software Corp.*...................................      2,913,300
                                                                        -------------
                                                                            8,115,495
                                                                        -------------
            PHARMACEUTICALS: MAJOR (5.7%)
   90,000   American Home Products Corp...............................      5,522,400
  242,874   Johnson & Johnson.........................................     14,353,853
  315,200   Pfizer, Inc...............................................     12,560,720
                                                                        -------------
                                                                           32,436,973
                                                                        -------------
            PRECIOUS METALS (2.9%)
  388,100   Barrick Gold Corp. (Canada)...............................      6,190,195
  258,000   Newmont Mining Corp.......................................      4,930,380
  493,000   Placer Dome Inc. (Canada).................................      5,378,630
                                                                        -------------
                                                                           16,499,205
                                                                        -------------
            PROPERTY-CASUALTY INSURERS (2.0%)
  124,000   ACE, Ltd. (Bermuda).......................................      4,978,600
  200,000   Allstate Corp. (The)......................................      6,740,000
                                                                        -------------
                                                                           11,718,600
                                                                        -------------
            PULP & PAPER (0.4%)
   60,000   Boise Cascade Corp........................................      2,040,600
                                                                        -------------
            RAILROADS (0.5%)
  100,000   Burlington Northern Santa Fe Corp.........................      2,853,000
                                                                        -------------
            REGIONAL BANKS (0.5%)
   64,000   Union Planters Corp.......................................      2,888,320
                                                                        -------------
            SEMICONDUCTORS (1.5%)
  100,000   Intel Corp................................................      3,145,000
  173,000   Micron Technology, Inc.*..................................      5,363,000
                                                                        -------------
                                                                            8,508,000
                                                                        -------------
            SPECIALTY STORES (2.6%)
  439,600   Bed Bath & Beyond Inc.*...................................     14,902,440
                                                                        -------------
            STEEL (0.8%)
   50,000   Nucor Corp................................................      2,648,000
  100,000   USX-U.S. Steel Group Inc..................................      1,811,000
                                                                        -------------
                                                                            4,459,000
                                                                        -------------

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
Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

NUMBER OF
 SHARES                                                                     VALUE

--------------------------------------------------------------------------------------

            TELECOMMUNICATION EQUIPMENT (1.6%)
  400,000   Ericsson (L.M.) Telefonaktiebolaqet (Class B) (ADR)
             (Sweden).................................................  $   2,088,000
   98,300   Nokia Oyj (ADR) (Finland).................................      2,411,299
  130,000   RF Micro Devices, Inc.*...................................      2,499,900
  150,000   Tellabs, Inc.*............................................      2,254,500
                                                                        -------------
                                                                            9,253,699
                                                                        -------------
            TOBACCO (0.9%)
   95,000   R. J. Reynolds Tobacco Holdings, Inc......................      5,348,500
                                                                        -------------
            TOTAL COMMON STOCKS
             (COST $282,812,938)......................................    343,048,089
                                                                        -------------

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE
---------                                   ------        --------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (11.2%)
$   2,726   Federal Home Loan Mortgage
             Corp.........................   8.00%   01/01/30 - 12/01/30       2,853,871
    9,850   Federal National Mortgage
             Assoc.+......................   6.00                              9,622,704
    4,341   ..............................   6.50         05/01/31             4,340,366
    5,500   +.............................   6.50                              5,500,000
    1,400   +.............................   7.00                              1,448,563
   16,750   +.............................   7.50                             17,278,672
    4,189   ***...........................   7.50    01/01/30 - 01/01/31       4,321,503
    4,158   ***...........................   8.00    11/01/29 - 09/01/31       4,353,440
    9,400   +.............................   8.00                              9,840,625
      750   U.S. Treasury Bond............   8.125        08/15/21               957,421
    3,000   U.S. Treasury Note***.........   6.75         05/15/05             3,261,798
                                                                          --------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (COST $63,788,125).........................................      63,778,963
                                                                          --------------
            CORPORATE BONDS (9.0%)
            AEROSPACE & DEFENSE (0.4%)
      490   Lockheed Martin Corp..........   7.75         05/01/26               528,519
      130   Northrop Grumman Corp.........   7.75         02/15/31               140,785
    1,000   Raytheon Co...................   6.15         11/01/08               993,328
      834   Systems 2001 Asset Trust......   6.664        09/15/13               859,444
                                                                          --------------
                                                                               2,522,076
                                                                          --------------
            AIRLINES (0.3%)
      790   AmericaWest Airlines -
             144A**.......................   7.10         04/02/21               792,216
      867   Continental Airlines Inc......   6.90         01/02/18               761,927
      185   Southwest Airlines Co.........   5.496        11/01/06               182,158
                                                                          --------------
                                                                               1,736,301
                                                                          --------------

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                                      115
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Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            AUTO PARTS: O.E.M. (0.0%)
$     235   TRW Inc.......................   7.625%       03/15/06        $      242,026
                                                                          --------------
            BROADCASTING (0.1%)
      335   Clear Channel
             Communications, Inc..........   7.65         09/15/10               346,042
                                                                          --------------
            CABLE/SATELLITE TV (0.3%)
      495   Comcast Cable
             Communications...............   6.75         01/30/11               497,153
      305   Comcast Cable
             Communications...............   8.375        05/01/07               336,292
      770   Cox Communications, Inc.......   7.75         11/01/10               822,224
      190   TCI Communications, Inc.......   7.875        02/15/26               196,328
                                                                          --------------
                                                                               1,851,997
                                                                          --------------
            COMPUTER PROCESSING HARDWARE (0.1%)
      705   Sun Microsystems Inc..........   7.65         08/15/09               715,615
                                                                          --------------
            DEPARTMENT STORES (0.2%)
      440   Federated Department
             Stores, Inc..................   6.90         04/01/29               410,985
      455   May Department Stores
             Co., Inc.....................   5.95         11/01/08               456,506
                                                                          --------------
                                                                                 867,491
                                                                          --------------
            DRUGSTORE CHAINS (0.1%)
      455   CVS Corp......................   5.625        03/15/06               458,260
                                                                          --------------
            ELECTRIC UTILITIES (0.2%)
      430   DTE Energy Co.................   7.05         06/01/11               443,740
      750   MidAmerican Funding LLC.......   6.75         03/01/11               735,747
                                                                          --------------
                                                                               1,179,487
                                                                          --------------
            ENVIRONMENTAL SERVICES (0.1%)
      650   USA Waste Services, Inc.......   7.125        10/01/07               663,768
                                                                          --------------
            FINANCE/RENTAL/LEASING (0.7%)
      885   American General Finance
             Corp.........................   5.875        07/14/06               898,006
    1,510   Ford Motor Credit Corp........   7.375        10/28/09             1,487,225
    1,000   Household Finance Corp........   7.875        03/01/07             1,074,515
      265   Household Finance Corp........   6.75         05/15/11               263,503
      525   MBNA America Bank N.A.........   6.50         06/20/06               515,180
                                                                          --------------
                                                                               4,238,429
                                                                          --------------
            FINANCIAL CONGLOMERATES (0.7%)
      885   AXA Financial Inc.............   6.50         04/01/08               905,099
      405   Chase Manhattan Corp..........   6.00         02/15/09               403,393
      555   General Motors Acceptance
             Corp.........................   6.875        09/15/11               543,655
      500   General Motors Acceptance
             Corp.........................   8.00         11/01/31               508,892

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                                      116
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Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

$     875   Prudential Holdings...........   7.245%       12/18/23        $      895,921
      595   Prudential Holdings...........   8.695        12/18/23               618,901
                                                                          --------------
                                                                               3,875,861
                                                                          --------------
            FINANCIAL PUBLISHING/SERVICES (0.0%)
      105   Reed Elsevier Capital.........   6.75         08/01/11               106,511
                                                                          --------------
            FOOD RETAIL (0.3%)
      420   Ahold Finance USA Inc.........   8.25         07/15/10               468,395
      795   Kroger Co.....................   6.80         04/01/11               815,404
      410   Safeway Inc...................   7.50         09/15/09               443,935
      115   Safeway Inc...................   6.50         03/01/11               117,258
                                                                          --------------
                                                                               1,844,992
                                                                          --------------
            GAS DISTRIBUTORS (0.4%)
      560   CMS Panhandle Holding Co......   7.00         07/15/29               482,845
      285   Consolidated Natural Gas
             Co...........................   6.25         11/01/11               278,921
      470   Nisource Finance Corp.........   7.875        11/15/10               486,414
      155   Ras Laffan Liquid Natural Gas
             Co. - 144A** (Qatar).........   7.628        09/15/06               161,695
      660   Ras Laffan Liquid Natural Gas
             Co. - 144A** (Qatar).........   8.294        03/15/14               673,200
                                                                          --------------
                                                                               2,083,075
                                                                          --------------
            HOME BUILDING (0.1%)
      380   Centex Corp...................   7.875        02/01/11               387,125
                                                                          --------------
            HOME IMPROVEMENT CHAINS (0.2%)
      885   Lowe's Companies, Inc.........   8.25         06/01/10               999,523
                                                                          --------------
            HOSPITAL/NURSING MANAGEMENT (0.2%)
      600   Manor Care, Inc...............   8.00         03/01/08               621,000
      585   Tenet Holdings Corp. -
             144A**.......................   6.875        11/15/31               538,356
                                                                          --------------
                                                                               1,159,356
                                                                          --------------
            HOTELS/RESORTS/CRUISELINES (0.2%)
      210   Hyatt Equities LLC - 144A**...   9.25         05/15/05               218,596
      675   Marriott International -
             144A**.......................   7.00         01/15/08               679,047
                                                                          --------------
                                                                                 897,643
                                                                          --------------
            INDUSTRIAL CONGLOMERATES (0.3%)
      500   Hutchison Whampoa Finance -
             144A** (Hong Kong)...........   7.50         08/01/27               471,770
      720   Tyco International Group S.A.
             (Luxembourg).................   6.75         02/15/11               722,893
      220   Tyco International Group S.A.
             (Luxembourg).................   6.375        10/15/11               214,924
       80   Tyco International Group S.A.
             (Luxembourg).................   6.875        01/15/29                76,747
                                                                          --------------
                                                                               1,486,334
                                                                          --------------
            INTEGRATED OIL (0.2%)
      865   Conoco Inc....................   6.95         04/15/29               879,591
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                      117
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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            LIFE/HEALTH INSURANCE (0.5%)
$     550   American General Corp.........   7.50%        07/15/25        $      599,833
      550   John Hancock..................   7.375        02/15/24               550,114
      500   Metropolitan Life Insurance
             Co. - 144A**.................   7.80         11/01/25               509,629
      470   Nationwide Mutual Insurance...   7.50         02/15/24               422,890
      350   Nationwide Mutual Insurance...   8.25         12/01/31               349,244
      255   New England Mutual Life
             Insurance Co.................   7.875        02/15/24               261,261
                                                                          --------------
                                                                               2,692,971
                                                                          --------------
            MAJOR BANKS (0.0%)
      200   BankOne Corp..................   6.00         02/17/09               197,562
                                                                          --------------
            MAJOR TELECOMMUNICATIONS (0.7%)
      640   AT&T Corp. - 144A**...........   8.00         11/15/31               669,803
      405   BellSouth Telecommunications
             Inc..........................   6.375        06/01/28               391,186
      295   GTE Corp......................   6.94         04/15/28               292,636
      370   Telus Corp. (Canada)..........   8.00         06/01/11               392,634
    2,000   WorldCom, Inc.................   7.375        01/15/06             2,073,006
                                                                          --------------
                                                                               3,819,265
                                                                          --------------
            MANAGED HEALTH CARE (0.5%)
    1,570   Aetna, Inc....................   7.875        03/01/11             1,546,255
      675   Cigna Corp....................   6.375        10/15/11               662,801
      440   Wellpoint Health Network
             Inc..........................   6.375        06/15/06               448,709
                                                                          --------------
                                                                               2,657,765
                                                                          --------------
            MEDIA CONGLOMERATES (0.6%)
    1,000   News America
             Holdings, Inc................   7.75         12/01/45               927,831
    2,000   Time Warner Inc...............   9.15         02/01/23             2,404,156
                                                                          --------------
                                                                               3,331,987
                                                                          --------------
            MOTOR VEHICLES (0.1%)
      445   DaimlerChrysler North American
             Holdings Co..................   8.50         01/18/31               475,042
                                                                          --------------
            MULTI-LINE INSURANCE (0.3%)
    1,065   Farmers Exchange Capital -
             144A**.......................   7.05         07/15/28               845,966
      895   Hartford Financial Services
             Group Inc....................   7.90         06/15/10               979,625
                                                                          --------------
                                                                               1,825,591
                                                                          --------------
            OIL & GAS PIPELINES (0.1%)
      335   Williams Companies, Inc.......   7.50         01/15/31               326,361
      340   Williams Companies, Inc.......   7.75         06/15/31               341,041
                                                                          --------------
                                                                                 667,402
                                                                          --------------
            PHARMACEUTICALS: MAJOR (0.1%)
      560   American Home Products
             Corp.........................   6.70         03/15/11               580,242
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

            PROPERTY - CASUALTY INSURERS (0.2%)
$     885   Florida Windstorm - 144A**....   7.125%       02/25/19        $      907,482
                                                                          --------------
            RAILROADS (0.3%)
    1,601   Southern Pacific
             Transportation Co.
             (Series B)...................   7.28         04/30/15             1,671,946
                                                                          --------------
            REAL ESTATE DEVELOPMENT (0.0%)
      217   World Financial Properties
             Tower (Class B)..............   6.91         09/01/13               218,423
                                                                          --------------
            REAL ESTATE INVESTMENT TRUSTS (0.1%)
      525   EOP Operating L.P.............   6.763        06/15/07               534,279
      240   Simon Property Group LP.......   6.375        11/15/07               234,787
                                                                          --------------
                                                                                 769,066
                                                                          --------------
            SERVICES TO THE HEALTH INDUSTRY (0.1%)
      305   Anthem Insurance - 144A**.....   9.125        04/01/10               327,758
      200   Anthem Insurance - 144A**.....   9.00         04/01/27               201,306
                                                                          --------------
                                                                                 529,064
                                                                          --------------
            SPECIALTY TELECOMMUNICATIONS (0.3%)
      665   PCCW HKTC Capital Ltd. (Hong
             Kong) - 144A**...............   7.75         11/15/11               663,456
      155   Qwest Capital Funding.........   7.90         08/15/10               157,687
      635   Qwest Capital Funding -
             144A**.......................   7.25         02/15/11               618,790
                                                                          --------------
                                                                               1,439,933
                                                                          --------------
            WIRELESS COMMUNICATIONS (0.2%)
      435   AT&T Wireless - 144A**........   8.75         03/01/31               493,024
      375   Vodafone Airtouch PLC (United
             Kingdom).....................   7.75         02/15/10               411,861
      225   Vodafone Group PLC (United
             Kingdom).....................   6.65         05/01/08               232,757
                                                                          --------------
                                                                               1,137,642
                                                                          --------------
            TOTAL CORPORATE BONDS
             (COST $50,877,415).........................................      51,462,886
                                                                          --------------
            ASSET-BACKED SECURITIES (1.2%)
            FINANCE/RENTAL/LEASING
      700   American Express Credit
             Assets.......................   5.53         10/15/08               715,568
      915   Chase Credit Card Master
             Trust........................   5.50         11/17/08               931,746
      950   Citibank Credit Issuance
             Trust........................   6.90         10/15/07             1,016,958
    1,400   Detroit Edison Sec 2001-1 CL
             A5...........................   6.42         03/01/15             1,407,861
      366   First Security Auto Owner
             Trust........................   7.30         07/15/04               374,429
      710   Ford Credit Auto Owner
             Trust........................   6.74         06/15/04               733,540
      610   MMCA Automobile Trust.........   7.00         06/15/04               626,081

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                   COUPON        MATURITY
THOUSANDS                                    RATE           DATE              VALUE

----------------------------------------------------------------------------------------

$     600   PSE&G Transition Funding
             LLC..........................   6.61%        06/15/15        $      622,122
      385   Toyota Auto Receivables Owner
             Trust........................   6.76         08/15/04               397,997
                                                                          --------------
            TOTAL ASSET-BACKED SECURITIES
             (COST $6,714,445)..........................................       6,826,302
                                                                          --------------
            SHORT-TERM INVESTMENTS (37.0%)
            U.S. GOVERNMENT AGENCY & OBLIGATIONS (a) (36.8%)
  210,000   Federal Home Loan Mortgage
             Corp.***.....................   1.51         01/02/02           209,991,192
      150   U.S. Treasury Bill............   0.77         04/18/02               149,193
                                                                          --------------
            TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
             (COST $210,140,384)........................................     210,140,385
                                                                          --------------
            REPURCHASE AGREEMENT (0.2%)
      868   The Bank of New York (dated
             12/31/01; proceeds $868,424)
             (b)
             (COST $868,381)..............   0.875        01/02/02               868,381
                                                                          --------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $211,008,765)........................................     211,008,766
                                                                          --------------

            TOTAL INVESTMENTS
             (COST $615,201,688) (c)............................  118.5%     676,125,006
            LIABILITIES IN EXCESS OF OTHER ASSETS...............  (18.5)    (105,583,838)
                                                                  -----   --------------
            NET ASSETS..........................................  100.0%  $  570,541,168
                                                                  =====   ==============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY $880,928 FEDERAL HOME LOAN MORTGAGE CORP. 5.775% DUE 06/26/06, VALUED AT $885,750.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $72,632,029 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,708,711, RESULTING IN NET UNREALIZED APPRECIATION OF $60,923,318.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2001:
   NUMBER OF                          DESCRIPTION, DELIVERY       UNDERLYING FACE   UNREALIZED
   CONTRACTS       LONG/SHORT            MONTH, AND YEAR          AMOUNT AT VALUE  DEPRECIATION
-----------------------------------------------------------------------------------------------
       7              Short       US Treasury Note Future 10
                                  Year, March 2002                   $(735,984)       $(3,663)
       6              Short       US Treasury Bond 30 Year,
                                  March 2002                          (609,188)        (2,260)
                                                                                      -------
  Total unrealized depreciation..................................................     $(5,923)
                                                                                      =======

                       SEE NOTES TO FINANCIAL STATEMENTS

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                                      121

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                              MONEY         SHORT-TERM    QUALITY INCOME       HIGH
                                              MARKET           BOND            PLUS           YIELD         UTILITIES
                                          --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 546,369,415   $  50,042,158   $ 542,697,663   $  68,732,473   $ 353,811,058
Cash....................................          5,103        --               242,218        --                22,639
Receivable for:
  Investments sold......................       --              --             1,362,401        --              --
  Shares of beneficial interest sold....     13,600,324         879,151       3,352,107          71,338         181,378
  Dividends.............................       --              --              --              --               603,792
  Interest..............................        115,256         331,541       7,428,489       2,500,065         491,734
  Foreign withholding taxes reclaimed...       --              --              --              --              --
  Variation margin......................       --                15,189        --              --              --
Prepaid expenses and other assets.......            812              27           3,574           1,540              12
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    560,090,910      51,268,066     555,086,452      71,305,416     355,110,613
                                          -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --               303,613      47,200,905          33,902       1,536,450
  Shares of beneficial interest
   repurchased..........................      1,069,442          10,321         378,911          68,038       1,013,652
  Variation margin......................       --              --               344,437        --              --
  Distribution fee (Class Y)............         20,945           5,019          11,041           1,276           5,019
  Investment management fee.............        231,782          19,385         213,222          31,076         192,286
  Payable to bank.......................       --              --              --               481,812        --
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --              --              --
Accrued expenses and other payables.....         50,814          21,983          65,332          55,739          64,221
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................      1,372,983         360,321      48,213,848         671,843       2,811,628
                                          -------------   -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 558,717,927   $  50,907,745   $ 506,872,604   $  70,633,573   $ 352,298,985
                                          =============   =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 558,717,738   $  50,488,337   $ 524,919,957   $ 392,295,580   $ 279,326,819
Accumulated undistributed net investment
 income (loss)..........................            189         (83,095)       (475,593)        942,409         (27,612)
Accumulated undistributed net realized
 gain (loss)............................       --               255,416     (30,332,432)    (81,496,482)       (705,251)
Net unrealized appreciation
 (depreciation).........................       --               247,087      12,760,672    (241,107,934)     73,705,029
                                          -------------   -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 558,717,927   $  50,907,745   $ 506,872,604   $  70,633,573   $ 352,298,985
                                          =============   =============   =============   =============   =============
    *COST...............................  $ 546,369,415   $  49,795,842   $ 531,398,103   $ 309,840,407   $ 280,106,029
                                          =============   =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 452,765,450   $  25,857,578   $ 452,757,239   $  64,470,443   $ 327,749,363
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    452,765,290       2,542,098      42,927,167      48,363,426      22,255,113
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.17   $       10.55   $        1.33   $       14.73
                                          =============   =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $ 105,952,477   $  25,050,167   $  54,115,365   $   6,163,130   $  24,549,622
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    105,952,448       2,466,476       5,136,312       4,618,282       1,667,611
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.16   $       10.54   $        1.33   $       14.72
                                          =============   =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $194,880.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              GLOBAL
                                              INCOME         DIVIDEND        CAPITAL         DIVIDEND
                                             BUILDER          GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  70,778,375   $1,315,351,943  $ 111,367,652   $ 294,611,806
Cash....................................         11,873         --               92,132         177,569
Receivable for:
  Investments sold......................       --              3,756,471        138,668         440,852
  Shares of beneficial interest sold....          7,813          178,920         35,239          54,135
  Dividends.............................        125,297        1,521,190         34,913         372,297
  Interest..............................        397,115         --             --              --
  Foreign withholding taxes reclaimed...       --                 23,542       --               484,808
  Variation margin......................       --               --             --              --
Prepaid expenses and other assets.......            725               17            670              59
                                          -------------   --------------  -------------   -------------
    TOTAL ASSETS........................     71,321,198    1,320,832,083    111,669,274     296,141,526
                                          -------------   --------------  -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --               --            1,090,455        --
  Shares of beneficial interest
   repurchased..........................      1,042,925          839,855         95,202         229,847
  Variation margin......................       --               --             --              --
  Distribution fee (Class Y)............          1,458           12,344          1,352           2,140
  Investment management fee.............         44,589          603,852         60,731         187,035
  Payable to bank.......................       --               --             --              --
Unrealized depreciation on open forward
 foreign currency contracts.............       --               --             --              --
Accrued expenses and other payables.....         25,241          119,530         43,250          70,632
                                          -------------   --------------  -------------   -------------
    TOTAL LIABILITIES...................      1,114,213        1,575,581      1,290,990         489,654
                                          -------------   --------------  -------------   -------------
    NET ASSETS..........................  $  70,206,985   $1,319,256,502  $ 110,378,284   $ 295,651,872
                                          =============   ==============  =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  75,894,525   $1,536,488,905  $ 129,738,368   $ 299,095,660
Accumulated undistributed net investment
 income (loss)..........................         (6,414)              44        257,317       3,453,657
Accumulated undistributed net realized
 gain (loss)............................     (8,462,915)    (371,231,747)   (28,858,124)    (11,106,890)
Net unrealized appreciation
 (depreciation).........................      2,781,789      153,999,300      9,240,723       4,209,445
                                          -------------   --------------  -------------   -------------
    NET ASSETS..........................  $  70,206,985   $1,319,256,502  $ 110,378,284   $ 295,651,872
                                          =============   ==============  =============   =============
    *COST...............................  $  67,996,586   $1,161,352,643  $ 102,126,929   $ 290,398,081
                                          =============   ==============  =============   =============
CLASS X SHARES:
Net Assets..............................  $  63,059,946   $1,258,863,419  $ 103,763,582   $ 285,158,086
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      5,941,653       93,370,150      7,593,642      24,852,633
    NET ASSET VALUE PER SHARE...........  $       10.61   $        13.48  $       13.66   $       11.47
                                          =============   ==============  =============   =============
CLASS Y SHARES:
Net Assets..............................  $   7,147,039   $   60,393,083  $   6,614,702   $  10,493,786
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        674,418        4,484,727        485,933         917,892
    NET ASSET VALUE PER SHARE...........  $       10.60   $        13.47  $       13.61   $       11.43
                                          =============   ==============  =============   =============


                                             EUROPEAN        PACIFIC
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 337,746,945   $  40,493,372   $1,110,743,953  $ 212,482,445
Cash....................................         20,494         236,756**          3,255         36,914
Receivable for:
  Investments sold......................        601,937        --             22,227,475         36,187
  Shares of beneficial interest sold....         38,665          15,360          170,030        490,888
  Dividends.............................        178,891           4,330          400,820        201,185
  Interest..............................       --              --               --             --
  Foreign withholding taxes reclaimed...        716,754          15,838            1,957       --
  Variation margin......................       --              --               --             --
Prepaid expenses and other assets.......            883           1,861           10,470          3,283
                                          -------------   -------------   --------------  -------------
    TOTAL ASSETS........................    339,304,569      40,767,517    1,133,557,960    213,250,902
                                          -------------   -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --              --             48,668,723        105,768
  Shares of beneficial interest
   repurchased..........................      1,695,251       5,851,125          856,312      1,335,444
  Variation margin......................       --              --               --               68,175
  Distribution fee (Class Y)............          4,757             950           12,738          9,316
  Investment management fee.............        269,492          32,184          459,669         71,437
  Payable to bank.......................       --              --               --             --
Unrealized depreciation on open forward
 foreign currency contracts.............        175,539        --               --             --
Accrued expenses and other payables.....        105,582         104,648          116,051         61,358
                                          -------------   -------------   --------------  -------------
    TOTAL LIABILITIES...................      2,250,621       5,988,907       50,113,493      1,651,498
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 337,053,948   $  34,778,610   $1,083,444,467  $ 211,599,404
                                          =============   =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 359,851,959   $  93,696,270   $1,514,708,380  $ 239,962,593
Accumulated undistributed net investment
 income (loss)..........................      4,047,787        (137,590)          (1,170)     1,908,500
Accumulated undistributed net realized
 gain (loss)............................    (56,306,919)    (53,526,536)    (519,895,348)    (8,874,497)
Net unrealized appreciation
 (depreciation).........................     29,461,121      (5,253,534)      88,632,605    (21,397,192)
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 337,053,948   $  34,778,610   $1,083,444,467  $ 211,599,404
                                          =============   =============   ==============  =============
    *COST...............................  $ 308,096,077   $  45,744,859   $1,022,111,348  $ 233,960,702
                                          =============   =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $ 316,195,567   $  33,138,282   $1,022,334,705  $ 165,465,381
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     18,917,665       8,323,928       45,110,315     15,794,931
    NET ASSET VALUE PER SHARE...........  $       16.71   $        3.98   $        22.66  $       10.48
                                          =============   =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $  20,858,381   $   1,640,328   $   61,109,762  $  46,134,023
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,252,719         412,419        2,698,838      4,420,170
    NET ASSET VALUE PER SHARE...........  $       16.65   $        3.98   $        22.64  $       10.44
                                          =============   =============   ==============  =============

---------------------

 **   INCLUDES FOREIGN CASH OF $194,880.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
DECEMBER 31, 2001

                                           COMPETITIVE
                                               EDGE         AGGRESSIVE
                                           "BEST IDEAS"       EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  45,941,594   $  88,944,093   $  11,805,945   $ 676,125,006
Cash....................................          3,985        --                37,017        --
Receivable for:
  Investments sold......................       --               356,809        --             1,946,286
  Shares of beneficial interest sold....         12,628          70,837           8,333         327,168
  Dividends.............................         34,970          46,807           1,811         418,989
  Interest..............................       --              --                 9,240       1,272,944
  Foreign withholding taxes reclaimed...         31,376        --              --              --
Prepaid expenses and other assets.......            664           2,429             204          13,139
Receivable from affiliate...............       --              --                36,335        --
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................     46,025,217      89,420,975      11,898,885     680,103,532
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             1,156,061        --           108,804,290
  Shares of beneficial interest
   repurchased..........................         20,639          90,452           4,512         421,099
  Variation margin......................       --              --              --                10,265
  Distribution fee (Class Y)............          1,223           3,893           1,565           9,836
  Investment management fee.............         25,472          56,377        --               241,720
Accrued expenses and other payables.....         25,374          44,906          31,945          75,154
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................         72,708       1,351,689          38,022     109,562,364
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  45,952,509   $  88,069,286   $  11,860,863   $ 570,541,168
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  70,088,823   $ 135,566,600   $  16,690,715   $ 533,020,238
Accumulated undistributed net investment
 income.................................        298,261         184,187          96,546         172,160
Accumulated net realized loss...........    (15,826,647)    (51,038,626)     (4,579,947)    (23,568,625)
Net unrealized appreciation
 (depreciation).........................     (8,607,928)      3,357,125        (346,451)     60,917,395
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  45,952,509   $  88,069,286   $  11,860,863   $ 570,541,168
                                          =============   =============   =============   =============
    *COST...............................  $  54,549,996   $  85,586,968   $  12,152,396   $ 615,201,688
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  40,083,777   $  69,417,702   $   4,434,357   $ 522,655,329
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      5,592,654       6,803,098         835,104      37,491,595
    NET ASSET VALUE PER SHARE...........  $        7.17   $       10.20   $        5.31   $       13.94
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   5,868,732   $  18,651,584   $   7,426,506   $  47,885,839
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        821,979       1,833,640       1,402,127       3,437,900
    NET ASSET VALUE PER SHARE...........  $        7.14   $       10.17   $        5.30   $       13.93
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                              MONEY         SHORT-TERM    QUALITY INCOME       HIGH
                                              MARKET           BOND            PLUS           YIELD         UTILITIES
                                          --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $  21,080,306   $   1,126,465   $  29,169,161   $  18,440,859   $   3,340,235
  Dividends.............................       --              --              --              --             9,535,648*
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL INCOME........................     21,080,306       1,126,465      29,169,161      18,440,859      12,875,883
                                          -------------   -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............      2,487,979         115,398       2,297,200         514,608       2,940,607
  Distribution fee (Class Y shares).....        159,510          25,690          66,513          11,153          54,717
  Professional fees.....................         26,629          24,240          33,610          45,831          29,619
  Custodian fees........................         27,796          22,701          43,220           9,175          23,979
  Shareholder reports and notices.......         17,152           1,454          30,949          31,159          28,168
  Trustees' fees and expenses...........            855             158             825             212             955
  Transfer agent fees and expenses......            500             500             500             500             500
  Other.................................          2,717           3,252           7,954           7,420           5,042
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      2,723,138         193,393       2,480,771         620,058       3,083,587
Less: expense offset....................       --               (16,260)       --              --              --
Less: amounts waived/reimbursed.........       --               (11,844)       --              --              --
                                          -------------   -------------   -------------   -------------   -------------
    NET EXPENSES........................      2,723,138         165,289       2,480,771         620,058       3,083,587
                                          -------------   -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME...............     18,357,168         961,176      26,688,390      17,820,801       9,792,296
                                          -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................          5,214         302,230       8,325,417     (47,026,073)      5,575,752
  Futures contracts.....................       --                 7,944         465,480        --              --
                                          -------------   -------------   -------------   -------------   -------------
      NET GAIN (LOSS)...................          5,214         310,174       8,790,897     (47,026,073)      5,575,752
                                          -------------   -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................       --               226,539       3,867,595     (11,351,187)   (150,471,025)
  Futures contracts.....................       --                   771       1,461,112        --              --
                                          -------------   -------------   -------------   -------------   -------------
      NET APPRECIATION (DEPRECIATION)...       --               227,310       5,328,707     (11,351,187)   (150,471,025)
                                          -------------   -------------   -------------   -------------   -------------
      NET GAIN (LOSS)...................          5,214         537,484      14,119,604     (58,377,260)   (144,895,273)
                                          -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $  18,362,382   $   1,498,660   $  40,807,994   $ (40,556,459)  $(135,102,977)
                                          =============   =============   =============   =============   =============

---------------------

 *    NET OF $46,888 FOREIGN WITHHOLDING TAX.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                             DIVIDEND        CAPITAL      GLOBAL DIVIDEND
                                          INCOME BUILDER      GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  ---------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $   1,771,960   $     256,841   $     433,442    $     404,699
  Dividends.............................      1,659,952      34,486,664*        797,053*       7,992,621*
                                          -------------   -------------   -------------    -------------
    TOTAL INCOME........................      3,431,912      34,743,505       1,230,495        8,397,320
                                          -------------   -------------   -------------    -------------
EXPENSES
  Investment management fee.............        502,750       7,727,136         888,331        2,459,977
  Distribution fee (Class Y shares).....          9,604          94,097          12,174           14,318
  Professional fees.....................         22,930          29,320          29,895           32,576
  Custodian fees........................          6,811          81,313          26,912           74,625
  Shareholder reports and notices.......          9,479         127,351          12,667           47,996
  Trustees' fees and expenses...........            536           7,271             894            2,769
  Transfer agent fees and expenses......            500             500             500              500
  Other.................................          2,600          11,188           1,212           11,922
                                          -------------   -------------   -------------    -------------
    TOTAL EXPENSES......................        555,210       8,078,176         972,585        2,644,683
Less: amounts waived/reimbursed.........       --              --              --               --
                                          -------------   -------------   -------------    -------------
    NET EXPENSES........................        555,210       8,078,176         972,585        2,644,683
                                          -------------   -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)........      2,876,702      26,665,329         257,910        5,752,637
                                          -------------   -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................     (6,125,756)   (104,386,936)    (26,223,368)      (6,825,497)
  Futures contracts.....................       --              --              --               --
  Foreign exchange transactions.........       --              --              --                (10,165)
                                          -------------   -------------   -------------    -------------
      NET LOSS..........................     (6,125,756)   (104,386,936)    (26,223,368)      (6,835,662)
                                          -------------   -------------   -------------    -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................      4,344,566      (2,096,175)    (20,160,783)     (21,664,148)
  Futures contracts.....................       --              --              --               --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --              --              --                 (9,434)
                                          -------------   -------------   -------------    -------------
      NET APPRECIATION (DEPRECIATION)...      4,344,566      (2,096,175)    (20,160,783)     (21,673,582)
                                          -------------   -------------   -------------    -------------
      NET LOSS..........................     (1,781,190)   (106,483,111)    (46,384,151)     (28,509,244)
                                          -------------   -------------   -------------    -------------
NET INCREASE (DECREASE).................  $   1,095,512   $ (79,817,782)  $ (46,126,241)   $ (22,756,607)
                                          =============   =============   =============    =============

---------------------

 *    NET OF $322,464, $4,633, $714,167, $896,268, $98,088, $57,957, $11,541,
      $49,881, $1,677, $132, AND $16,690 FOREIGN WITHHOLDING TAX, RESPECTIVELY.
 **   NET OF FOREIGN TAXES OF $13,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             EUROPEAN        PACIFIC
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $     524,814   $      97,559   $   7,103,431   $     316,290
  Dividends.............................      6,299,392*        640,189*      6,656,391*      2,630,765*
                                          -------------   -------------   -------------   -------------
    TOTAL INCOME........................      6,824,206         737,748      13,759,822       2,947,055
                                          -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............      3,806,995         483,401       6,418,456         837,012
  Distribution fee (Class Y shares).....         42,296           4,796         111,991          70,452
  Professional fees.....................         32,593          44,676          30,065          19,225
  Custodian fees........................        177,791         310,857          66,905          63,627
  Shareholder reports and notices.......         63,899          21,945         124,482          23,537
  Trustees' fees and expenses...........          3,403             334           9,043           2,299
  Transfer agent fees and expenses......            500             500             500             500
  Other.................................          9,485          19,263          12,045          21,804
                                          -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      4,136,962         885,772       6,773,487       1,038,456
Less: amounts waived/reimbursed.........       --              --              --              --
                                          -------------   -------------   -------------   -------------
    NET EXPENSES........................      4,136,962         885,772       6,773,487       1,038,456
                                          -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........      2,687,244        (148,024)      6,986,335       1,908,599
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................    (55,518,318)    (12,696,356)**  (448,383,743)    (5,914,126)
  Futures contracts.....................       --              --              --            (2,207,403)
  Foreign exchange transactions.........      2,089,625        (112,376)       --              --
                                          -------------   -------------   -------------   -------------
      NET LOSS..........................    (53,428,693)    (12,808,732)   (448,383,743)     (8,121,529)
                                          -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................    (36,500,577)      1,876,518     (41,792,666)    (23,096,340)
  Futures contracts.....................       --              --              --               164,253
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       (847,073)         12,551        --              --
                                          -------------   -------------   -------------   -------------
      NET APPRECIATION (DEPRECIATION)...    (37,347,650)      1,889,069     (41,792,666)    (22,932,087)
                                          -------------   -------------   -------------   -------------
      NET LOSS..........................    (90,776,343)    (10,919,663)   (490,176,409)    (31,053,616)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $ (88,089,099)  $ (11,067,687)  $(483,190,074)  $ (29,145,017)
                                          =============   =============   =============   =============

                                          COMPETITIVE EDGE    AGGRESSIVE
                                            "BEST IDEAS"        EQUITY       INFORMATION      STRATEGIST
                                          ----------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................    $      75,687   $     449,088   $      90,163   $  15,481,549
  Dividends.............................          671,842*        669,183*         18,177*      3,574,144*
                                            -------------   -------------   -------------   -------------
    TOTAL INCOME........................          747,529       1,118,271         108,340      19,055,693
                                            -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............          374,809         797,144          64,005       3,124,988
  Distribution fee (Class Y shares).....           13,328          39,838          11,794          85,536
  Professional fees.....................           21,351          19,337          49,656          31,983
  Custodian fees........................           18,549          55,760          22,748          39,761
  Shareholder reports and notices.......           12,323          19,179             531          51,910
  Trustees' fees and expenses...........              506           1,167              18           1,245
  Transfer agent fees and expenses......              500             500             500             500
  Other.................................            1,900           1,157           1,014          11,695
                                            -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................          443,266         934,082         150,266       3,347,618
Less: amounts waived/reimbursed.........        --               --              (138,472)       --
                                            -------------   -------------   -------------   -------------
    NET EXPENSES........................          443,266         934,082          11,794       3,347,618
                                            -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........          304,263         184,189          96,546      15,708,075
                                            -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................      (15,318,479)    (34,359,108)     (4,563,372)    (14,024,853)
  Futures contracts.....................        --               --              --               497,078
  Foreign exchange transactions.........           (4,896)       --              --              --
                                            -------------   -------------   -------------   -------------
      NET LOSS..........................      (15,323,375)    (34,359,108)     (4,563,372)    (13,527,775)
                                            -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................       (1,752,683)     (8,047,510)        (60,847)    (75,235,258)
  Futures contracts.....................        --               --              --                (5,923)
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................              (69)       --              --              --
                                            -------------   -------------   -------------   -------------
      NET APPRECIATION (DEPRECIATION)...       (1,752,752)     (8,047,510)        (60,847)    (75,241,181)
                                            -------------   -------------   -------------   -------------
      NET LOSS..........................      (17,076,127)    (42,406,618)     (4,624,219)    (88,768,956)
                                            -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................    $ (16,771,864)  $ (42,222,429)  $  (4,527,673)  $ (73,060,881)
                                            =============   =============   =============   =============

---------------------

 *    NET OF $322,464, $4,633, $714,167, $896,268, $98,088, $57,957, $11,541,
      $49,881, $1,677, $132, AND $16,690 FOREIGN WITHHOLDING TAX, RESPECTIVELY.
 **   NET OF FOREIGN TAXES OF $13,789.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                          SHORT-TERM BOND
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $  18,357,168       $  22,560,142      $     961,176       $     276,431
  Net realized gain (loss)...................            5,214               2,431            310,174              (1,534)
  Net change in unrealized
   appreciation/depreciation.................        --                  --                   227,310              48,780
                                                 -------------       -------------      -------------       -------------
    NET INCREASE (DECREASE)..................       18,362,382          22,562,573          1,498,660             323,677
                                                 -------------       -------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................      (16,395,899)        (22,379,796)          (679,053)           (256,046)
  Class Y Shares.............................       (1,961,364)           (180,251)          (429,836)            (18,021)
Net realized gain
  Class X Shares.............................           (4,750)             (2,394)         --                  --
  Class Y Shares.............................             (464)                (37)         --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (18,362,477)        (22,562,478)        (1,108,889)           (274,067)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      186,111,839         (63,037,023)        42,661,275           4,632,500
                                                 -------------       -------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................      186,111,744         (63,036,928)        43,051,046           4,682,110
NET ASSETS:
Beginning of period..........................      372,606,183         435,643,111          7,856,699           3,174,589
                                                 -------------       -------------      -------------       -------------
END OF PERIOD................................    $ 558,717,927       $ 372,606,183      $  50,907,745       $   7,856,699
                                                 =============       =============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $         189       $         284      $     (83,095)      $       2,364
                                                 =============       =============      =============       =============

---------------------

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                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        QUALITY INCOME PLUS                        HIGH YIELD
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $  26,688,390       $  28,732,096      $  17,820,801       $  38,051,913
  Net realized gain (loss)...................        8,790,897         (10,516,981)       (47,026,073)         (3,132,579)
  Net change in unrealized
   appreciation/depreciation.................        5,328,707          25,002,447        (11,351,187)       (102,561,779)
                                                 -------------       -------------      -------------       -------------
    NET INCREASE (DECREASE)..................       40,807,994          43,217,562        (40,556,459)        (67,642,445)
                                                 -------------       -------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................      (25,847,068)        (28,551,058)       (17,433,199)        (37,708,110)
  Class Y Shares.............................       (1,575,298)            (80,831)          (877,856)           (181,257)
Net realized gain
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (27,422,366)        (28,631,889)       (18,311,055)        (37,889,367)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       81,802,351         (59,032,899)        (1,091,250)        (43,559,323)
                                                 -------------       -------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................       95,187,979         (44,447,226)       (59,958,764)       (149,091,135)
NET ASSETS:
Beginning of period..........................      411,684,625         456,131,851        130,592,337         279,683,472
                                                 -------------       -------------      -------------       -------------
END OF PERIOD................................    $ 506,872,604       $ 411,684,625      $  70,633,573       $ 130,592,337
                                                 =============       =============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    (475,593)      $     170,211      $     942,409       $     183,893
                                                 =============       =============      =============       =============

                                                             UTILITIES                           INCOME BUILDER
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $   9,792,296       $  12,506,131      $   2,876,702       $   3,364,951
  Net realized gain (loss)...................        5,575,752          22,995,021         (6,125,756)         (1,439,206)
  Net change in unrealized
   appreciation/depreciation.................     (150,471,025)        (17,897,321)         4,344,566          (2,608,659)
                                                 -------------       -------------      -------------       -------------
    NET INCREASE (DECREASE)..................     (135,102,977)         17,603,831          1,095,512            (682,914)
                                                 -------------       -------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................       (9,551,429)        (12,359,196)        (2,768,953)         (3,258,344)
  Class Y Shares.............................         (474,333)           (137,756)          (185,469)            (16,825)
Net realized gain
  Class X Shares.............................      (27,668,154)        (33,661,404)         --                  --
  Class Y Shares.............................       (1,423,813)            (57,888)         --                  --
Paid-in-capital
  Class X Shares.............................        --                  --                  (107,996)           (188,897)
  Class Y Shares.............................        --                  --                    (7,234)               (975)
                                                 -------------       -------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (39,117,729)        (46,216,244)        (3,069,652)         (3,465,041)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (44,283,875)         18,929,027         11,833,945         (17,121,201)
                                                 -------------       -------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................     (218,504,581)         (9,683,386)         9,859,805         (21,269,156)
NET ASSETS:
Beginning of period..........................      570,803,566         580,486,952         60,347,180          81,616,336
                                                 -------------       -------------      -------------       -------------
END OF PERIOD................................    $ 352,298,985       $ 570,803,566      $  70,206,985       $  60,347,180
                                                 =============       =============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     (27,612)      $       9,160      $      (6,414)      $      29,137
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                          DIVIDEND GROWTH                        CAPITAL GROWTH
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............   $   26,665,329      $   33,434,804      $     257,910       $     801,077
  Net realized gain (loss)...................     (104,386,936)       (247,633,286)       (26,223,368)          8,578,573
  Net change in unrealized
   appreciation/depreciation.................       (2,096,175)        255,968,189        (20,160,783)         (7,754,345)
                                                --------------      --------------      -------------       -------------
    NET INCREASE (DECREASE)..................      (79,817,782)         41,769,707        (46,126,241)          1,625,305
                                                --------------      --------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................      (25,946,577)        (33,410,710)          (773,047)            (16,143)
  Class Y Shares.............................         (709,013)           (116,132)           (27,695)                (51)
Net realized gain
  Class X Shares.............................        --               (355,389,540)        (9,671,004)        (31,601,359)
  Class Y Shares.............................        --                   (366,002)          (378,927)            (99,741)
                                                --------------      --------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (26,655,590)       (389,282,384)       (10,850,673)        (31,717,294)
                                                --------------      --------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (146,076,979)       (114,494,397)       (19,347,265)         45,543,036
                                                --------------      --------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................     (252,550,351)       (462,007,074)       (76,324,179)         15,451,047
NET ASSETS:
Beginning of period..........................    1,571,806,853       2,033,813,927        186,702,463         171,251,416
                                                --------------      --------------      -------------       -------------
END OF PERIOD................................   $1,319,256,502      $1,571,806,853      $ 110,378,284       $ 186,702,463
                                                ==============      ==============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...   $           44      $       (9,695)     $     257,317       $     800,627
                                                ==============      ==============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      GLOBAL DIVIDEND GROWTH                     EUROPEAN GROWTH
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $   5,752,637       $   7,867,441      $   2,687,244       $   2,594,600
  Net realized gain (loss)...................       (6,835,662)          7,688,701        (53,428,693)         76,598,627
  Net change in unrealized
   appreciation/depreciation.................      (21,673,582)        (33,765,802)       (37,347,650)       (105,877,322)
                                                 -------------       -------------      -------------       -------------
    NET INCREASE (DECREASE)..................      (22,756,607)        (18,209,660)       (88,089,099)        (26,684,095)
                                                 -------------       -------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................       (8,890,511)         (2,796,221)        (4,595,028)         (3,290,821)
  Class Y Shares.............................         (157,422)          --                  (189,010)             (8,172)
Net realized gain
  Class X Shares.............................       (3,829,787)        (38,145,152)       (72,684,527)        (84,881,334)
  Class Y Shares.............................          (68,473)            (20,655)        (3,122,453)           (210,787)
                                                 -------------       -------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (12,946,193)        (40,962,028)       (80,591,018)        (88,391,114)
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (44,625,980)        (71,777,150)       (13,211,066)         54,315,573
                                                 -------------       -------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................      (80,328,780)       (130,948,838)      (181,891,183)        (60,759,636)
NET ASSETS:
Beginning of period..........................      375,980,652         506,929,490        518,945,131         579,704,767
                                                 -------------       -------------      -------------       -------------
END OF PERIOD................................    $ 295,651,872       $ 375,980,652      $ 337,053,948       $ 518,945,131
                                                 =============       =============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $   3,453,657       $   6,759,117      $   4,047,787       $   4,054,954
                                                 =============       =============      =============       =============

                                                          PACIFIC GROWTH                             EQUITY
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $    (148,024)      $      18,108     $    6,986,335      $   12,933,151
  Net realized gain (loss)...................      (12,808,732)          4,924,305       (448,383,743)        241,612,765
  Net change in unrealized
   appreciation/depreciation.................        1,889,069         (37,297,247)       (41,792,666)       (526,098,393)
                                                 -------------       -------------     --------------      --------------
    NET INCREASE (DECREASE)..................      (11,067,687)        (32,354,834)      (483,190,074)       (271,552,477)
                                                 -------------       -------------     --------------      --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................         (889,116)         (1,544,980)        (6,874,464)        (12,785,786)
  Class Y Shares.............................          (45,120)               (892)          (142,001)           (118,384)
Net realized gain
  Class X Shares.............................        --                  --              (279,989,635)       (309,799,810)
  Class Y Shares.............................        --                  --               (10,606,414)           (519,733)
                                                 -------------       -------------     --------------      --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........         (934,236)         (1,545,872)      (297,612,514)       (323,223,713)
                                                 -------------       -------------     --------------      --------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (18,157,070)        (17,089,075)        14,210,309         361,741,551
                                                 -------------       -------------     --------------      --------------
    TOTAL INCREASE (DECREASE)................      (30,158,993)        (50,989,781)      (766,592,279)       (233,034,639)
NET ASSETS:
Beginning of period..........................       64,937,603         115,927,384      1,850,036,746       2,083,071,385
                                                 -------------       -------------     --------------      --------------
END OF PERIOD................................    $  34,778,610       $  64,937,603     $1,083,444,467      $1,850,036,746
                                                 =============       =============     ==============      ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    (137,590)      $     (45,639)    $       (1,170)     $       28,983
                                                 =============       =============     ==============      ==============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                           S&P 500 INDEX                  COMPETITIVE EDGE "BEST IDEAS"
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $   1,908,599       $   1,936,508      $     304,263      $     386,773
  Net realized gain (loss)...................       (8,121,529)           (569,474)       (15,323,375)         5,361,073
  Net change in unrealized
   appreciation/depreciation.................      (22,932,087)        (23,329,057)        (1,752,752)       (20,691,597)
                                                 -------------       -------------      -------------      -------------
    NET INCREASE (DECREASE)..................      (29,145,017)        (21,962,023)       (16,771,864)       (14,943,751)
                                                 -------------       -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................       (1,685,269)         (1,171,429)          (348,939)          (314,559)
  Class Y Shares.............................         (251,291)             (8,524)           (32,735)            (2,328)
Net realized gain
  Class X Shares.............................        --                 (1,055,974)        (3,960,881)         --
  Class Y Shares.............................        --                     (7,684)          (413,197)         --
                                                 -------------       -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (1,936,560)         (2,243,611)        (4,755,752)          (316,887)
                                                 -------------       -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       19,427,233          61,496,562         (7,067,984)        27,513,945
                                                 -------------       -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (11,654,344)         37,290,928        (28,595,600)        12,253,307
NET ASSETS:
Beginning of period..........................      223,253,748         185,962,820         74,548,109         62,294,802
                                                 -------------       -------------      -------------      -------------
END OF PERIOD................................    $ 211,599,404       $ 223,253,748      $  45,952,509      $  74,548,109
                                                 =============       =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $   1,908,500       $   1,936,461      $     298,261      $     380,569
                                                 =============       =============      =============      =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         AGGRESSIVE EQUITY                         INFORMATION
                                               -------------------------------------  --------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR       FOR THE PERIOD
                                                     ENDED              ENDED               ENDED               ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000++
                                               -----------------  ------------------  -----------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $     184,189       $     390,024      $      96,546       $      14,872
  Net realized gain (loss)...................      (34,359,108)        (16,497,626)        (4,563,372)            (16,575)
  Net change in unrealized
   appreciation/depreciation.................       (8,047,510)          4,022,722            (60,847)           (285,604)
                                                 -------------       -------------      -------------       -------------
    NET INCREASE (DECREASE)..................      (42,222,429)        (12,084,880)        (4,527,673)           (287,307)
                                                 -------------       -------------      -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................         (337,431)            (49,395)            (7,156)          --
  Class Y Shares.............................          (52,589)               (497)            (8,125)          --
Net realized gain
  Class X Shares.............................        --                  --                 --                  --
  Class Y Shares.............................        --                  --                 --                  --
                                                 -------------       -------------      -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........         (390,020)            (49,892)           (15,281)          --
                                                 -------------       -------------      -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (21,367,646)        125,986,777         11,802,317           4,888,807
                                                 -------------       -------------      -------------       -------------
    TOTAL INCREASE (DECREASE)................      (63,980,095)        113,852,005          7,259,363           4,601,500
NET ASSETS:
Beginning of period..........................      152,049,381          38,197,376          4,601,500           --
                                                 -------------       -------------      -------------       -------------
END OF PERIOD................................    $  88,069,286       $ 152,049,381      $  11,860,863       $   4,601,500
                                                 =============       =============      =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     184,187       $     390,018      $      96,546       $      15,281
                                                 =============       =============      =============       =============

                                                            STRATEGIST
                                               -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................    $  15,708,075       $  19,788,254
  Net realized gain (loss)...................      (13,527,775)         26,318,018
  Net change in unrealized
   appreciation/depreciation.................      (75,241,181)        (34,158,403)
                                                 -------------       -------------
    NET INCREASE (DECREASE)..................      (73,060,881)         11,947,869
                                                 -------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X Shares.............................      (15,113,265)        (19,395,713)
  Class Y Shares.............................         (872,432)           (245,565)
Net realized gain
  Class X Shares.............................      (25,786,206)        (85,487,009)
  Class Y Shares.............................       (1,505,344)           (209,745)
                                                 -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (43,277,247)       (105,338,032)
                                                 -------------       -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (37,790,181)         88,358,964
                                                 -------------       -------------
    TOTAL INCREASE (DECREASE)................     (154,128,309)         (5,031,199)
NET ASSETS:
Beginning of period..........................      724,669,477         729,700,676
                                                 -------------       -------------
END OF PERIOD................................    $ 570,541,168       $ 724,669,477
                                                 =============       =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     172,160       $     149,692
                                                 =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                           MONEY MARKET                          SHORT-TERM BOND
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................     1,327,878,803        934,549,163          3,131,178             733,662
Reinvestment of dividends and
 distributions...............................        16,400,649         22,382,190             67,272              25,864
Redeemed.....................................    (1,250,307,217)    (1,033,781,220)        (1,301,529)           (435,676)
                                                ---------------    ---------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        93,972,235        (76,849,867)         1,896,921             323,850
                                                ===============    ===============      =============       =============
AMOUNT
Sold.........................................   $ 1,327,878,803    $   934,549,163      $  31,630,451       $   7,265,518
Reinvestment of dividends and
 distributions...............................        16,400,649         22,382,190            679,053             256,046
Redeemed.....................................    (1,250,307,217)    (1,033,781,220)       (13,110,927)         (4,317,357)
                                                ---------------    ---------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............   $    93,972,235    $   (76,849,867)     $  19,198,577       $   3,204,207
                                                ===============    ===============      =============       =============

CLASS Y SHARES
SHARES
Sold.........................................       364,123,457         21,834,091          3,368,543             152,198
Reinvestment of dividends and
 distributions...............................         1,961,828            180,288             42,519               1,815
Redeemed.....................................      (273,945,681)        (8,201,535)        (1,088,304)            (10,295)
                                                ---------------    ---------------      -------------       -------------
NET INCREASE - CLASS Y.......................        92,139,604         13,812,844          2,322,758             143,718
                                                ===============    ===============      =============       =============
AMOUNT
Sold.........................................   $   364,123,457    $    21,834,091      $  34,082,425       $   1,512,471
Reinvestment of dividends and
 distributions...............................         1,961,828            180,288            429,836              18,021
Redeemed.....................................      (273,945,681)        (8,201,535)       (11,049,563)           (102,199)
                                                ---------------    ---------------      -------------       -------------
NET INCREASE - CLASS Y.......................   $    92,139,604    $    13,812,844      $  23,462,698       $   1,428,293
                                                ===============    ===============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        QUALITY INCOME PLUS                        HIGH YIELD
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................       15,119,925           5,308,884         18,143,830           7,327,491
Reinvestment of dividends and
 distributions...............................        2,472,345           2,888,463          9,657,042          10,699,948
Redeemed.....................................      (14,430,593)        (14,707,375)       (32,334,252)        (29,780,742)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............        3,161,677          (6,510,028)        (4,533,380)        (11,753,303)
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 158,201,213       $  52,461,632      $  38,065,972       $  26,691,531
Reinvestment of dividends and
 distributions...............................       25,847,068          28,551,058         17,433,199          37,708,109
Redeemed.....................................     (150,702,586)       (145,125,419)       (63,688,048)       (110,680,449)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $  33,345,695       $ (64,112,729)     $  (8,188,877)      $ (46,280,809)
                                                 =============       =============      =============       =============

CLASS Y SHARES
SHARES
Sold.........................................        5,159,930             521,019          4,414,455             838,148
Reinvestment of dividends and
 distributions...............................          150,006               8,045            528,829              62,141
Redeemed.....................................         (680,391)            (22,297)        (1,124,542)           (100,749)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................        4,629,545             506,767          3,818,742             799,540
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  54,006,767       $   5,222,238      $   8,282,640       $   2,862,807
Reinvestment of dividends and
 distributions...............................        1,575,298              80,830            877,856             181,257
Redeemed.....................................       (7,125,409)           (223,238)        (2,062,869)           (322,578)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $  48,456,656       $   5,079,830      $   7,097,627       $   2,721,486
                                                 =============       =============      =============       =============

                                                             UTILITIES                           INCOME BUILDER
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................        2,190,761           3,339,684          2,673,254             596,272
Reinvestment of dividends and
 distributions...............................        2,109,497           2,132,995            268,707             318,465
Redeemed.....................................       (7,487,969)         (5,380,502)        (2,468,891)         (2,580,512)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (3,187,711)             92,177            473,070          (1,665,775)
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  40,178,802       $  75,452,968      $  29,639,063       $   6,501,915
Reinvestment of dividends and
 distributions...............................       37,219,583          46,020,620          2,876,950           3,447,241
Redeemed.....................................     (135,821,222)       (121,835,075)       (27,104,429)        (28,033,361)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $ (58,422,837)      $    (361,487)     $   5,411,584       $ (18,084,205)
                                                 =============       =============      =============       =============
CLASS Y SHARES
SHARES
Sold.........................................        1,304,995             911,424            674,648              96,113
Reinvestment of dividends and
 distributions...............................          108,451               8,984             18,183               1,646
Redeemed.....................................         (625,512)            (40,731)          (107,327)             (8,845)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................          787,934             879,677            585,504              88,914
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  23,965,784       $  19,996,170      $   7,363,430       $   1,040,551
Reinvestment of dividends and
 distributions...............................        1,898,146             195,644            192,703              17,800
Redeemed.....................................      (11,724,968)           (901,300)        (1,133,772)            (95,347)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $  14,138,962       $  19,290,514      $   6,422,361       $     963,004
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                          DIVIDEND GROWTH                        CAPITAL GROWTH
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................        8,370,592           6,915,502          1,066,597           2,339,000
Reinvestment of dividends and
 distributions...............................        1,918,988          29,902,455            663,536           1,544,543
Redeemed.....................................      (23,994,002)        (40,746,272)        (3,267,914)         (1,968,416)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............      (13,704,422)         (3,928,315)        (1,537,781)          1,915,127
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 118,517,749       $ 107,878,599      $  17,791,534       $  53,795,246
Reinvestment of dividends and
 distributions...............................       25,946,577         379,049,270         10,444,051          31,601,359
Redeemed.....................................     (334,828,122)       (619,548,550)       (52,411,078)        (43,563,364)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $(190,363,796)      $(132,620,681)     $ (24,175,493)      $  41,833,241
                                                 =============       =============      =============       =============

CLASS Y SHARES
SHARES
Sold.........................................        3,957,756           1,340,964            365,012             186,139
Reinvestment of dividends and
 distributions...............................           53,019              37,255             25,900               4,877
Redeemed.....................................         (843,290)            (60,977)           (82,314)            (13,681)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................        3,167,485           1,317,242            308,598             177,335
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  55,420,396       $  18,463,831      $   5,653,670       $   3,889,764
Reinvestment of dividends and
 distributions...............................          709,013             482,134            406,622              99,741
Redeemed.....................................      (11,842,592)           (819,681)        (1,232,064)           (279,710)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $  44,286,817       $  18,126,284      $   4,828,228       $   3,709,795
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      GLOBAL DIVIDEND GROWTH                     EUROPEAN GROWTH
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................        2,547,819           2,246,998         11,284,455           9,230,245
Reinvestment of dividends and
 distributions...............................        1,079,822           3,301,049          4,446,465           3,299,856
Redeemed.....................................       (8,141,744)        (11,288,529)       (16,852,961)        (10,913,565)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (4,514,103)         (5,740,482)        (1,122,041)          1,616,536
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  30,457,581       $  28,967,660      $ 219,081,336       $ 272,639,151
Reinvestment of dividends and
 distributions...............................       12,720,298          40,941,373         77,279,555          88,172,155
Redeemed.....................................      (96,536,326)       (143,825,063)      (325,114,133)       (317,442,661)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $ (53,358,447)      $ (73,916,030)     $ (28,753,242)      $  43,368,645
                                                 =============       =============      =============       =============

CLASS Y SHARES
SHARES
Sold.........................................          856,167             186,212          6,049,689             468,981
Reinvestment of dividends and
 distributions...............................           19,225               1,677            191,083               8,195
Redeemed.....................................         (131,472)            (13,917)        (5,405,710)            (59,519)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................          743,920             173,972            835,062             417,657
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  10,018,100       $   2,287,280      $ 104,636,188       $  12,215,627
Reinvestment of dividends and
 distributions...............................          225,895              20,655          3,311,463             218,959
Redeemed.....................................       (1,511,528)           (169,055)       (92,405,475)         (1,487,658)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $   8,732,467       $   2,138,880      $  15,542,176       $  10,946,928
                                                 =============       =============      =============       =============

                                                          PACIFIC GROWTH                             EQUITY
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................      111,809,242          51,041,243          2,207,985           7,164,752
Reinvestment of dividends and
 distributions...............................          184,464             197,316         11,357,188           7,535,790
Redeemed.....................................     (115,218,886)        (53,387,675)       (14,280,240)         (7,537,949)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (3,225,180)         (2,149,116)          (715,067)          7,162,593
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $ 507,769,717       $ 359,491,480      $  65,478,473       $ 363,241,322
Reinvestment of dividends and
 distributions...............................          889,116           1,544,980        286,864,099         319,231,351
Redeemed.....................................     (527,267,864)       (379,056,684)      (389,764,092)       (355,434,066)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $ (18,609,031)      $ (18,020,224)     $ (37,421,520)      $ 327,038,607
                                                 =============       =============      =============       =============
CLASS Y SHARES
SHARES
Sold.........................................       19,194,728             142,556          1,889,420             829,761
Reinvestment of dividends and
 distributions...............................            9,361                 114            426,095              14,864
Redeemed.....................................      (18,922,766)            (11,574)          (421,163)            (40,139)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................          281,323             131,096          1,894,352             804,486
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  82,178,698       $   1,009,590      $  51,929,531       $  35,773,057
Reinvestment of dividends and
 distributions...............................           45,120                 892         10,748,415             623,947
Redeemed.....................................      (81,771,857)            (79,333)       (11,046,117)         (1,694,060)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $     451,961       $     931,149      $  51,631,829       $  34,702,944
                                                 =============       =============      =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                           S&P 500 INDEX                  COMPETITIVE EDGE "BEST IDEAS"
                                               -------------------------------------  -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------  -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................        3,535,737           6,860,524          1,888,226          3,173,771
Reinvestment of dividends and
 distributions...............................          151,553             168,487            544,857             26,257
Redeemed.....................................       (5,358,791)         (3,409,330)        (3,705,547)        (1,371,010)
                                                 -------------       -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (1,671,501)          3,619,681         (1,272,464)         1,829,018
                                                 =============       =============      =============      =============
AMOUNT
Sold.........................................    $  38,618,659       $  89,722,478      $  16,869,592      $  37,675,407
Reinvestment of dividends and
 distributions...............................        1,685,269           2,227,401          4,309,820            314,559
Redeemed.....................................      (57,391,636)        (44,290,749)       (31,322,011)       (15,717,456)
                                                 -------------       -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (17,087,708)      $  47,659,130      $ (10,142,599)     $  22,272,510
                                                 =============       =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        4,013,501           1,162,112            453,466            508,335
Reinvestment of dividends and
 distributions...............................           22,639               1,226             56,519                194
Redeemed.....................................         (673,217)           (106,091)          (147,261)           (49,274)
                                                 -------------       -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        3,362,923           1,057,247            362,724            459,255
                                                 =============       =============      =============      =============
AMOUNT
Sold.........................................    $  43,449,899       $  15,208,446      $   3,789,065      $   5,807,167
Reinvestment of dividends and
 distributions...............................          251,291              16,208            445,932              2,328
Redeemed.....................................       (7,186,249)         (1,387,222)        (1,160,382)          (568,060)
                                                 -------------       -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $  36,514,941       $  13,837,432      $   3,074,615      $   5,241,435
                                                 =============       =============      =============      =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         AGGRESSIVE EQUITY                         INFORMATION
                                               -------------------------------------  --------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR       FOR THE YEAR       FOR THE PERIOD
                                                     ENDED              ENDED               ENDED               ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+  DECEMBER 31, 2001  DECEMBER 31, 2000++
                                               -----------------  ------------------  -----------------  -------------------
CLASS X SHARES
SHARES
Sold.........................................        1,397,087           9,387,514          1,948,510             302,730
Reinvestment of dividends and
 distributions...............................           30,020               3,288              1,168           --
Redeemed.....................................       (4,314,752)         (2,321,837)        (1,403,159)            (14,145)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (2,887,645)          7,068,965            546,519             288,585
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  16,147,379       $ 146,383,257      $  12,940,416       $   2,991,621
Reinvestment of dividends and
 distributions...............................          337,431              49,395              7,156           --
Redeemed.....................................      (48,169,868)        (34,737,951)        (8,662,660)           (128,569)
                                                 -------------       -------------      -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $ (31,685,058)      $ 111,694,701      $   4,284,912       $   2,863,052
                                                 =============       =============      =============       =============

CLASS Y SHARES
SHARES
Sold.........................................        1,302,417           1,003,354          1,447,185             210,137
Reinvestment of dividends and
 distributions...............................            4,687                  33              1,328           --
Redeemed.....................................         (410,601)            (66,250)          (252,179)             (4,344)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................          896,503             937,137          1,196,334             205,793
                                                 =============       =============      =============       =============
AMOUNT
Sold.........................................    $  14,654,081       $  15,298,277      $   8,921,999       $   2,068,622
Reinvestment of dividends and
 distributions...............................           52,589                 497              8,125           --
Redeemed.....................................       (4,389,258)         (1,006,698)        (1,412,719)            (42,867)
                                                 -------------       -------------      -------------       -------------
NET INCREASE - CLASS Y.......................    $  10,317,412       $  14,292,076      $   7,517,405       $   2,025,755
                                                 =============       =============      =============       =============

                                                            STRATEGIST
                                               -------------------------------------
                                                 FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000+
                                               -----------------  ------------------
CLASS X SHARES
SHARES
Sold.........................................        3,700,673           5,636,054
Reinvestment of dividends and
 distributions...............................        2,817,502           6,205,199
Redeemed.....................................      (11,126,380)         (7,949,205)
                                                 -------------       -------------
NET INCREASE (DECREASE) - CLASS X............       (4,608,205)          3,892,048
                                                 =============       =============
AMOUNT
Sold.........................................    $  55,551,505       $ 102,563,826
Reinvestment of dividends and
 distributions...............................       40,899,471         104,882,722
Redeemed.....................................     (164,253,283)       (143,279,933)
                                                 -------------       -------------
NET INCREASE (DECREASE) - CLASS X............    $ (67,802,307)      $  64,166,615
                                                 =============       =============
CLASS Y SHARES
SHARES
Sold.........................................        2,679,997           1,463,098
Reinvestment of dividends and
 distributions...............................          164,477              27,045
Redeemed.....................................         (810,739)            (85,978)
                                                 -------------       -------------
NET INCREASE - CLASS Y.......................        2,033,735           1,404,165
                                                 =============       =============
AMOUNT
Sold.........................................    $  39,753,947       $  25,207,978
Reinvestment of dividends and
 distributions...............................        2,377,776             455,311
Redeemed.....................................      (12,119,597)         (1,470,940)
                                                 -------------       -------------
NET INCREASE - CLASS Y.......................    $  30,012,126       $  24,192,349
                                                 =============       =============

---------------------

 +    CLASS Y SHARES WERE ISSUED JUNE 5, 2000.
 ++ FOR THE PERIOD NOVEMBER 6, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund"), formerly Morgan Stanley Dean Witter Variable Investment Series, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by
(1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley Dean
Witter & Co., Inc. the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of seventeen Portfolios ("Portfolios") which commenced operations as follows:

                                                    COMMENCEMENT OF
PORTFOLIO                                              OPERATIONS
---------                                           ----------------
Money Market......................................     March 9, 1984
Short-Term Bond...................................       May 4, 1999
Quality Income Plus...............................     March 1, 1987
High Yield........................................     March 9, 1984
Utilities.........................................     March 1, 1990
Income Builder....................................  January 21, 1997
Dividend Growth...................................     March 1, 1990
Capital Growth....................................     March 1, 1991
                                                        February 23,
Global Dividend Growth............................              1994
                                                    COMMENCEMENT OF
PORTFOLIO                                              OPERATIONS
---------                                           ----------------
European Growth...................................     March 1, 1991
                                                        February 23,
Pacific Growth....................................              1994
Equity............................................     March 9, 1984
S&P 500 Index.....................................      May 18, 1998
Competitive Edge "Best Ideas".....................      May 18, 1998
Aggressive Equity.................................       May 4, 1999
Information.......................................  November 6, 2000
Strategist........................................     March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares), with all Portfolio shares issued prior to May 1, 2000 designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
     Short-Term Bond        Seeks to provide a high level of current income
                            consistent with the preservation of capital, by
                            investing primarily in bonds issued or guaranteed
                            as to principal and interest by the U.S.
                            Government, its agencies or instrumentalities and
                            investment grade corporate and other types of
                            bonds including asset-backed securities.
   Quality Income Plus      Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in U.S. Government securities
                            and higher-rated fixed income securities.
        High Yield          Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in lower-rated fixed income
                            securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies engaged in the utilities industry.
      Income Builder        Seeks, as its primary objective, to earn
                            reasonable income and, as a secondary objective,
                            growth of capital by investing primarily in
                            income-producing equity securities.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
      Capital Growth        Seeks long-term capital growth by investing
                            primarily in common stocks.
  Global Dividend Growth    Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies,
                            issued by issuers worldwide, with a record of
                            paying dividends and the potential for increasing
                            dividends.
     European Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Europe.
      Pacific Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Asia, Australia and
                            New Zealand.
          Equity            Seeks, as its primary objective, capital growth
                            and, as a secondary objective, income, but only
                            when consistent with its primary objective, by
                            investing primarily in equity securities and
                            securities convertible into equity securities.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
      S&P 500 Index         Seeks to provide investment results that, before
                            expenses, correspond to the total return of the
                            Standards & Poor's 500 Composite Stock Price Index
                            (the "S&P 500 Index") by investing primarily in
                            common stocks included in the S&P 500 Index.
     Competitive Edge       Seeks long-term capital growth by investing
       "Best Ideas"         primarily in the common stock of U.S. and
                            non-U.S. companies included in the "Best Ideas"
                            list, a research compilation assembled
                            and maintained by Morgan Stanley Equity Research.
    Aggressive Equity       Seeks long-term capital growth by investing
                            primarily in equity securities of companies that
                            offer the potential for superior earnings growth.
       Information          Seeks long-term capital appreciation by investing
                            primarily in common stocks and investment grade
                            convertible securities of companies throughout the
                            world that are engaged in the communications and
                            information industry.
        Strategist          Seeks a high total investment return through a
                            fully managed investment policy utilizing equity,
                            investment grade fixed income and money market
                            securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

transactions. The resultant exchange gains and losses are included in the Statements of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statements of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million, and 0.375% to the portion of daily net assets exceeding $750 million.

Short-Term Bond -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Competitive Edge "Best Ideas" -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

For the period June 1, 2001 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for distribution fees) for Short-Term Bond to the extent they exceed 0.50% of the daily net assets.

The Investment Manager has agreed to waive its fee and reimburse all operating expenses (except for distribution fees) for Information until such time the Portfolio has $50 million of net assets or December 31, 2001, whichever occurs first. At December 31, 2001, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Portfolio.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the year ended December 31, 2001 are as follows:

                                  U.S. GOVERNMENT SECURITIES                  OTHER
                                ------------------------------  ---------------------------------
                                 PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                ------------  ----------------  ---------------  ----------------
Money Market..................  $598,677,811    $480,076,937    $5,736,164,732    $5,693,572,625
Short-Term Bond...............    23,890,090      19,726,421        19,680,365         3,765,863
Quality Income Plus...........   438,429,367     426,578,935       273,429,367       210,234,621
High Yield....................       --             --              77,738,651        79,941,201
Utilities.....................    10,790,113       8,447,224       126,854,975       193,257,176
Income Builder................       --             --              38,203,483        28,306,729
Dividend Growth...............       --             --             265,853,125       410,126,246
Capital Growth................       --             --             409,185,091       437,681,313
Global Dividend Growth........       --             --              28,253,274        75,099,536
European Growth...............       --             --             318,290,748       397,886,086
Pacific Growth................       --             --              59,863,234        76,466,107
Equity........................    84,287,781      84,798,917     3,733,146,768     3,898,156,735
S&P 500 Index.................       --             --              22,205,075         8,998,944
Competitive Edge "Best
 Ideas".......................       --             --              26,147,179        38,215,550
Aggressive Equity.............       --             --             414,172,715       426,587,410
Information...................       --             --              23,532,734        12,451,318
Strategist....................   291,941,891     303,831,715       325,384,791       315,239,495

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases and sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $72,114 and $52,162, respectively including realized losses of $38,553 and purchases and sales of Allstate Corp., an affiliate of the Fund, of $26,886 and $21,493, respectively, including realized losses of $2,487. Included in the purchases of Equity and Aggressive Equity are purchases of Allstate Corp. of $19,806,332 and $601,055 respectively. Included in the sales of portfolio securities of Equity and Aggressive Equity are sales of Allstate Corp. of $20,385,921 and $1,394,324, respectively, including net realized gains of $579,589 and net realized losses of $190,219, respectively.

Included in the payable for investments purchased at December 31, 2001 for Capital Growth is $140,694 for unsettled trades with Morgan Stanley DW Inc. ("MSDW"), an affiliate of the Investment Manager,

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

Sub-Advisor and Distributor. Included in the receivable for investments sold at December 31, 2001 for Equity is $771,584 for unsettled trades with MSDW.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with MSDW for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH
---------  -------  --------  -------  --------
 $16,245   $18,666  $93,430   $70,619   $8,878
 =======   =======  =======   =======   ======

           AGGRESSIVE
 EQUITY     EQUITY     INFORMATION  STRATEGIST
---------  ----------  -----------  ----------
 $70,637    $11,490      $13,994     $37,215
 =======    =======      =======     =======

Included in the payable for investments purchased at December 31, 2001 for Equity and Aggressive Equity are $3,272,548 and $62,985, respectively for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor.

Included in the receivable for investments sold at December 31, 2001 for Dividend Growth, Capital Growth, Global Dividend Growth and Aggressive Equity are $2,442,505, $138,668, $195,153 and $176,401, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2001, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH   GROWTH
---------  -------  --------  -------  --------  -------
$ 26,581   $2,792   $131,486  $43,956  $24,174   $   663
========   ======   ========  =======  =======   =======

                     COMPETITIVE
           S&P 500      EDGE        AGGRESSIVE
 EQUITY    INDEX    "BEST IDEAS"     EQUITY     INFORMATION  STRATEGIST
---------  -------  --------------  ----------  -----------  ----------
$589,325   $  131      $ 49,870      $65,534      $   121     $26,114
========   ======      ========      =======      =======     =======

Included in the payable for investments purchased at December 31, 2001 for Strategist are unsettled trades with other Morgan Stanley funds aggregating $3,118,000. Included in the receivable for investments sold at December 31, 2001 for Dividend Growth and Global Dividend Growth are unsettled trades with other Morgan Stanley funds aggregating $346,098 and $43,652, respectively.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                 AGGREGATE PENSION COSTS
----------------------------------------------------------
                                         GLOBAL
SHORT-TERM  INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN
   BOND     BUILDER   GROWTH   GROWTH    GROWTH    GROWTH
----------  -------  --------  -------  --------  --------
  $  158    $   54    $4,376    $767     $2,124    $2,575
  ======    ======    ======    ====     ======    ======

                               COMPETITIVE
PACIFIC              S&P 500       EDGE        AGGRESSIVE
 GROWTH     EQUITY   INDEX     "BEST IDEAS"     EQUITY     STRATEGIST
----------  -------  --------  --------------  ----------  ----------
  $  271    $6,166    $1,901         $448        $1,047      $1,245
  ======    ======    ======         ====        ======      ======

                           ACCRUED PENSION LIABILITY
--------------------------------------------------------------------------------
 MONEY   SHORT-TERM    QUALITY     HIGH               INCOME   DIVIDEND  CAPITAL
MARKET      BOND     INCOME PLUS   YIELD   UTILITIES  BUILDER   GROWTH   GROWTH
-------  ----------  -----------  -------  ---------  -------  --------  -------
$10,562    $  156       $7,028    $ 3,579   $4,625     $586    $12,730   $1,260
=======    ======       ======    =======   ======     ====    =======   ======

GLOBAL                                                  COMPETITIVE
DIVIDEND  EUROPEAN     PACIFIC              S&P 500        EDGE        AGGRESSIVE
GROWTH     GROWTH       GROWTH     EQUITY    INDEX     "BEST IDEAS"     EQUITY     STRATEGIST
--------  ----------  -----------  -------  ---------  --------------  ----------  ----------
$ 2,884     $3,597       $  418    $12,238   $1,929          $562        $ 1,030     $7,385
=======     ======       ======    =======   ======          ====        =======     ======

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                            (AMOUNTS IN THOUSANDS)
                                ------------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,   2002    2003    2004    2005    2006     2007      2008      2009     TOTAL
------------------------------  ------  ------  ------  ------  -------  -------  --------  --------  --------
Quality Income Plus........     $5,200    --    $2,491    --      --     $10,670  $ 10,496     --     $ 28,857
High Yield.................      3,256  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,237    80,043
Utilities..................       --      --      --      --      --       --        --          663       663
Income Builder.............       --      --      --      --      --         180     1,746     4,578     6,504
Dividend Growth............       --      --      --      --      --       --      233,060    54,999   288,059
Capital Growth.............       --      --      --      --      --       --        --       27,066    27,066
Global Dividend Growth.....       --      --      --      --      --       --        --        2,761     2,761
European Growth............       --      --      --      --      --       --        --       45,515    45,515
Pacific Growth.............       --      --      --    $6,035   33,536    --        --        7,413    46,984
Equity.....................       --      --      --     3,342       14    --        --      491,219   494,575
S&P 500 Index..............       --      --      --      --      --       --          175     8,081     8,256
Competitive Edge "Best
 Ideas"....................       --      --      --      --      --       --        --       14,642    14,642
Aggressive Equity..........       --      --      --      --      --          68    10,199    38,363    48,630
Information................       --      --      --      --      --       --        --        3,373     3,373
Strategist.................       --      --      --      --      --       --        --       23,575    23,575

During the year ended December 31, 2001, the following Portfolios utilized approximate net capital loss carryovers: Short-Term Bond -- $4,000; Quality Income Plus -- $7,783,000.

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001:
Short-Term Bond -- $32,000; High Yield -- $1,289,000; Income Builder -- $1,783,000; Dividend Growth -- $44,790,000; Global Dividend Growth -- $3,381,000; European Growth -- $2,400,000; Pacific Growth -- $371,000;
Equity -- $8,019,000; S&P 500 Index -- $45,000; Competitive Edge "Best Ideas"- $1,109,000; Information -- $224,000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                  TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                -------------------------  --------------------------
                                  POST-         LOSS         FOREIGN       EXPIRED
                                 OCTOBER   DEFERRALS FROM    CURRENCY    CAPITAL LOSS
                                 LOSSES      WASH SALES    GAINS/LOSSES  CARRYFORWARD
                                ---------  --------------  ------------  ------------
Short-Term Bond...............        -              -
Quality Income Plus...........                       -
High Yield....................        -              -                            -
Utilities.....................                       -
Income Builder................        -              -
Dividend Growth...............        -              -
Capital Growth................                       -
Global Dividend Growth........        -              -              -
European Growth...............        -              -              -
Pacific Growth................        -              -              -
Equity........................        -              -
S&P 500 Index.................        -              -
Competitive Edge "Best
 Ideas".......................        -              -              -
Aggressive Equity.............                       -
Information...................        -              -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies ("PFICs"); European Growth -- income from mark-to-market of forward foreign currency contracts; Short-Term Bond, Quality Income Plus, S&P 500 Index and Strategist -- capital gain/loss from mark-to-market of futures contracts; High Yield -- interest on bonds in default. Pacific Growth had permanent differences attributable to a net operating loss and tax adjustments on PFICs sold by the Portfolio. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/ discounts on debt securities: Short-Term Bond, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

To reflect reclassification arising from the permanent differences, the following accounts were (charged) credited:

                                      ACCUMULATED UNDISTRIBUTED   ACCUMULATED UNDISTRIBUTED
                                     NET INVESMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                                     ---------------------------  -------------------------  ---------------
Short-Term Bond....................           $   50,297                 $   (50,297)             --
Quality Income Plus................              512,741                    (512,741)             --
High Yield.........................             (364,121)                  5,099,796           $(4,735,675)
Utilities..........................              182,191                    (182,191)             --
Income Builder.....................              252,669                    (260,364)                7,695
Capital Growth.....................                 (478)                        478              --
Global Dividend Growth.............              (10,164)                     10,164              --
European Growth....................            2,089,627                  (2,089,627)             --
Pacific Growth.....................              990,309                    (633,437)             (356,872)
Competitive Edge "Best Ideas"......               (4,897)                      4,897              --
Strategist.........................              170,487                    (170,487)             --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, Equity and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2001, European Growth had outstanding forward contracts.

All of the Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2001, Short-Term Bond, Quality Income Plus, Strategist and S&P 500 Index had outstanding futures contracts.

At December 31, 2001, European Growth's investments in securities of issuers in the United Kingdom represented 38.2% of the Portfolio's net assets. Pacific Growth's investments in securities of issuers in Japan

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001 CONTINUED

represented 54.1% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2001, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. CHANGE IN ACCOUNTING POLICY
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of each respective Portfolio, but resulted in the following changes to Short-Term Bond, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist: an increase or (decrease) in the cost of securities of $11,957, $(424,569), $1,612,891, $14,503,
$(210,500) and $129,603, respectively; and a corresponding increase or (decrease) to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $169,009, $563,776, $287,757, $191,997, $163,818 and
$374,978, respectively; with a corresponding increase or (decrease) in unrealized appreciation/depreciation of $120,281, $178,280, $651,878, $42,153, $(142,101) and $204,502, respectively; and an increase or (decrease) in net realized gains/losses of $48,728, $385,496, $(364,121), $149,844, $305,919, and
$170,476, respectively. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1997....................         $ 1.00             $0.051                --                  $0.051            $(0.051)
1998....................           1.00              0.051                --                   0.051             (0.051)
1999....................           1.00              0.047                --                   0.047             (0.047)
2000(a)*................           1.00              0.058                --                   0.058             (0.058)
2001*...................           1.00              0.039                --                   0.039             (0.039)**
CLASS Y SHARES*
2000(b).................           1.00              0.033                --                   0.033             (0.033)
2001....................           1.00              0.036                --                   0.036             (0.036)**
SHORT-TERM BOND
CLASS X SHARES
1999(e).................          10.00               0.27                $(0.12)               0.15              (0.27)
2000(a)*................           9.88               0.51                  0.05                0.56              (0.48)
2001*...................           9.96               0.40(8)               0.26(8)             0.66              (0.45)
CLASS Y SHARES*
2000(b).................           9.86               0.28                  0.09                0.37              (0.28)
2001....................           9.95               0.35(8)               0.28(8)             0.63              (0.42)
QUALITY INCOME PLUS
CLASS X SHARES
1997....................          10.37               0.70                  0.40                1.10              (0.70)
1998....................          10.77               0.68                  0.23                0.91              (0.68)
1999....................          11.00               0.67                 (1.14)              (0.47)             (0.67)
2000(a)*................           9.86               0.68                  0.37                1.05              (0.69)
2001*...................          10.22               0.61(8)               0.34(8)             0.95              (0.62)
CLASS Y SHARES*
2000(b).................           9.80               0.38                  0.42                0.80              (0.39)
2001....................          10.21               0.57(8)               0.36(8)             0.93              (0.60)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1997....................           --                   $(0.051)           $ 1.00            5.23%         $335,578
1998....................           --                    (0.051)             1.00            5.18           442,034
1999....................           --                    (0.047)             1.00            4.80           435,643
2000(a)*................           --                    (0.058)             1.00            6.01           358,793
2001*...................           --                    (0.039)             1.00            3.94           452,765
CLASS Y SHARES*
2000(b).................           --                    (0.033)             1.00            3.37(1)         13,813
2001....................           --                    (0.036)             1.00            3.68           105,952
SHORT-TERM BOND
CLASS X SHARES
1999(e).................           --                     (0.27)             9.88            1.56(1)          3,175
2000(a)*................           --                     (0.48)             9.96            5.85             6,427
2001*...................           --                     (0.45)            10.17            6.72            25,858
CLASS Y SHARES*
2000(b).................           --                     (0.28)             9.95            3.82(1)          1,430
2001....................           --                     (0.42)            10.16            6.49            25,050
QUALITY INCOME PLUS
CLASS X SHARES
1997....................           --                     (0.70)            10.77           11.09           474,990
1998....................           --                     (0.68)            11.00            8.67           547,583
1999....................           --                     (0.67)             9.86           (4.32)          456,132
2000(a)*................           --                     (0.69)            10.22           11.09           406,508
2001*...................           --                     (0.62)            10.55            9.57           452,757
CLASS Y SHARES*
2000(b).................           --                     (0.39)            10.21            8.31(1)          5,176
2001....................           --                     (0.60)            10.54            9.33            54,115

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1997....................     0.52%            5.10%             N/A
1998....................     0.52             5.04              N/A
1999....................     0.52             4.68              N/A
2000(a)*................     0.52             5.83              N/A
2001*...................     0.51             3.69              N/A
CLASS Y SHARES*
2000(b).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
SHORT-TERM BOND
CLASS X SHARES
1999(e).................     0.62(2)(5)       4.83(2)(5)         56%(1)
2000(a)*................     0.98             5.08               16
2001*...................     0.61(7)#         3.84(7)(8)        133
CLASS Y SHARES*
2000(b).................     1.17(2)          5.00(2)            16
2001....................     0.86(7)#         3.59(7)(8)        133
QUALITY INCOME PLUS
CLASS X SHARES
1997....................     0.53             6.71              171
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(a)*................     0.52             6.90              105
2001*...................     0.53             5.82(8)           150
CLASS Y SHARES*
2000(b).................     0.77(2)          6.53(2)           105
2001....................     0.78             5.57(8)           150

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
HIGH YIELD
CLASS X SHARES
1997....................         $ 6.18               $0.75               $(0.06)             $ 0.69             $(0.75)
1998....................           6.12                0.71                (1.05)              (0.34)             (0.71)
1999....................           5.07                0.68                (0.74)              (0.06)             (0.68)
2000(a)*................           4.33                0.66                (1.90)              (1.24)             (0.66)
2001*...................           2.43                0.33(8)             (1.09)(8)           (0.76)             (0.34)
CLASS Y SHARES*
2000(b).................           3.92                0.37                (1.48)              (1.11)             (0.38)
2001....................           2.43                0.32(8)             (1.08)(8)           (0.76)             (0.34)
UTILITIES
CLASS X SHARES
1997....................          15.34                0.57                 3.46                4.03              (0.57)
1998....................          18.59                0.57                 3.68                4.25              (0.57)
1999....................          21.25                0.55                 2.08                2.63              (0.55)
2000(a)*................          22.90                0.49                 0.17                0.66              (0.49)
2001*...................          21.69                0.39(8)             (5.74)(8)           (5.35)             (0.41)
CLASS Y SHARES*
2000(b).................          22.98                0.24                 0.19                0.43              (0.35)
2001....................          21.68                0.35(8)             (5.74)(8)           (5.39)             (0.37)
INCOME BUILDER
CLASS X SHARES
1997(c).................          10.00                0.44                 1.76                2.20              (0.44)
1998....................          11.76                0.56                (0.19)               0.37              (0.56)
1999....................          11.46                0.58                 0.21                0.79              (0.56)
2000(a)*................          11.44                0.55                (0.54)               0.01              (0.56)
2001*...................          10.86                0.47(8)             (0.22)(8)            0.25              (0.50)++
CLASS Y SHARES*
2000(b).................          11.15                0.32                (0.21)               0.11              (0.39)
2001....................          10.85                0.42(8)             (0.19)(8)            0.23              (0.48)++

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
HIGH YIELD
CLASS X SHARES
1997....................           --                    $(0.75)           $ 6.12           11.87%         $368,061
1998....................           --                     (0.71)             5.07           (6.20)          364,079
1999....................           --                     (0.68)             4.33           (1.33)          279,683
2000(a)*................           --                     (0.66)             2.43          (32.22)          128,646
2001*...................           --                     (0.34)             1.33          (33.75)           64,470
CLASS Y SHARES*
2000(b).................           --                     (0.38)             2.43          (30.02)(1)         1,947
2001....................           --                     (0.34)             1.33          (33.92)            6,163
UTILITIES
CLASS X SHARES
1997....................           $(0.21)                (0.78)            18.59           27.15           458,134
1998....................            (1.02)                (1.59)            21.25           23.76           560,803
1999....................            (0.43)                (0.98)            22.90           12.71           580,487
2000(a)*................            (1.38)                (1.87)            21.69            3.03           551,734
2001*...................            (1.20)                (1.61)            14.73          (25.75)          327,749
CLASS Y SHARES*
2000(b).................            (1.38)                (1.73)            21.68            2.07(1)         19,069
2001....................            (1.20)                (1.57)            14.72          (25.98)           24,550
INCOME BUILDER
CLASS X SHARES
1997(c).................           --                     (0.44)            11.76           22.38(1)         55,423
1998....................            (0.11)                (0.67)            11.46            3.21            87,769
1999....................            (0.25)=/=             (0.81)            11.44            7.06            81,616
2000(a)*................            (0.03)++              (0.59)            10.86            0.17            59,383
2001*...................           --                     (0.50)            10.61            2.30            63,060
CLASS Y SHARES*
2000(b).................            (0.02)++              (0.41)            10.85            1.06(1)            965
2001....................           --                     (0.48)            10.60            2.10             7,147

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
HIGH YIELD
CLASS X SHARES
1997....................     0.53%            12.44%                95%
1998....................     0.53             12.27                 93
1999....................     0.53             14.05                 48
2000(a)*................     0.54             17.40                  9
2001*...................     0.59             17.33(8)              81
CLASS Y SHARES*
2000(b).................     0.79(2)          20.95(2)               9
2001....................     0.84             17.08(8)              81
UTILITIES
CLASS X SHARES
1997....................     0.67              3.48                 13
1998....................     0.67              2.89                  7
1999....................     0.67              2.51                 10
2000(a)*................     0.66              2.16                 13
2001*...................     0.67              2.19(8)              32
CLASS Y SHARES*
2000(b).................     0.91(2)           1.93(2)              13
2001....................     0.92              1.94(8)              32
INCOME BUILDER
CLASS X SHARES
1997(c).................     0.15(2)(3)        5.73(2)(3)           41(1)
1998....................     0.81              5.09                 54
1999....................     0.81              4.98                 43
2000(a)*................     0.81              5.07                 51
2001*...................     0.81              4.34(8)              45
CLASS Y SHARES*
2000(b).................     1.06(2)           5.17(2)              51
2001....................     1.06              3.88(8)              45

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
DIVIDEND GROWTH
CLASS X SHARES
1997....................         $18.40             $ 0.41                $ 4.20              $ 4.61             $(0.41)
1998....................          21.60               0.41                  2.58                2.99              (0.41)
1999....................          22.13               0.39                 (0.55)              (0.16)             (0.39)
2000(a)*................          18.32               0.31                  0.02                0.33              (0.33)
2001*...................          14.50               0.26                 (1.02)              (0.76)             (0.26)
CLASS Y SHARES*
2000(b).................          17.79               0.12                  0.62                0.74              (0.22)
2001....................          14.49               0.22                 (1.01)              (0.79)             (0.23)
CAPITAL GROWTH
CLASS X SHARES
1997....................          16.65               0.01                  3.90                3.91              (0.08)
1998....................          18.29              (0.05)                 3.59                3.54             --
1999....................          20.36             --                      6.12                6.12             --
2000(a)*................          23.73               0.10                  0.28                0.38             --
2001*...................          20.06               0.03                 (5.13)              (5.10)             (0.10)
CLASS Y SHARES*
2000(b).................          24.55               0.03                 (0.50)              (0.47)            --
2001....................          20.03              (0.01)                (5.12)              (5.13)             (0.09)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................          13.13               0.22                  1.37                1.59              (0.23)
1998....................          13.89               0.24                  1.45                1.69              (0.24)
1999....................          13.82               0.27                  1.71                1.98              (0.29)
2000(a)*................          14.44               0.24                 (0.64)              (0.40)             (0.09)
2001*...................          12.73               0.21                 (1.00)              (0.79)             (0.33)
CLASS Y SHARES*
2000(b).................          13.96               0.08                 (0.11)              (0.03)            --
2001....................          12.71               0.15                 (0.96)              (0.81)             (0.33)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1997....................           $(1.00)               $(1.41)           $21.60           25.61%        $1,905,906
1998....................            (2.05)                (2.46)            22.13           14.28          2,249,927
1999....................            (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(a)*................            (3.82)                (4.15)            14.50            5.30          1,552,724
2001*...................           --                     (0.26)            13.48           (5.20)         1,258,863
CLASS Y SHARES*
2000(b).................            (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................           --                     (0.23)            13.47           (5.42)            60,393
CAPITAL GROWTH
CLASS X SHARES
1997....................            (2.19)                (2.27)            18.29           24.54            127,100
1998....................            (1.47)                (1.47)            20.36           19.63            138,603
1999....................            (2.75)                (2.75)            23.73           33.29            171,251
2000(a)*................            (4.05)                (4.05)            20.06            1.28            183,151
2001*...................            (1.20)                (1.30)            13.66          (26.31)           103,764
CLASS Y SHARES*
2000(b).................            (4.05)                (4.05)            20.03           (2.24)(1)          3,551
2001....................            (1.20)                (1.29)            13.61          (26.49)             6,615
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................            (0.60)                (0.83)            13.89           12.04            481,613
1998....................            (1.52)                (1.76)            13.82           12.53            484,228
1999....................            (1.07)                (1.36)            14.44           14.65            506,929
2000(a)*................            (1.22)                (1.31)            12.73           (2.50)           373,770
2001*...................            (0.14)                (0.47)            11.47           (6.25)           285,158
CLASS Y SHARES*
2000(b).................            (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................            (0.14)                (0.47)            11.43           (6.44)            10,494

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.54%              2.06%               28%
1998....................     0.53               1.85                45
1999....................     0.52               1.82                81
2000(a)*................     0.54               2.07                34
2001*...................     0.55               1.86                19
CLASS Y SHARES*
2000(b).................     0.79(2)            1.59(2)             34
2001....................     0.80               1.61                19
CAPITAL GROWTH
CLASS X SHARES
1997....................     0.71               0.01               139
1998....................     0.70              (0.26)              248
1999....................     0.72               0.02               575
2000(a)*................     0.69               0.43               349
2001*...................     0.70               0.20               323
CLASS Y SHARES*
2000(b).................     0.94(2)            0.30(2)            349
2001....................     0.95              (0.05)              323
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.84               1.61                48
1998....................     0.84               1.68                52
1999....................     0.83               1.90                43
2000(a)*................     0.80               1.88                40
2001*...................     0.80               1.76                 9
CLASS Y SHARES*
2000(b).................     1.05(2)            1.14(2)             40
2001....................     1.05               1.51                 9

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
EUROPEAN GROWTH
CLASS X SHARES
1997....................         $21.56             $ 0.21                $  3.19            $  3.40             $(0.24)
1998....................          23.54               0.15                   5.53               5.68              (0.31)
1999....................          27.18               0.25                   6.91               7.16              (0.19)
2000(a)*................          31.47               0.13                  (1.43)             (1.30)             (0.18)
2001*...................          25.37               0.13                  (4.47)             (4.34)             (0.26)
CLASS Y SHARES*
2000(b).................          32.26              (0.03)                 (2.10)             (2.13)             (0.18)
2001....................          25.33               0.05                  (4.42)             (4.37)             (0.25)
PACIFIC GROWTH
CLASS X SHARES
1997....................           9.96               0.12                  (3.82)             (3.70)             (0.14)
1998....................           6.12               0.06                  (0.75)             (0.69)             (0.28)
1999....................           5.15               0.04                   3.33               3.37              (0.06)
2000(a)*................           8.46             --                      (2.78)             (2.78)             (0.12)
2001*...................           5.56              (0.01)                 (1.50)             (1.51)             (0.07)
CLASS Y SHARES*
2000(b).................           7.70              (0.01)                 (2.01)             (2.02)             (0.12)
2001....................           5.56              (0.02)                 (1.49)             (1.51)             (0.07)
EQUITY
CLASS X SHARES
1997....................          26.39               0.18                   9.27               9.45              (0.18)
1998....................          33.58               0.25                   9.47               9.72              (0.25)
1999....................          38.58               0.22                  20.48              20.70              (0.22)
2000(a)*................          53.88               0.30                  (6.46)             (6.16)             (0.29)
2001*...................          39.68               0.15                 (10.12)             (9.97)             (0.16)
CLASS Y SHARES*
2000(b).................          49.12               0.21                  (1.68)             (1.47)             (0.24)
2001....................          39.66               0.06                 (10.09)            (10.03)             (0.10)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
EUROPEAN GROWTH
CLASS X SHARES
1997....................           $(1.18)               $(1.42)           $23.54           16.07%        $  391,441
1998....................            (1.73)                (2.04)            27.18           23.96            510,638
1999....................            (2.68)                (2.87)            31.47           29.11            579,705
2000(a)*................            (4.62)                (4.80)            25.37           (4.92)           508,366
2001*...................            (4.06)                (4.32)            16.71          (17.76)           316,196
CLASS Y SHARES*
2000(b).................            (4.62)                (4.80)            25.33           (7.39)(1)         10,580
2001....................            (4.06)                (4.31)            16.65          (17.92)            20,858
PACIFIC GROWTH
CLASS X SHARES
1997....................           --                     (0.14)             6.12          (37.70)            68,904
1998....................           --                     (0.28)             5.15          (10.40)            52,842
1999....................           --                     (0.06)             8.46           66.09            115,927
2000(a)*................           --                     (0.12)             5.56          (33.46)            64,209
2001*...................           --                     (0.07)             3.98          (27.42)            33,138
CLASS Y SHARES*
2000(b).................           --                     (0.12)             5.56          (26.72)(1)            728
2001....................           --                     (0.07)             3.98          (27.26)             1,640
EQUITY
CLASS X SHARES
1997....................            (2.08)                (2.26)            33.58           37.43            823,090
1998....................            (4.47)                (4.72)            38.58           30.45          1,138,413
1999....................            (5.18)                (5.40)            53.88           58.59          2,083,071
2000(a)*................            (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001*...................            (6.89)                (7.05)            22.66          (26.87)         1,022,335
CLASS Y SHARES*
2000(b).................            (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................            (6.89)                (6.99)            22.64          (27.07)            61,110

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
EUROPEAN GROWTH
CLASS X SHARES
1997....................     1.12%              1.04%               45%
1998....................     1.11               0.65                56
1999....................     1.04               0.87                55
2000(a)*................     1.00               0.46                78
2001*...................     1.02               0.68                82
CLASS Y SHARES*
2000(b).................     1.25(2)           (0.18)(2)            78
2001....................     1.27               0.43                82
PACIFIC GROWTH
CLASS X SHARES
1997....................     1.44               1.09                58
1998....................     1.51               0.91               112
1999....................     1.42               0.85               105
2000(a)*................     1.21               0.01                46
2001*...................     1.73              (0.28)              124
CLASS Y SHARES*
2000(b).................     1.46(2)           (0.20)(2)            46
2001....................     1.98              (0.53)              124
EQUITY
CLASS X SHARES
1997....................     0.52               0.61               145
1998....................     0.52               0.73               257
1999....................     0.51               0.54               323
2000(a)*................     0.50               0.62               402
2001*...................     0.51               0.55               329
CLASS Y SHARES*
2000(b).................     0.75(2)            0.85(2)            402
2001....................     0.76               0.30               329

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
S&P 500 INDEX
CLASS X SHARES
1998(d).................         $10.00             $ 0.06                $ 1.16              $ 1.22             --
1999....................          11.22               0.06                  2.21                2.27             $(0.03)
2000(a)*................          13.43               0.12                 (1.37)              (1.25)             (0.07)
2001*...................          12.05               0.10                 (1.57)              (1.47)             (0.10)
CLASS Y SHARES*
2000(b).................          13.47               0.04                 (1.34)              (1.30)             (0.07)
2001....................          12.04               0.08                 (1.58)              (1.50)             (0.10)
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(d).................          10.00               0.07                 (0.25)              (0.18)            --
1999....................           9.82               0.06                  2.56                2.62              (0.07)
2000(a)*................          12.37               0.06                 (2.20)              (2.14)             (0.05)
2001*...................          10.18               0.05                 (2.36)              (2.31)             (0.06)
CLASS Y SHARES*
2000(b).................          12.03             --                     (1.82)              (1.82)             (0.05)
2001....................          10.16               0.02                 (2.35)              (2.33)             (0.05)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................          10.00               0.05                  4.55                4.60              (0.03)
2000(a)*................          14.57               0.05                 (0.30)              (0.25)             (0.01)
2001*...................          14.31               0.02                 (4.09)              (4.07)             (0.04)
CLASS Y SHARES*
2000(b).................          14.66               0.03                 (0.39)              (0.36)             (0.01)
2001....................          14.29              (0.01)                (4.08)              (4.09)             (0.03)
INFORMATION
CLASS X SHARES*
2000(f).................          10.00               0.06                 (0.75)              (0.69)            --
2001....................           9.31               0.08                 (4.07)              (3.99)             (0.01)
CLASS Y SHARES*
2000(f).................          10.00               0.05                 (0.74)              (0.69)            --
2001....................           9.31               0.06                 (4.06)              (4.00)             (0.01)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
S&P 500 INDEX
CLASS X SHARES
1998(d).................           --                    --                $11.22           12.20%(1)      $ 48,732
1999....................           $(0.03)               $(0.06)            13.43           20.23           185,963
2000(a)*................            (0.06)                (0.13)            12.05           (9.38)          210,530
2001*...................           --                     (0.10)            10.48          (12.23)          165,465
CLASS Y SHARES*
2000(b).................            (0.06)                (0.13)            12.04           (9.73)(1)        12,724
2001....................           --                     (0.10)            10.44          (12.53)           46,134
COMPETITIVE EDGE "BEST IDEAS"
CLASS X SHARES
1998(d).................           --                    --                  9.82           (1.90)(1)        36,539
1999....................           --                     (0.07)            12.37           26.88            62,295
2000(a)*................           --                     (0.05)            10.18          (17.39)           69,882
2001*...................            (0.64)                (0.70)             7.17          (23.33)           40,084
CLASS Y SHARES*
2000(b).................           --                     (0.05)            10.16          (15.22)(1)         4,666
2001....................            (0.64)                (0.69)             7.14          (23.53)            5,869
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................           --                     (0.03)            14.57           46.08(1)         38,197
2000(a)*................           --                     (0.01)            14.31           (1.75)          138,657
2001*...................           --                     (0.04)            10.20          (28.46)           69,418
CLASS Y SHARES*
2000(b).................           --                     (0.01)            14.29           (2.48)(1)        13,392
2001....................           --                     (0.03)            10.17          (28.61)           18,652
INFORMATION
CLASS X SHARES*
2000(f).................           --                    --                  9.31           (6.90)(1)         2,686
2001....................           --                     (0.01)             5.31          (42.87)            4,434
CLASS Y SHARES*
2000(f).................           --                    --                  9.31           (6.90)(1)         1,915
2001....................           --                     (0.01)             5.30          (42.99)            7,427

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
S&P 500 INDEX
CLASS X SHARES
1998(d).................    --   (4)            1.85%(2)(4)          2%(1)
1999....................     0.48%(5)           1.03(5)              1
2000(a)*................     0.45               0.88                 3
2001*...................     0.46               0.95                 4
CLASS Y SHARES*
2000(b).................     0.71(2)            0.60(2)              3
2001....................     0.71               0.70                 4
COMPETITIVE EDGE "BEST I
CLASS X SHARES
1998(d).................    --   (4)            1.74(2)(4)          31(1)
1999....................     0.56(5)            0.72(5)             54
2000(a)*................     0.71               0.50                70
2001*...................     0.75               0.55                47
CLASS Y SHARES*
2000(b).................     0.96(2)            0.06(2)             70
2001....................     1.00               0.30                47
AGGRESSIVE EQUITY
CLASS X SHARES
1999(e).................     0.52(2)(5)         0.86(2)(5)         108(1)
2000(a)*................     0.82               0.32               414
2001*...................     0.84               0.21               409
CLASS Y SHARES*
2000(b).................     1.05(2)            0.32(2)            414
2001....................     1.09              (0.04)              409
INFORMATION
CLASS X SHARES*
2000(f).................    --   (6)            3.80(1)(2)(6)        1(1)
2001....................    --   (7)            1.27(7)            170
CLASS Y SHARES*
2000(f).................     0.25(2)(6)         3.55(2)(6)           1(1)
2001....................     0.25(7)            1.02(7)            170

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
STRATEGIST
CLASS X SHARES
1997....................         $13.72               $0.45               $ 1.40              $ 1.85             $(0.45)
1998....................          14.80                0.36                 3.40                3.76              (0.36)
1999....................          16.64                0.40                 2.46                2.86              (0.40)
2000(a)*................          19.10                0.50                (0.20)               0.30              (0.48)
2001*...................          16.66                0.38(8)             (2.05)(8)           (1.67)             (0.39)
CLASS Y SHARES*
2000(b).................          19.29                0.49                (0.51)              (0.02)             (0.36)
2001....................          16.65                0.32(8)             (2.03)(8)           (1.71)             (0.35)

----------------------------

 (A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (B)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

 COMMENCEMENT OF OPERATIONS:
 (C)  JANUARY 21, 1997.
 (D)  MAY 18, 1998.
 (E)  MAY 4, 1999.
 (F)  NOVEMBER 6, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.

 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

 (1)  NOT ANNUALIZED.

 (2)  ANNUALIZED.

 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.

 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR COMPETITIVE EDGE "BEST IDEAS" AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS" AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR COMPETITIVE EDGE "BEST IDEAS" AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR SHORT-TERM BOND AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIO OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR COMPETITIVE EDGE "BEST IDEAS", 2.38% AND 3.07%, RESPECTIVELY, FOR SHORT-TERM BOND, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
STRATEGIST
CLASS X SHARES
1997....................           $(0.32)               $(0.77)           $14.80           13.71%         $497,028
1998....................            (1.56)                (1.92)            16.64           26.55           633,934
1999....................           --                     (0.40)            19.10           17.35           729,701
2000(a)*................            (2.26)                (2.74)            16.66            1.64           701,294
2001*...................            (0.66)                (1.05)            13.94          (10.18)          522,655
CLASS Y SHARES*
2000(b).................            (2.26)                (2.62)            16.65           (0.02)(1)        23,375
2001....................            (0.66)                (1.01)            13.93          (10.40)           47,886

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
STRATEGIST
CLASS X SHARES
1997....................     0.52%              3.09%              159%
1998....................     0.52               2.32                84
1999....................     0.52               2.24               120
2000(a)*................     0.52               2.68               126
2001*...................     0.52               2.53(8)            124
CLASS Y SHARES*
2000(b).................     0.77(2)            2.77(2)            126
2001....................     0.77               2.28(8)            124

----------------------------

 (6) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82%, AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

 (7) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR SHORT-TERM BOND, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR SHORT-TERM BOND CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

 (8) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR SHORT-TERM BOND, QUALITY INCOME PLUS, HIGH YIELD, UTILITIES, INCOME BUILDER AND STRATEGIST WAS TO DECREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED GAIN/LOSS PER SHARE BY $0.07, $0.01, $0.01, $0.01, $0.03 AND $0.01, RESPECTIVELY, AND TO DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.66%, 0.12%, 0.28%, 0.05%, 0.23% AND 0.06%,
      RESPECTIVELY. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

Morgan Stanley Variable Investment Series
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment
Series (the "Fund"), formerly Morgan Stanley Dean Witter Variable Investment Series, comprising Money Market Portfolio, Short-Term Bond Portfolio, Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Capital Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Equity Portfolio, S&P 500 Index Portfolio, Competitive Edge "Best Ideas" Portfolio, Aggressive Equity Portfolio, Information Portfolio and Strategist Portfolio (the "Portfolios") as of December 31, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 15, 2002

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                    FUND
                            POSITION(S)         LENGTH OF                                    COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH             TIME          PRINCIPAL OCCUPATION(S)    OVERSEEN     OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE       REGISTRANT          SERVED*           DURING PAST 5 YEARS    BY TRUSTEE**     HELD BY TRUSTEE
 ------------------------  --------------  --------------------  -----------------------  -------------  --------------------
 Michael Bozic (60)        Trustee         Trustee since April   Retired; Director or          129       Director of Weirton
 c/o Mayer, Brown & Platt                  1994                  Trustee of the Morgan                   Steel Corporation.
 Counsel to the                                                  Stanley Funds and the
 Independent Trustees                                            TCW/DW Term Trusts;
 1675 Broadway                                                   formerly Vice Chairman
 New York, NY                                                    of Kmart Corporation
                                                                 (December 1998-October
                                                                 2000), Chairman and
                                                                 Chief Executive Officer
                                                                 of Levitz Furniture
                                                                 Corporation (November
                                                                 1995-November 1998) and
                                                                 President and Chief
                                                                 Executive Officer of
                                                                 Hills Department Stores
                                                                 (May 1991-July 1995);
                                                                 formerly variously
                                                                 Chairman, Chief
                                                                 Executive Officer,
                                                                 President and Chief
                                                                 Operating Officer
                                                                 (1987-1991) of the
                                                                 Sears Merchandise Group
                                                                 of Sears, Roebuck & Co.
 Edwin J. Garn (69)        Trustee         Trustee since         Director or Trustee of        129       Director of Franklin
 c/o Summit Ventures LLC                   January 1993          the Morgan Stanley                      Covey (time
 1 Utah Center                                                   Funds and the TCW/DW                    management systems),
 201 S. Main Street                                              Term Trusts; formerly                   BMW Bank of North
 Salt Lake City, UT                                              United States Senator                   America, Inc.
                                                                 (R-Utah) (1974-1992)                    (industrial loan
                                                                 and Chairman, Senate                    corporation), United
                                                                 Banking Committee                       Space Alliance
                                                                 (1980-1986); formerly                   (joint venture
                                                                 Mayor of Salt Lake                      between Lockheed
                                                                 City, Utah (1971-1974);                 Martin and the
                                                                 formerly Astronaut,                     Boeing Company) and
                                                                 Space Shuttle Discovery                 Nuskin Asia Pacific
                                                                 (April 12-19, 1985);                    (multilevel
                                                                 Vice Chairman, Huntsman                 marketing); member
                                                                 Corporation (chemical                   of the board of
                                                                 company); member of the                 various civic and
                                                                 Utah Regional Advisory                  charitable
                                                                 Board of Pacific Corp.                  organizations.
 Wayne E. Hedien (67)      Trustee         Trustee since         Retired; Director or          129       Director of The PMI
 c/o Mayer, Brown & Platt                  September 1997        Trustee of the Morgan                   Group Inc. (private
 Counsel to the                                                  Stanley Funds and the                   mortgage insurance);
 Independent Trustees                                            TCW/DW Term Trusts;                     Trustee and Vice
 1675 Broadway                                                   formerly associated                     Chairman of The
 New York, NY                                                    with the Allstate                       Field Museum of
                                                                 Companies (1966-1994),                  Natural History;
                                                                 most recently as                        director of various
                                                                 Chairman of The                         other business and
                                                                 Allstate Corporation                    charitable
                                                                 (March 1993-December                    organizations.
                                                                 1994) and Chairman and
                                                                 Chief Executive Officer
                                                                 of its wholly-owned
                                                                 subsidiary, Allstate
                                                                 Insurance Company (July
                                                                 1989-December 1994).

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                                                OFFICE AND                                    FUND
                            POSITION(S)         LENGTH OF                                    COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH             TIME          PRINCIPAL OCCUPATION(S)    OVERSEEN     OTHER DIRECTORSHIPS
   INDEPENDENT TRUSTEE       REGISTRANT          SERVED*           DURING PAST 5 YEARS    BY TRUSTEE**     HELD BY TRUSTEE
 ------------------------  --------------  --------------------  -----------------------  -------------  --------------------
 Dr. Manuel H. Johnson     Trustee         Trustee since July    Chairman of the Audit         129       Director of NVR,
 (52)                                      1991                  Committee and Director                  Inc. (home
 c/o Johnson Smick                                               or Trustee of the                       construction);
 International, Inc.                                             Morgan Stanley Funds                    Chairman and Trustee
 1133 Connecticut Avenue,                                        and the TCW/DW Term                     of the Financial
 N.W.                                                            Trusts; Senior Partner,                 Accounting
 Washington, D.C.                                                Johnson Smick                           Foundation
                                                                 International, Inc., a                  (oversight
                                                                 consulting firm;                        organization of the
                                                                 Co-Chairman and a                       Financial Accounting
                                                                 founder of the Group of                 Standards Board).
                                                                 Seven Council (G7C), an
                                                                 international economic
                                                                 commission; formerly
                                                                 Vice Chairman of the
                                                                 Board of Governors of
                                                                 the Federal Reserve
                                                                 System and Assistant
                                                                 Secretary of the U.S.
                                                                 Treasury.
 Michael E. Nugent (65)    Trustee         Trustee since July    Chairman of the               207       Director of various
 c/o Triumph Capital,                      1991                  Insurance Committee and                 business
 L.P.                                                            Director or Trustee of                  organizations.
 237 Park Avenue                                                 the Morgan Stanley
 New York, NY                                                    Funds and the TCW/DW
                                                                 Term Trusts;
                                                                 director/trustee of
                                                                 various investment
                                                                 companies managed by
                                                                 Morgan Stanley
                                                                 Investment Management
                                                                 Inc. and Morgan Stanley
                                                                 Investments LP (since
                                                                 July 2001); General
                                                                 Partner, Triumph
                                                                 Capital, L.P., a
                                                                 private investment
                                                                 partnership; formerly
                                                                 Vice President, Bankers
                                                                 Trust Company and BT
                                                                 Capital Corporation
                                                                 (1984-1988).
 John L. Schroeder (71)    Trustee         Trustee since April   Retired; Chairman of          129       Director of Citizens
 c/o Mayer, Brown & Platt                  1994                  the Derivatives                         Communications
 Counsel to the                                                  Committee and Director                  Company
 Independent Trustees                                            or Trustee of the                       (telecommunications
 1675 Broadway                                                   Morgan Stanley Funds                    company).
 New York, NY                                                    and the TCW/DW Term
                                                                 Trusts; formerly
                                                                 Executive Vice
                                                                 President and Chief
                                                                 Investment Officer of
                                                                 the Home Insurance
                                                                 Company (August
                                                                 1991-September 1995).

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                                                            NUMBER OF
                                                 TERM OF                                  PORTFOLIOS IN
                            POSITION(S)         OFFICE AND                                FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH          LENGTH OF        PRINCIPAL OCCUPATION(S)   OVERSEEN BY   OTHER DIRECTORSHIPS
    MANAGEMENT TRUSTEE       REGISTRANT        TIME SERVED*        DURING PAST 5 YEARS      TRUSTEE**      HELD BY TRUSTEE
 ------------------------  --------------  --------------------  -----------------------  -------------  --------------------
 Charles A. Fiumefreddo    Chairman,       Trustee since July    Chairman, Director or         129       None
 (68)                      Director or     1991                  Trustee and Chief
 c/o Morgan Stanley Trust  Trustee and                           Executive Officer of
 Harborside Financial      Chief                                 the Morgan Stanley
 Center,                   Executive                             Funds and the TCW/DW
 Plaza Two,                Officer                               Term Trusts; formerly
 Jersey City, NJ                                                 Chairman, Chief
                                                                 Executive Officer and
                                                                 Director of the
                                                                 Investment Manager, the
                                                                 Distributor and Morgan
                                                                 Stanley Services,
                                                                 Executive Vice
                                                                 President and Director
                                                                 of Morgan Stanley DW,
                                                                 Chairman and Director
                                                                 of the Transfer Agent,
                                                                 and Director and/or
                                                                 officer of various
                                                                 Morgan Stanley
                                                                 subsidiaries (until
                                                                 June 1998).
 James F. Higgins (53)     Trustee         Trustee since June    Senior Adviser of             129       None
 c/o Morgan Stanley Trust                  2000                  Morgan Stanley (since
 Harborside Financial                                            August 2000); Director
 Center,                                                         of the Distributor and
 Plaza Two,                                                      Dean Witter Realty
 Jersey City, NJ                                                 Inc.; Director or
                                                                 Trustee of the Morgan
                                                                 Stanley Funds and the
                                                                 TCW/DW Term Trusts
                                                                 (since June 2000);
                                                                 previously President
                                                                 and Chief Operating
                                                                 Officer of the Private
                                                                 Client Group of Morgan
                                                                 Stanley (May
                                                                 1999-August 2000),
                                                                 President and Chief
                                                                 Operating Officer of
                                                                 Individual Securities
                                                                 of Morgan Stanley
                                                                 (February 1997-May
                                                                 1999).
 Philip J. Purcell (58)    Trustee         Trustee since April   Director or Trustee of        129       Director of American
 1585 Broadway                             1994                  the Morgan Stanley                      Airlines, Inc. and
 New York, NY                                                    Funds and the TCW/DW                    its parent company,
                                                                 Term Trusts; Chairman                   AMR Corporation.
                                                                 of the Board of
                                                                 Directors and Chief
                                                                 Executive Officer of
                                                                 Morgan Stanley and
                                                                 Morgan Stanley DW;
                                                                 Director of the
                                                                 Distributor; Chairman
                                                                 of the Board of
                                                                 Directors and Chief
                                                                 Executive Officer of
                                                                 Novus Credit Services
                                                                 Inc.; Director and/ or
                                                                 officer of various
                                                                 Morgan Stanley
                                                                 subsidiaries.

----------------------------

  *  EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.
 ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                               TERM OF
                                        POSITION(S)                          OFFICE AND
  NAME, AGE AND ADDRESS OF               HELD WITH                            LENGTH OF                  PRINCIPAL OCCUPATION(S)
     EXECUTIVE OFFICER                  REGISTRANT                          TIME SERVED*                   DURING PAST 5 YEARS
  ------------------------  -----------------------------------  -----------------------------------  ------------------------------
  Mitchell M. Merin (48)    President                            President since May 1999             President and Chief Operating
  1221 Avenue of the                                                                                  Officer of Morgan Stanley
  Americas                                                                                            Investment Management (since
  New York, NY                                                                                        December 1998); President,
                                                                                                      Director (since April 1997)
                                                                                                      and Chief Executive Officer
                                                                                                      (since June 1998) of the
                                                                                                      Investment Manager and Morgan
                                                                                                      Stanley Services; Chairman,
                                                                                                      Chief Executive Officer and
                                                                                                      Director of the Distributor
                                                                                                      (since June 1998); Chairman
                                                                                                      and Chief Executive Officer
                                                                                                      (since June 1998) and Director
                                                                                                      (since January 1998) of the
                                                                                                      Transfer Agent; Director of
                                                                                                      various Morgan Stanley
                                                                                                      subsidiaries; President of the
                                                                                                      Morgan Stanley Funds and
                                                                                                      TCW/DW Term Trusts (since May
                                                                                                      1999); Trustee of various Van
                                                                                                      Kampen investment companies
                                                                                                      (since December 1999);
                                                                                                      previously Chief Strategic
                                                                                                      Officer of the Investment
                                                                                                      Manager and Morgan Stanley
                                                                                                      Services and Executive Vice
                                                                                                      President of the Distributor
                                                                                                      (April 1997-June 1998), Vice
                                                                                                      President of the Morgan
                                                                                                      Stanley Funds (May 1997-April
                                                                                                      1999), and Executive Vice
                                                                                                      President of Morgan Stanley.
  Barry Fink (46)           Vice President, Secretary and        Vice President, Secretary and        General Counsel (since May
  c/o Morgan Stanley Trust  General Counsel                      General Counsel since February 1997  2000) and Managing Director
  Harborside Financial                                                                                (since December 2000) of
  Center,                                                                                             Morgan Stanley Investment
  Plaza Two                                                                                           Management; Managing Director
  Jersey City, NJ                                                                                     (since December 2000), and
                                                                                                      Secretary and General Counsel
                                                                                                      (since February 1997) and
                                                                                                      Director (since July 1998) of
                                                                                                      the Investment Manager and
                                                                                                      Morgan Stanley Services;
                                                                                                      Assistant Secretary of Morgan
                                                                                                      Stanley DW; Vice President,
                                                                                                      Secretary and General Counsel
                                                                                                      of the Morgan Stanley Funds
                                                                                                      and TCW/DW Term Trusts (since
                                                                                                      February 1997); Vice President
                                                                                                      and Secretary of the
                                                                                                      Distributor; previously,
                                                                                                      Senior Vice President,
                                                                                                      Assistant Secretary and
                                                                                                      Assistant General Counsel of
                                                                                                      the Investment Manager and
                                                                                                      Morgan Stanley Services.
  Thomas F. Caloia (55)     Treasurer                            Over 5 years                         First Vice President and
  c/o Morgan Stanley Trust                                                                            Assistant Treasurer of the
  Harborside Financial                                                                                Investment Manager, the
  Center,                                                                                             Distributor and Morgan Stanley
  Plaza Two                                                                                           Services; Treasurer of the
  Jersey City, NJ                                                                                     Morgan Stanley Funds.
  Armon Bar-Tur (32)        Vice President                       Since October 1996                   Executive Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager for over
  New York, New York                                                                                  5 years.
  Mark Bavoso (41)          Vice President                       Since January 1994                   Managing Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager for over
  New York, New York                                                                                  5 years.
  Richard M. Behler (48)    Vice President                       Since May 2001                       Executive Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager and/or its
  New York, New York                                                                                  investment management
                                                                                                      affiliates for over 5 years.
  Thomas Bergeron (37)      Vice President                       Since May 2001                       Vice President and Portfolio
  1221 Avenue of the                                                                                  Manager of the Investment
  Americas                                                                                            Manager; previously a
  New York, New York                                                                                  Financial Analyst with Bank
                                                                                                      Boston (1993-1997).
  Stephen F. Esser (37)     Vice President                       Since January 2001                   Managing Director and
  One Tower Bridge                                                                                    Portfolio Manager of the
  West Conshohocken,                                                                                  Investment Manager and/or its
  Pennsylvania                                                                                        investment management
                                                                                                      affiliates for over 5 years.

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                               TERM OF
                                        POSITION(S)                          OFFICE AND
  NAME, AGE AND ADDRESS OF               HELD WITH                            LENGTH OF                  PRINCIPAL OCCUPATION(S)
     EXECUTIVE OFFICER                  REGISTRANT                          TIME SERVED*                   DURING PAST 5 YEARS
  ------------------------  -----------------------------------  -----------------------------------  ------------------------------
  Edward F. Gaylor (60)     Vice President                       Since inception of the Fund          Executive Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager for over
  New York, New York                                                                                  5 years.
  Ellen Gold (37)           Vice President                       Since May 2001                       Vice President and Portfolio
  1221 Avenue of the                                                                                  Manager of the Investment
  Americas                                                                                            Manager for over 5 years.
  New York, New York
  Peter Hermann (42)        Vice President                       Since May 1996                       Vice President and Portfolio
  1221 Avenue of the                                                                                  Manager of the Investment
  Americas                                                                                            Manager for over 5 years.
  New York, New York
  David S. Horowitz (28)    Vice President                       Since February 2001                  Vice President and Portfolio
  One Tower Bridge                                                                                    Manager of the Investment
  West Conshohocken,                                                                                  Manager and/or its investment
  Pennsylvania                                                                                        management affiliates for over
                                                                                                      5 years.
  Kevin Jung (36)           Vice President                       Since May 1999                       Vice President and Portfolio
  1221 Avenue of the                                                                                  Manager of the Investment
  Americas                                                                                            Manager (since
  New York, New York                                                                                  September 1997); previously a
                                                                                                      portfolio manager with UBS
                                                                                                      Asset Management Inc.
  Michelle Kaufman (37)     Vice President                       Since May 1996                       Managing Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager for over
  New York, New York                                                                                  5 years.
  Anita H. Kolleeny (46)    Vice President                       Since inception of the fund          Managing Director and
  1221 Avenue of the                                                                                  Portfolio Manager of the
  Americas                                                                                            Investment Manager for over
  New York, New York                                                                                  5 years.
  Gordon W. Loery (41)      Vice President                       Since January 2001                   Executive Director and
  One Tower Bridge                                                                                    Portfolio Manager of the
  West Conshohocken,                                                                                  Investment Manager and/or its
  Pennsylvania                                                                                        investment management
                                                                                                      affiliates for over 5 years.
  Deanna L. Loughnane (35)  Vice President                       Since January 2001                   Executive Director and
  One Tower Bridge                                                                                    Portfolio Manager of the
  West Conshohocken,                                                                                  Investment Manager and/or its
  Pennsylvania                                                                                        investment management
                                                                                                      affiliates since 1997;
                                                                                                      previously Vice President and
                                                                                                      Corporate Bond Analyst for
                                                                                                      Putnam Investments
                                                                                                      (1993-1997).
  Angelo Manioudakis (35)   Vice President                       Since February 2001                  Executive Director and
  One Tower Bridge                                                                                    Portfolio Manager of the
  West Conshohocken,                                                                                  Investment Manager and/or its
  Pennsylvania                                                                                        investment management
                                                                                                      affiliates for over 5 years.
  Catherine Maniscalco      Vice President                       Since August 1999                    Vice President and Portfolio
  (38)                                                                                                Manager of the Investment
  1221 Avenue of the                                                                                  Manager for over 5 years.
  Americas
  New York, New York

Morgan Stanley Variable Investment Series
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                             TERM OF
                                      POSITION(S)                          OFFICE AND
NAME, AGE AND ADDRESS OF               HELD WITH                            LENGTH OF                  PRINCIPAL OCCUPATION(S)
   EXECUTIVE OFFICER                  REGISTRANT                          TIME SERVED*                   DURING PAST 5 YEARS
------------------------  -----------------------------------  -----------------------------------  ------------------------------
Charles Moon (35)         Vice President                       Since February 2001                  Executive Director and
One Tower Bridge                                                                                    Portfolio Manager of the
West Conshohocken,                                                                                  Investment Manager (since
Pennsylvania                                                                                        1999); previously Vice
                                                                                                    President and Global Banks
                                                                                                    Analyst for Citigroup
                                                                                                    (1993-1999).
Jonathan R. Page (55)     Vice President                       Since inception of the Fund          Managing Director and
c/o Morgan Stanley Trust                                                                            Portfolio Manager of the
Harborside Financial                                                                                Investment Manager and/or its
Center,                                                                                             investment management
Plaza, Two,                                                                                         affiliates for over 5 years.
Jersey City, NJ
Robert Rossetti (54)      Vice President                       Since July 2001                      Vice President and Portfolio
1221 Avenue of the                                                                                  Manager of the Investment
Americas                                                                                            Manager for over 5 years.
New York, New York
Guy G. Rutherfurd, Jr.    Vice President                       Since May 1999                       Managing Director and
(62)                                                                                                Portfolio Manager of the
1221 Avenue of the                                                                                  Investment Manager for over
Americas                                                                                            5 years.
New York, New York
Gustave Scacco (40)       Vice President                       Since December 2001                  Assistant Vice President and
1221 Avenue of the                                                                                  Equity Analyst of the
Americas                                                                                            Investment Manager (since
New York, New York                                                                                  1998); previously Vice
                                                                                                    President-Finance of Amicale
                                                                                                    Industries (1997-1998).
Ronald B. Silvestri (36)  Vice President                       Since May 2000                       Vice President and Portfolio
1221 Avenue of the                                                                                  Manager of the Investment
Americas                                                                                            Manager (since
New York, New York                                                                                  December 1999); previously a
                                                                                                    Senior Research Analyst with
                                                                                                    the Investment Manager.
Paul D. Vance (66)        Vice President                       Since inception of the Fund          Managing Director and
1221 Avenue of the                                                                                  Portfolio Manager of the
Americas                                                                                            Investment Manager and/or its
New York, New York                                                                                  investment management
                                                                                                    affiliates for over 5 years.
Alison E. Williams (33)   Vice President                       Since July 2001                      Vice President and Portfolio
1221 Avenue of the                                                                                  Manager of the Investment
Americas                                                                                            Manager (since February 2001);
New York, New York                                                                                  previously an equity analyst
                                                                                                    at Painewebber.

----------------------------

  *  EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS
     ELECTED.

                                    Trustees
          ------------------------------------------------------------

          Michael Bozic                          Dr. Manuel H. Johnson
          Charles A. Fiumefreddo                     Michael E. Nugent
          Edwin J. Garn                              Philip J. Purcell
          Wayne E. Hedien                            John L. Schroeder
          James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                                 Transfer Agent
                ------------------------------------------------
                              Morgan Stanley Trust
                     Harborside Financial Center--Plaza Two
                         Jersey City, New Jersey 07311

                              Independent Auditors
                ------------------------------------------------
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisor
                (European Growth and Pacific Growth Portfolios)
          ------------------------------------------------------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.
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